As filed with the Securities and Exchange Commission on December 29, 1995.

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349


================================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549

                           ____________

                             Form N-1A

                 REGISTRATION STATEMENT UNDER THE
                    SECURITIES ACT OF 1933 ( X )

              Post-Effective Amendment No. 26 ( X )

                              and/or

                 REGISTRATION STATEMENT UNDER THE
                INVESTMENT COMPANY ACT OF 1940 ( X )

                      Amendment No. 28 ( X )

                 (Check appropriate box or boxes)
                            __________

                        GOLDMAN SACHS TRUST
        (Exact name of registrant as specified in charter)

                         4900 Sears Tower
                   Chicago, Illinois 60606-6303
             (Address of principal executive offices)

                  Registrant's Telephone Number,
                 including Area Code 312-993-4400
                           ____________

Michael J. Richman, Esq.           Copies to:
Goldman, Sachs & Co.               Pamela J. Wilson, Esq.
85 Broad Street - 12th Floor       Hale and Dorr
New York, New York 10004           60 State Street
                                   Boston, MA 02109

(Name and address of agent for service)




It is proposed that this filing will become effective (check appropriate box)

( )  immediately upon filing pursuant to paragraph (b)
( )  on (date) pursuant to paragraph (b)

( )  60 days after filing pursuant to paragraph (a)(1)
(X)  On March 1, 1996 pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.

                           ____________

                            Proposed     Proposed
Title of                    Maximum      Aggregate
Securities   Amount of      Offering     Maximum       Amount
Being        Shares Being   Price per    Offering       of
Registered   Registered     Share        Price       Registration fee
----------   ------------   ---------    ---------   ----------------
Shares of
Beneficial
Interest     58,400,744       $11.96     $289,994      $100

(1) Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 132,627,047 shares were redeemed during the fiscal year ended October 31, 1995. 74,250,550 of such shares were used for reductions pursuant to paragraph (c) of Rule 24f-2 during the current fiscal year. 58,376,497 of the shares redeemed during the Registrant's previous fiscal year are being used for the reduction of the registration fee in this Amendment. While no fee is required for the 58,376,497 shares, the Registrant has elected to register for $100, an additional $289,994 in shares (24,247 shares at $11.96 per share). The proposed maximum offering price per share has been calculated based on the average of the prices of the Funds in the Trust as determined on December 27, 1995 pursuant to Rule 457(c).

Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2. On
December 29, 1995, Registrant filed a Rule 24f-2 notice for its fiscal year ended October 31, 1995.



================================================================================

                        GOLDMAN SACHS TRUST

                          ---------------

                       CROSS REFERENCE SHEET
                     (as required by Rule 485)


Part A                             CAPTION
------                             -------

(GS Short-Term Government Agency Fund, GS Short Duration Tax-Free
Fund, GS Adjustable Rate Government Agency Fund, GS Core Fixed
Income Fund and Goldman Sachs Global Income Fund - Institutional
Shares)

1.        Cover Page               Cover Page

2.        Synopsis                 Summary

3.        Condensed Financial
          Information              Financial Highlights

4.        General Description      Cover Page; Summary; Invest
          of Registrant            ment Objective and Policies;
                                   Special Investment Methods;
                                   Yield, Market Value and Risk
                                   Considerations of Mortgage-
                                   Backed Securities; Other In-
                                   vestments and Practices; Re-
                                   ports to Shareholders; Shares
                                   of the Trust; Additional In-
                                   formation

5.        Management of the        Investment Adviser, Management

6.        Capital Stock and        Dividends; Taxation; Shares of
          Other Securities         the Trust; Additional Infor-
                                   mation

7.        Purchase of Securities   Purchase of Institutional
          Being Offered            Shares; Net Asset Value;
                                   Additional Information

8.        Redemption or            Redemption of Institutional
                                   Repurchase
                                   Shares; Additional Information

9.        Pending Legal            Not Applicable
          Proceedings

 (GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Adjustable Rate Government Agency Fund and GS Core Fixed
Income Fund - Administration Shares)

1.        Cover Page               Cover Page

2.        Synopsis                 Summary

3.        Condensed Financial
          Information              Financial Highlights

4.        General Description      Cover Page; Summary; Invest
          of Registrant            ment Objective and Policies;
                                   Special Investment Methods;
                                   Yield, Market Value and Risk
                                   Considerations of Mortgage-
                                   Backed Securities; Other In-
                                   vestments and Practices; Re-
                                   ports to Shareholders; Shares
                                   of the Trust; Additional In-
                                   formation

5.        Management of the        Investment Adviser; Management
          Fund

6.        Capital Stock and        Dividends; Taxation; Shares of
          Other Securities         the Trust; Additional Infor-
                                   mation

7.        Purchase of Securities   Purchase of Administration
                                   Being Offered
                                   Shares; Net Asset Value;
                                   Additional Information

8.        Redemption or            Redemption of Administration
          Repurchase               Shares; Additional Information

9.        Pending Legal            Not Applicable
          Proceedings

(GS Short-Term Government Agency Fund, GS Short Duration Tax-Free
Fund, GS Adjustable Rate Government Agency Fund, GS Core Fixed
Income Fund and Goldman Sachs Global Income Fund  - Service
Shares)

1.        Cover Page               Cover Page

2.        Synopsis                 Summary

3.        Condensed Financial
          Information              Financial Highlights

4.        General Description      Cover Page; Summary; Invest
          of Registrant            ment Objective and Policies;
                                   Special Investment Methods;
                                   Yield, Market Value and Risk
                                   Considerations of Mortgage-
                                   Backed Securities; Other In-
                                   vestments and Practices; Re-
                                   ports to Shareholders; Shares
                                   of the Trust; Additional In-
                                   formation

5.        Management of the        Investment Adviser, Management

6.        Capital Stock and        Dividends; Taxation; Shares of
          Other Securities         the Trust; Additional Infor-
                                   mation

7.        Purchase of Securities   Purchase of Service
          Being Offered            Shares; Net Asset Value;
                                   Additional Information

8.        Redemption or            Redemption of Service
          Repurchase               Shares; Additional Information

9.        Pending Legal            Not Applicable
          Proceedings

(GS Adjustable Rate Government Agency Fund, Goldman Sachs Munici-pal Income Fund, Goldman Sachs Government Income Fund and Goldman
Sachs Global Income Fund-Class A Shares and Class B Shares)

1.        Cover Page               Cover Page

2.        Synopsis                 Summary

3.        Condensed Financial
          Information              Financial Highlights

4.        General Description      Cover Page; Summary; Invest
          of Registrant            ment Objective and Policies;
                                   Municipal Securities and Other
                                   Investments; Other Investments
                                   and Practices; Reports to
                                   Shareholders; Shares of the
                                   Trust; Additional Information

5.        Management of the        Investment Adviser; Management
          Fund

6.        Capital Stock and        Dividends; Taxation; Shares of
          Other Securities         the Trust; Additional Infor-
                                   mation

7.        Purchase of Securities   Purchase of
          Being Offered            Shares; Net Asset Value;
                                   Additional Information

8.        Redemption or            Redemption of Shares;
          Repurchase               Additional Information

9.        Pending Legal            Not Applicable
          Proceedings

Part B
(GS Short-Term Government Agency Fund, GS Short Duration Tax-Free
Fund, GS Adjustable Rate Government Agency Fund, GS Core Fixed
Income Fund, Goldman Sachs Global Income Fund- Institutional
Shares

10.       Cover Page               Cover Page

11.       Table of Contents        Table of Contents


12.       General Information      Not Applicable
          and History

13.       Investment Objectives    Investment Objective and Poli-
          and Policies             cies; Investment Restrictions

14.       Management of the        Management
          Registrant

15.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory      Management
          and Other Services

17.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

18.       Capital Stock and        Shares of the Trust
          Other Securities

19.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status Taxation

21.       Underwriters             Management-Distributor

22.       Calculation of           Performance Information
          Performance Data

23.       Financial Statements     Financial Statements

24.       Cover Page               Cover Page

25.       Table of Contents        Table of Contents

26.       General Information      Introduction
          and History

27.       Investment Objectives    Investment Objective and
          and Policies             Policies; Investment Restric-
                                   tions

28.       Management of the        Management
          Registrant


29.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

30.       Investment Advisory and  Management
          Other Services

31.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

32.       Capital Stock and Other  Shares of the Trust
          Securities

33.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of Securit-
          ies Being Offered

34.       Tax Status               Taxation

35.       Underwriters             Management-Distributor and
                                   Transfer Agent

36.       Calculation and          Performance Information
          Performance Data

37.       Financial Statements     Financial Statements

(GS Short-Term Government Agency Fund, GS Short Duration Tax-Free
Fund, GS Adjustable Rate Government Agency Fund, GS Core Fixed
Income Fund, Goldman Sachs Global Income Fund- Administration
Shares

10.       Cover Page               Cover Page

11.       Table of Contents        Table of Contents


12.       General Information      Not Applicable
          and History

13.       Investment Objectives    Investment Objective and Poli-
          and Policies             cies; Investment Restrictions

14.       Management of the        Management
          Registrant

15.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory      Management
          and Other Services

17.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

18.       Capital Stock and        Shares of the Trust
          Other Securities

19.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status Taxation

21.       Underwriters             Management-Distributor; Admin-
                                   istration Plan

22.       Calculation of           Performance Information
          Performance Data

23.       Financial Statements     Financial Statements

24.       Cover Page               Cover Page

25.       Table of Contents        Table of Contents

26.       General Information      Introduction
          and History

27.       Investment Objectives    Investment Objective and
          and Policies             Policies; Investment Restric-
                                   tions

28.       Management of the        Management
          Registrant


29.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

30.       Investment Advisory and  Management
          Other Services

31.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

32.       Capital Stock and Other  Shares of the Trust
          Securities

33.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of Securit-
          ies Being Offered

34.       Tax Status               Taxation

35.       Underwriters             Management-Distributor and
                                   Transfer Agent

36.       Calculation and          Performance Information
          Performance Data

37.       Financial Statements     Financial Statements

(GS Short-Term Government Agency Fund, GS Short Duration Tax-Free
Fund, GS Adjustable Rate Government Agency Fund, GS Core Fixed
Income Fund, Goldman Sachs Global Income Fund- Service Shares

10.       Cover Page               Cover Page

11.       Table of Contents        Table of Contents


12.       General Information      Not Applicable
          and History

13.       Investment Objectives    Investment Objective and Poli-
          and Policies             cies; Investment Restrictions

14.       Management of the        Management
          Registrant

15.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory      Management
          and Other Services

17.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

18.       Capital Stock and        Shares of the Trust
          Other Securities

19.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status Taxation

21.       Underwriters             Management-Distributor; Ser-
                                   vice Plan

22.       Calculation of           Performance Information
          Performance Data

23.       Financial Statements     Financial Statements

24.       Cover Page               Cover Page

25.       Table of Contents        Table of Contents

26.       General Information      Introduction
          and History

27.       Investment Objectives    Investment Objective and
          and Policies             Policies; Investment Restric-
                                   tions

28.       Management of the        Management
          Registrant


29.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

30.       Investment Advisory and  Management
          Other Services

31.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

32.       Capital Stock and Other  Shares of the Trust
          Securities

33.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of Securit-
          ies Being Offered

34.       Tax Status               Taxation

35.       Underwriters             Management-Distributor and
                                   Transfer Agent

36.       Calculation and          Performance Information
          Performance Data

37.       Financial Statements     Financial Statements

(GS Adjustable Rate Government Agency Fund, Goldman Sachs Munici-pal Income Fund, Goldman Sachs Government Income Fund and Goldman
Sachs Global Income Fund- Class A Shares and Class B Shares

10.       Cover Page               Cover Page

11.       Table of Contents        Table of Contents


12.       General Information      Not Applicable
          and History

13.       Investment Objectives    Investment Objective and Poli-
          and Policies             cies; Investment Restrictions

14.       Management of the        Management
          Registrant

15.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory      Management
          and Other Services

17.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

18.       Capital Stock and        Shares of the Trust
          Other Securities

19.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status Taxation

21.       Underwriters             Management-Distributor

22.       Calculation of           Performance Information
          Performance Data

23.       Financial Statements     Financial Statements

24.       Cover Page               Cover Page

25.       Table of Contents        Table of Contents

26.       General Information      Introduction
          and History

27.       Investment Objectives    Investment Objective and
          and Policies             Policies; Investment Restric-
                                   tions

28.       Management of the        Management
          Registrant


29.       Control Persons and      Shares of the Trust
          Principal Holders of
          Securities

30.       Investment Advisory and  Management
          Other Services

31.       Brokerage Allocation     Portfolio Transactions
          and Other Securities

32.       Capital Stock and Other  Shares of the Trust
          Securities

33.       Purchase, Redemption     Management; Net Asset Value
          and Pricing of Securit-
          ies Being Offered

34.       Tax Status               Taxation

35.       Underwriters             Management-Distributor and
                                   Transfer Agent

36.       Calculation and          Performance Information
          Performance Data

37.       Financial Statements     Financial Statements

Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration
Statement.

Prospectus
______, 1995


                               TABLE OF CONTENTS

                                      Page
                                      ----

Fund Highlights.....................     3
Fees and Expenses...................     7
Financial Highlights................    10
Investment Objectives and Policies..    14
Special Investment Methods and
Risk Factors........................    19
Investment Restrictions.............    32
Portfolio Turnover..................    32
Management..........................    32
Reports to Shareholders.............    36
How to Invest.......................    36
Distribution and Authorized Dealer
Service Plan........................    43
How to Sell Shares of the Funds.....    43
Dividends...........................    45
Net Asset Value.....................    46
Performance Information.............    46
Shares of the Company...............    47
Taxation............................    47
Additional Information..............    49
Appendix A-1

Account Application


                              Goldman Sachs Trust
                              Institutional Shares

GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND

  Seeks a high level of current income, consistent with low volatility of principal primarily through investment in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

GS SHORT-TERM GOVERNMENT AGENCY FUND

  Seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital gain through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating thereto and will maintain an option-adjusted duration of not more than 3 years.

GS SHORT DURATION TAX-FREE FUND

  Seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax primarily through investments in fixed income municipal securities with remaining effective maturities of five years or less.

GS CORE FIXED INCOME FUND

  Seeks total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index primarily through investments in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities and asset-backed securities.

GOLDMAN SACHS GLOBAL INCOME FUND

  Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

                                                        (continued on next page)

                                ________________


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(cover continued)

     THE CORE FIXED INCOME AND THE GLOBAL INCOME FUNDS' INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE CORE FIXED INCOME AND GLOBAL INCOME FUNDS, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF FOREIGN COUNTRIES IN WHICH THE CORE FIXED INCOME AND GLOBAL INCOME FUNDS WILL INVEST MAY BE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF THE UNITED STATES. THESE FUNDS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

     Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the GS Short Duration Tax-Free, GS Core Fixed Income and Global Income Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as investment adviser to the GS Short-Term Government Agency and Adjustable Rate Government Agency Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as subadviser to the Global Income Fund. GSAM, GSFM and GSAMI are referred to in this Prospectus as the "Investment Adviser." GSAM serves as administrator to Goldman Sachs Global Income Fund and Goldman Sachs serves as each Fund's distributor and transfer agent.

     This Prospectus, which sets forth concisely the information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor ought to know before investing, should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated ________ 1995, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

                                FUND HIGHLIGHTS

     The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS THE GOLDMAN SACHS TRUST?

     The Goldman Sachs Trust is an open-end management investment company that offers its shares in several series or funds. Each Fund pools the resources of investors by selling its shares to the public and investing the proceeds in a portfolio of securities designed to achieve that Fund's stated investment objective. The Global Income Fund is a non-diversified fund and each of the other Funds is a diversified fund as defined in the Investment Company Act of 1940 (the "Act").

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objective will be achieved. For a complete description of each Fund's investment objective and policies, see "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors."

     GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND-The investment objective of the Fund is to provide investors with a high level of current income consistent with low volatility of principal. The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in other mortgage-backed securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund seeks to minimize fluctuation in the value of its portfolio securities and therefore its net asset value. It believes that it can achieve this objective by investing primarily in guaranteed adjustable rate mortgage-backed securities, maintaining a maximum duration equal to that of a two-year U.S. Treasury security and a target duration in a range approximately equal to that of a 6-month to one-year U.S. Treasury security (computed using the method described herein) and utilizing certain active management techniques to hedge interest rate risks and to enhance its return.

     GS SHORT-TERM GOVERNMENT AGENCY FUND - The Fund's objective is to achieve a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital gain. The Fund invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") deemed to have remaining maturities or (in the case of mortgage-related securities) estimated average lives of 6 years or less, and (b) repurchase agreements pertaining thereto. The Fund will invest under normal market conditions, at least 65% of its total assets in securities issued by U.S. Government agencies or instrumentalities and in repurchase agreements pertaining to U.S. Government Securities. The U.S. Government securities in which the Fund may invest include mortgage-related securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund will maintain an option-adjusted duration of not more than 3 years; however, its actual option-adjusted duration is expected to be approximately two years under normal interest rate conditions. The Fund may employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to enhance its return and to seek to reduce fluctuation in its net asset value.

     GS SHORT DURATION TAX-FREE FUND - The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax-Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not an item of tax preference under the federal alternative minimum tax. In addition, Tax-Free Securities include certain participation interests and other securities described under "Municipal Securities in which the Short Duration Tax-Free Fund will Invest" the interest on which is exempt from such taxes. The Fund's investments in Municipal Securities at the time of investment will be rated at least A by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. Under normal market conditions, the Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax. The Fund, although it is not expected to do so, may also invest up to 20% of its net assets in taxable investments which are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investment"). The Fund will maintain an average portfolio duration, of two to three years. The Individual Municipal Securities in which the Fund invests will have remaining effective maturities of five years or less. The effective maturity of a Municipal Security, unlike its stated maturity, is the period remaining until the principal can be recovered through a mandatory redemption provision or the exercise of a put or demand feature by the holder of the Municipal Securities or the period until the next scheduled auction date for an auction rate Municipal Security. Since the Fund uses duration as a criteria, there are no maximum limitations as to average weighted portfolio maturity or permissible stated maturity with respect to individual securities.

     GS CORE FIXED INCOME FUND - The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). The Fund will seek to achieve its objective by investing, under normal market conditions, primarily in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities, and asset-backed securities. The fixed income securities in which the Fund invests, at the time of investment, will be rated at least BBB or Baa, or their equivalent rating, by any one of Standard & Poor's, Moody's, or Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.
The Fund will maintain, under normal market conditions, a portfolio duration within a range equal to the duration of the Index plus or minus one year. The fixed income securities in which the Fund may invest include obligations of foreign issuers and obligations denominated in U.S. dollars or foreign currencies. The non-dollar denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA by Standard & Poor's, Aa by Moody's, or AA by Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Fund's investments in fixed income securities may also include Short-Term Investments (as defined below), convertible securities, custody receipts and municipal securities. It is expected that the Fund will employ certain currency and interest rate management techniques. These techniques will be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities and, in the case of certain techniques, to seek to increase the total return of the Fund.

     GOLDMAN SACHS GLOBAL INCOME FUND-The investment objective of the Fund is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. Under normal market conditions (i) the Fund will have at least 30% of its total assets, after considering the effect of its currency position, denominated in U.S. dollars and (ii) the Fund will invest in securities of issuers in at least three countries. High quality securities are defined as securities rated, at the time of investment, at least AA by S&P or Aa by Moody's or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in obligations of a sovereign issuer rated at least A by S&P or Moody's, or if not rated by such rating organizations, determined by the Investment Adviser or Subadviser to be of comparable credit quality, if the obligations are
denominated in the issuers own currency.   The Fund will maintain a dollar-
weighted average duration of not more than 7.5 years. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the
individual securities in which the Fund may invest.   It is expected that the
Fund will employ certain currency and interest rate management techniques.
These techniques will be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities and, in the case of certain techniques, to seek to increase the total return of the Fund.

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable to the Core Fixed Income and Global Income Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

        There are certain risks associated with the investment policies of each of the Funds. The securities in a Fund's portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Because each Fund's investments are interest rate sensitive, the Fund's performance will depend in large part upon the ability of the Fund to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital. A Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") entail certain risks. These risks include the failure of an issuer or guarantor to meet its obligations, adverse interest rate changes, adverse economic, real estate or unemployment trends, failures in connection with processing of transactions and the effects of prepayments on mortgage cash flows. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in some of the Mortgage-Backed Securities it holds notwithstanding a direct or indirect governmental or agency guarantee. The Short Duration Tax-Free Fund's investments in Municipal Securities entail certain risks, including adverse income and principal value fluctuation associated with general economic conditions affecting the Municipal Securities markets, the issuers and guarantors of Municipal Securities and the facilities financed by Municipal Securities as well as adverse interest rate changes and volatility of yields of short and intermediate term Municipal Securities. See "Risk Factors." In addition, the Fund's yield will be subject to risks associated with particular issues in which it invests, including potential defaults by issuers and guarantors and the size and rating of an issue. If the Fund invests in private activity bonds, distributions attributable to the interest on such securities may be a tax preference item subject to the federal
alternative minimum tax.   A reduction in federal income tax rates would reduce
the tax equivalent yield of the Fund and would tend to reduce the value of Municipal Securities held in the Fund's portfolio. Conversely, an increase in federal income tax rates would increase the taxable equivalent yield of the Fund. In addition, changes in federal law adversely affecting the tax-exempt status of income derived from Municipal Securities could significantly affect both the supply and demand for Municipal Securities, which in turn could affect the Fund's ability to acquire and dispose of Municipal Securities at favorable prices. In addition, a Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent the Core Fixed Income and Global Income Funds invest in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. In addition, because the Global Income Fund will invest primarily outside the U.S., the Fund may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility.

     The Global Income Fund is a "non-diversified" fund as defined under the Act and is therefore subject only to certain federal tax diversification requirements, in addition to the policies adopted by the Investment Adviser. To the extent that a Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Special Investment Methods and Risk Factors-Non-Diversification Status."

WHO MANAGES THE FUNDS?

     Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, acts as administrator to the Global Income Fund and serves as the Investment Adviser to the Short Duration Tax-Free, Core Fixed Income and Global Income Funds. Goldman Sachs Funds Management, L.P., an affiliate of Goldman Sachs, serves as investment adviser to the Short-Term Government Agency Fund and Adjustable Rate Government Agency Fund. Goldman Sachs Asset Management International, London, England, an affiliate of Goldman Sachs, serves as subadviser to the Global Income Fund. As of ________ 1995, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $___ billion.

WHO DISTRIBUTES THE FUND'S SHARES?

     Goldman Sachs acts as distributor of each Fund's Institutional shares.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $50,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and the relevant class of any portfolio of Goldman Sachs Money Market Trust.

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Funds through Goldman Sachs. Shares of the Funds may be purchased at the current net asset value per share without the imposition of a sales load. See "How to Invest."

HOW DO I SELL MY SHARES?

     You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "How to Sell Shares of the Funds."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

     Each Fund (other than the Global Income Fund) intends to declare a daily dividend determined with the objective of distributing the majority of net investment income. Such dividends on each Fund (other than the Global Income
Fund) will accrue daily with respect to outstanding shares, commencing on the Business Day after the receipt of payment of such shares, and will be paid monthly. The Global Income Fund intends to declare and pay dividends monthly. Dividends on the Global Income Fund will commence as of the purchase of such shares. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. Each Fund also intends that substantially all net realized long-term and short-term capital gains will be declared as a dividend and paid at least annually.

     You will receive dividends in additional shares of the same class of Fund in which you have invested or may elect to receive cash. For further information concerning dividends, see "Dividends."


                                                         FEES AND EXPENSES
                                                      (INSTITUTIONAL SHARES)

                                                                Adjustable
                                               Short-Term       Rate                                               Global
                                               Government      Government       Short-Duration     Core Fixed       Income
                                               Agency Fund/1/  Agency Fund/2/   Tax-Free Fund/3/   Income Fund/4/   Fund/5/
                                               -------------  --------------   ----------------   --------------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
        Purchases(1)..............................  none             none               none             none         none
  Maximum Sales Charge Imposed on
     Reinvested Dividends.........................  none             none               none             none         none
       Redemption Fees(2).........................  none             none               none             none         none
       Exchange Fees(2)...........................  none             none               none             none         none
ANNUAL FUND OPERATING EXPENSES:
   (as a percentage of average daily net assets)
        Management Fees...........................  0.40%            0.40%            0.40%              0.40%      0.55%/3/
    Distribution (Rule 12b-1) Fees................  none             none               none             none         none
  Other Expenses (after applicable
        limitations)..............................  0.05%           0.05%             0.05%              0.05%      0.10%
                                                                 ------------                                      -----------
TOTAL FUND OPERATING EXPENSES
 (AFTER FEE AND EXPENSE
 LIMITATION)......................................   0.45%/1/       0.45%/2/          0.45%/3/           0.45%/4/   0.65%/5/
                                                    =========    ===========         =========         ==========  ===========

EXAMPLE

   You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.


FUND                                      1 Year  3 Years  5 Years  10 Years
----------------------------------------  ------  -------  -------  --------
Short-Term Government Agency Fund.......      $5      $14      $25       $57
Adjustable Rate Government Agency Fund..      $5      $14      $25       $57
Short Duration Tax-Free Fund............      $5      $14      $25       $57
Core Fixed Income Fund..................      $5      $14      $25       $57
Global Income Fund......................      $7      $21      $34       $81
---------------------

1. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed that a portion of its advisory fee (0.10% on an annual basis) would not be imposed on Short-Term Government Agency Fund. The Investment Adviser also has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets.
   Investment Adviser has no current intention of modifying or discontinuing such fee and expense limitation but may do so in the future at its discretion. Without such fee and expense limitations, Management Fees, Other Expenses and Total Operating Expenses attributable to Institutional Shares would be 0.__%, 0.__% and ___%, respectively.

2. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Adjustable Rate Government Agency Fund (excluding advisory fees, fees under distribution, administration, service and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Institutional Shares would be 0.__% and __%, respectively.

3. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Short Duration Tax-Free Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Institutional Shares would be 0.__% and __%, respectively.

4. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Core Fixed Income Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitations but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Institutional Shares would be 0.__% and __%, respectively.

5. Based upon estimated amounts for the current fiscal year. "Management Fees" paid by Global Income Fund include advisory, subadvisory and administration fees of 0.10%, 0.30% and 0.15% respectively. The Investment Advisers voluntarily have agreed to limit the advisory and subadvisory fees to such amounts. Without such limitations, advisory and subadvisory fees would be 0.25% and 0.50%, respectively. The Investment Advisers have also voluntarily agreed to reduce or limit certain "Other Expenses" of the Global Income Fund (excluding transfer agency fees (estimated to be 0.04% of average daily net assets), advisory, subadvisory and administration fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.6% of the Fund's average daily net assets. The Investment Advisers have no current intention of modifying or discontinuing such fee and expense limitations but may do so in the future at their discretion. Without such fee and expense limitations, Management, Other Expenses and Total Operating Expenses attributable to Institutional Shares would be 0.90%, 0.__% and __%. The fee and expense limitations discussed above were adopted during the fiscal year ended October 31, 1995. Annual operating expenses incurred by Institutional Shares of the Fund during the fiscal year ended October 31, 1995 (expressed as a percentage of average daily net assets) were Management Fees, Other Expenses and Total Operating Expenses of __%, __% and __%, respectively.

The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Short-Term Government Agency Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Administration and Service Shares; Adjustable Rate Government Agency Fund also offers Administration and Service Shares and Class A Shares; and Global Income Fund also offers Administration Shares, Class A Shares and Class B Shares. The other classes of the Funds are subject to different fees and expenses (which affects performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number of the back cover page of this Prospectus.

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of a Fund that an investor will bear directly or indirectly. The information on cost and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Advisers, Subadviser and Administrator."

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1995 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                    GS Adjustable Rate Government Agency Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.74   $0.5630/(c)/   $0.0717/(c)/         -          $0.6347(c)   $(0.5759)     $  --         $(0.0287)
1995-Administration
    Shares...........    9.74    0.5366/(c)/    0.0737/(c)/         -           0.6103(c)    (0.5528)        --          (0.0275)
1995-Class A
    Shares/(d)/......    9.79    0.2721/(c)/  (0.0090)/(c)/         -           0.2631(c)    (0.2697)        --          (0.0134)
1994-Institutional
    Shares...........   10.00    0.4341/(c)/  (0.2455)/(c)/         -           0.1886(c)    (0.4486)        --          --
1994-Administration
    Shares...........   10.00    0.4211/(c)/  (0.2572)/(c)/         -           0.1639(c)    (0.4239)        --          --
1993-Institutional
    Shares...........   10.04    0.4397       (0.0376)/(a)/         -           0.4021       (0.4397)        --          (0.0024)
1993-Administration
    Shares/(f)/......   10.02    0.2146       (0.0173)/(a)/         -           0.1973       (0.2146)      0.0000        (0.0027)
1992-Institutional
    Shares...........   10.03    0.5599       (0.0029)/(a)          -           0.5570       (0.5470)        --          --

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   10.00    0.1531        0.0322/(a)/          -           0.1853       (0.1553)        --          --

                         Distributions to shareholders
                     -------------------------------------
                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)       Net asset                    net       income
                      option and    paid     distributions     in net         value at                  expenses     (loss)
                       futures       in          to            asset           end of      Total       to average   to average
                     transactions  capital   shareholders      value           period    return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    $ --      $ --        $(0.6046)       $ 0.0301        $ 9.77       6.75%        0.46%       5.77%
1995-Administration
    Shares...........      --        --         (0.5803)         0.0300          9.77       6.48         0.71        5.50
1995-Class A
    Shares/(d)/......      --        --         (0.2831)        (0.0200)         9.77       2.74         0.69/(e)/   5.87/(e)/
1994-Institutional
    Shares...........      --        --         (0.4486)        (0.2600)         9.74       1.88         0.46        4.38
1994-Administration
    Shares...........      --        --         (0.4239)        (0.2600)         9.74       1.63         0.71        4.27
1993-Institutional
    Shares...........      --        --         (0.4421)        (0.0400)        10.00       4.13         0.45        4.36
1993-Administration
    Shares/(f)/......      --        --         (0.2173)        (0.0200)        10.00       2.01/(k)/    0.70/(e)/   3.81/(e)/
1992-Institutional
    Shares...........      --        --         (0.5470)         0.0100         10.04       6.12         0.42        5.61

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........      --        --         (0.1553)         0.0300         10.03       2.14(k)      0.20/(e)/   7.31/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    24.12%     $  657,358     0.53%        5.70%
1995-Administration
    Shares...........    24.12           3,572     0.78         5.43
1995-Class A
    Shares/(d)/......    24.12          15,203     1.01/(e)/    5.55/(e)/
1994-Institutional
    Shares...........    37.81         942,523     0.49         4.35
1994-Administration
    Shares...........    37.81           6,960     0.74         4.24
1993-Institutional
    Shares...........   103.74       2,760,871     0.48         4.33
1993-Administration
    Shares/(f)/......   103.74           5,326     0.73/(e)/    3.78/(e)/
1992-Institutional
    Shares...........   286.40       2,145,064     0.55         5.48

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   145.67/(e)/    239,642     1.02(e)      6.49/(e)/

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                     GS SHORT-TERM GOVERNMENT AGENCY FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.64    $0.6652/(c)/  $ 0.1666/(c)/     $ --          $0.8318/(c)/  $(0.6518)   $--           $--
1995-Administration
    Shares...........    9.64     0.2384/(c)/   (0.0433)/(c)/      --           0.1951/(c)/   (0.2051)    --            --
1994-Institutional
    Shares...........   10.14     0.5628/(c)/   (0.4592)/(c)/      --           0.1036/(c)/   (0.5598)    (0.0438)      --
1994-Administration
    Shares...........   10.14     0.5329/(c)/   (0.4539)/(c)/      --           0.0790/(c)/   (0.5352)    (0.0438)      --
1993-Institutional
    Shares...........   10.16     0.5627        (0.0135)/(a)/      --           0.5492        (0.5627)    --            (0.0065)
1993-Administration
    Shares/(f)/......   10.23     0.2725        (0.0900)/(a)/      --           0.1825        (0.2725)    --            --
1992-Institutional
    Shares...........   10.22     0.6703        (0.0600)/(a)/      --           0.6103        (0.6703)    --            --
1991-Institutional
    Shares...........   10.00     0.8020         0.2200/(a)/       --           1.0220        (0.8020)    --            --
1990-Institutional
    Shares...........   10.07     0.8300        (0.0700)/(a)/      --           0.7600        (0.8300)    --            --
1989-Institutional
    Shares...........   10.10     0.8800        --                 --           0.8800        (0.8800)    --            --

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........   10.00     0.1800         0.1000/(a)/       --           0.2800        (0.1800)    --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ --          $--       $(0.6518)     $ 0.1800       $ 9.82         8.97%         0.45%        6.87%
1995-Administration
    Shares...........    --           --        (0.2051)      (0.0100)        9.63/(h)/    2.10          0.70/(e)/    7.91/(e)/
1994-Institutional
    Shares...........    --           --        (0.6036)      (0.5000)        9.64         0.99          0.45         5.69
1994-Administration
    Shares...........    --           --        (0.5790)      (0.5000)        9.64         0.73          0.70         5.38
1993-Institutional
    Shares...........    --           --        (0.5692)      (0.0200)       10.14         5.55          0.45         5.46
1993-Administration
    Shares/(f)/......    --           --        (0.2725)      (0.0900)       10.14         1.74          0.70/(e)/    4.84/(e)/
1992-Institutional
    Shares...........    --           --        (0.6703)      (0.0600)       10.16         6.24          0.45         6.60
1991-Institutional
    Shares...........    --           --        (0.8020)       0.2200        10.22        10.93          0.45         8.25
1990-Institutional
    Shares...........    --           --        (0.8300)      (0.0700)       10.00         8.23          0.45         8.62
1989-Institutional
    Shares...........    --           (0.0300)  (0.9100)      (0.0300)       10.07         9.08          0.46         8.71

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    --           --        (0.1800)       0.1000        10.10         3.30          0.55/(e)/    8.55/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    292.56%    $103,760       0.72%        6.60%
1995-Administration
    Shares...........    292.56           --       0.90/(e)/    7.71/(e)/
1994-Institutional
    Shares...........    289.79      193,095       0.59         5.55
1994-Administration
    Shares...........    289.79          730       0.84         5.24
1993-Institutional
    Shares...........    411.66      359,708       0.64         5.31
1993-Administration
    Shares/(f)/......    411.66       16,490       0.80/(e)/    4.74/(e)/
1992-Institutional
    Shares...........    216.07      277,927       0.69         6.36
1991-Institutional
    Shares...........    155.44      158,848       0.79         7.91
1990-Institutional
    Shares...........    173.21       68,995       0.95         8.12
1989-Institutional
    Shares...........    137.37       31,015       1.39         7.78

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    167.00(e)    39,052       1.42/(e)/    7.68/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                            GS Short Duration Tax-Free Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.79    $0.4235/(c)/  $0.1500/(c)/      $ --         $0.5735/(c)/  $(0.4235)      $--         $ --
1995-Administration
    Shares...........    9.79     0.3989/(c)/   0.1500/(c)/        --          0.5489/(c)/   (0.3989)       --           --
1995-Service Shares..    9.79     0.3744/(c)/   0.1600/(c)/        --          0.5344/(c)/   (0.3744)       --           --

1994-Institutional
    Shares...........   10.23     0.3787/(c)/  (0.3575)/(c)/       --          0.0212/(c)/   (0.3787)       (0.0825)     --
1994-Administration
    Shares...........   10.23     0.3537/(c)/  (0.3575)/(c)/       --         (0.0038)/(c)/  (0.3537)       (0.0825)     --
1994-Service
    Shares/(i)/......    9.86     0.0475/(c)/  (0.0700)/(c)/       --         (0.0225)/(c)/  (0.0475)       --           --

1993-Institutional
    Shares...........    9.93     0.3834        0.3000/(a)/        --          0.6834        (0.3834)       --           --
1993-Administration
    Shares/(i)/......   10.16     0.1555        0.0720/(a)/        --          0.2275        (0.1555)       --           --

For the Period October 1, 1992/(g)/through October 31,
------------------------------------------------------
1992-Institutional
    Shares...........   10.00     0.0341       (0.0700)/(a)/       --         (0.0359)       (0.0341)       --           --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   $ --       $ --        $(0.4235)     $ 0.1500       $ 9.94         5.98%          0.45%        4.31%
1995-Administration
    Shares...........     --         --         (0.3989)       0.1500         9.94         5.76           0.70         4.14
1995-Service Shares..     --         --         (0.3744)       0.1600         9.95         5.59           0.95         3.87

1994-Institutional
    Shares...........     --         --         (0.4612)      (0.4400)        9.79         0.17           0.45         3.74
1994-Administration
    Shares...........     --         --         (0.4362)      (0.4400)        9.79        (0.11)          0.70         3.51
1994-Service
    Shares/(i)/......     --         --         (0.0475)      (0.0700)        9.79        (0.32)/(k)/     0.95/(e)/    4.30/(e)/

1993-Institutional
    Shares...........     --         --         (0.3834)       0.3000        10.23         7.03           0.41         3.70
1993-Administration
    Shares/(i)/......     --         --         (0.1555)       0.0720        10.23         2.28/(k)/      0.70/(e)/    3.32/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........     --         --         (0.0341)      (0.0700)        9.93        (0.34)/(k)/     0.05/(e)/    4.58/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   259.52%      $ 58,389      0.77%         3.99%
1995-Administration
    Shares...........   259.52             46      1.02          3.82
1995-Service Shares..   259.52            454      1.27          3.55
1994-Institutional
    Shares...........   354.00         83,704      0.61          3.58
1994-Administration
    Shares...........   354.00          3,866      0.86          3.35
1994-Service
    Shares/(i)/......   354.00             44      1.11/(e)/     4.14/(e)/
1993-Institutional
    Shares...........   404.60        115,803      1.06          3.05
1993-Administration
    Shares/(i)/......   404.60            911      1.07/(e)/     2.95/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........    31.19/(k)/    14,601      2.68/(e)/     1.95/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                               GS Core Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........  $ 9.24    $0.6423        $ 0.7610           $ --          $ 1.4033     $(0.6433)      $ --          $ --

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........   10.00     0.4648         (0.7617)            --           (0.2969)     (0.4648)        --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........    $ --       $ --       $(0.6433)     $ 0.7600       $10.00         15.72%          0.45%       6.56%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........      --         --        (0.4648)      (0.7617)        9.24         (3.00)          0.45/(e)/   6.48/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........     383.26%    $55,502       0.96%         6.05%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........     288.25      24,508       1.46/(e)/     5.47/(e)/

------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(c) Calculated based on the average shares outstanding methodology.
(d) Class A shares commenced operations on May 15, 1995.
(e) Annualized.
(f) Administration share activity commenced on April 15, 1993.
(g) Commencement of operations.
(h) GS Short-Term Government Agency Administration shares were redeemed in full on February 23, 1995. Amount shown represents net asset value on February 23, 1995.
(i) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(j) Includes the effect of mortgage dollar roll transactions.
(k) Not annualized.

Goldman Sachs Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

                                                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                 -----------------------------------------------------------------------------------


                                                                   NET REALIZED            NET REALIZED
                                                                  AND UNREALIZED          AND UNREALIZED            TOTAL
                                                                    GAIN (LOSS)             GAIN (LOSS)             INCOME
                              NET ASSET                            ON INVESTMENT,           ON FOREIGN              (LOSS)
                              VALUE AT              NET              OPTION AND              CURRENCY                FROM
                              BEGINNING          INVESTMENT           FUTURES                 RELATED              INVESTMENT
                              OF PERIOD            INCOME         TRANSACTIONS/(a)/       TRANSACTIONS/(a)/        OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares           13.43                0.89                 0.92                   0.15                   1.96
1995 - Institutional
       shares/(f)/              14.09                0.22                 0.34                   0.06                   0.62
1994 - Class A shares           15.07                0.84                (1.37)                 (0.12)                 (0.65)
1993 - Class A shares           14.69                0.85                 1.07                  (0.42)                  1.50
1992 - Class A shares           14.60                1.14                 0.45                  (0.36)                  1.23

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares           14.55                0.25                 0.23                  (0.19)                  0.29


                                                                   DISTRIBUTIONS TO SHAREHOLDERS
                              ------------------------------------------------------------------------------------------------------

                                                                                  IN EXCESS OF
                                                FROM NET                          NET REALIZED
                                              REALIZED GAIN                         GAIN ON
                                              ON INVESTMENT,      IN EXCESS        INVESTMENT,          FROM            TOTAL
                               FROM NET          OPTION             OF NET         OPTION AND           PAID          DISTRIBUTIONS
                              INVESTMENT       AND FUTURES        INVESTMENT         FUTURES             IN               TO
                               INCOME          TRANSACTIONS         INCOME         TRANSACTIONS        CAPITAL       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares            (0.94)               --                --                --               --           (0.94)
1995 - Institutional
       shares/(f)/               (0.26)               --                --                --               --           (0.26)
1994 - Class A shares            (0.22)            (0.16)               --                --            (0.61)          (0.99)
1993 - Class A shares            (0.85)            (0.27)               --                --               --           (1.12)
1992 - Class A shares            (1.14)               --                --                --               --           (1.14)

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares            (0.24)               --                --                --               --           (0.24)

                                                                                                                RATIOS ASSUMING
                                                                                                              NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                              EXPENSE LIMITATIONS
                                                                                                            ------------------------

                                                                        RATIO OF                                        RATIO OF
                            NET                                           NET                      NET                     NET
                          INCREASE                          RATIO OF   INVESTMENT                 ASSETS                INVESTMENT
                         (DECREASE)  NET ASSET                 NET       INCOME                   AT END      RATIO OF    INCOME
                           IN NET    VALUE AT               EXPENSES     (LOSS)    PORTFOLIO        OF        EXPENSES    (LOSS)
                           ASSET      END OF     TOTAL     TO AVERAGE  TO AVERAGE   TURNOVER      PERIOD     TO AVERAGE  TO AVERAGE
                           VALUE      PERIOD   RETURN/(b)/ NET ASSETS  NET ASSETS  RATE/(d)/     (IN 000S)   NET ASSETS  NET ASSETS
                         -----------------------------------------------------------------------------------------------------------
For the Years Ended
 October 31,
--------------------------
1995 - Class A shares        1.02       14.45      15.08       1.29        6.23       265.86        245,835      1.58      5.94
1995 - Institutional
       shares/(f)/           0.36       14.45       4.42       0.65/(c)/   6.01/(c)/  265.86         31,619      1.08/(c)/ 5.58/(c)/

1994 - Class A shares       (1.64)      13.43      (4.49)      1.28        5.73       343.74        396,584      1.53      5.48
1993 - Class A shares        0.38       15.07      10.75       1.30        5.78       313.88        675,662      1.55      5.53
1992 - Class A shares        0.09       14.69       8.77       1.37        7.85       270.75        588,893      1.62      7.60

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares        0.05       14.60       2.00       0.38/(g)/   1.72/(g)/   34.22        388,744    0.44/(g)/   1.66/(g)/

/(a)/ Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For the Retail classes total return would be reduced if a sales charge were taken into account.
/(c)/ Annualized.
/(e)/ Commencement of operations.
/(f)/ Institutional shares commenced operations on August 1, 1995.
/(g)/ Not annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors." There can be no assurance that the Fund will be successful in achieving its investment objective.

     A security will be deemed to have met its rating requirement if it receives the minimum required rating from at least one rating organizations even though it has been rated below the minimum rating by one or more other rating organizations. If a fixed income security that at the time of purchase satisfies the Fund's minimum rating criteria is subsequently downgraded below such rating criteria, the Fund will not be required to dispose of such security. If a downgrading occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund. In most instances, a Fund expects to dispose of a downgraded security within a reasonable time after such downgrading.

     Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to prevent value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. A fund which is subject to a duration requirement will not be limited as to the Fund's maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities, unless otherwise noted.

     Except as otherwise stated the Fund's investment objective and policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

SHORT-TERM GOVERNMENT AGENCY FUND

     The Fund seeks to achieve a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital gain. There can be no assurance that the objective of the Fund will be realized. The Fund invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") deemed to have remaining maturities or (in the case of mortgage-related securities) estimated average lives of six years or less and (b) repurchase agreements collateralized by U.S. Government Securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities issued by U.S. Government agencies or instrumentalities and in repurchase agreements pertaining to U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund will maintain an option-adjusted duration of not more than 3 years; however, it actual option-adjusted duration is expected to be approximately 2 years under normal interest rate conditions. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, mortgage and interest rate swaps and interest rate floors, caps and collars.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to enhance its return and to seek to reduce fluctuation in its net asset value. These techniques include, but are not limited to, mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls, forward commitments and repurchase agreements.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because the Fund will maintain a maximum option-adjusted duration of not more than 3 years and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

ADJUSTABLE RATE GOVERNMENT AGENCY FUND

     The Adjustable Rate Government Agency Fund seeks to provide investors with a high level of current income, consistent with low volatility of principal.
The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The primary issuers or guarantors of such securities currently include the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), although the Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. The Fund may invest up to 35% of its total assets in other mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and other obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to minimize fluctuation in its net asset value and to enhance its return. These techniques include, but are not limited to, the use of futures contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls and repurchase agreements.

     The Fund will maintain a maximum duration approximately equal to that of a two-year U.S. Treasury security. Under normal interest rate conditions, the Fund's actual duration is expected to be in a range approximately equal to that of a 6-month to one-year U.S. Treasury security. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because interest rates on adjustable rate mortgage loans are reset periodically and therefore yields of portfolio securities representing interests in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such securities to fluctuate less dramatically in response to interest rate fluctuations than would fixed rate debt securities. This is because the Fund's portfolio will consist primarily of guaranteed adjustable rate Mortgage-Backed Securities and because the Fund will maintain a maximum option-adjusted duration approximately equal to that of a two-year U.S. Treasury security and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

SHORT DURATION TAX-FREE FUND

     The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax-Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Tax-Free Securities are also defined to include certain participation interests in such securities the interest on which is, in the opinion of counsel, exempt from such taxes. In addition, the definition of Tax-Free Securities includes general obligation and revenue bonds and other obligations described under "Municipal Securities in which the Short Duration Tax-Free Fund Will Invest."

     Under normal market conditions, the Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may
subject certain investors to the federal alternative minimum tax.   Although the
Fund is not expected to do so, the Fund may invest as must as 20% of its net assets in taxable investments, which are defined as obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investments"). Except as set forth below, at no time will the Fund's investments in private activity bonds and Taxable Investments exceed, in the aggregate, 20% of the Fund's net assets. The Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in Taxable Investments. The Fund's investments in Municipal Securities and Taxable Investments may also generate taxable capital gains. See "Taxation." The Fund's investments in Municipal Securities will at the time of investment be rated at least A by Standard & Poor's or Moody's or their respective equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization even if it has been rated below the minimum rating by one or more other rating organizations. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The Fund will maintain an average portfolio duration in a range of two to three years. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate floors, caps and collars. The individual Municipal Securities in which the Fund invests will have effective maturities of five years or less. The effective maturity of a Municipal Securities is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of an auction rate Municipal Security is defined as the period remaining until the next scheduled auction date. Thus, the effective maturity of a Municipal Security may be substantially shorter than its final stated maturity.

CORE FIXED INCOME FUND

     The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities, and asset-backed securities. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the

Investment Adviser will attempt to take advantage pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     The fixed income securities in which the Fund invests, at the time of investment, will be rated at least BBB or Baa, or their equivalent ratings, by any one of S&P's or Moody's, or Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. Under normal market conditions, the Fund will maintain a dollar weighted average portfolio duration within a range equal to the duration of the Index plus or minus one year. The Investment Adviser may, however, decrease the Fund's average duration without limit if the Investment Adviser believes that a shorter duration is warranted by its outlook for interest rates or market conditions.

     The Index currently includes U.S. Government securities and fixed rate, publicly issued, U.S. dollar denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by Standard & Poor's, Moody's or Fitch. The securities currently included in the index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighing in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.

     The Fund may invest up to 25% of its net assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The non-dollar denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA by Standard & Poor's, Aa by Moody's, or AA by Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. It is expected that the Fund will employ certain interest rate management techniques. These techniques will be used both to hedge the interest rate risks associated with the Fund's portfolio securities and to seek to increase total return. Such techniques include options, futures contracts, options on futures contracts, interest rate and mortgage swaps, interest rate caps, floors and collars, forward commitments, lending portfolio securities, repurchase agreements and mortgage dollar rolls.

GLOBAL INCOME FUND

     The Global Income Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. Under normal market conditions (i) the Fund will have at least 30% of its total assets, after considering the effect of currency positions denominated in U.S. dollars and
(ii) the Fund will invest in securities of issuers in at least three countries. High quality securities are defined as securities which have ratings of at least AA by S&P or Aa by Moody's ("High Quality Ratings") or, if unrated by such rating organizations, are determined by the Fund's Investment Adviser to be of comparable credit quality. The Fund may also invest in obligations of a sovereign issuer rated at least A by S&P or Moody's, or if not rated by such rating organizations determined by the Investment Adviser or Subadviser to be of comparable credit quality, if the obligations are denominated in the issuers own currency. The Fund intends to invest at least 50% of its net assets in securities having the highest applicable credit quality rating, at the time of investment, or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization, at the time of investment, even though it has been rated below the minimum rating by one or more other rating organizations.

     Under normal circumstances, the Global Income Fund will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its portfolio.
In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers will form an opinion based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers will apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

     In selecting securities for the Global Income Fund's portfolio, the portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. It is expected that the Fund will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. See "_____________________________."

     The Fund will maintain a dollar-weighted average duration of not more than
7.5 years. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the individual securities in which the Fund may invest. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The Fund may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts and options on futures and interest rate swaps.

     It is expected that the Global Income Fund will employ certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed income securities of U.S. issuers. Such management techniques include transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures, currency and interest rate swaps and interest rate floors, caps and collars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "_____________."

     Since the Global Income Fund is not diversified under the Act, it may be more susceptible to adverse developments affecting any single issuer in which its investments are concentrated. Not more than 25% of the Fund's total assets will be invested in the securities of any one foreign government or any other issuer (except that this limitation does not apply to the U.S. Government). However, this 25% restriction does not prohibit the Fund from concentrating more than 25% of its total assets in the securities of issuers located in Canada, Germany, Japan and the United Kingdom as well as in the United States.


                  SPECIAL INVESTMENTS AND RISK FACTORS FOR THE
                   CORE FIXED INCOME AND GLOBAL INCOME FUNDS
FOREIGN TRANSACTIONS

     Foreign Securities. The Core Fixed Income and Global Income Funds' investments in securities of foreign issuers and Non-Dollar Securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities Foreign countries may have economic policies or business cycles different from those of the United States and securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate would reduce the value of certain portfolio securities. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain
sufficient cash to pay such dividends.   In addition, clearance and settlement
procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     An issuer of fixed income securities purchased by the Core Fixed Income or Global Income Funds may be domiciled in a country other than the country in whose currency the instrument is denominated. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There may be less publicly available information about a foreign issuer than about a domestic issuer. In addition, there is generally less government regulation of foreign markets and broker-dealers than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

     Foreign Currency Transactions. The Core Fixed Income and Global Income Funds may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes, enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Global Income Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Global Income Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies.

     A Fund's custodian will place cash or liquid, high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. The segregated account will be marked to market on a daily basis. Thus, if the value of securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. If the Global Income Fund enters into a forward foreign currency exchange contract to buy or sell foreign currency to seek to increase total return, the Fund will be required to segregate appropriate liquid securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of The Global Income Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund, offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

     In addition to investing in securities denominated or quoted in a foreign currency, the Global Income Fund may engage in a variety of foreign currency management techniques. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

     Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Global Income Fund may have currency exposure independent of its securities positions, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

     Options on Foreign Currencies. The Core Fixed Income and Global Income Funds may, to the extent they invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Global Income Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Global Income Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

     Concentration in Canada, Germany, Japan and the United Kingdom. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Global Income Fund's investments in such issuers or currencies will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.


           SPECIAL RISK FACTORS FOR THE SHORT DURATION TAX-FREE FUND

     Yields and Market Values of Municipal Securities. The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the supply of and demand for Municipal Securities, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. Due to their tax-exempt status, the yields and market values of Municipal Securities may be adversely affected by certain factors, such as changes in tax rates and policies, which may have less of an effect on the taxable fixed income markets. Moreover, certain types of Municipal Securities, such as housing revenue bonds, which are based on mortgage revenues, involve prepayment risks which could affect the yields of such Municipal Securities.

     Certain types of instruments in which the Short Duration Tax-Free Fund invests, such as zero-coupon, deferred interest and capital appreciation bonds, are more susceptible than short or intermediate term securities to fluctuations as a result of movements in interest rates. As a result, a sudden and extreme rise in interest rates could result in a substantial decline in the value of such portfolio securities. The ability of the Fund to achieve the capital preservation aspect of its investment objective therefore depends in part on the extent to which the Fund is able to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital.

     Default Risk. Investments in Municipal Securities, including general obligations and revenue obligations, are subject to the risk that the issuer could default on its obligations, and the Short Duration Tax-Free Fund could sustain losses on such investments. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue obligations, including private activity bonds, municipal leases, certificates of participation and certain other types of instruments in which the Fund may invest, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     Tax Consequences. While the Short Duration Tax-Free Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of accrued market discount income (if the Short Duration Tax-Free Fund acquires Municipal Securities or other obligations at a market discount) and income and/or capital gains from certain types of instruments in which the Fund is permitted to invest, including U.S. Government securities, interest rate swaps, floors, caps and collars, futures contracts and related options, securities loans, the disposition of when-issued securities or forward commitments prior to settlement and repurchase agreements, will result in taxable income, distributions of which will be taxable to shareholders. In addition, the Short Duration Tax-Free Fund's investments in private activity bonds subject to the federal alternative minimum tax could result in income the distribution of which could cause or increase alternative minimum tax liability for some shareholders. The Short Duration Tax-Free Fund may also generate capital gains from the disposition of its investments and its distributions of such capital gains will be taxable to shareholders. Shareholders may be subject to state, local or foreign taxes on certain income received from the Fund. See "Taxation."

     Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect both the supply of and demand for Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

     Call Risk and Reinvestment Risk. The Municipal Securities in which the Short Duration Tax-Free Fund invests may include "call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in the Fund's portfolio are called prior to maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities. There is a risk that the proceeds of housing revenue bonds will be in excess of demand for mortgages, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of an issuer to make scheduled payments of principal and interest on the bonds or could result in early retirement of the bonds.

                               OTHER INVESTMENTS
U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities. These securities in general include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as Ginnie Mae Certificates), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Fannie Mae Certificates described below), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

     Government securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies or instrumentalities. Government securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid.

     Although it does not expect to do so, the Short Duration Tax-Free Fund may invest up to 20% of its net assets in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. In addition, when the Investment Adviser deem appropriate, the Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in such taxable investments, which will generate taxable income.

MORTGAGE-BACKED SECURITIES

     Characteristics of Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each mortgage pool underlying Mortgage-Backed Securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties (consisting of, among other things, detached residences, townhouses, individual condominium units, duplexes, triplexes, fourplexes, and units in planned unit developments), multifamily (i.e., five or more units) residential properties, agricultural properties, commercial properties and mixed use properties. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair the Funds' ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

     Mortgage Pass-Through Securities. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest in mortgage pass-through securities ("Mortgage Pass-Throughs"), which are fixed or adjustable rate Mortgage-Backed Securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Stripped Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. The Short-Term Government Agency and Adjustable Rate Government Agency Funds may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there
is a greater risk that the initial investment will not be fully recouped.   The
Investment Adviser will seek to manage prepayment risk, liquidity concerns relating to privately issued SMBS and certain other risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

     Inverse Floating Rate Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest in inverse floating rate Mortgage-Backed Securities, including "leveraged inverse floaters." Typically, an inverse floater is one of two components created from a pool of fixed rate mortgages. The other component is a floating rate Mortgage-Backed Security in which the rate of interest payable varies directly with a market interest rate index. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

     Privately Issued Mortgage-Backed Securities. The Core Fixed Income and Global Income Funds may invest in Mortgage-Backed Securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P's or Moody's), they normally are structured with one or more types of "credit enhancement".

     Guaranteed Mortgage-Backed Securities. The Core Fixed Income and Global Income Fund's investments in Mortgage-Backed Securities may, and all of the Short-Term Government Agency and Adjustable Rate Government Agency Funds' investments in Mortgage-Backed Securities will, be issued or guaranteed by the U.S. Government or one of it's agencies or instrumentalities, including but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, the ability of these agencies to borrow from the U.S. Treasury makes their securities high quality securities with minimal credit risks. There are several types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit ("REMIC") pass-through certificates and stripped Mortgage-Backed Securities. The Fund will be permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent investment in such securities is consistent with its investment policies and objective, which require the Fund to invest primarily in guaranteed adjustable rate Mortgage-Backed Securities.

     Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may also invest in collateralized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates, which multiple class Mortgage Backed Securities.
The Short-Term Government Agency and Adjustable Rate Government Agency Funds will only invest in CMO's issued by U.S. Government agencies and instrumentalities such as Fannie Mae and Freddie Mac . CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

     CMOs and REMIC pass-through certificates ("REMIC Certificates") are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or mortgage pass-through certificates (the "Mortgage Assets").

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final scheduled distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOS or REMIC Certificate in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential structures. These securities include annual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates ( the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     Adjustable and Fixed Rate Mortgage Loans. The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie Mortgage-Backed Securities in which the Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest. Since a wide variety of mortgage loans are available to borrowers, the actual mortgage loans underlying any particular issue of Mortgage-Backed Securities may differ materially from those described below. In addition, the Funds will be permitted to invest in Mortgage-Backed Securities that become available in the future to the extent such investments are consistent with its investment objectives and policies.

     Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.
In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in the market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Adjustable Rate Government Agency Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans included in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

     Regulation of Mortgage Loans. Mortgage loans are subject to a variety of state and federal laws and regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These laws and regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal, state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Short-Term Government Agency and Adjustable Rate Government Agency Funds may only invest in Mortgage-Backed Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, these regulations may adversely affect the Short-Term Government Agency and Adjustable Rate Government Agency Funds' investments by delaying the Fund's receipt of payments derived from principal of or interest on mortgage loans affected by such laws and regulations.

ASSET-BACKED SECURITIES

     Asset-Backed Securities. The Core Fixed Income and Global Income Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of repayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

YIELD, MARKET VALUE AND RISK CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES

     Yield, Market Value and Risk Considerations of Mortgage-Backed Securities. Each Fund (other than the Short Duration Tax-Free Fund) may invest in certain Mortgage-Backed Securities, such as interest-only and principal-only SMBS, that are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been issued or guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, a Fund may fail to fully recover their investment in such securities.

     The investment characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that unscheduled prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates existing on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

     The reinvestment of principal payments and prepayments received on a mortgage pass-through security may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Funds. In addition, the receipt of interest payments monthly rather than semi-annually by the Funds has a compounding effect that may increase the yield to the Funds relative to debt obligations that may increase the yield to the Funds relative to debt obligations that pay interest semi-annually. Due to these factors, Mortgage-Backed Securities may also be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of changing interest rates. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities such as SMBS and certain other multiple class pass-through securities. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount.

     There are certain risks related to a Fund's investment in ARMs, which risks will have a greater input on the Adjustable Rate Government Agency Fund which will invest a significant portion of its assets in such securities. In recent, the rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated due, for example, to the unavailability of lower rate alternatives. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

     Risks Associated With Derivative Mortgage-Backed Securities. Derivative Mortgage-Backed Securities are subject to different combinations of interest rate and/or prepayment risks. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. The Investment Adviser may use derivative Mortgage-Backed Securities and other derivative securities consistent with a Fund's investment objective for a variety of purposes including adjusting the average duration or interest rate sensitivity of each Fund's portfolio or attempting to enhance the Fund's total return. The Investment Adviser manages the risk and benefits of derivative mortgage-backed securities and other derivative securities by prudent analysis, selection and monitoring of such securities included in the Fund's portfolio.

     The risk of faster than anticipated prepayments generally adversely affects interest-only securities (IOs), super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects principal-only securities (POs), floating rate securities subject to interest rate caps, floors and collars, support tranches and discount priced Mortgage-Backed Securities.

     Risks Associated With Derivative Floating Rate Securities. Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

MUNICIPAL SECURITIES IN WHICH THE SHORT-DURATION TAX-FREE FUND WILL INVEST

     General.   Municipal Securities consist of bonds, notes and other
instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

     Municipal Leases and Certificates of Participation.   A municipal lease is
an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation of foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that the Short Duration Tax-Free Fund invests in unrated municipal leases or participates in such leases, the Trustees shall monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities.

     Municipal Notes.   Municipal Securities in the form of notes generally are
used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper. Tax-Exempt Commercial paper is typically short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.

     Pre-Refunded Municipal Securities.   The principal of and interest on pre-
refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

     Tender Option Bonds. The Short Duration Tax-Free Fund may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. Although the Short Duration Tax-Free Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax, there is a risk that the Short Duration Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from tax.

     Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles the Short Duration Tax-Free Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund.

     Auction Rate Securities. Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. The Short Duration Tax-Free Fund will take the next scheduled auction date of the auction rate securities into consideration in determining the average portfolio maturity of the Fund.


                        OTHER INVESTMENTS AND PRACTICES

     Inverse Floating Rate Instruments. Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"). The Short Duration Tax-Free Fund may only invest up to 25% of its net assets in inverse floaters. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's 15% limitation on investments in such securities.

     Deferred Interest and Capital Appreciation Bonds. The Global Income and Short Duration Tax-Free Funds may invest in deferred interest and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified commencement or redemption date (or cash payment date). The amount of the discount rate varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of deferred interest and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in deferred interest and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

     Zero Coupon Bonds. Each Fund may invest in zero coupon securities issued by financial institutions and corporations, zero coupon U.S. Treasury securities (which are Treasury notes and bonds that have been stripped of their unmatured interest coupons), the coupons themselves and receipts or certificates representing interests in such stripped debt obligations. A zero coupon security pays no interest to its holder during its life and its value consists in the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit qualities. The Funds' investments in zero coupon securities or other stripped securities may require the Funds to sell certain of their portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     Custodial Receipts. The Core Fixed Income and Global Income Funds may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

     Corporate Debt Obligations. The Core Fixed Income Fund may invest in corporate debt obligations that are rated, at the time of investment, BBB by S&P or Baa by Moody's or equivalent short-term credit quality ratings and the Global Income Fund may invest in corporate debt obligations subject to its policy of generally intending to invest at least 50% of its net assets in securities having the highest applicable credit quality rating or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable quality. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Convertible Securities. The Core Fixed Income Fund may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Fund invests will be subject to the same rating criteria as its other investments in fixed income securities.

     Structured Securities. The Global Income Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

     Mortgage Dollar Rolls. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period each Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Options on Securities and Securities Indices. Each Fund, other than the Short-Term Government Agency and Adjustable Rate Government Agency Funds, may write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase call and put options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     The Core Fixed Income and Global Income Funds may also write and purchase options on the yield "spread," or yield differential, between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Futures Contacts and Options on Futures Contracts.   To hedge against
changes in interest rates or securities prices or, currency exchange rates in the case of the Core Fixed Income and Global Income Funds, or to seek to increase total return, each Fund (other than the Short-Term Government Agency
Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies-Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Perfect correlation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in foreign currency, forward foreign currency exchange contracts, options, futures contracts and certain other derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

     Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Core Fixed Income and Global Income Funds may enter into currency swaps both for hedging purposes and to seek to increase total return. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may enter into mortgage swaps for hedging purposes and to seek to increase total return. In addition, each Fund may each enter into interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate swaps, caps, floors and collars, currency swaps and mortgage swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions entered into for hedging purposes.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is
contractually entitled to receive, if any.   In contrast, the currency swaps
entered into by the Core Fixed Income and Global Income Funds usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will maintain in a segregated account with the Fund's custodian cash and liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount payable under an interest rate or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

     Risks of Derivative Transactions. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities, interest rate caps, floors and collars, inverse floating rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

     When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

     Illiquid and Restricted Securities. A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for sale under Rule 144A and, therefore, is liquid. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. A Fund may purchase U.S. Government Securities in a private placement, subject to its 15% limitation of illiquid investments.

     Other Investment Companies. Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser or any of its affiliates.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. In addition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 331/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     Temporary Investments. The Core Fixed Income and Global Income Funds may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. The Short-Term Government Agency and Adjustable Rate Government Agency Funds may, for temporary defensive purposes, hold or invest more than 35% of its total assets in cash, U.S. Treasury securities or high quality money market instruments, including commercial paper, bankers' acceptances, repurchase agreements or other debt obligations with a remaining maturity of one year or less. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated Investment Objective and invest more than 20% of its net assets in Taxable Investments.

     Non-Diversification Status. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. With respect to 75% of a non-diversified Fund's total assets, the Fund, as a matter of investment policy, may not acquire more than 10% of the outstanding voting securities of any one issuer. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Short-Term Government Agency, Adjustable Rate Government Agency , Short Duration Tax-Free and Core Fixed Income Funds are also subject to the same tax diversification requirements in addition to the diversification requirements arising out of their diversified status under the Act.


                            INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                               PORTFOLIO TURNOVER

     It is anticipated that the portfolio turnover rate of the Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A higher rate of portfolio turnover results in increased transaction costs to the Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls.

                                   MANAGEMENT
TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, Subadviser, administrator, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS, SUBADVISER AND ADMINISTRATOR

     Investment Advisers and Subadviser.      Goldman Sachs Asset Management,
One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Core Fixed Income and Global Income Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Short-Term Government Agency and Adjustable Rate Government Agency Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 140 Fleet Street, London EC4A 2BJ, England an affiliate of Goldman Sachs, serves as the subadviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. Goldman Sachs Asset Management serves as administrator to The Global Income Fund. As of _______________, 1995, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $______ billion.

     Under an Investment Advisory Agreement with each Fund, the applicable Investment Adviser, and in the case of the Global Income Fund under a Subadvisory Agreement, the Subadviser, subject to the general supervision of the Trust's Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory and Subadvisory Agreements are in effect.

     In performing its investment advisory and subadvisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities.

     The Short-Term Government Agency and Adjustable Rate Government Agency Funds' portfolio managers are Jonathan A. Beinner and Theodore T. Sotir. Mr. Beinner is a Vice President of Goldman Sachs and joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Sotir is a Vice President of Goldman Sachs and joined the Investment Adviser in 1993 after working as portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs in the mortgage securities department for six years.

     The Core Fixed Income Fund's portfolio managers are Jonathan A. Beinner, Richard C. Lucy and Theodore T. Sotir. See above for information about Messrs. Beinner and Sotir. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Sotir helps with overall portfolio strategy and is a member of the Investment Adviser's risk control team. Mr. Lucy is a Vice President of Goldman Sachs and joined the Investment Adviser in 1992 after spending nine years managing fixed income assets as Brown Brothers Harriman & Co.

     The Short Duration Tax-Free Fund's portfolio managers are Theodore T. Sotir and Benjamin S. Thompson. See above for information about Mr. Sotir. Mr. Thompson specializes in municipal securities, where his responsibilities include developing investment strategy and structuring portfolios. Mr. Thompson worked in the institutional sales and marketing group at Goldman Sachs Asst Management until he joined the fixed income team in 1993. Prior to joining Goldman Sachs Asset Management in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.

     The Global Income Fund's portfolio manager is Stephen Fitzgerald. Mr. Fitzgerald joined GSAMI in 1992 and is a Vice President. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Prior to his employment at Invesco, Mr. Fitzgerald spent three years with Foreign and Colonial Management Limited in London managing fixed income and derivative funds, and, prior to that, in the treasury department of NRMA Insurance Limited in Sydney.

     It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSAM is entitled to a fee from the Short Duration Tax-Free, Core Fixed Income and Global Income Funds, computed daily and payable monthly, at the annual rates of 0.40%, 0.40% and 0.25%, respectively, of average daily net assets; however, GSAM is currently only imposing its advisory fee with respect to the Global Income Fund at the annual rate of .10% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSFM is entitled to a fee from the Short-Term Government Agency and Adjustable Rate Government Agency Funds, computed daily and payable monthly, at the annual rates of 0.50% and 0.40% of average daily net assets; however, GSFM is currently only imposing its advisory fee with respect to the Short-Term Government Agency Fund at the annual rate of 0.40% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to a Subadvisory Agreement, GSAMI is entitled to a fee from the Global Income Fund, computed daily and payable monthly at the annual rate of 0.50% of average daily net assets; however, GSAMI is currently only imposing its subadvisory fee with respect to the Global Income Fund at the annual rate of
 .30% of average daily net assets. For the fiscal year ended October 31, 1995, the Short-Term Government Agency, Adjustable Rate Government Agency, Short Duration Tax-Free and Core Fixed Income Funds paid fees at the foregoing rates. At various times during the fiscal year ended October 31, 1995, GSAM and GSAMI waived part of their investment advisory and subadvisory fees, respectively, for the Global Income Fund. The average rate for the period paid by the Global Income Fund to GSAM and GSAMI was ___% and ___%, respectively. The advisory fees (combined with the administration fee) paid by the Global Income Fund are higher than the fees paid by most funds but the Investment Adviser believes such fees are comparable to advisory fees paid by funds with similar investment strategies. Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement. In addition, the Investment Adviser to the Short-Term Government Agency, Adjustable Rate Government Agency, Short Duration Tax-Free, Core Fixed Income and Global Income Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding advisory, administration, service, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.05% and 0.10% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     Administrator. As administrator, pursuant to an Administration Agreement with the Global Income Fund GSAM provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to The Global Income Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Global Income Fund, GSAM is entitled to a fee from the Global Income, computed daily and payable monthly, at an annual rate equal to 0.15% of the Fund's average daily net assets. For the period ended October 31, 1995, the Global Income Fund paid GSAM a fee for administration services at the foregoing rate. GSAM has agreed to reduce its fees payable by a Fund (to the extent of its fees) by the amount (if any) that a Fund's expenses exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and Funds achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                                   DIVIDENDS

     Each Fund (other than the Global Income Fund) intends to declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund intends to declare and pay dividends monthly. Such dividend will accrue to shareholders as of the date such shares are purchased. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. The Fund also intends that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses including any available capital loss carryovers from prior years will be offset against capital gains.

     The Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of the Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

     Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long term capital gains component, if any, of the Fund's annual dividend.

     At the time of an investor's purchase of shares of the Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions (or portions thereof) of taxable income or realized appreciation on such shares may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

     The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) immediately after determination of the income to be declared as a dividend, on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     Investments in Mortgage-Backed Securities and other debt obligations are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees.

                            PERFORMANCE INFORMATION

     From time to time each Fund may publish yield and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. Due to the fees payable under the Distribution, Authorized Dealer Service, Service and Administration Plans, the investment performance, for any period, of the Institutional Shares will always be higher than that of the Class A Shares, Class B Shares, Service Shares and Administration Shares. The investment performance of the Administration Shares will always be higher than that of the Service Shares. The investment performance of the Class A and Class B Shares will be affected by the payment of a sales charge. See "Shares of the Trust" below.

     The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

     Each Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an Agreement and Declaration of Trust, as
amended (the "Trust Agreement").   Under the Trust Agreement, the Trustees are
authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Prospectus, the Trustees have authorized shares of the Fund and ten additional series. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Short-Term Government Agency, Short Duration Tax-Free and Core Fixed Income Funds each offer Institutional Shares, Administration Shares and Service Shares. The Adjustable Rate Government Agency Fund offers Institutional Shares, Administration Shares, Service Shares and Class A Shares. The Global Income Fund offers Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Each Institutional Share, Administration Share and Service Share of a Fund represents an equal proportionate interest in the assets belonging to the Fund. All Fund expenses are based on a percentage of the Fund's aggregate average net assets, except that the respective account administration and service fees relating to a particular class will be borne exclusively by that class. It is contemplated that most Administration Shares and Service Shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Administration Shares and Service Shares will each be marketed only to such institutional investors at net asset value with no sales load. Institutional Shares may be purchased for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares. Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Service Shares, responding to customer inquiries and assisting customers with investment procedures. Service Shares bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such Service Shares. (Institutions that provide services to holders of Administration or Service Shares are referred to in this Prospectus as "Service Organizations").

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration and Service Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Administration Shares and Service Shares may each have certain exclusive voting rights on matters relating to their respective plans. Currently, shares of each class may be exchanged only for shares of the same class in another fund and certain money market funds sponsored by Goldman Sachs. The Fund may amend such policy in the future. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share will vary depending on the class of shares purchased.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of Novemer 30, 1995, James F. Scott, P.O Box 8048, Charlottsville, Virginia 22906 owned beneficially and of record 35% of the Adjustable Rate Government Agency Fund Class A Shares. State Street Bank and Trust, Trustee,
Attn: Box 1992, Boston, Massachusetts 02105-1992 owned beneficially and of record 30.64% of the Short-Term Government Agency Fund and 99% of the Global Income Fund Institutional Shares. MGIC, Attn: James McGinnis P.O. Box 297, Milwaukee, Wisconsin 53201 owned beneficially and of record 27.16% of the Short Duration Fund.

     Unless otherwise required by the Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                    TAXATION
FEDERAL TAXES

     Each Fund is treated as a separate entity for tax purposes and has elected or intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. Distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

     Dividends paid by a Fund from taxable net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders from qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution (unless it is exempt from tax) even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

     The Core Fixed Income and Global Income Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of its total assets is comprised of stock or securities of foreign corporations at the end of its taxable year and the Fund so elects, shareholders will include in their gross incomes (in addition to dividends they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled to take federal income tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If the Fund cannot or does not so elect, it may deduct taxes in computing its taxable income, if any.

OTHER TAXES

      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                             ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS

     Institutional Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each Institutional Shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual monthly statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs.

SUB-ACCOUNTING SERVICE

     The Fund has designed special procedures to assist banks and other institutional investors desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service unless otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the share balance at month end and the income, if any, together with the total share balance and income, if any, for the master account.

                        PURCHASE OF INSTITUTIONAL SHARES

     Institutional Shares of the Fund may be purchased through Goldman Sachs at the net asset value per share next determined after receipt of an order without the imposition of a sales load. If, by 3:00 p.m. Chicago time(4:00 p.m. New York time), an order, a check or a Federal Reserve draft is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order or such form of payment is received. See "Net Asset Value."

PURCHASE PROCEDURES

     Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by check (except that a check drawn on a foreign bank will not be accepted) or Federal Reserve draft payable to "Goldman Sachs Trust -- Name of Fund" and should be directed to Goldman Sachs Trust -- Name of Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

     In order to make an initial investment in the Fund, an investor must establish an account with the Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to establish such an account. Subsequent purchases of shares may be made in the manner set forth in the preceding paragraph.

     The minimum initial investment is $50,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and the relevant class of any portfolio of Goldman Sachs Money Market Trust.
The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments. The Fund reserves the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $100 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of the Fund to avoid such redemption.

OTHER PURCHASE INFORMATION

     Institutional Shares of the Global Income Fund will be issued and dividends will begin on such Institutional Shares on the day the Institutional Shares are purchased. For the other Funds, the following applies:

          PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received by Goldman Sachs by 3:00 p.m. Chicago time, the purchased shares will be issued and dividends will begin on such shares on the next Business Day, provided that a Federal Funds wire or an ACH transfer is received by Northern on such day.

          PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a purchase check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, the purchased shares will be issued and dividends will begin on such shares on the next Business Day after the check or Federal Reserve draft is received by Goldman Sachs.

     Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

     The Fund and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Fund or Goldman Sachs may reject or restrict purchases or exchanges of Institutional Shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales or exchanges of Institutional Shares of the Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.


                               EXCHANGE PRIVILEGE

     Institutional Shares of a Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the relevant class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Trust -- Name of Fund, c/o GSAM Shareholders Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 3:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemption of Institutional Shares."

     In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. For federal income tax purposes, an exchange is treated as a sale of the shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares or the relevant class of any portfolio of Goldman Sachs Money Market Trust received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

     All exchanges which represent an initial investment in a fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of such fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                       REDEMPTION OF INSTITUTIONAL SHARES

     The Fund will redeem its Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the inside front cover page of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

     In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

     Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Institutional Shares to be redeemed earn dividends declared on the day the request is received.

     The Fund will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the Institutional Shareholder's Account Information Form. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one-day delay), but may be paid up to seven (7) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delaying one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

     Except with respect to Institutional Shareholders whose account balances are less than $100, Institutional Shares are not redeemable at the option of the Fund unless the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. The Fund, however, assumes no responsibility to compel redemptions.

                                   APPENDIX A

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

     You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the Federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

     Any tax withheld may be credited against taxes owed on your federal income tax return.

     If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

     Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

     If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

     If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

     If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

     For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
140 FLEET STREET
LONDON, ENGLAND EC4A 2BJ



GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004



GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606



TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384
GOLDMAN SACHS TRUST
INSTITUTIONAL SHARES

___________________________________________

PROSPECTUS

Prospectus
______, 1995


                               TABLE OF CONTENTS

                                      Page
                                      ----

Fund Highlights.....................     3
Fees and Expenses...................     7
Financial Highlights................    10
Investment Objectives and Policies..    14
Special Investment Methods and
Risk Factors........................    19
Investment Restrictions.............    32
Portfolio Turnover..................    32
Management..........................    32
Reports to Shareholders.............    36
How to Invest.......................    36
Distribution and Authorized Dealer
Service Plan........................    43
How to Sell Shares of the Funds.....    43
Dividends...........................    45
Net Asset Value.....................    46
Performance Information.............    46
Shares of the Company...............    47
Taxation............................    47
Additional Information..............    49
Appendix A-1
Account Application

                              Goldman Sachs Trust
                             Administration Shares

GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND

  Seeks a high level of current income, consistent with low volatility of principal primarily through investment in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

GS SHORT-TERM GOVERNMENT AGENCY FUND

  Seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital gain through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating thereto and will maintain an option-adjusted duration of not more than 3 years.

GS SHORT DURATION TAX-FREE FUND

  Seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax primarily through investments in fixed income municipal securities with remaining effective maturities of five years or less.

GS CORE FIXED INCOME FUND

  Seeks total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index primarily through investments in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities and asset-backed securities.


                                                        (continued on next page)



                                ________________


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(cover continued)

     THE CORE FIXED INCOME FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE CORE FIXED INCOME FUND, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF FOREIGN COUNTRIES IN WHICH THE CORE FIXED INCOME FUND WILL INVEST MAY BE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF THE UNITED STATES. THIS FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

     Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the GS Short Duration Tax-Free and GS Core Fixed Income Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as investment adviser to the GS Short-Term Government Agency and Adjustable Rate Government Agency Funds. GSAM and GSFM are referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

     This Prospectus, which sets forth concisely the information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor ought to know before investing, should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated ________ 1995, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

                                FUND HIGHLIGHTS

     The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS THE GOLDMAN SACHS TRUST?

     The Goldman Sachs Trust is an open-end management investment company that offers its shares in several series or funds. Each Fund pools the resources of investors by selling its shares to the public and investing the proceeds in a portfolio of securities designed to achieve that Fund's stated investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940 (the "Act").

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objective will be achieved. For a complete description of each Fund's investment objective and policies, see "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors."

     GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND-The investment objective of the Fund is to provide investors with a high level of current income consistent with low volatility of principal. The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in other mortgage-backed securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund seeks to minimize fluctuation in the value of its portfolio securities and therefore its net asset value. It believes that it can achieve this objective by investing primarily in guaranteed adjustable rate mortgage-backed securities, maintaining a maximum duration equal to that of a two-year U.S. Treasury security and a target duration in a range approximately equal to that of a 6-month to one-year U.S. Treasury security (computed using the method described herein) and utilizing certain active management techniques to hedge interest rate risks and to enhance its return.

     GS SHORT-TERM GOVERNMENT AGENCY FUND - The Fund's objective is to achieve a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital gain. The Fund invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") deemed to have remaining maturities or (in the case of mortgage-related securities) estimated average lives of 6 years or less, and (b) repurchase agreements pertaining thereto. The Fund will invest under normal market conditions, at least 65% of its total assets in securities issued by U.S. Government agencies or instrumentalities and in repurchase agreements pertaining to U.S. Government Securities. The U.S. Government securities in which the Fund may invest include mortgage-related securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund will maintain an option-adjusted duration of not more than 3 years; however, its actual option-adjusted duration is expected to be approximately two years under normal interest rate conditions. The Fund may employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to enhance its return and to seek to reduce fluctuation in its net asset value.

     GS SHORT DURATION TAX-FREE FUND - The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax-Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not an item of tax preference under the federal alternative minimum tax. In addition, Tax-Free Securities include certain participation interests and other securities described under "Municipal Securities in which the Short Duration Tax-Free Fund will Invest" the interest on which is exempt from such taxes. The Fund's investments in Municipal Securities at the time of investment will be rated at least A by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. Under normal market conditions, the Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax. The Fund, although it is not expected to do so, may also invest up to 20% of its net assets in taxable investments which are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investment"). The Fund will maintain an average portfolio duration, of two to three years. The Individual Municipal Securities in which the Fund invests will have remaining effective maturities of five years or less. The effective maturity of a Municipal Security, unlike its stated maturity, is the period remaining until the principal can be recovered through a mandatory redemption provision or the exercise of a put or demand feature by the holder of the Municipal Securities or the period until the next scheduled auction date for an auction rate Municipal Security. Since the Fund uses duration as a criteria, there are no maximum limitations as to average weighted portfolio maturity or permissible stated maturity with respect to individual securities.

     GS CORE FIXED INCOME FUND - The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). The Fund will seek to achieve its objective by investing, under normal market conditions, primarily in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities, and asset-backed securities. The fixed income securities in which the Fund invests, at the time of investment, will be rated at least BBB or Baa, or their equivalent rating, by any one of Standard & Poor's, Moody's, or Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.
The Fund will maintain, under normal market conditions, a portfolio duration within a range equal to the duration of the Index plus or minus one year. The fixed income securities in which the Fund may invest include obligations of foreign issuers and obligations denominated in U.S. dollars or foreign currencies. The non-dollar denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA by Standard & Poor's, Aa by Moody's, or AA by Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Fund's investments in fixed income securities may also include Short-Term Investments (as defined below), convertible securities, custody receipts and municipal securities. It is expected that the Fund will employ certain currency and interest rate management techniques. These techniques will be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities and, in the case of certain techniques, to seek to increase the total return of the Fund.

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable to the Core Fixed Income Fund, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

        There are certain risks associated with the investment policies of each of the Funds. The securities in a Fund's portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall.

Because each Fund's investments are interest rate sensitive, the Fund's performance will depend in large part upon the ability of the Fund to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital. A Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") entail certain risks. These risks include the failure of an issuer or guarantor to meet its obligations, adverse interest rate changes, adverse economic, real estate or unemployment trends, failures in connection with processing of transactions and the effects of prepayments on mortgage cash flows. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in some of the Mortgage-Backed Securities it holds notwithstanding a direct or indirect governmental or agency guarantee. The Short Duration Tax-Free Fund's investments in Municipal Securities entail certain risks, including adverse income and principal value fluctuation associated with general economic conditions affecting the Municipal Securities markets, the issuers and guarantors of Municipal Securities and the facilities financed by Municipal Securities as well as adverse interest rate changes and volatility of yields of short and intermediate term Municipal Securities. See "Risk Factors." In addition, the Fund's yield will be subject to risks associated with particular issues in which it invests, including potential defaults by issuers and guarantors and the size and rating of an issue. If the Fund invests in private activity bonds, distributions attributable to the interest on such securities may be a tax preference item subject to the federal
alternative minimum tax.   A reduction in federal income tax rates would reduce
the tax equivalent yield of the Fund and would tend to reduce the value of Municipal Securities held in the Fund's portfolio. Conversely, an increase in federal income tax rates would increase the taxable equivalent yield of the Fund. In addition, changes in federal law adversely affecting the tax-exempt status of income derived from Municipal Securities could significantly affect both the supply and demand for Municipal Securities, which in turn could affect the Fund's ability to acquire and dispose of Municipal Securities at favorable prices. In addition, a Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent the Core Fixed Income Fund invests in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers.

WHO MANAGES THE FUNDS?

     Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, serves as the Investment Adviser to the Short Duration Tax-Free and Core Fixed Income Funds. Goldman Sachs Funds Management, L.P., an affiliate of Goldman Sachs, serves as investment adviser to the Short-Term Government Agency Fund and Adjustable Rate Government Agency Fund. As of ________ 1995, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $___ billion.

WHO DISTRIBUTES THE FUND'S SHARES?

     Goldman Sachs acts as distributor of each Fund's Administration Shares.

WHAT IS THE MINIMUM INVESTMENT?

     The Fund does not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance.

HOW DO I PURCHASE ADMINISTRATION SHARES?

     It is expected that all purchasers of Administration Shares of the Fund will be Service Organizations or their nominees. Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Administration Shares of the Fund may be purchased by Service Organizations through Goldman Sachs at the current net asset value per share without the imposition of a sales load.

HOW DO I SELL MY SHARES?

     You may redeem Administration Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "How to Sell Shares of the Funds."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

     Each Fund intends to declare a daily dividend determined with the objective of distributing the majority of net investment income. Such dividends will accrue daily with respect to outstanding shares, commencing on the Business Day after the receipt of payment of such shares, and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. Each Fund also intends that substantially all net realized long-term and short-term capital gains will be declared as a dividend and paid at least annually.

     Recordholders of Administration Shares will receive dividends in additional shares of the same class of Fund in which you have invested or may elect to receive cash. For further information concerning dividends, see "Dividends."

                                                         FEES AND EXPENSES
                                                      (ADMINISTRATION SHARES)


                                                                    Adjustable
                                                     Short-Term       Rate
                                                     Government     Government    Short-Duration   Core Fixed
                                                     Agency Fund    Agency Fund   Tax-Free Fund    Income Fund
                                                     -----------    -----------   --------------   -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
       Purchases..................................        none          none             none          none
  Maximum Sales Charge Imposed on
    Reinvested Dividends..........................        none          none             none          none
  Redemption Fees.................................        none          none             none          none
  Exchange Fees...................................        none          none             none          none
ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of average daily net assets)
    Management Fees...............................       0.40%         0.40%            0.40%          0.40%
  Administration Fees/5/..........................       0.25%         0.25%            0.25%          0.25%
  Other Expenses (after applicable
    limitations)..................................       0.05%         0.05%            0.05%          0.05%
                                                      -----------   ------------     -----------     -------------
TOTAL FUND OPERATING EXPENSES
  (AFTER FEE AND EXPENSE
  LIMITATION)...................................         0.45%        0.45%/2/      0.45%/3/   0.45%/4/
                                                    ===========   ==============   ===========   ========

 EXAMPLE

   You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii)

redemption at the end of each time period.


FUND                                        1 Year  3 Years  5 Years  10 Years
----                                        ------  -------  -------  --------
Short-Term Government Agency Fund.......      $7      $22      $39       $87
Adjustable Rate Government Agency Fund..      $7      $22      $39       $87
Short Duration Tax-Free Fund............      $7      $22      $39       $87
Core Fixed Income Fund..................      $7      $22      $39       $87
---------------------

1. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed that a portion of its advisory fee (0.10% on an annual basis) would not be imposed on Short-Term Government Agency Fund. The Investment Adviser also has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets.
   Investment Adviser has no current intention of modifying or discontinuing such fee and expense limitation but may do so in the future at its discretion. Without such fee and expense limitations, Management Fees, Other Expenses and Total Operating Expenses attributable to Administration Shares would be 0.50%, 0.__% and ___%, respectively.

2. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Adjustable Rate Government Agency Fund (excluding advisory fees, fees under distribution, administration, service and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The

   Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Administration Shares would be 0.__% and __%, respectively.

3. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Short Duration Tax-Free Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitations but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Administration Shares would be 0.__% and __%, respectively.

4. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Core Fixed Income Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Administration Shares would be 0.__% and __%, respectively.

5. Service Organizations (other than broker-dealers) may charge other fees to their customers who are beneficial owners of Administration Shares in connection with their customer accounts. See "Administration Plans."

The information set forth in the foregoing table and hypothetical example relates only to Administration Shares of the Funds. Short-Term Government Agency Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional and Service Shares; Adjustable Rate Government Agency Fund also offers Institutional Shares, Service Shares and Class A Shares; and Global Income Fund also offers Institutional Shares, Class A Shares and Class B Shares. The other classes of the Funds are subject to different fees and expenses (which affects performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number of the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of a Fund that an investor will bear directly or indirectly. The information on cost and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Advisers.

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1995 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                    GS Adjustable Rate Government Agency Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.74   $0.5630/(c)/   $0.0717/(c)/         -          $0.6347(c)   $(0.5759)     $  --         $(0.0287)
1995-Administration
    Shares...........    9.74    0.5366/(c)/    0.0737/(c)/         -           0.6103(c)    (0.5528)        --          (0.0275)
1995-Class A
    Shares/(d)/......    9.79    0.2721/(c)/  (0.0090)/(c)/         -           0.2631(c)    (0.2697)        --          (0.0134)
1994-Institutional
    Shares...........   10.00    0.4341/(c)/  (0.2455)/(c)/         -           0.1886(c)    (0.4486)        --          --
1994-Administration
    Shares...........   10.00    0.4211/(c)/  (0.2572)/(c)/         -           0.1639(c)    (0.4239)        --          --
1993-Institutional
    Shares...........   10.04    0.4397       (0.0376)/(a)/         -           0.4021       (0.4397)        --          (0.0024)
1993-Administration
    Shares/(f)/......   10.02    0.2146       (0.0173)/(a)/         -           0.1973       (0.2146)      0.0000        (0.0027)
1992-Institutional
    Shares...........   10.03    0.5599       (0.0029)/(a)          -           0.5570       (0.5470)        --          --

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   10.00    0.1531        0.0322/(a)/          -           0.1853       (0.1553)        --          --

                         Distributions to shareholders
                     -------------------------------------
                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)       Net asset                    net       income
                      option and    paid     distributions     in net         value at                  expenses     (loss)
                       futures       in          to            asset           end of      Total       to average   to average
                     transactions  capital   shareholders      value           period    return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    $ --      $ --        $(0.6046)       $ 0.0301        $ 9.77       6.75%        0.46%       5.77%
1995-Administration
    Shares...........      --        --         (0.5803)         0.0300          9.77       6.48         0.71        5.50
1995-Class A
    Shares/(d)/......      --        --         (0.2831)        (0.0200)         9.77       2.74         0.69/(e)/   5.87/(e)/
1994-Institutional
    Shares...........      --        --         (0.4486)        (0.2600)         9.74       1.88         0.46        4.38
1994-Administration
    Shares...........      --        --         (0.4239)        (0.2600)         9.74       1.63         0.71        4.27
1993-Institutional
    Shares...........      --        --         (0.4421)        (0.0400)        10.00       4.13         0.45        4.36
1993-Administration
    Shares/(f)/......      --        --         (0.2173)        (0.0200)        10.00       2.01/(k)/    0.70/(e)/   3.81/(e)/
1992-Institutional
    Shares...........      --        --         (0.5470)         0.0100         10.04       6.12         0.42        5.61

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........      --        --         (0.1553)         0.0300         10.03       2.14(k)      0.20/(e)/   7.31/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    24.12%     $  657,358     0.53%        5.70%
1995-Administration
    Shares...........    24.12           3,572     0.78         5.43
1995-Class A
    Shares/(d)/......    24.12          15,203     1.01/(e)/    5.55/(e)/
1994-Institutional
    Shares...........    37.81         942,523     0.49         4.35
1994-Administration
    Shares...........    37.81           6,960     0.74         4.24
1993-Institutional
    Shares...........   103.74       2,760,871     0.48         4.33
1993-Administration
    Shares/(f)/......   103.74           5,326     0.73/(e)/    3.78/(e)/
1992-Institutional
    Shares...........   286.40       2,145,064     0.55         5.48

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   145.67/(e)/    239,642     1.02(e)      6.49/(e)/

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                     GS SHORT-TERM GOVERNMENT AGENCY FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.64    $0.6652/(c)/  $ 0.1666/(c)/     $ --          $0.8318/(c)/  $(0.6518)   $--           $--
1995-Administration
    Shares...........    9.64     0.2384/(c)/   (0.0433)/(c)/      --           0.1951/(c)/   (0.2051)    --            --
1994-Institutional
    Shares...........   10.14     0.5628/(c)/   (0.4592)/(c)/      --           0.1036/(c)/   (0.5598)    (0.0438)      --
1994-Administration
    Shares...........   10.14     0.5329/(c)/   (0.4539)/(c)/      --           0.0790/(c)/   (0.5352)    (0.0438)      --
1993-Institutional
    Shares...........   10.16     0.5627        (0.0135)/(a)/      --           0.5492        (0.5627)    --            (0.0065)
1993-Administration
    Shares/(f)/......   10.23     0.2725        (0.0900)/(a)/      --           0.1825        (0.2725)    --            --
1992-Institutional
    Shares...........   10.22     0.6703        (0.0600)/(a)/      --           0.6103        (0.6703)    --            --
1991-Institutional
    Shares...........   10.00     0.8020         0.2200/(a)/       --           1.0220        (0.8020)    --            --
1990-Institutional
    Shares...........   10.07     0.8300        (0.0700)/(a)/      --           0.7600        (0.8300)    --            --
1989-Institutional
    Shares...........   10.10     0.8800        --                 --           0.8800        (0.8800)    --            --

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........   10.00     0.1800         0.1000/(a)/       --           0.2800        (0.1800)    --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ --          $--       $(0.6518)     $ 0.1800       $ 9.82         8.97%         0.45%        6.87%
1995-Administration
    Shares...........    --           --        (0.2051)      (0.0100)        9.63/(h)/    2.10          0.70/(e)/    7.91/(e)/
1994-Institutional
    Shares...........    --           --        (0.6036)      (0.5000)        9.64         0.99          0.45         5.69
1994-Administration
    Shares...........    --           --        (0.5790)      (0.5000)        9.64         0.73          0.70         5.38
1993-Institutional
    Shares...........    --           --        (0.5692)      (0.0200)       10.14         5.55          0.45         5.46
1993-Administration
    Shares/(f)/......    --           --        (0.2725)      (0.0900)       10.14         1.74          0.70/(e)/    4.84/(e)/
1992-Institutional
    Shares...........    --           --        (0.6703)      (0.0600)       10.16         6.24          0.45         6.60
1991-Institutional
    Shares...........    --           --        (0.8020)       0.2200        10.22        10.93          0.45         8.25
1990-Institutional
    Shares...........    --           --        (0.8300)      (0.0700)       10.00         8.23          0.45         8.62
1989-Institutional
    Shares...........    --           (0.0300)  (0.9100)      (0.0300)       10.07         9.08          0.46         8.71

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    --           --        (0.1800)       0.1000        10.10         3.30          0.55/(e)/    8.55/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    292.56%    $103,760       0.72%        6.60%
1995-Administration
    Shares...........    292.56           --       0.90/(e)/    7.71/(e)/
1994-Institutional
    Shares...........    289.79      193,095       0.59         5.55
1994-Administration
    Shares...........    289.79          730       0.84         5.24
1993-Institutional
    Shares...........    411.66      359,708       0.64         5.31
1993-Administration
    Shares/(f)/......    411.66       16,490       0.80/(e)/    4.74/(e)/
1992-Institutional
    Shares...........    216.07      277,927       0.69         6.36
1991-Institutional
    Shares...........    155.44      158,848       0.79         7.91
1990-Institutional
    Shares...........    173.21       68,995       0.95         8.12
1989-Institutional
    Shares...........    137.37       31,015       1.39         7.78

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    167.00(e)    39,052       1.42/(e)/    7.68/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                            GS Short Duration Tax-Free Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.79    $0.4235/(c)/  $0.1500/(c)/      $ --         $0.5735/(c)/  $(0.4235)      $--         $ --
1995-Administration
    Shares...........    9.79     0.3989/(c)/   0.1500/(c)/        --          0.5489/(c)/   (0.3989)       --           --
1995-Service Shares..    9.79     0.3744/(c)/   0.1600/(c)/        --          0.5344/(c)/   (0.3744)       --           --

1994-Institutional
    Shares...........   10.23     0.3787/(c)/  (0.3575)/(c)/       --          0.0212/(c)/   (0.3787)       (0.0825)     --
1994-Administration
    Shares...........   10.23     0.3537/(c)/  (0.3575)/(c)/       --         (0.0038)/(c)/  (0.3537)       (0.0825)     --
1994-Service
    Shares/(i)/......    9.86     0.0475/(c)/  (0.0700)/(c)/       --         (0.0225)/(c)/  (0.0475)       --           --

1993-Institutional
    Shares...........    9.93     0.3834        0.3000/(a)/        --          0.6834        (0.3834)       --           --
1993-Administration
    Shares/(i)/......   10.16     0.1555        0.0720/(a)/        --          0.2275        (0.1555)       --           --

For the Period October 1, 1992/(g)/through October 31,
------------------------------------------------------
1992-Institutional
    Shares...........   10.00     0.0341       (0.0700)/(a)/       --         (0.0359)       (0.0341)       --           --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   $ --       $ --        $(0.4235)     $ 0.1500       $ 9.94         5.98%          0.45%        4.31%
1995-Administration
    Shares...........     --         --         (0.3989)       0.1500         9.94         5.76           0.70         4.14
1995-Service Shares..     --         --         (0.3744)       0.1600         9.95         5.59           0.95         3.87

1994-Institutional
    Shares...........     --         --         (0.4612)      (0.4400)        9.79         0.17           0.45         3.74
1994-Administration
    Shares...........     --         --         (0.4362)      (0.4400)        9.79        (0.11)          0.70         3.51
1994-Service
    Shares/(i)/......     --         --         (0.0475)      (0.0700)        9.79        (0.32)/(k)/     0.95/(e)/    4.30/(e)/

1993-Institutional
    Shares...........     --         --         (0.3834)       0.3000        10.23         7.03           0.41         3.70
1993-Administration
    Shares/(i)/......     --         --         (0.1555)       0.0720        10.23         2.28/(k)/      0.70/(e)/    3.32/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........     --         --         (0.0341)      (0.0700)        9.93        (0.34)/(k)/     0.05/(e)/    4.58/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   259.52%      $ 58,389      0.77%         3.99%
1995-Administration
    Shares...........   259.52             46      1.02          3.82
1995-Service Shares..   259.52            454      1.27          3.55
1994-Institutional
    Shares...........   354.00         83,704      0.61          3.58
1994-Administration
    Shares...........   354.00          3,866      0.86          3.35
1994-Service
    Shares/(i)/......   354.00             44      1.11/(e)/     4.14/(e)/
1993-Institutional
    Shares...........   404.60        115,803      1.06          3.05
1993-Administration
    Shares/(i)/......   404.60            911      1.07/(e)/     2.95/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........    31.19/(k)/    14,601      2.68/(e)/     1.95/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                               GS Core Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........  $ 9.24    $0.6423        $ 0.7610           $ --          $ 1.4033     $(0.6433)      $ --          $ --

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........   10.00     0.4648         (0.7617)            --           (0.2969)     (0.4648)        --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........    $ --       $ --       $(0.6433)     $ 0.7600       $10.00         15.72%          0.45%       6.56%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........      --         --        (0.4648)      (0.7617)        9.24         (3.00)          0.45/(e)/   6.48/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........     383.26%    $55,502       0.96%         6.05%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........     288.25      24,508       1.46/(e)/     5.47/(e)/

------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(c) Calculated based on the average shares outstanding methodology.
(d) Class A shares commenced operations on May 15, 1995.
(e) Annualized.
(f) Administration share activity commenced on April 15, 1993.
(g) Commencement of operations.
(h) GS Short-Term Government Agency Administration shares were redeemed in full on February 23, 1995. Amount shown represents net asset value on February 23, 1995.
(i) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(j) Includes the effect of mortgage dollar roll transactions.
(k) Not annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors." There can be no assurance that the Fund will be successful in achieving its investment objective.

     A security will be deemed to have met its rating requirement if it receives the minimum required rating from at least one rating organizations even though it has been rated below the minimum rating by one or more other rating organizations. If a fixed income security that at the time of purchase satisfies the Fund's minimum rating criteria is subsequently downgraded below such rating criteria, the Fund will not be required to dispose of such security. If a downgrading occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund. In most instances, a Fund expects to dispose of a downgraded security within a reasonable time after such downgrading.

     Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to prevent value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. A fund which is subject to a duration requirement will not be limited as to the Fund's maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities, unless otherwise noted.

     Except as otherwise stated the Fund's investment objective and policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

SHORT-TERM GOVERNMENT AGENCY FUND

     The Fund seeks to achieve a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital gain. There can be no assurance that the objective of the Fund will be realized. The Fund invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") deemed to have remaining maturities or (in the case of mortgage-related securities) estimated average lives of six years or less and (b) repurchase agreements collateralized by U.S. Government Securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities issued by U.S. Government agencies or instrumentalities and in repurchase agreements pertaining to U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund will maintain an option-adjusted duration of not more than 3 years; however, it actual option-adjusted duration is expected to be approximately 2 years under normal interest rate conditions. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, mortgage and interest rate swaps and interest rate floors, caps and collars.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to enhance its return and to seek to reduce fluctuation in its net asset value. These techniques include, but are not limited to, mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls, forward commitments and repurchase agreements.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because the Fund will maintain a maximum option-adjusted duration of not more than 3 years and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

ADJUSTABLE RATE GOVERNMENT AGENCY FUND

     The Adjustable Rate Government Agency Fund seeks to provide investors with a high level of current income, consistent with low volatility of principal.
The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The primary issuers or guarantors of such securities currently include the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), although the Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. The Fund may invest up to 35% of its total assets in other mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and other obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to minimize fluctuation in its net asset value and to enhance its return. These techniques include, but are not limited to, the use of futures contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls and repurchase agreements.

     The Fund will maintain a maximum duration approximately equal to that of a two-year U.S. Treasury security. Under normal interest rate conditions, the Fund's actual duration is expected to be in a range approximately equal to that of a 6-month to one-year U.S. Treasury security. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because interest rates on adjustable rate mortgage loans are reset periodically and therefore yields of portfolio securities representing interests in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such securities to fluctuate less dramatically in response to interest rate fluctuations than would fixed rate debt securities. This is because the Fund's portfolio will consist primarily of guaranteed adjustable rate Mortgage-Backed Securities and because the Fund will maintain a maximum option-adjusted duration approximately equal to that of a two-year U.S. Treasury security and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

SHORT DURATION TAX-FREE FUND

     The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax-Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Tax-Free Securities are also defined to include certain participation interests in such securities the interest on which is, in the opinion of counsel, exempt from such taxes. In addition, the definition of Tax-Free Securities includes general obligation and revenue bonds and other obligations described under "Municipal Securities in which the Short Duration Tax-Free Fund Will Invest."

     Under normal market conditions, the Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may
subject certain investors to the federal alternative minimum tax.   Although the
Fund is not expected to do so, the Fund may invest as must as 20% of its net assets in taxable investments, which are defined as obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investments"). Except as set forth below, at no time will the Fund's investments in private activity bonds and Taxable Investments exceed, in the aggregate, 20% of the Fund's net assets. The Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in Taxable Investments. The Fund's investments in Municipal Securities and Taxable Investments may also generate taxable capital gains. See "Taxation." The Fund's investments in Municipal Securities will at the time of investment be rated at least A by Standard & Poor's or Moody's or their respective equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization even if it has been rated below the minimum rating by one or more other rating organizations. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The Fund will maintain an average portfolio duration in a range of two to three years. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate floors, caps and collars. The individual Municipal Securities in which the Fund invests will have effective maturities of five years or less. The effective maturity of a Municipal Securities is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of an auction rate Municipal Security is defined as the period remaining until the next scheduled auction date. Thus, the effective maturity of a Municipal Security may be substantially shorter than its final stated maturity.

CORE FIXED INCOME FUND

     The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities, and asset-backed securities. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the

Investment Adviser will attempt to take advantage pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     The fixed income securities in which the Fund invests, at the time of investment, will be rated at least BBB or Baa, or their equivalent ratings, by any one of S&P's or Moody's, or Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. Under normal market conditions, the Fund will maintain a dollar weighted average portfolio duration within a range equal to the duration of the Index plus or minus one year. The Investment Adviser may, however, decrease the Fund's average duration without limit if the Investment Adviser believes that a shorter duration is warranted by its outlook for interest rates or market conditions.

     The Index currently includes U.S. Government securities and fixed rate, publicly issued, U.S. dollar denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by Standard & Poor's, Moody's or Fitch. The securities currently included in the index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighing in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.

     The Fund may invest up to 25% of its net assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The non-dollar denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA by Standard & Poor's, Aa by Moody's, or AA by Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. It is expected that the Fund will employ certain interest rate management techniques. These techniques will be used both to hedge the interest rate risks associated with the Fund's portfolio securities and to seek to increase total return. Such techniques include options, futures contracts, options on futures contracts, interest rate and mortgage swaps, interest rate caps, floors and collars, forward commitments, lending portfolio securities, repurchase agreements and mortgage dollar rolls.

                  SPECIAL INVESTMENTS AND RISK FACTORS FOR THE
                             CORE FIXED INCOME FUND
FOREIGN TRANSACTIONS

     Foreign Securities. The Core Fixed Income Fund's investments in securities of foreign issuers and Non-Dollar Securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities Foreign countries may have economic policies or business cycles different from those of the United States and securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate would reduce the value of certain portfolio securities. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain
sufficient cash to pay such dividends.   In addition, clearance and settlement
procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     An issuer of fixed income securities purchased by the Core Fixed Income Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There may be less publicly available information about a foreign issuer than about a domestic issuer. In addition, there is generally less government regulation of foreign markets and broker-dealers than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

     Foreign Currency Transactions. The Core Fixed Income Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes, enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates. The Fund's custodian will place cash or liquid, high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. The segregated account will be marked to market on a daily basis. Thus, if the value of securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The Fund will incur costs in connection with conversions between various currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.

     The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund, offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

     Options on Foreign Currencies. The Core Fixed Income Fund may, to the extent its invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.


           SPECIAL RISK FACTORS FOR THE SHORT DURATION TAX-FREE FUND

     Yields and Market Values of Municipal Securities. The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the supply of and demand for Municipal Securities, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. Due to their tax-exempt status, the yields and market values of Municipal Securities may be adversely affected by certain factors, such as changes in tax rates and policies, which may have less of an effect on the taxable fixed income markets. Moreover, certain types of Municipal Securities, such as housing revenue bonds, which are based on mortgage revenues, involve prepayment risks which could affect the yields of such Municipal Securities.

     Certain types of instruments in which the Short Duration Tax-Free Fund invests, such as zero-coupon, deferred interest and capital appreciation bonds, are more susceptible than short or intermediate term securities to fluctuations as a result of movements in interest rates. As a result, a sudden and extreme rise in interest rates could result in a substantial decline in the value of such portfolio securities. The ability of the Fund to achieve the capital preservation aspect of its investment objective therefore depends in part on the extent to which the Fund is able to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital.

     Default Risk. Investments in Municipal Securities, including general obligations and revenue obligations, are subject to the risk that the issuer could default on its obligations, and the Short Duration Tax-Free Fund could sustain losses on such investments. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue obligations, including private activity bonds, municipal leases, certificates of participation and certain other types of instruments in which the Fund may invest, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     Tax Consequences. While the Short Duration Tax-Free Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of accrued market discount income (if the Short Duration Tax-Free Fund acquires Municipal Securities or other obligations at a market discount) and income and/or capital gains from certain types of instruments in which the Fund is permitted to invest, including U.S. Government securities, interest rate swaps, floors, caps and collars, futures contracts and related options, securities loans, the disposition of when-issued securities or forward commitments prior to settlement and repurchase agreements, will result in taxable income, distributions of which will be taxable to shareholders. In addition, the Short Duration Tax-Free Fund's investments in private activity bonds subject to the federal alternative minimum tax could result in income the distribution of which could cause or increase alternative minimum tax liability for some shareholders. The Short Duration Tax-Free Fund may also generate capital gains from the disposition of its investments and its distributions of such capital gains will be taxable to shareholders. Shareholders may be subject to state, local or foreign taxes on certain income received from the Fund. See "Taxation."

     Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect both the supply of and demand for Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

     Call Risk and Reinvestment Risk. The Municipal Securities in which the Short Duration Tax-Free Fund invests may include "call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in the Fund's portfolio are called prior to maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities. There is a risk that the proceeds of housing revenue bonds will be in excess of demand for mortgages, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of an issuer to make scheduled payments of principal and interest on the bonds or could result in early retirement of the bonds.


                               OTHER INVESTMENTS

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities. These securities in general include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as Ginnie Mae Certificates), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Fannie Mae Certificates described below), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

     Government securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies or instrumentalities. Government securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid.

     Although it does not expect to do so, the Short Duration Tax-Free Fund may invest up to 20% of its net assets in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. In addition, when the Investment Adviser deem appropriate, the Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in such taxable investments, which will generate taxable income.

MORTGAGE-BACKED SECURITIES

     Characteristics of Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each mortgage pool underlying Mortgage-Backed Securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties (consisting of, among other things, detached residences, townhouses, individual condominium units, duplexes, triplexes, fourplexes, and units in planned unit developments), multifamily (i.e., five or more units) residential properties, agricultural properties, commercial properties and mixed use properties. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair the Funds' ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

     Mortgage Pass-Through Securities. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest in mortgage pass-through securities ("Mortgage Pass-Throughs"), which are fixed or adjustable rate Mortgage-Backed Securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Stripped Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. The Short-Term Government Agency and Adjustable Rate Government Agency Funds may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a
greater risk that the initial investment will not be fully recouped.   The
Investment Adviser will seek to manage prepayment risk, liquidity concerns relating to privately issued SMBS and certain other risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

     Inverse Floating Rate Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest in inverse floating rate Mortgage-Backed Securities, including "leveraged inverse floaters." Typically, an inverse floater is one of two components created from a pool of fixed rate mortgages. The other component is a floating rate Mortgage-Backed Security in which the rate of interest payable varies directly with a market interest rate index. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

     Privately Issued Mortgage-Backed Securities. The Core Fixed Income Fund may invest in Mortgage-Backed Securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P's or Moody's), they normally are structured with one or more types of "credit enhancement".

     Guaranteed Mortgage-Backed Securities. The Core Fixed Income Fund's investments in Mortgage-Backed Securities may, and all of the Short-Term Government Agency and Adjustable Rate Government Agency Funds' investments in Mortgage-Backed Securities will, be issued or guaranteed by the U.S. Government or one of it's agencies or instrumentalities, including but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, the ability of these agencies to borrow from the U.S. Treasury makes their securities high quality securities with minimal credit risks. There are several types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit ("REMIC") pass-through certificates and stripped Mortgage-Backed Securities. The Fund will be permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent investment in such securities is consistent with its investment policies and objective, which require the Fund to invest primarily in guaranteed adjustable rate Mortgage-Backed Securities.

     Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may also invest in collateralized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates, which multiple class Mortgage Backed Securities. The Short-Term Government Agency and Adjustable Rate Government Agency Funds will only invest in CMO's issued by U.S. Government agencies and instrumentalities such as Fannie Mae and Freddie Mac . CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

     CMOs and REMIC pass-through certificates ("REMIC Certificates") are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or mortgage pass-through certificates (the "Mortgage Assets").

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final scheduled distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOS or REMIC Certificate in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential structures. These securities include annual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates ( the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     Adjustable and Fixed Rate Mortgage Loans. The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie Mortgage-Backed Securities in which the Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest. Since a wide variety of mortgage loans are available to borrowers, the actual mortgage loans underlying any particular issue of Mortgage-Backed Securities may differ materially from those described below. In addition, the Funds will be permitted to invest in Mortgage-Backed Securities that become available in the future to the extent such investments are consistent with its investment objectives and policies.

     Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.
In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in the market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Adjustable Rate Government Agency Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans included in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

     Regulation of Mortgage Loans. Mortgage loans are subject to a variety of state and federal laws and regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These laws and regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal, state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Short-Term Government Agency and Adjustable Rate Government Agency Funds may only invest in Mortgage-Backed Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, these regulations may adversely affect the Short-Term Government Agency and Adjustable Rate Government Agency Funds' investments by delaying the Fund's receipt of payments derived from principal of or interest on mortgage loans affected by such laws and regulations.

ASSET-BACKED SECURITIES

     Asset-Backed Securities. The Core Fixed Income Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of repayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

YIELD, MARKET VALUE AND RISK CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES

     Yield, Market Value and Risk Considerations of Mortgage-Backed Securities. Each Fund (other than the Short Duration Tax-Free Fund) may invest in certain Mortgage-Backed Securities, such as interest-only and principal-only SMBS, that are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been issued or guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, a Fund may fail to fully recover their investment in such securities.

     The investment characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that unscheduled prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates existing on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

     The reinvestment of principal payments and prepayments received on a mortgage pass-through security may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Funds. In addition, the receipt of interest payments monthly rather than semi-annually by the Funds has a compounding effect that may increase the yield to the Funds relative to debt obligations that may increase the yield to the Funds relative to debt obligations that pay interest semi-annually. Due to these factors, Mortgage-Backed Securities may also be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of changing interest rates. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities such as SMBS and certain other multiple class pass-through securities. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount.

     There are certain risks related to a Fund's investment in ARMs, which risks will have a greater input on the Adjustable Rate Government Agency Fund which will invest a significant portion of its assets in such securities. In recent, the rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated due, for example, to the unavailability of lower rate alternatives. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

     Risks Associated With Derivative Mortgage-Backed Securities. Derivative Mortgage-Backed Securities are subject to different combinations of interest rate and/or prepayment risks. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. The Investment Adviser may use derivative Mortgage-Backed Securities and other derivative securities consistent with a Fund's investment objective for a variety of purposes including adjusting the average duration or interest rate sensitivity of each Fund's portfolio or attempting to enhance the Fund's total return. The Investment Adviser manages the risk and benefits of derivative mortgage-backed securities and other derivative securities by prudent analysis, selection and monitoring of such securities included in the Fund's portfolio.

     The risk of faster than anticipated prepayments generally adversely affects interest-only securities (IOs), super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects principal-only securities (POs), floating rate securities subject to interest rate caps, floors and collars, support tranches and discount priced Mortgage-Backed Securities.

     Risks Associated With Derivative Floating Rate Securities. Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

MUNICIPAL SECURITIES IN WHICH THE SHORT-DURATION TAX-FREE FUND WILL INVEST

     General.   Municipal Securities consist of bonds, notes and other
instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

     Municipal Leases and Certificates of Participation.   A municipal lease is
an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation of foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that the Short Duration Tax-Free Fund invests in unrated municipal leases or participates in such leases, the Trustees shall monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities.

     Municipal Notes.   Municipal Securities in the form of notes generally are
used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper. Tax-Exempt Commercial paper is typically short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.

     Pre-Refunded Municipal Securities.   The principal of and interest on pre-
refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

     Tender Option Bonds. The Short Duration Tax-Free Fund may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. Although the Short Duration Tax-Free Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax, there is a risk that the Short Duration Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from tax.

     Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles the Short Duration Tax-Free Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund.

     Auction Rate Securities. Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. The Short Duration Tax-Free Fund will take the next scheduled auction date of the auction rate securities into consideration in determining the average portfolio maturity of the Fund.


                        OTHER INVESTMENTS AND PRACTICES

     Inverse Floating Rate Instruments. Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"). The Short Duration Tax-Free Fund may only invest up to 25% of its net assets in inverse floaters. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's 15% limitation on investments in such securities.

     Deferred Interest and Capital Appreciation Bonds. The Short Duration Tax-Free Fund may invest in deferred interest and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified commencement or redemption date (or cash payment date). The amount of the discount rate varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of deferred interest and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in deferred interest and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

     Zero Coupon Bonds. Each Fund may invest in zero coupon securities issued by financial institutions and corporations, zero coupon U.S. Treasury securities (which are Treasury notes and bonds that have been stripped of their unmatured interest coupons), the coupons themselves and receipts or certificates representing interests in such stripped debt obligations. A zero coupon security pays no interest to its holder during its life and its value consists in the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit qualities. The Funds' investments in zero coupon securities or other stripped securities may require the Funds to sell certain of their portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     Custodial Receipts. The Core Fixed Income Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

     Corporate Debt Obligations. The Core Fixed Income Fund may invest in corporate debt obligations that are rated, at the time of investment, BBB by S&P or Baa by Moody's or equivalent short-term credit quality ratings. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Convertible Securities. The Core Fixed Income Fund may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Fund invests will be subject to the same rating criteria as its other investments in fixed income securities.

     Mortgage Dollar Rolls. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period each Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Options on Securities and Securities Indices. Each Fund, other than the Short-Term Government Agency and Adjustable Rate Government Agency Funds, may write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase call and put options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     The Core Fixed Income Fund may also write and purchase options on the yield "spread," or yield differential, between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Futures Contacts and Options on Futures Contracts.   To hedge against
changes in interest rates or securities prices or, currency exchange rates in the case of the Core Fixed Income Fund, or to seek to increase total return, each Fund (other than the Short-Term Government Agency Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies-Futures Contracts and Options on

Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Perfect correlation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in foreign currency, forward foreign currency exchange contracts, options, futures contracts and certain other derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

     Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Core Fixed Income Fund may enter into currency swaps both for hedging purposes and to seek to increase total return. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may enter into mortgage swaps for hedging purposes and to seek to increase total return. In addition, each Fund may each enter into interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate swaps, caps, floors and collars, currency swaps and mortgage swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions entered into for hedging purposes.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is
contractually entitled to receive, if any.   In contrast, the currency swaps
entered into by the Core Fixed Income Fund usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will maintain in a segregated account with the Fund's custodian cash and liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount payable under an interest rate or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

     Risks of Derivative Transactions. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities, interest rate caps, floors and collars, inverse floating rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

     When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

     Illiquid and Restricted Securities. A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for sale under Rule 144A and, therefore, is liquid. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. A Fund may purchase U.S. Government Securities in a private placement, subject to its 15% limitation of illiquid investments.

     Other Investment Companies. Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser or any of its affiliates.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. In addition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 331/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     Temporary Investments. The Core Fixed Income Fund may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. The Short-Term Government Agency and Adjustable Rate Government Agency Funds may, for temporary defensive purposes, hold or invest more than 35% of its total assets in cash, U.S. Treasury securities or high quality money market instruments, including commercial paper, bankers' acceptances, repurchase agreements or other debt obligations with a remaining maturity of one year or less. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated Investment Objective and invest more than 20% of its net assets in Taxable Investments.

                            INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                               PORTFOLIO TURNOVER

     It is anticipated that the portfolio turnover rate of the Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A higher rate of portfolio turnover results in increased transaction costs to the Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls.


                                   MANAGEMENT
TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

     Investment Advisers.   Goldman Sachs Asset Management,   One New York
Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free and Core Fixed Income Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Short-Term Government Agency and Adjustable Rate Government Agency Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. As of _______________, 1995, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $______ billion.

     Under an Investment Advisory Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory Agreements are in effect.

     In performing its investment advisory and subadvisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities.

     The Short-Term Government Agency and Adjustable Rate Government Agency Funds' portfolio managers are Jonathan A. Beinner and Theodore T. Sotir. Mr. Beinner is a Vice President of Goldman Sachs and joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Sotir is a Vice President of Goldman Sachs and joined the Investment Adviser in 1993 after working as portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs in the mortgage securities department for six years.

     The Core Fixed Income Fund's portfolio managers are Jonathan A. Beinner, Richard C. Lucy and Theodore T. Sotir. See above for information about Messrs. Beinner and Sotir. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Sotir helps with overall portfolio strategy and is a member of the Investment Adviser's risk control team. Mr. Lucy is a Vice President of Goldman Sachs and joined the Investment Adviser in 1992 after spending nine years managing fixed income assets as Brown Brothers Harriman & Co.

     The Short Duration Tax-Free Fund's portfolio managers are Theodore T. Sotir and Benjamin S. Thompson. See above for information about Mr. Sotir. Mr. Thompson specializes in municipal securities, where his responsibilities include developing investment strategy and structuring portfolios. Mr. Thompson worked in the institutional sales and marketing group at Goldman Sachs Asst Management until he joined the fixed income team in 1993. Prior to joining Goldman Sachs Asset Management in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.

     It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSAM is entitled to a fee from the Short Duration Tax-Free and Core Fixed Income Funds, computed daily and payable monthly, at the annual rates of 0.40% and 0.40%, respectively, of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSFM is entitled to a fee from the Short-Term Government Agency and Adjustable Rate Government Agency Funds, computed daily and payable monthly, at the annual rates of 0.50% and 0.40% of average daily net assets; however, GSFM is currently only imposing its advisory fee with respect to the Short-Term Government Agency Fund at the annual rate of 0.40% of average daily net assets. For the fiscal year ended October 31, 1995, the Short-Term Government Agency, Adjustable Rate Government Agency, Short Duration Tax-Free and Core Fixed Income Funds paid fees at the foregoing rates. Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement. In addition, the Investment Adviser to the Short-Term Government Agency, Adjustable Rate Government Agency, Short Duration Tax-Free and Core Fixed Income Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding advisory, administration, service, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% per annum of a Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and Funds achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of each Fund's Administration Shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders of record with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.


                                   DIVIDENDS

     Each Fund intends to declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. The Fund also intends that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses including any available capital loss carryovers from prior years will be offset against capital gains.

     The Fund's net investment income is determined on a daily basis. On days on which net asset value is calculated, such determination is made immediately prior to the calculation of the Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

     Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long term capital gains component, if any, of the Fund's annual dividend.

     At the time of an investor's purchase of shares of the Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions (or portions thereof) of taxable income or realized appreciation on such shares may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

     The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) immediately after determination of the income to be declared as a dividend, on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     Investments in Mortgage-Backed Securities and other debt obligations are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees.


                            PERFORMANCE INFORMATION

     From time to time each Fund may publish yield and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. Due to the fees payable under the Distribution, Authorized Dealer Service, Service and Administration Plans, the investment performance, for any period, of the Institutional Shares will always be higher than that of the Class A Shares, Class B Shares, Service Shares and Administration Shares. The investment performance of the Administration Shares will always be higher than that of the Service Shares. The investment performance of the Class A and Class B Shares will be affected by the payment of a sales charge. See "Shares of the Trust" below.

     The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

     Each Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an Agreement and Declaration of Trust, as
amended (the "Trust Agreement").   Under the Trust Agreement, the Trustees are
authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Prospectus, the Trustees have authorized shares of the Fund and ten additional series. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Short-Term Government Agency, Short Duration Tax-Free and Core Fixed Income Funds each offer Institutional Shares, Administration Shares and Service Shares. The Adjustable Rate Government Agency Fund offers Institutional Shares, Administration Shares, Service Shares and Class A Shares.

     Each Institutional Share, Administration Share and Service Share of a Fund represents an equal proportionate interest in the assets belonging to the Fund. All Fund expenses are based on a percentage of the Fund's aggregate average net assets, except that the respective account administration and service fees relating to a particular class will be borne exclusively by that class. It is contemplated that most Administration Shares and Service Shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Administration Shares and Service Shares will each be marketed only to such institutional investors at net asset value with no sales load. Institutional Shares may be purchased for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares. Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Service Shares, responding to customer inquiries and assisting customers with investment procedures. Service Shares bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such Service Shares. (Institutions that provide services to holders of Administration or Service Shares are referred to in this Prospectus as "Service Organizations").

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration and Service Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Administration Shares and Service Shares may each have certain exclusive voting rights on matters relating to their respective plans. Currently, shares of each class may be exchanged only for shares of the same class in another fund and certain money market funds sponsored by Goldman Sachs. The Fund may amend such policy in the future. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share will vary depending on the class of shares purchased.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of November 30, 1995, James F. Scott, P.O. Box 8048, Charlottsville, Virginia 22906 owned beneficially and of record 35% of the Adjustable Rate Fund Class A Shares. State Street Bank & Trust, Trustee, Attn: Box 1992, Boston, Massachusetts 02105-1992 owned beneficially and of record 30.64% of the Short-Term Government Agency Fund. MGIC, Attn: James McGinnis, P.O. Box 297, Milwaukee, Wisconsin 53201 owned beneficially and of record 27.16% of the Short Duration Fund.

    Unless otherwise required by the Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                                    TAXATION
FEDERAL TAXES

     Each Fund is treated as a separate entity for tax purposes and has elected or intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. Distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

     Dividends paid by a Fund from taxable net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders from qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution (unless it is exempt from tax) even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

     The Core Fixed Income Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of its total assets is comprised of stock or securities of foreign corporations at the end of its taxable year and the Fund so elects, shareholders will include in their gross incomes (in addition to dividends they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled to take federal income tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If the Fund cannot or does not so elect, it may deduct taxes in computing its taxable income, if any.

OTHER TAXES

      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                             ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADMINISTRATION PLAN

     The Trust, on behalf of the Funds, has adopted an Administration Plan with respect to the Administration Shares which authorizes a Fund to compensate Service Organizations for providing account administration services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organizations in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of the Service Organization for its customers. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers and processing orders to purchase, redeem or exchange Administration Shares for customers.

     For the fiscal year ended October 31, 1995, the Trust, on behalf of the Funds, paid the Service Organizations fees at the annual rate of 0.25% of a Fund's average daily net assets attributable to the Administration Shares of the ________ Funds.

     Holders of Administration Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

     Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of Administration Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, will accrue payments made pursuant to a Service Agreement daily.
All inquiries of beneficial owners of Administration Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS

     Recordholders of Administration Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Administration Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement. A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

     Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                       PURCHASE OF ADMINISTRATION SHARES

     It is expected that all direct purchasers of Administration Shares of the Funds will be Service Organizations or their nominees. Customers of Service Organizations may invest in Administration Shares only through their Service Organizations. Administration Shares of the Funds may be purchased by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt from a Service Organization of an order without the imposition of a sales load. If, by 3:00 p.m. Chicago time (4:00 p.m. New York time), an order, a check or a Federal Reserve draft is received from a Service Organization by

Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order or such form of payment is received. See 'Net Asset Value."

PURCHASE PROCEDURES

     Purchase of Administration Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company (State Street) on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that a check drawn on a foreign bank will not be accepted) or Federal Reserve draft made payable to "Goldman Sachs Trust - Name of Fund" and should be directed to Goldman Sachs Trust - Name of Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Administration Shares."

     The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern or Goldman Sachs. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

OTHER PURCHASE INFORMATION

     The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum required account balances. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

     The Funds reserve the right to redeem Administration Shares of any Service Organization whose account balance is less than $100 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days prior written notice to Service Organizations whose Administration Shares are being redeemed to allow them to purchase sufficient additional Administration Shares to avoid such redemption.

     PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time, the purchased shares will be issued and dividends will begin on such shares on the next Business Day, provided that a Federal Funds wire or an ACH transfer is received by Northern on such day.

     PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a Service Organization's check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, the purchased shares will be issued and dividends will begin on such shares on the next Business Day after the Service Organization's check or Federal Reserve draft is received by Goldman Sachs.

     The Funds and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges of Administration Shares by a particular purchaser (or group of related purchasers). The Fund or Goldman Sachs may reject or restrict purchases or exchanges of Administration Shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales or exchanges of Administration Shares of a Fund is evident, or if the purchase, sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

                               EXCHANGE PRIVILEGE

     Administration Shares of the Funds may be exchanged by Service Organizations for (i) Administration Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the relevant class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next determined either by writing to Goldman Sachs, Attention:
Goldman Sachs Trust - Name of Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 3:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, policies and applicable fees before making an exchange. Administration Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Administration Shares of the Fund for which the exchange is being made.

     In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Administration Shares" to confirm that such instructions are genuine. For federal income tax purposes, an exchange is treated as a sale of the Administration Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Administration Shares or the relevant class of any portfolio of Goldman Sachs Money Market Trust received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to the recordholders of Administration Shares and is subject to certain limitations. See "Purchase of Administration Shares."


                      REDEMPTION OF ADMINISTRATION SHARES

     The Funds will redeem their Administration Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Administration Shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Administration Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges, among accounts with different names, addresses and social security or taxpaying identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Administration Shares to be redeemed earn dividends declared on the day the request is received.

     The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Administration Shares. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one-day delay), but may be paid up to seven (7) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Service Organization.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Administration Shares.

     Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

     Except with respect to Service Organizations whose account balances are less than $100, Administration Shares of the Fund are not redeemable at the option of a Fund unless the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. The Funds, however, assumes no responsibility to compel redemptions.

                                   APPENDIX A

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

     You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the Federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

     Any tax withheld may be credited against taxes owed on your federal income tax return.

     If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

     Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

     If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

     If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

     If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

     For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004



GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606



TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384


GOLDMAN SACHS TRUST
ADMINISTRATION SHARES

___________________________________________

PROSPECTUS

Prospectus
______, 1995


                               TABLE OF CONTENTS

                                      Page
                                      ----

Fund Highlights.....................     3
Fees and Expenses...................     7
Financial Highlights................    10
Investment Objectives and Policies..    14
Special Investment Methods and
Risk Factors........................    19
Investment Restrictions.............    32
Portfolio Turnover..................    32
Management..........................    32
Reports to Shareholders.............    36
How to Invest.......................    36
Distribution and Authorized Dealer
Service Plan........................    43
How to Sell Shares of the Funds.....    43
Dividends...........................    45
Net Asset Value.....................    46
Performance Information.............    46
Shares of the Company...............    47
Taxation............................    47
Additional Information..............    49
Appendix A-1
Account Application

                              GOLDMAN SACHS TRUST
                                 SERVICE SHARES

GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND

  Seeks a high level of current income, consistent with low volatility of principal primarily through investment in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

GS SHORT-TERM GOVERNMENT AGENCY FUND

  Seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital gain through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating thereto and will maintain an option-adjusted duration of not more than 3 years.

GS SHORT DURATION TAX-FREE FUND

  Seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax primarily through investments in fixed income municipal securities with remaining effective maturities of five years or less.

GS CORE FIXED INCOME FUND

  Seeks total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index primarily through investments in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities and asset-backed securities.

GOLDMAN SACHS GLOBAL INCOME FUND

  Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

                                                        (continued on next page)

                                ________________


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(cover continued)

     THE CORE FIXED INCOME AND THE GLOBAL INCOME FUNDS' INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE CORE FIXED INCOME AND GLOBAL INCOME FUNDS, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF FOREIGN COUNTRIES IN WHICH THE CORE FIXED INCOME AND GLOBAL INCOME FUNDS WILL INVEST MAY BE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF THE UNITED STATES. THESE FUNDS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

     Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the GS Short Duration Tax-Free, GS Core Fixed Income and Global Income Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as investment adviser to the GS Short-Term Government Agency and Adjustable Rate Government Agency Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as subadviser to the Global Income Fund. GSAM, GSFM and GSAMI are referred to in this Prospectus as the "Investment Adviser." GSAM serves as administrator to Goldman Sachs Global Income Fund and Goldman Sachs serves as each Fund's distributor and transfer agent.

     This Prospectus, which sets forth concisely the information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor ought to know before investing, should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated ________ 1995, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

                                FUND HIGHLIGHTS

     The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS THE GOLDMAN SACHS TRUST?

     The Goldman Sachs Trust is an open-end management investment company that offers its shares in several series or funds. Each Fund pools the resources of investors by selling its shares to the public and investing the proceeds in a portfolio of securities designed to achieve that Fund's stated investment objective. The Global Income Fund is a non-diversified fund and each of the other Funds is a diversified fund as defined in the Investment Company Act of 1940 (the "Act").

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objective will be achieved. For a complete description of each Fund's investment objective and policies, see "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors."

     GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND-The investment objective of the Fund is to provide investors with a high level of current income consistent with low volatility of principal. The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in other mortgage-backed securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund seeks to minimize fluctuation in the value of its portfolio securities and therefore its net asset value. It believes that it can achieve this objective by investing primarily in guaranteed adjustable rate mortgage-backed securities, maintaining a maximum duration equal to that of a two-year U.S. Treasury security and a target duration in a range approximately equal to that of a 6-month to one-year U.S. Treasury security (computed using the method described herein) and utilizing certain active management techniques to hedge interest rate risks and to enhance its return.

     GS SHORT-TERM GOVERNMENT AGENCY FUND - The Fund's objective is to achieve a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital gain. The Fund invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") deemed to have remaining maturities or (in the case of mortgage-related securities) estimated average lives of 6 years or less, and (b) repurchase agreements pertaining thereto. The Fund will invest under normal market conditions, at least 65% of its total assets in securities issued by U.S. Government agencies or instrumentalities and in repurchase agreements pertaining to U.S. Government Securities. The U.S. Government securities in which the Fund may invest include mortgage-related securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund will maintain an option-adjusted duration of not more than 3 years; however, its actual option-adjusted duration is expected to be approximately two years under normal interest rate conditions. The Fund may employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to enhance its return and to seek to reduce fluctuation in its net asset value.

     GS SHORT DURATION TAX-FREE FUND - The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax-Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not an item of tax preference under the federal alternative minimum tax. In addition, Tax-Free Securities include certain participation interests and other securities described under "Municipal Securities in which the Short Duration Tax-Free Fund will Invest" the interest on which is exempt from such taxes. The Fund's investments in Municipal Securities at the time of investment will be rated at least A by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. Under normal market conditions, the Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax. The Fund, although it is not expected to do so, may also invest up to 20% of its net assets in taxable investments which are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investment"). The Fund will maintain an average portfolio duration, of two to three years. The Individual Municipal Securities in which the Fund invests will have remaining effective maturities of five years or less. The effective maturity of a Municipal Security, unlike its stated maturity, is the period remaining until the principal can be recovered through a mandatory redemption provision or the exercise of a put or demand feature by the holder of the Municipal Securities or the period until the next scheduled auction date for an auction rate Municipal Security. Since the Fund uses duration as a criteria, there are no maximum limitations as to average weighted portfolio maturity or permissible stated maturity with respect to individual securities.

     GS CORE FIXED INCOME FUND - The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). The Fund will seek to achieve its objective by investing, under normal market conditions, primarily in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities, and asset-backed securities. The fixed income securities in which the Fund invests, at the time of investment, will be rated at least BBB or Baa, or their equivalent rating, by any one of Standard & Poor's, Moody's, or Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.
The Fund will maintain, under normal market conditions, a portfolio duration within a range equal to the duration of the Index plus or minus one year. The fixed income securities in which the Fund may invest include obligations of foreign issuers and obligations denominated in U.S. dollars or foreign currencies. The non-dollar denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA by Standard & Poor's, Aa by Moody's, or AA by Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Fund's investments in fixed income securities may also include Short-Term Investments (as defined below), convertible securities, custody receipts and municipal securities. It is expected that the Fund will employ certain currency and interest rate management techniques. These techniques will be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities and, in the case of certain techniques, to seek to increase the total return of the Fund.

     GOLDMAN SACHS GLOBAL INCOME FUND-The investment objective of the Fund is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. Under normal market conditions (i) the Fund will have at least 30% of its total assets, after considering the effect of its currency position, denominated in U.S. dollars and (ii) the Fund will invest in securities of issuers in at least three countries. High quality securities are defined as securities rated, at the time of investment, at least AA by S&P or Aa by Moody's or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in obligations of a sovereign issuer rated at least A by S&P or Moody's, or if not rated by such rating organizations, determined by the Investment Adviser or Subadviser to be of comparable credit quality, if the obligations are
denominated in the issuers own currency.   The Fund will maintain a dollar-
weighted average duration of not more than 7.5 years. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the
individual securities in which the Fund may invest.   It is expected that the
Fund will employ certain currency and interest rate management techniques.
These techniques will be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities and, in the case of certain techniques, to seek to increase the total return of the Fund.

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable to the Core Fixed Income and Global Income Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

        There are certain risks associated with the investment policies of each of the Funds. The securities in a Fund's portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Because each Fund's investments are interest rate sensitive, the Fund's performance will depend in large part upon the ability of the Fund to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital. A Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") entail certain risks. These risks include the failure of an issuer or guarantor to meet its obligations, adverse interest rate changes, adverse economic, real estate or unemployment trends, failures in connection with processing of transactions and the effects of prepayments on mortgage cash flows. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in some of the Mortgage-Backed Securities it holds notwithstanding a direct or indirect governmental or agency guarantee. The Short Duration Tax-Free Fund's investments in Municipal Securities entail certain risks, including adverse income and principal value fluctuation associated with general economic conditions affecting the Municipal Securities markets, the issuers and guarantors of Municipal Securities and the facilities financed by Municipal Securities as well as adverse interest rate changes and volatility of yields of short and intermediate term Municipal Securities. See "Risk Factors." In addition, the Fund's yield will be subject to risks associated with particular issues in which it invests, including potential defaults by issuers and guarantors and the size and rating of an issue. If the Fund invests in private activity bonds, distributions attributable to the interest on such securities may be a tax preference item subject to the federal
alternative minimum tax.   A reduction in federal income tax rates would reduce
the tax equivalent yield of the Fund and would tend to reduce the value of Municipal Securities held in the Fund's portfolio. Conversely, an increase in federal income tax rates would increase the taxable equivalent yield of the Fund. In addition, changes in federal law adversely affecting the tax-exempt status of income derived from Municipal Securities could significantly affect both the supply and demand for Municipal Securities, which in turn could affect the Fund's ability to acquire and dispose of Municipal Securities at favorable prices. In addition, a Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent the Core Fixed Income and Global Income Funds invest in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. In addition, because the Global Income Fund will invest primarily outside the U.S., the Fund may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility.

     The Global Income Fund is a "non-diversified" fund as defined under the Act and is therefore subject only to certain federal tax diversification requirements, in addition to the policies adopted by the Investment Adviser. To the extent that a Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Special Investment Methods and Risk Factors-Non-Diversification Status."

WHO MANAGES THE FUNDS?

     Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, acts as administrator to the Global Income Fund and serves as the Investment Adviser to the Short Duration Tax-Free, Core Fixed Income and Global Income Funds. Goldman Sachs Funds Management, L.P., an affiliate of Goldman Sachs, serves as investment adviser to the Short-Term Government Agency Fund and Adjustable Rate Government Agency Fund. Goldman Sachs Asset Management International, London, England, an affiliate of Goldman Sachs, serves as subadviser to the Global Income Fund. As of ________ 1995, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $___ billion.

WHO DISTRIBUTES THE FUND'S SHARES?

     Goldman Sachs acts as distributor of each Fund's Service shares.

WHAT IS THE MINIMUM INVESTMENT?

     The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

HOW DO I PURCHASE SHARES?

     It is expected that all purchasers of Service Shares of the Fund will be Service Organizations or their nominees. Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of the Fund may be purchased by Service Organizations through Goldman Sachs at the current net asset value per share without the imposition of a sales load.

HOW DO I SELL MY SHARES?

     You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "How to Sell Shares of the Funds."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

     Each Fund (other than the Global Income Fund) intends to declare a daily dividend determined with the objective of distributing the majority of net investment income. Such dividends on each Fund (other than the Global Income
Fund) will accrue daily with respect to outstanding shares, commencing on the Business Day after the receipt of payment of such shares, and will be paid monthly. The Global Income Fund intends to declare and pay dividends monthly. Dividends on the Global Income Fund will commence as of the purchase of such shares. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. Each Fund also intends that substantially all net realized long-term and short-term capital gains will be declared as a dividend and paid at least annually.

     Recordholders of Service Shares will receive dividends in additional shares of the same class of the Fund in which you have invested or may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

(SERVICE SHARES)

                                                                 Adjustable
                                                 Short-Term      Rate                                Global
                                                 Government      Government       Short-Duration     Core Fixed       Income
                                                 Agency Fund/1/  Agency Fund/2/   Tax-Free Fund/3/   Income Fund/4/   Fund/5/
                                                 -------------   -------------    ----------------   --------------   ---------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
       Purchases..................................    none             none               none             none          none
  Maximum Sales Charge Imposed on
    Reinvested Dividends..........................    none             none               none             none          none
      Redemption Fees.............................    none             none               none             none          none
      Exchange Fees...............................    none             none               none             none          none
ANNUAL FUND OPERATING EXPENSES:
   (as a percentage of average daily net assets)
       Management Fees............................    0.40%            0.40%             0.40%            0.40%          0.55%
      Service Fees(6).............................    0.50%            0.50%             0.50%            0.50%          0.50%
  Other Expenses (after applicable
       limitations)...............................    0.05%            0.05%             0.05%            0.05%          0.10%
                                                    --------         --------         -----------      ----------      ------------
TOTAL FUND OPERATING EXPENSES
 (AFTER FEE AND EXPENSE
 LIMITATION)......................................    0.95%/1/         0.95%/2/          0.95%/3/         0.95%/4/       1.15%/5/
                                                    ==========       ==========       ===========      ============  =============

EXAMPLE

   You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.


FUND                                      1 Year  3 Years  5 Years  10 Years
----------------------------------------  ------  -------  -------  --------
Short-Term Government Agency Fund.......     $10      $30      $53      $117
Adjustable Rate Government Agency Fund..     $10      $30      $53      $117
Short Duration Tax-Free Fund............     $10      $30      $53      $117
Core Fixed Income Fund..................     $10      $30      $53      $117
Global Income Fund......................     $10      $30      $53      $117
---------------------

1. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed that a portion of its advisory fee (0.10% on an annual basis) would not be imposed on Short-Term Government Agency Fund. The Investment Adviser also has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets.
   Investment Adviser has no current intention of modifying or discontinuing such fee and expense limitation but may do so in the future at its discretion. Without such fee and expense limitations, Management Fees, Other Expenses and Total Operating Expenses attributable to Service Shares would be 0.50%, 0.__% and ___%, respectively.

2. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Adjustable Rate Government Agency Fund (excluding advisory fees, fees under distribution, administration, service and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Service Shares would be 0.__% and __%.

3. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Short Duration Tax-Free Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Service Shares would be 0.__% and __%, respectively.

4. Based upon estimated amounts for the current fiscal year. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Core Fixed Income Fund (excluding advisory fees, fees under administration and service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. The Investment Adviser has no current intention of modifying or discontinuing such expense limitation but may do so in the future at its discretion. Without such expense limitation, Other Expenses and Total Operating Expenses attributable to Service Shares would be 0.__% and __%, respectively.

5. Based upon estimated amounts for the current fiscal year. "Management Fees" paid by Global Income Fund include advisory, subadvisory and administration fees of 0.10%, 0.30% and 0.15% respectively. The Investment Advisers voluntarily have agreed to limit the advisory and subadvisory fees to such amounts. Without such limitations, advisory and subadvisory fees would be 0.25% and 0.50%, respectively. The Investment Advisers have also voluntarily agreed to reduce or limit certain "Other Expenses" of the Global Income Fund (excluding transfer agency fees (estimated to be 0.04% of average daily net assets), advisory, subadvisory and administration fees, fees under distribution, service and authorized dealer service plans, taxes, interest and brokerage litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.6% of the Fund's average daily net assets. The Investment Advisers have no current intention of modifying or discontinuing such fee and expense limitations but may do so in the future at their discretion. Without such fee and expense limitations, Management, Other Expenses and Total Operating Expenses attributable to Service Shares would be 0.90%, 0.__% and __%. The fee and expense limitations discussed above were adopted during the fiscal year ended October 31, 1995. Annual operating expenses incurred by Service Shares of the Fund during the fiscal year ended October 31, 1995 (expressed as a percentage of average daily net assets) were Management Fees, Other Expenses and Total Operating Expenses of __%, __% and __%, respectively.

6. Service Organizations (other than broker-dealers) may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. See "Additional Services." Investors should be aware that, due to the service fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum from end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Short-Term Government Agency Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional and Administration Shares; Adjustable Rate Government Agency Fund also offers Institutional Shares, Administration Shares and Class A Shares; and Global Income Fund also offers Institutional Shares, Class A Shares and Class B Shares. The other classes of the Funds are subject to different fees and expenses (which affects performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number of the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of a Fund that an investor will bear directly or indirectly. The information on cost and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Advisers, Subadviser and Administrator."

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1995 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                    GS Adjustable Rate Government Agency Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.74   $0.5630/(c)/   $0.0717/(c)/         -          $0.6347(c)   $(0.5759)     $  --         $(0.0287)
1995-Administration
    Shares...........    9.74    0.5366/(c)/    0.0737/(c)/         -           0.6103(c)    (0.5528)        --          (0.0275)
1995-Class A
    Shares/(d)/......    9.79    0.2721/(c)/  (0.0090)/(c)/         -           0.2631(c)    (0.2697)        --          (0.0134)
1994-Institutional
    Shares...........   10.00    0.4341/(c)/  (0.2455)/(c)/         -           0.1886(c)    (0.4486)        --          --
1994-Administration
    Shares...........   10.00    0.4211/(c)/  (0.2572)/(c)/         -           0.1639(c)    (0.4239)        --          --
1993-Institutional
    Shares...........   10.04    0.4397       (0.0376)/(a)/         -           0.4021       (0.4397)        --          (0.0024)
1993-Administration
    Shares/(f)/......   10.02    0.2146       (0.0173)/(a)/         -           0.1973       (0.2146)      0.0000        (0.0027)
1992-Institutional
    Shares...........   10.03    0.5599       (0.0029)/(a)          -           0.5570       (0.5470)        --          --

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   10.00    0.1531        0.0322/(a)/          -           0.1853       (0.1553)        --          --

                         Distributions to shareholders
                     -------------------------------------
                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)       Net asset                    net       income
                      option and    paid     distributions     in net         value at                  expenses     (loss)
                       futures       in          to            asset           end of      Total       to average   to average
                     transactions  capital   shareholders      value           period    return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    $ --      $ --        $(0.6046)       $ 0.0301        $ 9.77       6.75%        0.46%       5.77%
1995-Administration
    Shares...........      --        --         (0.5803)         0.0300          9.77       6.48         0.71        5.50
1995-Class A
    Shares/(d)/......      --        --         (0.2831)        (0.0200)         9.77       2.74         0.69/(e)/   5.87/(e)/
1994-Institutional
    Shares...........      --        --         (0.4486)        (0.2600)         9.74       1.88         0.46        4.38
1994-Administration
    Shares...........      --        --         (0.4239)        (0.2600)         9.74       1.63         0.71        4.27
1993-Institutional
    Shares...........      --        --         (0.4421)        (0.0400)        10.00       4.13         0.45        4.36
1993-Administration
    Shares/(f)/......      --        --         (0.2173)        (0.0200)        10.00       2.01/(k)/    0.70/(e)/   3.81/(e)/
1992-Institutional
    Shares...........      --        --         (0.5470)         0.0100         10.04       6.12         0.42        5.61

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........      --        --         (0.1553)         0.0300         10.03       2.14(k)      0.20/(e)/   7.31/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    24.12%     $  657,358     0.53%        5.70%
1995-Administration
    Shares...........    24.12           3,572     0.78         5.43
1995-Class A
    Shares/(d)/......    24.12          15,203     1.01/(e)/    5.55/(e)/
1994-Institutional
    Shares...........    37.81         942,523     0.49         4.35
1994-Administration
    Shares...........    37.81           6,960     0.74         4.24
1993-Institutional
    Shares...........   103.74       2,760,871     0.48         4.33
1993-Administration
    Shares/(f)/......   103.74           5,326     0.73/(e)/    3.78/(e)/
1992-Institutional
    Shares...........   286.40       2,145,064     0.55         5.48

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   145.67/(e)/    239,642     1.02(e)      6.49/(e)/

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                     GS SHORT-TERM GOVERNMENT AGENCY FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.64    $0.6652/(c)/  $ 0.1666/(c)/     $ --          $0.8318/(c)/  $(0.6518)   $--           $--
1995-Administration
    Shares...........    9.64     0.2384/(c)/   (0.0433)/(c)/      --           0.1951/(c)/   (0.2051)    --            --
1994-Institutional
    Shares...........   10.14     0.5628/(c)/   (0.4592)/(c)/      --           0.1036/(c)/   (0.5598)    (0.0438)      --
1994-Administration
    Shares...........   10.14     0.5329/(c)/   (0.4539)/(c)/      --           0.0790/(c)/   (0.5352)    (0.0438)      --
1993-Institutional
    Shares...........   10.16     0.5627        (0.0135)/(a)/      --           0.5492        (0.5627)    --            (0.0065)
1993-Administration
    Shares/(f)/......   10.23     0.2725        (0.0900)/(a)/      --           0.1825        (0.2725)    --            --
1992-Institutional
    Shares...........   10.22     0.6703        (0.0600)/(a)/      --           0.6103        (0.6703)    --            --
1991-Institutional
    Shares...........   10.00     0.8020         0.2200/(a)/       --           1.0220        (0.8020)    --            --
1990-Institutional
    Shares...........   10.07     0.8300        (0.0700)/(a)/      --           0.7600        (0.8300)    --            --
1989-Institutional
    Shares...........   10.10     0.8800        --                 --           0.8800        (0.8800)    --            --

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........   10.00     0.1800         0.1000/(a)/       --           0.2800        (0.1800)    --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ --          $--       $(0.6518)     $ 0.1800       $ 9.82         8.97%         0.45%        6.87%
1995-Administration
    Shares...........    --           --        (0.2051)      (0.0100)        9.63/(h)/    2.10          0.70/(e)/    7.91/(e)/
1994-Institutional
    Shares...........    --           --        (0.6036)      (0.5000)        9.64         0.99          0.45         5.69
1994-Administration
    Shares...........    --           --        (0.5790)      (0.5000)        9.64         0.73          0.70         5.38
1993-Institutional
    Shares...........    --           --        (0.5692)      (0.0200)       10.14         5.55          0.45         5.46
1993-Administration
    Shares/(f)/......    --           --        (0.2725)      (0.0900)       10.14         1.74          0.70/(e)/    4.84/(e)/
1992-Institutional
    Shares...........    --           --        (0.6703)      (0.0600)       10.16         6.24          0.45         6.60
1991-Institutional
    Shares...........    --           --        (0.8020)       0.2200        10.22        10.93          0.45         8.25
1990-Institutional
    Shares...........    --           --        (0.8300)      (0.0700)       10.00         8.23          0.45         8.62
1989-Institutional
    Shares...........    --           (0.0300)  (0.9100)      (0.0300)       10.07         9.08          0.46         8.71

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    --           --        (0.1800)       0.1000        10.10         3.30          0.55/(e)/    8.55/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    292.56%    $103,760       0.72%        6.60%
1995-Administration
    Shares...........    292.56           --       0.90/(e)/    7.71/(e)/
1994-Institutional
    Shares...........    289.79      193,095       0.59         5.55
1994-Administration
    Shares...........    289.79          730       0.84         5.24
1993-Institutional
    Shares...........    411.66      359,708       0.64         5.31
1993-Administration
    Shares/(f)/......    411.66       16,490       0.80/(e)/    4.74/(e)/
1992-Institutional
    Shares...........    216.07      277,927       0.69         6.36
1991-Institutional
    Shares...........    155.44      158,848       0.79         7.91
1990-Institutional
    Shares...........    173.21       68,995       0.95         8.12
1989-Institutional
    Shares...........    137.37       31,015       1.39         7.78

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    167.00(e)    39,052       1.42/(e)/    7.68/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                            GS Short Duration Tax-Free Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.79    $0.4235/(c)/  $0.1500/(c)/      $ --         $0.5735/(c)/  $(0.4235)      $--         $ --
1995-Administration
    Shares...........    9.79     0.3989/(c)/   0.1500/(c)/        --          0.5489/(c)/   (0.3989)       --           --
1995-Service Shares..    9.79     0.3744/(c)/   0.1600/(c)/        --          0.5344/(c)/   (0.3744)       --           --

1994-Institutional
    Shares...........   10.23     0.3787/(c)/  (0.3575)/(c)/       --          0.0212/(c)/   (0.3787)       (0.0825)     --
1994-Administration
    Shares...........   10.23     0.3537/(c)/  (0.3575)/(c)/       --         (0.0038)/(c)/  (0.3537)       (0.0825)     --
1994-Service
    Shares/(i)/......    9.86     0.0475/(c)/  (0.0700)/(c)/       --         (0.0225)/(c)/  (0.0475)       --           --

1993-Institutional
    Shares...........    9.93     0.3834        0.3000/(a)/        --          0.6834        (0.3834)       --           --
1993-Administration
    Shares/(i)/......   10.16     0.1555        0.0720/(a)/        --          0.2275        (0.1555)       --           --

For the Period October 1, 1992/(g)/through October 31,
------------------------------------------------------
1992-Institutional
    Shares...........   10.00     0.0341       (0.0700)/(a)/       --         (0.0359)       (0.0341)       --           --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   $ --       $ --        $(0.4235)     $ 0.1500       $ 9.94         5.98%          0.45%        4.31%
1995-Administration
    Shares...........     --         --         (0.3989)       0.1500         9.94         5.76           0.70         4.14
1995-Service Shares..     --         --         (0.3744)       0.1600         9.95         5.59           0.95         3.87

1994-Institutional
    Shares...........     --         --         (0.4612)      (0.4400)        9.79         0.17           0.45         3.74
1994-Administration
    Shares...........     --         --         (0.4362)      (0.4400)        9.79        (0.11)          0.70         3.51
1994-Service
    Shares/(i)/......     --         --         (0.0475)      (0.0700)        9.79        (0.32)/(k)/     0.95/(e)/    4.30/(e)/

1993-Institutional
    Shares...........     --         --         (0.3834)       0.3000        10.23         7.03           0.41         3.70
1993-Administration
    Shares/(i)/......     --         --         (0.1555)       0.0720        10.23         2.28/(k)/      0.70/(e)/    3.32/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........     --         --         (0.0341)      (0.0700)        9.93        (0.34)/(k)/     0.05/(e)/    4.58/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   259.52%      $ 58,389      0.77%         3.99%
1995-Administration
    Shares...........   259.52             46      1.02          3.82
1995-Service Shares..   259.52            454      1.27          3.55
1994-Institutional
    Shares...........   354.00         83,704      0.61          3.58
1994-Administration
    Shares...........   354.00          3,866      0.86          3.35
1994-Service
    Shares/(i)/......   354.00             44      1.11/(e)/     4.14/(e)/
1993-Institutional
    Shares...........   404.60        115,803      1.06          3.05
1993-Administration
    Shares/(i)/......   404.60            911      1.07/(e)/     2.95/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........    31.19/(k)/    14,601      2.68/(e)/     1.95/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                               GS Core Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........  $ 9.24    $0.6423        $ 0.7610           $ --          $ 1.4033     $(0.6433)      $ --          $ --

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........   10.00     0.4648         (0.7617)            --           (0.2969)     (0.4648)        --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........    $ --       $ --       $(0.6433)     $ 0.7600       $10.00         15.72%          0.45%       6.56%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........      --         --        (0.4648)      (0.7617)        9.24         (3.00)          0.45/(e)/   6.48/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........     383.26%    $55,502       0.96%         6.05%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........     288.25      24,508       1.46/(e)/     5.47/(e)/

------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(c) Calculated based on the average shares outstanding methodology.
(d) Class A shares commenced operations on May 15, 1995.
(e) Annualized.
(f) Administration share activity commenced on April 15, 1993.
(g) Commencement of operations.
(h) GS Short-Term Government Agency Administration shares were redeemed in full on February 23, 1995. Amount shown represents net asset value on February 23, 1995.
(i) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(j) Includes the effect of mortgage dollar roll transactions.
(k) Not annualized.

Goldman Sachs Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

                                                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                 -----------------------------------------------------------------------------------


                                                                   NET REALIZED            NET REALIZED
                                                                  AND UNREALIZED          AND UNREALIZED            TOTAL
                                                                    GAIN (LOSS)             GAIN (LOSS)             INCOME
                              NET ASSET                            ON INVESTMENT,           ON FOREIGN              (LOSS)
                              VALUE AT              NET              OPTION AND              CURRENCY                FROM
                              BEGINNING          INVESTMENT           FUTURES                 RELATED              INVESTMENT
                              OF PERIOD            INCOME         TRANSACTIONS/(a)/       TRANSACTIONS/(a)/        OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares           13.43                0.89                 0.92                   0.15                   1.96
1995 - Institutional
       shares/(f)/              14.09                0.22                 0.34                   0.06                   0.62
1994 - Class A shares           15.07                0.84                (1.37)                 (0.12)                 (0.65)
1993 - Class A shares           14.69                0.85                 1.07                  (0.42)                  1.50
1992 - Class A shares           14.60                1.14                 0.45                  (0.36)                  1.23

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares           14.55                0.25                 0.23                  (0.19)                  0.29


                                                                   DISTRIBUTIONS TO SHAREHOLDERS
                              ------------------------------------------------------------------------------------------------------

                                                                                  IN EXCESS OF
                                                FROM NET                          NET REALIZED
                                              REALIZED GAIN                         GAIN ON
                                              ON INVESTMENT,      IN EXCESS        INVESTMENT,          FROM            TOTAL
                               FROM NET          OPTION             OF NET         OPTION AND           PAID          DISTRIBUTIONS
                              INVESTMENT       AND FUTURES        INVESTMENT         FUTURES             IN               TO
                               INCOME          TRANSACTIONS         INCOME         TRANSACTIONS        CAPITAL       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares            (0.94)               --                --                --               --           (0.94)
1995 - Institutional
       shares/(f)/               (0.26)               --                --                --               --           (0.26)
1994 - Class A shares            (0.22)            (0.16)               --                --            (0.61)          (0.99)
1993 - Class A shares            (0.85)            (0.27)               --                --               --           (1.12)
1992 - Class A shares            (1.14)               --                --                --               --           (1.14)

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares            (0.24)               --                --                --               --           (0.24)


                                                                                                                RATIOS ASSUMING
                                                                                                              NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                              EXPENSE LIMITATIONS
                                                                                                            ------------------------

                                                                        RATIO OF                                        RATIO OF
                            NET                                           NET                      NET                     NET
                          INCREASE                          RATIO OF   INVESTMENT                 ASSETS                INVESTMENT
                         (DECREASE)  NET ASSET                 NET       INCOME                   AT END      RATIO OF    INCOME
                           IN NET    VALUE AT               EXPENSES     (LOSS)    PORTFOLIO        OF        EXPENSES    (LOSS)
                           ASSET      END OF     TOTAL     TO AVERAGE  TO AVERAGE   TURNOVER      PERIOD     TO AVERAGE  TO AVERAGE
                           VALUE      PERIOD   RETURN/(b)/ NET ASSETS  NET ASSETS  RATE/(d)/     (IN 000S)   NET ASSETS  NET ASSETS
                         -----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
For the Years Ended
 October 31,
--------------------------
1995 - Class A shares        1.02       14.45      15.08       1.29        6.23       265.86        245,835      1.58      5.94
1995 - Institutional
       shares/(f)/           0.36       14.45       4.42       0.65/(c)/   6.01/(c)/  265.86         31,619      1.08/(c)/ 5.58/(c)/

1994 - Class A shares       (1.64)      13.43      (4.49)      1.28        5.73       343.74        396,584      1.53      5.48
1993 - Class A shares        0.38       15.07      10.75       1.30        5.78       313.88        675,662      1.55      5.53
1992 - Class A shares        0.09       14.69       8.77       1.37        7.85       270.75        588,893      1.62      7.60

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares        0.05       14.60       2.00       0.38/(g)/   1.72/(g)/   34.22        388,744    0.44/(g)/   1.66/(g)/


/(a)/ Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For the Retail classes total return would be reduced if a sales charge were taken into account.
/(c)/ Annualized.
/(d)/ Commencement of operations.
/(e)/ Institutional shares commenced operations on August 1, 1995.
/(f)/ Not annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors." There can be no assurance that the Fund will be successful in achieving its investment objective.

     A security will be deemed to have met its rating requirement if it receives the minimum required rating from at least one rating organizations even though it has been rated below the minimum rating by one or more other rating organizations. If a fixed income security that at the time of purchase satisfies the Fund's minimum rating criteria is subsequently downgraded below such rating criteria, the Fund will not be required to dispose of such security. If a downgrading occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund. In most instances, a Fund expects to dispose of a downgraded security within a reasonable time after such downgrading.

     Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to prevent value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. A fund which is subject to a duration requirement will not be limited as to the Fund's maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities, unless otherwise noted.

     Except as otherwise stated the Fund's investment objective and policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

SHORT-TERM GOVERNMENT AGENCY FUND

     The Fund seeks to achieve a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital gain. There can be no assurance that the objective of the Fund will be realized. The Fund invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities") deemed to have remaining maturities or (in the case of mortgage-related securities) estimated average lives of six years or less and (b) repurchase agreements collateralized by U.S. Government Securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities issued by U.S. Government agencies or instrumentalities and in repurchase agreements pertaining to U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund will maintain an option-adjusted duration of not more than 3 years; however, it actual option-adjusted duration is expected to be approximately 2 years under normal interest rate conditions. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, mortgage and interest rate swaps and interest rate floors, caps and collars.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to enhance its return and to seek to reduce fluctuation in its net asset value. These techniques include, but are not limited to, mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls, forward commitments and repurchase agreements.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because the Fund will maintain a maximum option-adjusted duration of not more than 3 years and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

ADJUSTABLE RATE GOVERNMENT AGENCY FUND

     The Adjustable Rate Government Agency Fund seeks to provide investors with a high level of current income, consistent with low volatility of principal.
The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The primary issuers or guarantors of such securities currently include the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), although the Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. The Fund may invest up to 35% of its total assets in other mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and other obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to minimize fluctuation in its net asset value and to enhance its return. These techniques include, but are not limited to, the use of futures contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls and repurchase agreements.

     The Fund will maintain a maximum duration approximately equal to that of a two-year U.S. Treasury security. Under normal interest rate conditions, the Fund's actual duration is expected to be in a range approximately equal to that of a 6-month to one-year U.S. Treasury security. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because interest rates on adjustable rate mortgage loans are reset periodically and therefore yields of portfolio securities representing interests in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such securities to fluctuate less dramatically in response to interest rate fluctuations than would fixed rate debt securities. This is because the Fund's portfolio will consist primarily of guaranteed adjustable rate Mortgage-Backed Securities and because the Fund will maintain a maximum option-adjusted duration approximately equal to that of a two-year U.S. Treasury security and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

SHORT DURATION TAX-FREE FUND

     The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax-Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Tax-Free Securities are also defined to include certain participation interests in such securities the interest on which is, in the opinion of counsel, exempt from such taxes. In addition, the definition of Tax-Free Securities includes general obligation and revenue bonds and other obligations described under "Municipal Securities in which the Short Duration Tax-Free Fund Will Invest."

     Under normal market conditions, the Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may
subject certain investors to the federal alternative minimum tax.   Although the
Fund is not expected to do so, the Fund may invest as must as 20% of its net assets in taxable investments, which are defined as obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investments"). Except as set forth below, at no time will the Fund's investments in private activity bonds and Taxable Investments exceed, in the aggregate, 20% of the Fund's net assets. The Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in Taxable Investments. The Fund's investments in Municipal Securities and Taxable Investments may also generate taxable capital gains. See "Taxation." The Fund's investments in Municipal Securities will at the time of investment be rated at least A by Standard & Poor's or Moody's or their respective equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization even if it has been rated below the minimum rating by one or more other rating organizations. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The Fund will maintain an average portfolio duration in a range of two to three years. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate floors, caps and collars. The individual Municipal Securities in which the Fund invests will have effective maturities of five years or less. The effective maturity of a Municipal Securities is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of an auction rate Municipal Security is defined as the period remaining until the next scheduled auction date. Thus, the effective maturity of a Municipal Security may be substantially shorter than its final stated maturity.

CORE FIXED INCOME FUND

     The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities, and asset-backed securities. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the

Investment Adviser will attempt to take advantage pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     The fixed income securities in which the Fund invests, at the time of investment, will be rated at least BBB or Baa, or their equivalent ratings, by any one of S&P's or Moody's, or Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. Under normal market conditions, the Fund will maintain a dollar weighted average portfolio duration within a range equal to the duration of the Index plus or minus one year. The Investment Adviser may, however, decrease the Fund's average duration without limit if the Investment Adviser believes that a shorter duration is warranted by its outlook for interest rates or market conditions.

     The Index currently includes U.S. Government securities and fixed rate, publicly issued, U.S. dollar denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by Standard & Poor's, Moody's or Fitch. The securities currently included in the index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighing in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.

     The Fund may invest up to 25% of its net assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The non-dollar denominated fixed income securities in which the Fund may invest will be rated, at the time of investment, at least AA by Standard & Poor's, Aa by Moody's, or AA by Fitch, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. It is expected that the Fund will employ certain interest rate management techniques. These techniques will be used both to hedge the interest rate risks associated with the Fund's portfolio securities and to seek to increase total return. Such techniques include options, futures contracts, options on futures contracts, interest rate and mortgage swaps, interest rate caps, floors and collars, forward commitments, lending portfolio securities, repurchase agreements and mortgage dollar rolls.

GLOBAL INCOME FUND

     The Global Income Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. Under normal market conditions (i) the Fund will have at least 30% of its total assets, after considering the effect of currency positions denominated in U.S. dollars and
(ii) the Fund will invest in securities of issuers in at least three countries. High quality securities are defined as securities which have ratings of at least AA by S&P or Aa by Moody's ("High Quality Ratings") or, if unrated by such rating organizations, are determined by the Fund's Investment Adviser to be of comparable credit quality. The Fund may also invest in obligations of a sovereign issuer rated at least A by S&P or Moody's, or if not rated by such rating organizations determined by the Investment Adviser or Subadviser to be of comparable credit quality, if the obligations are denominated in the issuers own currency. The Fund intends to invest at least 50% of its net assets in securities having the highest applicable credit quality rating, at the time of investment, or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization, at the time of investment, even though it has been rated below the minimum rating by one or more other rating organizations.

     Under normal circumstances, the Global Income Fund will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its portfolio.
In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers will form an opinion based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers will apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

     In selecting securities for the Global Income Fund's portfolio, the portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. It is expected that the Fund will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. See "_____________________________."

     The Fund will maintain a dollar-weighted average duration of not more than
7.5 years. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the individual securities in which the Fund may invest. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The Fund may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts and options on futures and interest rate swaps.

     It is expected that the Global Income Fund will employ certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed income securities of U.S. issuers. Such management techniques include transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures, currency and interest rate swaps and interest rate floors, caps and collars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "_____________."

     Since the Global Income Fund is not diversified under the Act, it may be more susceptible to adverse developments affecting any single issuer in which its investments are concentrated. Not more than 25% of the Fund's total assets will be invested in the securities of any one foreign government or any other issuer (except that this limitation does not apply to the U.S. Government). However, this 25% restriction does not prohibit the Fund from concentrating more than 25% of its total assets in the securities of issuers located in Canada, Germany, Japan and the United Kingdom as well as in the United States.


                  SPECIAL INVESTMENTS AND RISK FACTORS FOR THE
                   CORE FIXED INCOME AND GLOBAL INCOME FUNDS
FOREIGN TRANSACTIONS

     Foreign Securities. The Core Fixed Income and Global Income Funds' investments in securities of foreign issuers and Non-Dollar Securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities Foreign countries may have economic policies or business cycles different from those of the United States and securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate would reduce the value of certain portfolio securities. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain
sufficient cash to pay such dividends.   In addition, clearance and settlement
procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     An issuer of fixed income securities purchased by the Core Fixed Income or Global Income Funds may be domiciled in a country other than the country in whose currency the instrument is denominated. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There may be less publicly available information about a foreign issuer than about a domestic issuer. In addition, there is generally less government regulation of foreign markets and broker-dealers than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

     Foreign Currency Transactions. The Core Fixed Income and Global Income Funds may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes, enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Global Income Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Global Income Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies.

     A Fund's custodian will place cash or liquid, high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. The segregated account will be marked to market on a daily basis. Thus, if the value of securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. If the Global Income Fund enters into a forward foreign currency exchange contract to buy or sell foreign currency to seek to increase total return, the Fund will be required to segregate appropriate liquid securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of The Global Income Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund, offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

     In addition to investing in securities denominated or quoted in a foreign currency, the Global Income Fund may engage in a variety of foreign currency management techniques. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

     Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Global Income Fund may have currency exposure independent of its securities positions, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

     Options on Foreign Currencies. The Core Fixed Income and Global Income Funds may, to the extent they invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Global Income Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Global Income Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

     Concentration in Canada, Germany, Japan and the United Kingdom. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Global Income Fund's investments in such issuers or currencies will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.


           SPECIAL RISK FACTORS FOR THE SHORT DURATION TAX-FREE FUND

     Yields and Market Values of Municipal Securities. The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the supply of and demand for Municipal Securities, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. Due to their tax-exempt status, the yields and market values of Municipal Securities may be adversely affected by certain factors, such as changes in tax rates and policies, which may have less of an effect on the taxable fixed income markets. Moreover, certain types of Municipal Securities, such as housing revenue bonds, which are based on mortgage revenues, involve prepayment risks which could affect the yields of such Municipal Securities.

     Certain types of instruments in which the Short Duration Tax-Free Fund invests, such as zero-coupon, deferred interest and capital appreciation bonds, are more susceptible than short or intermediate term securities to fluctuations as a result of movements in interest rates. As a result, a sudden and extreme rise in interest rates could result in a substantial decline in the value of such portfolio securities. The ability of the Fund to achieve the capital preservation aspect of its investment objective therefore depends in part on the extent to which the Fund is able to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital.

     Default Risk. Investments in Municipal Securities, including general obligations and revenue obligations, are subject to the risk that the issuer could default on its obligations, and the Short Duration Tax-Free Fund could sustain losses on such investments. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue obligations, including private activity bonds, municipal leases, certificates of participation and certain other types of instruments in which the Fund may invest, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     Tax Consequences. While the Short Duration Tax-Free Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of accrued market discount income (if the Short Duration Tax-Free Fund acquires Municipal Securities or other obligations at a market discount) and income and/or capital gains from certain types of instruments in which the Fund is permitted to invest, including U.S. Government securities, interest rate swaps, floors, caps and collars, futures contracts and related options, securities loans, the disposition of when-issued securities or forward commitments prior to settlement and repurchase agreements, will result in taxable income, distributions of which will be taxable to shareholders. In addition, the Short Duration Tax-Free Fund's investments in private activity bonds subject to the federal alternative minimum tax could result in income the distribution of which could cause or increase alternative minimum tax liability for some shareholders. The Short Duration Tax-Free Fund may also generate capital gains from the disposition of its investments and its distributions of such capital gains will be taxable to shareholders. Shareholders may be subject to state, local or foreign taxes on certain income received from the Fund. See "Taxation."

     Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect both the supply of and demand for Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

     Call Risk and Reinvestment Risk. The Municipal Securities in which the Short Duration Tax-Free Fund invests may include "call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in the Fund's portfolio are called prior to maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities. There is a risk that the proceeds of housing revenue bonds will be in excess of demand for mortgages, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of an issuer to make scheduled payments of principal and interest on the bonds or could result in early retirement of the bonds.


                               OTHER INVESTMENTS
U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities. These securities in general include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as Ginnie Mae Certificates), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Fannie Mae Certificates described below), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

     Government securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies or instrumentalities. Government securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid.

     Although it does not expect to do so, the Short Duration Tax-Free Fund may invest up to 20% of its net assets in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. In addition, when the Investment Adviser deem appropriate, the Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in such taxable investments, which will generate taxable income.

MORTGAGE-BACKED SECURITIES

     Characteristics of Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each mortgage pool underlying Mortgage-Backed Securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties (consisting of, among other things, detached residences, townhouses, individual condominium units, duplexes, triplexes, fourplexes, and units in planned unit developments), multifamily (i.e., five or more units) residential properties, agricultural properties, commercial properties and mixed use properties. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair the Funds' ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

     Mortgage Pass-Through Securities. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest in mortgage pass-through securities ("Mortgage Pass-Throughs"), which are fixed or adjustable rate Mortgage-Backed Securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Stripped Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. The Short-Term Government Agency and Adjustable Rate Government Agency Funds may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities.

The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully
recouped.   The Investment Adviser will seek to manage prepayment risk, liquidity concerns relating to privately issued SMBS and certain other risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

     Inverse Floating Rate Mortgage-Backed Securities. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest in inverse floating rate Mortgage-Backed Securities, including "leveraged inverse floaters." Typically, an inverse floater is one of two components created from a pool of fixed rate mortgages. The other component is a floating rate Mortgage-Backed Security in which the rate of interest payable varies directly with a market interest rate index. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

     Privately Issued Mortgage-Backed Securities. The Core Fixed Income and Global Income Funds may invest in Mortgage-Backed Securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P's or Moody's), they normally are structured with one or more types of "credit enhancement".

     Guaranteed Mortgage-Backed Securities. The Core Fixed Income and Global Income Fund's investments in Mortgage-Backed Securities may, and all of the Short-Term Government Agency and Adjustable Rate Government Agency Funds' investments in Mortgage-Backed Securities will, be issued or guaranteed by the U.S. Government or one of it's agencies or instrumentalities, including but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, the ability of these agencies to borrow from the U.S. Treasury makes their securities high quality securities with minimal credit risks. There are several types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit ("REMIC") pass-through certificates and stripped Mortgage-Backed Securities. The Fund will be permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent investment in such securities is consistent with its investment policies and objective, which require the Fund to invest primarily in guaranteed adjustable rate Mortgage-Backed Securities.

     Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may also invest in collateralized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates, which multiple class Mortgage Backed Securities.
The Short-Term Government Agency and Adjustable Rate Government Agency Funds will only invest in CMO's issued by U.S. Government agencies and instrumentalities such as Fannie Mae and Freddie Mac . CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

     CMOs and REMIC pass-through certificates ("REMIC Certificates") are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or mortgage pass-through certificates (the "Mortgage Assets").

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final scheduled distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOS or REMIC Certificate in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential structures. These securities include annual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates ( the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     Adjustable and Fixed Rate Mortgage Loans. The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie Mortgage-Backed Securities in which the Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may invest. Since a wide variety of mortgage loans are available to borrowers, the actual mortgage loans underlying any particular issue of Mortgage-Backed Securities may differ materially from those described below. In addition, the Funds will be permitted to invest in Mortgage-Backed Securities that become available in the future to the extent such investments are consistent with its investment objectives and policies.

     Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.
In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in the market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Adjustable Rate Government Agency Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans included in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

     Regulation of Mortgage Loans. Mortgage loans are subject to a variety of state and federal laws and regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These laws and regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal, state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Short-Term Government Agency and Adjustable Rate Government Agency Funds may only invest in Mortgage-Backed Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, these regulations may adversely affect the Short-Term Government Agency and Adjustable Rate Government Agency Funds' investments by delaying the Fund's receipt of payments derived from principal of or interest on mortgage loans affected by such laws and regulations.

ASSET-BACKED SECURITIES

     Asset-Backed Securities. The Core Fixed Income and Global Income Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of repayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

YIELD, MARKET VALUE AND RISK CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES

     Yield, Market Value and Risk Considerations of Mortgage-Backed Securities. Each Fund (other than the Short Duration Tax-Free Fund) may invest in certain Mortgage-Backed Securities, such as interest-only and principal-only SMBS, that are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been issued or guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, a Fund may fail to fully recover their investment in such securities.

     The investment characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that unscheduled prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates existing on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

     The reinvestment of principal payments and prepayments received on a mortgage pass-through security may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Funds. In addition, the receipt of interest payments monthly rather than semi-annually by the Funds has a compounding effect that may increase the yield to the Funds relative to debt obligations that may increase the yield to the Funds relative to debt obligations that pay interest semi-annually. Due to these factors, Mortgage-Backed Securities may also be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of changing interest rates. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities such as SMBS and certain other multiple class pass-through securities. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount.

     There are certain risks related to a Fund's investment in ARMs, which risks will have a greater input on the Adjustable Rate Government Agency Fund which will invest a significant portion of its assets in such securities. In recent, the rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated due, for example, to the unavailability of lower rate alternatives. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

     Risks Associated With Derivative Mortgage-Backed Securities. Derivative Mortgage-Backed Securities are subject to different combinations of interest rate and/or prepayment risks. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. The Investment Adviser may use derivative Mortgage-Backed Securities and other derivative securities consistent with a Fund's investment objective for a variety of purposes including adjusting the average duration or interest rate sensitivity of each Fund's portfolio or attempting to enhance the Fund's total return. The Investment Adviser manages the risk and benefits of derivative mortgage-backed securities and other derivative securities by prudent analysis, selection and monitoring of such securities included in the Fund's portfolio.

     The risk of faster than anticipated prepayments generally adversely affects interest-only securities (IOs), super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects principal-only securities (POs), floating rate securities subject to interest rate caps, floors and collars, support tranches and discount priced Mortgage-Backed Securities.

     Risks Associated With Derivative Floating Rate Securities. Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

MUNICIPAL SECURITIES IN WHICH THE SHORT-DURATION TAX-FREE FUND WILL INVEST

     General.   Municipal Securities consist of bonds, notes and other
instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

     Municipal Leases and Certificates of Participation.   A municipal lease is
an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation of foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that the Short Duration Tax-Free Fund invests in unrated municipal leases or participates in such leases, the Trustees shall monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities.

     Municipal Notes.   Municipal Securities in the form of notes generally are
used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper. Tax-Exempt Commercial paper is typically short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.

     Pre-Refunded Municipal Securities.   The principal of and interest on pre-
refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

     Tender Option Bonds. The Short Duration Tax-Free Fund may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. Although the Short Duration Tax-Free Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax, there is a risk that the Short Duration Tax-Free Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from tax.

     Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles the Short Duration Tax-Free Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund.

     Auction Rate Securities. Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. The Short Duration Tax-Free Fund will take the next scheduled auction date of the auction rate securities into consideration in determining the average portfolio maturity of the Fund.


                        OTHER INVESTMENTS AND PRACTICES

     Inverse Floating Rate Instruments. Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"). The Short Duration Tax-Free Fund may only invest up to 25% of its net assets in inverse floaters. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's 15% limitation on investments in such securities.

     Deferred Interest and Capital Appreciation Bonds. The Global Income and Short Duration Tax-Free Funds may invest in deferred interest and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified commencement or redemption date (or cash payment date). The amount of the discount rate varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of deferred interest and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in deferred interest and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

     Zero Coupon Bonds. Each Fund may invest in zero coupon securities issued by financial institutions and corporations, zero coupon U.S. Treasury securities (which are Treasury notes and bonds that have been stripped of their unmatured interest coupons), the coupons themselves and receipts or certificates representing interests in such stripped debt obligations. A zero coupon security pays no interest to its holder during its life and its value consists in the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit qualities. The Funds' investments in zero coupon securities or other stripped securities may require the Funds to sell certain of their portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     Custodial Receipts. The Core Fixed Income and Global Income Funds may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

     Corporate Debt Obligations. The Core Fixed Income Fund may invest in corporate debt obligations that are rated, at the time of investment, BBB by S&P or Baa by Moody's or equivalent short-term credit quality ratings and the Global Income Fund may invest in corporate debt obligations subject to its policy of generally intending to invest at least 50% of its net assets in securities having the highest applicable credit quality rating or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable quality. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Convertible Securities. The Core Fixed Income Fund may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Fund invests will be subject to the same rating criteria as its other investments in fixed income securities.

     Structured Securities. The Global Income Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

     Mortgage Dollar Rolls. The Short-Term Government Agency, Adjustable Rate Government Agency and Core Fixed Income Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period each Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Options on Securities and Securities Indices. Each Fund, other than the Short-Term Government Agency and Adjustable Rate Government Agency Funds, may write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase call and put options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     The Core Fixed Income and Global Income Funds may also write and purchase options on the yield "spread," or yield differential, between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Futures Contacts and Options on Futures Contracts.   To hedge against
changes in interest rates or securities prices or, currency exchange rates in the case of the Core Fixed Income and Global Income Funds, or to seek to increase total return, each Fund (other than the Short-Term Government Agency
Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.

The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies-Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Perfect correlation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in foreign currency, forward foreign currency exchange contracts, options, futures contracts and certain other derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

     Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Core Fixed Income and Global Income Funds may enter into currency swaps both for hedging purposes and to seek to increase total return. The Short-Term Government Agency, Adjustable Rate Government Agency, Core Fixed Income and Global Income Funds may enter into mortgage swaps for hedging purposes and to seek to increase total return. In addition, each Fund may each enter into interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate swaps, caps, floors and collars, currency swaps and mortgage swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions entered into for hedging purposes.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is
contractually entitled to receive, if any.   In contrast, the currency swaps
entered into by the Core Fixed Income and Global Income Funds usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will maintain in a segregated account with the Fund's custodian cash and liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount payable under an interest rate or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

     Risks of Derivative Transactions. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities, interest rate caps, floors and collars, inverse floating rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

     When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

     Illiquid and Restricted Securities. A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for sale under Rule 144A and, therefore, is liquid. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. A Fund may purchase U.S. Government Securities in a private placement, subject to its 15% limitation of illiquid investments.

     Other Investment Companies. Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser or any of its affiliates.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. In addition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     Temporary Investments. The Core Fixed Income and Global Income Funds may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. The Short-Term Government Agency and Adjustable Rate Government Agency Funds may, for temporary defensive purposes, hold or invest more than 35% of its total assets in cash, U.S. Treasury securities or high quality money market instruments, including commercial paper, bankers' acceptances, repurchase agreements or other debt obligations with a remaining maturity of one year or less. The Short Duration Tax-Free Fund may for temporary defensive purposes depart from its stated Investment Objective and invest more than 20% of its net assets in Taxable Investments.

     Non-Diversification Status. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. With respect to 75% of a non-diversified Fund's total assets, the Fund, as a matter of investment policy, may not acquire more than 10% of the outstanding voting securities of any one issuer. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Short-Term Government Agency, Adjustable Rate Government Agency , Short Duration Tax-Free and Core Fixed Income Funds are also subject to the same tax diversification requirements in addition to the diversification requirements arising out of their diversified status under the Act.


                            INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                               PORTFOLIO TURNOVER

          It is anticipated that the portfolio turnover rate of the Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A higher rate of portfolio turnover results in increased transaction costs to the Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls.

                                   MANAGEMENT
TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, Subadviser, administrator, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS, SUBADVISER AND ADMINISTRATOR

     Investment Advisers and Subadviser.      Goldman Sachs Asset Management,
One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Core Fixed Income and Global Income Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Short-Term Government Agency and Adjustable Rate Government Agency Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 140 Fleet Street, London EC4A 2BJ, England an affiliate of Goldman Sachs, serves as the subadviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. Goldman Sachs Asset Management serves as administrator to The Global Income Fund. As of _______________, 1995, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $______ billion.

     Under an Investment Advisory Agreement with each Fund, the applicable Investment Adviser, and in the case of the Global Income Fund under a Subadvisory Agreement, the Subadviser, subject to the general supervision of the Trust's Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory and Subadvisory Agreements are in effect.

     In performing its investment advisory and subadvisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities.

     The Short-Term Government Agency and Adjustable Rate Government Agency Funds' portfolio managers are Jonathan A. Beinner and Theodore T. Sotir. Mr. Beinner is a Vice President of Goldman Sachs and joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Sotir is a Vice President of Goldman Sachs and joined the Investment Adviser in 1993 after working as portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs in the mortgage securities department for six years.

     The Core Fixed Income Fund's portfolio managers are Jonathan A. Beinner, Richard C. Lucy and Theodore T. Sotir. See above for information about Messrs. Beinner and Sotir. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Sotir helps with overall portfolio strategy and is a member of the Investment Adviser's risk control team. Mr. Lucy is a Vice President of Goldman Sachs and joined the Investment Adviser in 1992 after spending nine years managing fixed income assets as Brown Brothers Harriman & Co.

     The Short Duration Tax-Free Fund's portfolio managers are Theodore T. Sotir and Benjamin S. Thompson. See above for information about Mr. Sotir. Mr. Thompson specializes in municipal securities, where his responsibilities include developing investment strategy and structuring portfolios. Mr. Thompson worked in the institutional sales and marketing group at Goldman Sachs Asst Management until he joined the fixed income team in 1993. Prior to joining Goldman Sachs Asset Management in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.

     The Global Income Fund's portfolio manager is Stephen Fitzgerald. Mr. Fitzgerald joined GSAMI in 1992 and is a Vice President. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Prior to his employment at Invesco, Mr. Fitzgerald spent three years with Foreign and Colonial Management Limited in London managing fixed income and derivative funds, and, prior to that, in the treasury department of NRMA Insurance Limited in Sydney.

     It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSAM is entitled to a fee from the Short Duration Tax-Free, Core Fixed Income and Global Income Funds, computed daily and payable monthly, at the annual rates of 0.40%, 0.40% and 0.25%, respectively, of average daily net assets; however, GSAM is currently only imposing its advisory fee with respect to the Global Income Fund at the annual rate of .10% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSFM is entitled to a fee from the Short-Term Government Agency and Adjustable Rate Government Agency Funds, computed daily and payable monthly, at the annual rates of 0.50% and 0.40% of average daily net assets; however, GSFM is currently only imposing its advisory fee with respect to the Short-Term Government Agency Fund at the annual rate of 0.40% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to a Subadvisory Agreement, GSAMI is entitled to a fee from the Global Income Fund, computed daily and payable monthly at the annual rate of 0.50% of average daily net assets; however, GSAMI is currently only imposing its subadvisory fee with respect to the Global Income Fund at the annual rate of
 .30% of average daily net assets. For the fiscal year ended October 31, 1995, the Short-Term Government Agency, Adjustable Rate Government Agency, Short Duration Tax-Free and Core Fixed Income Funds paid fees at the foregoing rates. At various times during the fiscal year ended October 31, 1995, GSAM and GSAMI waived part of their investment advisory and subadvisory fees, respectively, for the Global Income Fund. The average rate for the period paid by the Global Income Fund to GSAM and GSAMI was ___% and ___%, respectively. The advisory fees (combined with the administration fee) paid by the Global Income Fund are higher than the fees paid by most funds but the Investment Adviser believes such fees are comparable to advisory fees paid by funds with similar investment strategies. Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement. In addition, the Investment Adviser to the Short-Term Government Agency, Adjustable Rate Government Agency, Short Duration Tax-Free, Core Fixed Income and Global Income Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding advisory, administration, service, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.05% and 0.10% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     Administrator. As administrator, pursuant to an Administration Agreement with the Global Income Fund GSAM provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to The Global Income Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Global Income Fund, GSAM is entitled to a fee from the Global Income, computed daily and payable monthly, at an annual rate equal to 0.15% of the Fund's average daily net assets. For the period ended October 31, 1995, the Global Income Fund paid GSAM a fee for administration services at the foregoing rate. GSAM has agreed to reduce its fees payable by a Fund (to the extent of its fees) by the amount (if any) that a Fund's expenses exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and Funds achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.


                                   DIVIDENDS

     Each Fund (other than the Global Income Fund) intends to declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund intends to declare and pay dividends monthly. Such dividend will accrue to shareholders as of the date such shares are purchased. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. The Fund also intends that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses including any available capital loss carryovers from prior years will be offset against capital gains.

     The Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of the Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

     Payment of dividends from net investment income will be made on the last calendar day of each month in additional shares of the Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long term capital gains component, if any, of the Fund's annual dividend.

     At the time of an investor's purchase of shares of the Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions (or portions thereof) of taxable income or realized appreciation on such shares may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

     The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) immediately after determination of the income to be declared as a dividend, on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     Investments in Mortgage-Backed Securities and other debt obligations are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees.


                            PERFORMANCE INFORMATION

     From time to time each Fund may publish yield and average annual total return and the Short Duration Tax-Free Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free Fund tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. Due to the fees payable under the Distribution, Authorized Dealer Service, Service and Administration Plans, the investment performance, for any period, of the Institutional Shares will always be higher than that of the Class A Shares, Class B Shares, Service Shares and Administration Shares. The investment performance of the Administration Shares will always be higher than that of the Service Shares. The investment performance of the Class A and Class B Shares will be affected by the payment of a sales charge. See "Shares of the Trust" below.

     The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

     Each Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an Agreement and Declaration of Trust, as
amended (the "Trust Agreement").   Under the Trust Agreement, the Trustees are
authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Prospectus, the Trustees have authorized shares of the Fund and ten additional series. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Short-Term Government Agency, Short Duration Tax-Free and Core Fixed Income Funds each offer Institutional Shares, Administration Shares and Service Shares. The Adjustable Rate Government Agency Fund offers Institutional Shares, Administration Shares, Service Shares and Class A Shares. The Global Income Fund offers Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     Each Institutional Share, Administration Share and Service Share of a Fund represents an equal proportionate interest in the assets belonging to the Fund. All Fund expenses are based on a percentage of the Fund's aggregate average net assets, except that the respective account administration and service fees relating to a particular class will be borne exclusively by that class. It is contemplated that most Administration Shares and Service Shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Administration Shares and Service Shares will each be marketed only to such institutional investors at net asset value with no sales load. Institutional Shares may be purchased for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares. Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Service Shares, responding to customer inquiries and assisting customers with investment procedures. Service Shares bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such Service Shares. (Institutions that provide services to holders of Administration or Service Shares are referred to in this Prospectus as "Service Organizations").

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration and Service Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Administration Shares and Service Shares may each have certain exclusive voting rights on matters relating to their respective plans. Currently, shares of each class may be exchanged only for shares of the same class in another fund and certain money market funds sponsored by Goldman Sachs. The Fund may amend such policy in the future. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share will vary depending on the class of shares purchased.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of November 30, 1995, James F. Scott, P.O Box 8048, Charlottsville, Virginia 22906 owned beneficially and of record 35% of the Adjustable Rate Government Agency Fund Class A Shares. State Street Bank & Trust, Trustee, Attn:
Box 1992, Boston, Massachusetts 02105-1992 owned beneficially and of record 30.64% of the Short-Term Government Agency Fund and 99% of the Global Income Fund Institutional Shares. MGIC, Attn: James McGinnis, P.O. Box 297, Milwaukee, Wisconsin 53201 owned beneficially and of record 27.16% of the Short Duration Fund.

     Unless otherwise required by the Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                    TAXATION
FEDERAL TAXES

     Each Fund is treated as a separate entity for tax purposes and has elected or intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     The Short Duration Tax-Free Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. Distributions of the Short Duration Tax-Free Fund that are attributable to interest on tax-exempt obligations and that the Fund designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free Fund is not deductible to the extent attributable to the Short Duration Tax-Free Fund's distributions that are exempt-interest dividends.

     Dividends paid by a Fund from taxable net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders from qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution (unless it is exempt from tax) even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

     The Core Fixed Income and Global Income Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of its total assets is comprised of stock or securities of foreign corporations at the end of its taxable year and the Fund so elects, shareholders will include in their gross incomes (in addition to dividends they receive) their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled to take federal income tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If the Fund cannot or does not so elect, it may deduct taxes in computing its taxable income, if any.

OTHER TAXES

      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                             ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

     The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of a Fund, will enter into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

     For the fiscal year ended October 31, 1995, the Trust, on behalf of the Funds, paid the Service Organizations fees at the annual rate of 0.50% of a Fund's average daily net assets attributable to Service Shares of the __________ Funds.

     Holders of Service Shares of a Fund will bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

     Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Fund, will accrue payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS

     Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement. A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

     Service Organizations will be responsible for providing services similar to those described above to their customers who are beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.


                           PURCHASE OF SERVICE SHARES

     It is expected that all direct purchasers of Service Shares of the Funds will be Service Organizations or their nominees. Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of the Funds may be purchased by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt from a Service Organization of an order without the imposition of a sales load. If, by 3:00 p.m. Chicago time (4:00 p.m. New York time), an order, a check or a Federal Reserve draft is received from a Service Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order or such form of payment is received. See "Net Asset Value."

PURCHASE PROCEDURES

     Purchases of Service Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring Federal Funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that a check drawn on a foreign bank will not be accepted) or Federal Reserve draft made payable to "Goldman Sachs Trust - Name of Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

     The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs payments to Northern or State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

OTHER PURCHASE INFORMATION

     The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service shares, and may establish other requirements such as a minimum account balances. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

     The Funds reserve the right to redeem Service Shares of any Service Shareholder whose account balance is less than $100 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days prior written notice to Service Shareholders whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

     Service Shares of the Global Income Fund will be issued and dividends will begin on such Service Shares on the day the Service Shares are purchased. For the other Funds, the following applies:

          PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time the purchased shares will be issued and dividends will begin on such shares on the next Business Day, provided that a Federal Funds wire or an ACH transfer is received by Northern on such day.

          PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a Service Organization's check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, the purchased shares will be issued and dividends will begin on such shares on the next Business Day after the Service Organization's check or Federal Reserve draft is received by Goldman Sachs.

     The Funds and Goldman Sachs each reserve the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges of Service Shares by a particular purchaser (or group of related purchasers). The Fund or Goldman Sachs may reject or restrict purchases or exchanges of Service Shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales or exchanges of Service

Shares of a Fund is evident, or if the purchase, sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

                               EXCHANGE PRIVILEGE

     Service Shares of the Funds may be exchanged by Service Organizations for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the relevant class of any portfolio of Goldman Sachs Money Market Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Trust - Name of Fund, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 3:00 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares or units and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same names(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

     In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the relevant class of any portfolio of Goldman Sachs Money Market Trust received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES

     The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper from. See "Net Asset Value." If Service Shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the cover page of this Prospectus. A service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account
Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the account Information Form.
Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Service Shares to be redeemed earn dividends declared on the day the request is received.

     The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one-day delay), but may be paid up to seven (7) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organization.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

     Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

          Except with respect to Service Shareholders whose account balances are less than $100, Service Shares of the Fund are not redeemable at the option of a Fund unless the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Fund. The Funds, however, assumes no responsibility to compel redemptions.

                                   APPENDIX A

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

     You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the Federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

     Any tax withheld may be credited against taxes owed on your federal income tax return.

     If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

     Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

     If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

     If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

     If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

     For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
140 FLEET STREET
LONDON, ENGLAND EC4A 2BJ



GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004



GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606



TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384
GOLDMAN SACHS TRUST
SERVICE SHARES

___________________________________________

PROSPECTUS

Prospectus
______, 1995


                               TABLE OF CONTENTS

                                      Page
                                      ----

Fund Highlights.....................     3
Fees and Expenses...................     7
Financial Highlights................    10
Investment Objectives and Policies..    14
Special Investment Methods and
Risk Factors........................    19
Investment Restrictions.............    32
Portfolio Turnover..................    32
Management..........................    32
Reports to Shareholders.............    36
How to Invest.......................    36
Distribution and Authorized Dealer
Service Plan........................    43
How to Sell Shares of the Funds.....    43
Dividends...........................    45
Net Asset Value.....................    46
Performance Information.............    46
Shares of the Company...............    47
Taxation............................    47
Additional Information..............    49
Appendix A-1
Account Application

                              GOLDMAN SACHS TRUST
                              CLASS A AND B SHARES

GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND (CLASS A SHARES ONLY)

  Seeks a high level of current income, consistent with low volatility of principal primarily through investment in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

GOLDMAN SACHS GOVERNMENT INCOME FUND

  Seeks a high level of current income, consistent with safety of principal by investing primarily in securities, including mortgage-backed securities, issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS MUNICIPAL INCOME FUND
  Seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital through investments in municipal securities.

GOLDMAN SACHS GLOBAL INCOME FUND

  Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

                                                        (continued on next page)

                                ________________

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(cover continued)

     THE GLOBAL INCOME FUND'S INVESTMENTS IN SECURITIES OF EMERGING MARKETS AND OTHER FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE GLOBAL INCOME FUND, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF FOREIGN COUNTRIES IN WHICH THE GLOBAL INCOME FUND WILL INVEST MAY BE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF THE UNITED STATES. THE FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

     Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Government Income, Municipal Income and Global Income Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as investment adviser to the Adjustable Rate Government Agency Fund. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as subadviser to the Global Income Fund. GSAM, GSFM and GSAMI are referred to in this Prospectus as the "Investment Adviser." GSAM serves as each Fund's (other than the Adjustable Rate Government Agency Fund) administrator and Goldman Sachs serves as each Fund's distributor and transfer agent.

     With respect to the Adjustable Rate Government Agency Fund, all references to shares relate only to Class A shares issued by such Funds.

     This Prospectus, which sets forth concisely the information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor ought to know before investing, should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated ________ 1995, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

                                FUND HIGHLIGHTS

     The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS THE GOLDMAN SACHS TRUST?

     The Goldman Sachs Trust is an open-end management investment company that offers its shares in several series or funds. Each Fund pools the resources of investors by selling its shares to the public and investing the proceeds in a portfolio of securities designed to achieve that Fund's stated investment objective. The Global Income Fund is a non-diversified fund and each of the other Funds is a diversified fund as defined in the Investment Company Act of 1940 (the "Act").

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objective will be achieved. For a complete description of each Fund's investment objective and policies, see "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors."

     GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND-The investment objective of the Fund is to provide investors with a high level of current income consistent with low volatility of principal. The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in other mortgage-backed securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund seeks to minimize fluctuation in the value of its portfolio securities and therefore its net asset value. It believes that it can achieve this objective by investing primarily in guaranteed adjustable rate mortgage-backed securities, maintaining a maximum duration equal to that of a two-year U.S. Treasury security and a target duration in a range approximately equal to that of a 6-month to one-year U.S. Treasury security (computed using the method described herein) and utilizing certain active management techniques to hedge interest rate risks and to enhance its return.

     GOLDMAN SACHS GOVERNMENT INCOME FUND-The investment objective of the Fund is to provide a high level of current income, consistent with safety of principal. The Fund will seek to achieve its investment objective by investing primarily in securities, including mortgage-backed securities, issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in Government Securities and in repurchase agreements collateralized by Government Securities. The Fund also may invest in mortgage-backed securities of non-governmental issuers, asset-backed securities or corporate debt obligations that are rated, at the time of investment, AAA by Standard and Poor's Ratings Group ("S&P") or Aaa by Moody's Investor Services ("Moody's") or equivalent short-term credit quality ratings or, if unrated by such rating organizations, determined by the Fund's Investment Adviser to be of comparable quality. The Fund will normally maintain a dollar weighted average life of between five and ten years. Neither the Fund's net asset value per share nor its yield is guaranteed by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

     GOLDMAN SACHS MUNICIPAL INCOME FUND-The investment objective of the Fund is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. The Fund will seek to achieve its objective primarily through investments in municipal securities, the interest on which is exempt from regular federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities the interest on which is exempt from regular federal income tax; however, the Fund may invest up to 100% of its net assets in private activity bonds the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in taxable investments consisting of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investments"). The municipal securities in which the Fund invests will, at the time of investment, be rated at least A by S&P or Moody's, or their respective equivalent rating, or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. It is expected that, under normal market conditions, the weighted average credit quality of the Fund's portfolio will be approximately equivalent to that of securities rated AA by S&P or Aa by Moody's. The Fund will maintain, under normal market conditions, an average portfolio maturity approximately equal to the average maturity of the Lehman Brothers 15 Year Municipal Bond Index. There is no limitation as to the average weighted portfolio maturity or permissible stated maturity with respect to individual securities.

     GOLDMAN SACHS GLOBAL INCOME FUND-The investment objective of the Fund is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. Under normal market conditions (i) the Fund will have at least 30% of its total assets, after considering the effect of its currency position, denominated in U.S. dollars and (ii) the Fund will invest in securities of issuers in at least three countries. High quality securities are defined as securities rated, at the time of investment, at least AA by S&P or Aa by Moody's or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in obligations of a sovereign issuer rated at least A by S&P or Moody's, or if not rated by such rating organizations, determined by the Investment Adviser or Subadviser to be of comparable credit quality, if the obligations are denominated in the issuers
own currency.   The Fund will maintain a dollar-weighted average duration of not more than 7.5 years. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the individual securities in which the
Fund may invest.   It is expected that the Fund will employ certain currency and interest rate management techniques. These techniques will be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities and, in the case of certain techniques, to seek to increase the total return of the Fund.

WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable to the Global Income Fund, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

        There are certain risks associated with the investment policies of each of the Funds. The securities in a Fund's portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Because each Fund's investments are interest rate sensitive, the Fund's performance will depend in large part upon the ability of the Fund to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital. A Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") entail certain risks. These risks include the failure of an issuer or guarantor to meet its obligations, adverse interest rate changes, adverse economic, real estate or unemployment trends, failures in connection with processing of transactions and the effects of prepayments on mortgage cash flows. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in some of the Mortgage-Backed Securities it holds notwithstanding a direct or indirect governmental or agency guarantee. In addition, a Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent the Global Income Fund invests in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. In addition, because the Global Income Fund will invest primarily outside the U.S., the Fund may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility.

     The Global Income Fund is a "non-diversified" fund as defined under the Act and is therefore subject only to certain federal tax diversification requirements, in addition to the policies adopted by the Investment Adviser. To the extent that a Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Special Investment Methods and Risk Factors-Non-Diversification Status."

WHO MANAGES THE FUNDS?

     Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, acts as administrator to each Fund (other than Adjustable Rate Government Agency Fund) and serves as the Investment Adviser to the Global Income, Government Income and Municipal Income Funds. Goldman Sachs Funds Management, L.P., an affiliate of Goldman Sachs, serves as investment adviser to the Adjustable Rate Government Agency Fund. Goldman Sachs Asset Management International, London, England, an affiliate of Goldman Sachs, serves as subadviser to the Global Income Fund. As of ________ 1995, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $___ billion.

WHO DISTRIBUTES THE FUND'S SHARES?

     Goldman Sachs acts as distributor of each Fund's Class A and Class B shares.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment for purchases of shares of a Fund is $1,500. The minimum initial investment for tax sheltered retirement plans is $250. The minimum investment is $50 for purchases made through the Automatic Investment Plan. The minimum subsequent investment is $50. See "How to Invest-How to Buy Shares of the Funds."

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). Shares of the Funds may be purchased at the current net asset value per share plus a sales charge which may be imposed either at the time of purchase or on a deferred basis. See "How to Invest."

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Funds (other than the Adjustable Rate Government Agency Fund which only offers Class A shares) offer two classes of shares which may be purchased at the next determined NAV plus a sales charge which, at the election, may be imposed either at the time of purchase (Class A shares) or on a deferrable basis (Class B shares).

     . Class A shares are sold with an initial sales charge of up to 4.5% of the amount invested.

     . Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.

     You should understand that over time the deferred sales charge plus distribution fee of the Class B shares will exceed the initial sales charge plus the distribution fee of the Class A shares. See "How to Invest - Alternative Purchase Arrangements."

HOW DO I SELL MY SHARES?

     You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

     Each Fund (other than the Global Income Fund) intends to declare a daily dividend determined with the objective of distributing the majority of net investment income. Such dividends on each Fund (other than the Global Income
Fund) will accrue daily with respect to outstanding shares, commencing on the Business Day after the receipt of payment of such shares, and will be paid monthly. The Global Income Fund intends to declare and pay dividends monthly. Dividends on the Global Income Fund will commence as of the purchase of such shares. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Fund's net investment income. From time to time a portion of such dividends may constitute a return of capital. Each Fund also intends that substantially all net realized long-term and short-term capital gains will be declared as a dividend and paid at least annually.

     You will receive dividends in additional shares of the same class of Fund in which you have invested or may elect to receive cash, shares of the same class of another Fund or certain other mutual funds sponsored by Goldman Sachs whose shares are subject to a sales charge (the "Goldman Sachs Portfolios") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio of Goldman Sachs Money Market Trust (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."


                                                         FEES AND EXPENSES

                                                    Adjustable Rate
                                                       Government    Global            Government             Municipal
                                                         Agency      Income              Income                Income
                                                          Fund        Fund                Fund                  Fund
                                                          ----        ----                ----                  ----
                                                        Class A     Class A    Class B    Class A    Class B    Class A    Class B
SHAREHOLDER TRANSACTION EXPENSES:
     Maximum Sales Charge Imposed on
         Purchases(1)................................. 1.5%         4.5%       none       4.5%       none       4.5%       none
     Maximum Sales Charge Imposed on
         Reinvested Dividends......................... none         none       none       none       none       none       none
     Maximum Deferred Sales Charge.................... none         none       5.0%       none       5.0%       none       5.0%
     Redemption Fees(2)............................... none         none       none       none       none       none       none
     Exchange Fees(2)................................. none         none       none       none       none       none       none
ANNUAL FUND OPERATING EXPENSES:
         (as a percentage of average daily net assets)
         Management Fees (including, after
         applicable limitations, advisory and
         administration fees).........................   0.40%      0.55%/6/   0.55%      0.65%      0.65%      0.55%      0.55%
     Distribution (Rule 12b-1) Fees (after
         applicable limitations)......................   0.00%/3/   0.25%      0.75%      0.00%/5/   0.75%       N/A       0.75%
     Authorized Dealer Service Fee....................   0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
     Other Expenses:
     Other Expenses (after applicable
         limitations).................................   0.05%/3/   0.10%      0.10%      0.30%/4/   0.30%/4/   0.05%/5/   0.05%/5/
                                                       ----------   --------   --------   --------   --------   --------   --------
TOTAL FUND OPERATING EXPENSES
   AFTER FEE AND EXPENSE
   LIMITATION)........................................   0.70%/3/   1.15%/6/   1.65%/6/   1.20%/4/   1.95%/4/   0.85%/5/   1.60%/5/
                                                       ==========   ========   ========   ========   ========   ========   ========

EXAMPLE

   You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.


FUND                                                   1 Year    3 Years  5 Years  10 Years
----                                                   ------    -------  -------  --------
Global Income Fund
    Class A Shares...........................            $57         $84     $112      $193
    Class B Shares
        Assuming complete redemption at end
        of period............................
        Assuming no redemption...............
Government Income Fund
        Class A..............................             57          81      108       184
        Class B
        Assuming complete redemption at end
        of period............................


        Assuming no redemption
Municipal Income Fund
        Class A Shares.......................           53       71       90       145
        Class B Shares
   Assuming complete redemption at end
   of period
   Assuming no redemption
Adjustable Rate Government Agency Fund
     Class A Shares                                     22       37       53       101

_____________________

1. As a percentage of the offering price. No sales charge is imposed on purchases of Class A Shares by certain classes of investors. See "How to Invest-Offering Price."

2. A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Portfolios or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest-Exchange Privilege." In the case of Class A Shares of each Fund other than the Municipal Income Fund, a contingent deferred sales charge may be imposed in connection with certain redemptions of shares sold without an initial sales charge to certain participant-directed plans. See "How to Invest-Participant-Directed Plans." The transfer agency fee incurred by each Fund (other than the Adjustable Rate Government Agency Fund) is based on a fixed per account charge plus transaction fees. See "Management-Distributor and Transfer Agent."

3. Based upon estimated amounts for the current fiscal year. Goldman Sachs voluntarily has agreed to waive its entire distribution fees, 0.25% of average daily net assets attributable to Class A shares, with respect to the Class A shares of the Fund. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Adjustable Rate Government Agency Fund (excluding advisory fees, fees under distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. Goldman Sachs and Investment Adviser have no current intention of modifying or discontinuing such fee and expense limitation of modifying or discontinuing such fee and expense limitations but may do so in the future at their discretion. Without such fee and expense limitations, Distribution Fees, Other Expenses and Total Operation Expenses would be 0.25%, ___% and ___%. Annual operating expenses incurred by the Class A shares of the Fund during the fiscal year ended October 31, 1995 (expressed as a percentage of average daily net assets) were Management Fees, Other Expenses and Total Operating Expenses of ____%, _____% and ___%, respectively.

4. Based upon estimated amounts for the current fiscal year. "Management Fees" paid by Government Income Fund include advisory and administration fees of 0.50% and 0.15%, respectively. Goldman Sachs voluntarily has agreed to waive its entire distribution fee, 0.25% of average daily net assets attributable to Class A shares, with respect to the Class A shares of the Fund. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Government Income Fund (excluding advisory and administration fees, fees under distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.30% of the Fund's average daily net assets. Goldman Sachs and Investment Adviser have no current intention of modifying or discontinuing such fee and expense limitations buy may do so in the future at their discretion. Without such fee and expense limitations, Distribution Fees, Other Expenses and Total Operating Expenses would be 0.25%, 0.__% and ___%, in the case of Class A shares, and 0.75%, ___% and ___% in the case of Class B shares. Annual operating expenses incurred by the Class A shares of the Fund during the fiscal year ended October 31, 1995 (expressed as a percentage of average daily net assets) were Management Fees, Other Expenses and Total Operating Expenses of ____%, _____% and ____%, respectively.

5. Based upon estimated amounts for the current fiscal year. "Management Fees" paid by Municipal Income Fund include advisory and administration fees of 0.40% and 0.15%, respectively. Goldman Sachs voluntarily has agreed to waive its entire distribution fee, 0.25% of average daily net assets attributable to Class A shares, with respect to the Class A shares of the Fund. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of Municipal Income Fund (excluding advisory and administration fees, fees under distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05% of the Fund's average daily net assets. Goldman Sachs and Investment Adviser have no current intention of modifying or discontinuing such fee and expense limitations but may do so in the future at their discretion. Without such fee and expense limitations, Distribution Fees, Other Expenses and Total Operating Expenses would be 0.25%, 0.__% and ___%, in the case of Class A shares, and 0.75%, and ___%, in the case of Class B shares. Annual operating expenses incurred by the Class A shares of the Fund during the fiscal year ended October 31, 1995 (expressed as a percentage of average daily net assets) were Management Fees, Other Expenses and Total Operating Expenses of ____%, ____% and ___%, respectively.

6. Based upon estimated amounts for the current fiscal year. "Management Fees" paid by Global Income Fund include advisory, subadvisory and administration fees of 0.10%, 0.30% and 0.15% respectively. The Investment Advisers voluntarily have agreed to limit the advisory and subadvisory fees to such amounts. Without such limitations, advisory and subadvisory fees would be 0.25% and 0.50%, respectively. The Investment Advisers have also voluntarily agreed to reduce or limit certain "Other Expenses" of the Global Income Fund (excluding transfer agency fees (estimated to be ___% of average daily net assets [same for each class?]), advisory, subadvisory and administration fees, fees under distribution and authorized dealer service plans, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.6% of the Fund's average daily net assets. The Investment Advisers have no current intention of modifying or discontinuing such fee and expense limitations but may do so in the future at their discretion. Without such fee and expense limitations, Management, Other Expenses and Total Operating Expenses would be 0.90%, ___% and ___%, in the case of Class A shares, and 0.90%, ___% and ___%, in the case of Class B shares. The fee and expense limitations discussed above were adopted during the fiscal year ended October 31, 1995. Annual operating expenses incurred by the Class A shares of the Fund during the fiscal year ended October 31, 1995 (expressed as a percentage of average daily net assets) were Management Fees, Other Expenses and Total Operating Expenses of ___%, ___% and ___%, respectively.

NOTE: CONSIDER ELIMINATING LAST SENTENCE OF EACH NOTE WHICH ADDRESSES HISTORICAL EXPENSES.

     Investors should be aware that, due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the NASD.

     The information with respect to the Adjustable Rate Government Agency Fund set forth in the foregoing table and hypothetical example relates only to its Class A Shares (the Fund does not offer Class B shares). The Adjustable Rate Government Agency Fund and Global Income Fund, but not the other Funds, also offers Institutional Shares and Service Shares and the Adjustable Rate Government Agency Fund, but not the other Funds, also offers Administration Shares. Institutional, Administration and Service Shares are subject to different fees and expenses (which affects performance), have different minimum investment requirements and are entitled to different services then Class A shares and Class B shares. Information regarding Institutional, Administration and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of a Fund that an investor will bear directly or indirectly. The information on cost and expenses included in the table and the hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management-Investment Advisers, Subadviser and Administrator."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

        The following data with respect to a share (of the Class specified) of the funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to Shareholders for the Funds for the year ended October 31, 1995 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this prospectus.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                    GS Adjustable Rate Government Agency Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.74   $0.5630/(c)/   $0.0717/(c)/         -          $0.6347(c)   $(0.5759)     $  --         $(0.0287)
1995-Administration
    Shares...........    9.74    0.5366/(c)/    0.0737/(c)/         -           0.6103(c)    (0.5528)        --          (0.0275)
1995-Class A
    Shares/(d)/......    9.79    0.2721/(c)/  (0.0090)/(c)/         -           0.2631(c)    (0.2697)        --          (0.0134)
1994-Institutional
    Shares...........   10.00    0.4341/(c)/  (0.2455)/(c)/         -           0.1886(c)    (0.4486)        --          --
1994-Administration
    Shares...........   10.00    0.4211/(c)/  (0.2572)/(c)/         -           0.1639(c)    (0.4239)        --          --
1993-Institutional
    Shares...........   10.04    0.4397       (0.0376)/(a)/         -           0.4021       (0.4397)        --          (0.0024)
1993-Administration
    Shares/(f)/......   10.02    0.2146       (0.0173)/(a)/         -           0.1973       (0.2146)      0.0000        (0.0027)
1992-Institutional
    Shares...........   10.03    0.5599       (0.0029)/(a)          -           0.5570       (0.5470)        --          --

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   10.00    0.1531        0.0322/(a)/          -           0.1853       (0.1553)        --          --

                         Distributions to shareholders
                     -------------------------------------
                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)       Net asset                    net       income
                      option and    paid     distributions     in net         value at                  expenses     (loss)
                       futures       in          to            asset           end of      Total       to average   to average
                     transactions  capital   shareholders      value           period    return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    $ --      $ --        $(0.6046)       $ 0.0301        $ 9.77       6.75%        0.46%       5.77%
1995-Administration
    Shares...........      --        --         (0.5803)         0.0300          9.77       6.48         0.71        5.50
1995-Class A
    Shares/(d)/......      --        --         (0.2831)        (0.0200)         9.77       2.74         0.69/(e)/   5.87/(e)/
1994-Institutional
    Shares...........      --        --         (0.4486)        (0.2600)         9.74       1.88         0.46        4.38
1994-Administration
    Shares...........      --        --         (0.4239)        (0.2600)         9.74       1.63         0.71        4.27
1993-Institutional
    Shares...........      --        --         (0.4421)        (0.0400)        10.00       4.13         0.45        4.36
1993-Administration
    Shares/(f)/......      --        --         (0.2173)        (0.0200)        10.00       2.01/(k)/    0.70/(e)/   3.81/(e)/
1992-Institutional
    Shares...........      --        --         (0.5470)         0.0100         10.04       6.12         0.42        5.61

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........      --        --         (0.1553)         0.0300         10.03       2.14(k)      0.20/(e)/   7.31/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    24.12%     $  657,358     0.53%        5.70%
1995-Administration
    Shares...........    24.12           3,572     0.78         5.43
1995-Class A
    Shares/(d)/......    24.12          15,203     1.01/(e)/    5.55/(e)/
1994-Institutional
    Shares...........    37.81         942,523     0.49         4.35
1994-Administration
    Shares...........    37.81           6,960     0.74         4.24
1993-Institutional
    Shares...........   103.74       2,760,871     0.48         4.33
1993-Administration
    Shares/(f)/......   103.74           5,326     0.73/(e)/    3.78/(e)/
1992-Institutional
    Shares...........   286.40       2,145,064     0.55         5.48

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   145.67/(e)/    239,642     1.02(e)      6.49/(e)/

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(c) Calculated based on the average shares outstanding methodology.
(d) Class A shares commenced operations on May 15, 1995.
(e) Annualized.
(f) Administration share activity commenced on April 15, 1993.
(g) Commencement of operations.
(j) Includes the effect of mortgage dollar roll transactions.
(k) Not annualized.

Goldman Sachs Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

                                                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                 -----------------------------------------------------------------------------------

                                                                   NET REALIZED            NET REALIZED
                                                                  AND UNREALIZED          AND UNREALIZED            TOTAL
                                                                    GAIN (LOSS)             GAIN (LOSS)             INCOME
                              NET ASSET                            ON INVESTMENT,           ON FOREIGN              (LOSS)
                              VALUE AT              NET              OPTION AND              CURRENCY                FROM
                              BEGINNING          INVESTMENT           FUTURES                 RELATED              INVESTMENT
                              OF PERIOD            INCOME         TRANSACTIONS/(a)/       TRANSACTIONS/(a)/        OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     GOVERNMENT INCOME FUND
For the Years Ended
 October 31,
--------------------------
1995......................     $13.47              $ 0.94               $ 1.00                 $   --                 $ 1.94
1994......................      14.90                0.85                (1.28)                    --                  (0.43)

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................      14.32                0.56                 0.58                     --                   1.14
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares           13.43                0.89                 0.92                   0.15                   1.96
1995 - Institutional
       shares/(f)/              14.09                0.22                 0.34                   0.06                   0.62
1994 - Class A shares           15.07                0.84                (1.37)                 (0.12)                 (0.65)
1993 - Class A shares           14.69                0.85                 1.07                  (0.42)                  1.50
1992 - Class A shares           14.60                1.14                 0.45                  (0.36)                  1.23

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares           14.55                0.25                 0.23                  (0.19)                  0.29
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................      13.08                0.67                 1.09                     --                   1.76
1994......................      14.64                0.73                (1.51)                    --                  (0.78)

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................      14.32                0.22                 0.32                     --                   0.54
------------------------------------------------------------------------------------------------------------------------------------


                                                                   DISTRIBUTIONS TO SHAREHOLDERS
                              ------------------------------------------------------------------------------------------------------

                                                                                  IN EXCESS OF
                                                FROM NET                          NET REALIZED
                                              REALIZED GAIN                         GAIN ON
                                              ON INVESTMENT,      IN EXCESS        INVESTMENT,          FROM            TOTAL
                               FROM NET          OPTION             OF NET         OPTION AND           PAID          DISTRIBUTIONS
                              INVESTMENT       AND FUTURES        INVESTMENT         FUTURES             IN               TO
                               INCOME          TRANSACTIONS         INCOME         TRANSACTIONS        CAPITAL       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                          GOVERNMENT INCOME FUND

For the Years Ended
 October 31,
--------------------------
1995......................      $(0.94)           $   --            $  --             $  --            $   --          $(0.94)
1994......................       (0.85)            (0.12)            (0.02)            (0.01)              --           (1.00)

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................       (0.56)               --                --                --               --           (0.56)
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares            (0.94)               --                --                --               --           (0.94)
1995 - Institutional
       shares/(f)/               (0.26)               --                --                --               --           (0.26)
1994 - Class A shares            (0.22)            (0.16)               --                --            (0.61)          (0.99)
1993 - Class A shares            (0.85)            (0.27)               --                --               --           (1.12)
1992 - Class A shares            (1.14)               --                --                --               --           (1.14)

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares            (0.24)               --                --                --               --           (0.24)
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................       (0.67)               --                --                --               --           (0.67)
1994......................       (0.73)            (0.05)               --                --               --           (0.78)

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................       (0.22)               --                --                --               --           (0.22)

                                                                                                                RATIOS ASSUMING
                                                                                                              NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                              EXPENSE LIMITATIONS
                                                                                                            ------------------------

                                                                        RATIO OF                                        RATIO OF
                            NET                                           NET                      NET                     NET
                          INCREASE                          RATIO OF   INVESTMENT                 ASSETS                INVESTMENT
                         (DECREASE)  NET ASSET                 NET       INCOME                   AT END      RATIO OF    INCOME
                           IN NET    VALUE AT               EXPENSES     (LOSS)    PORTFOLIO        OF        EXPENSES    (LOSS)
                           ASSET      END OF     TOTAL     TO AVERAGE  TO AVERAGE   TURNOVER      PERIOD     TO AVERAGE  TO AVERAGE
                           VALUE      PERIOD   RETURN/(b)/ NET ASSETS  NET ASSETS  RATE/(d)/     (IN 000S)   NET ASSETS  NET ASSETS
                         -----------------------------------------------------------------------------------------------------------
                                                                          GOVERNMENT INCOME FUND

For the Years Ended
 October 31,
--------------------------
1995...................... $ 1.00      $14.47      14.90%      0.47%       6.67%      449.53%      $ 29,503      2.34%     4.80%
1994......................  (1.43)      13.47      (2.98)      0.11        6.06       654.90         14,452      2.86      3.31

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................   0.58       14.90       8.03       0.00/(c)/   4.87/(c)/  725.41         12,860    4.00/(c)/  0.87/(c)/
                                                        GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Years Ended
 October 31,
--------------------------
1995 - Class A shares        1.02       14.45      15.08       1.29        6.23       265.86        245,835      1.58      5.94
1995 - Institutional
       shares/(f)/           0.36       14.45       4.42       0.65/(c)/   6.01/(c)/  265.86         31,619      1.08/(c)/ 5.58/(c)/

1994 - Class A shares       (1.64)      13.43      (4.49)      1.28        5.73       343.74        396,584      1.53      5.48
1993 - Class A shares        0.38       15.07      10.75       1.30        5.78       313.88        675,662      1.55      5.53
1992 - Class A shares        0.09       14.69       8.77       1.37        7.85       270.75        588,893      1.62      7.60

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares        0.05       14.60       2.00       0.38/(g)/   1.72/(g)/   34.22        388,744    0.44/(g)/   1.66/(g)/

                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
1995......................   1.09       14.17      13.79       0.76        4.93       335.55         53,797      1.49      4.20
1994......................  (1.56)      13.08      (5.51)      0.45        5.28       357.54         47,373      1.55      4.18

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................   0.32       14.64       3.73       0.00/(c)/   5.15/(c)/   99.99         30,166    2.42/(c)/   2.73/(c)/


/(a)/ Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For the Retail classes total return would be reduced if a sales charge were taken into account.
/(c)/ Annualized.
/(d)/ Includes effect of mortgage dollar roll transactions for the Government
      Income Fund.
/(e)/ Commencement of operations.
/(f)/ Institutional shares commenced operations on August 1, 1995.
/(g)/ Not annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors." There can be no assurance that the Fund will be successful in achieving its investment objective.

     Except as otherwise stated the Fund's investment objective and policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

ADJUSTABLE RATE GOVERNMENT AGENCY FUND

     The Adjustable Rate Government Agency Fund seeks to provide investors with a high level of current income, consistent with low volatility of principal.
The Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of the Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The primary issuers or guarantors of such securities currently include the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), although the Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. The Fund may invest up to 35% of its total assets in other mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and other obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities, as well as repurchase agreements collateralized by U.S. Government securities. Under normal circumstances, substantially all of the Fund's assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund may also employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to minimize fluctuation in its net asset value and to enhance its return. These techniques include, but are not limited to, the use of futures contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to enhance returns, such as loans of portfolio securities, mortgage dollar rolls and repurchase agreements.

     The Fund will maintain a maximum duration approximately equal to that of a two-year U.S. Treasury security. Under normal interest rate conditions, the Fund's actual duration is expected to be in a range approximately equal to that of a 6-month to one-year U.S. Treasury security. The Fund's duration is a measure of the price sensitivity of the portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios.
Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In computing the duration of its portfolio, the Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. The Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the use of futures contracts (including options on futures), the acquisition of debt obligations at a premium or discount, mortgage and interest rate swaps and interest rate floors, caps and collars.

     The Investment Adviser expects the Fund's net asset value to be relatively stable during normal market conditions. This is because interest rates on adjustable rate mortgage loans are reset periodically and therefore yields of portfolio securities representing interests in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such securities to fluctuate less dramatically in response to interest rate fluctuations than would fixed rate debt securities. This is because the Fund's portfolio will consist primarily of guaranteed adjustable rate Mortgage-Backed Securities and because the Fund will maintain a maximum option-adjusted duration approximately equal to that of a two-year U.S. Treasury security and will utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

GOVERNMENT INCOME FUND

     The Government Income Fund's investment objective is to achieve a high level of current income, consistent with safety of principal. The Fund will seek to achieve its investment objective by investing primarily in securities, including Mortgage-Backed Securities, issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in Government Securities and in repurchase agreements collateralized by Government Securities. The Fund may also invest in Mortgage-Backed Securities of non-governmental issuers, asset-backed securities or corporate debt obligations that are rated, at the time of investment, AAA by S&P or Aaa by Moody's or equivalent short-term credit quality ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization even if it has been rated below the minimum rating by one or more rating organizations. The Fund is not required to dispose of portfolio securities downgraded below the ratings noted above.

     The Fund will normally maintain a dollar weighted average life of between five and ten years. In computing the dollar weighted average life of the Fund's portfolio, the Investment Adviser will estimate the average life of each portfolio security based upon anticipated prepayment patterns which, in turn, are based upon past prepayments, prevailing interest rates and other factors. Due to actual prepayment experience, however, the actual average life of a security after purchase by the Fund may prove to be different from its estimated average life. The average life of a Mortgage-Backed Security is likely to be shorter than its stated maturity.

     The Fund may employ certain active management techniques to hedge the interest rate risks associated with the Fund's portfolio securities, to seek to enhance safety of principal and to enhance its return. These techniques consist of transactions in futures contracts and option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may attempt to enhance its return by utilizing portfolio securities lending, mortgage dollar rolls, repurchase agreements and other investment practices described under "_____________." Although the Fund seeks to provide safety of principal, it cannot eliminate the risk of a loss of principal.

MUNICIPAL INCOME FUND

     The Municipal Income Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. The Fund will seek to achieve its objective primarily through investments in municipal securities, the interest on which is exempt from regular federal income tax. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities") the interest on which is exempt from regular federal income tax (which is a fundamental policy which may only be changed by a vote of shareholders); however, the Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax and may also increase liability for the corporate environmental tax. Distributions of tax-exempt interest on Municipal Securities will be considered in computing the

"adjusted current earnings" preference item for purposes of the corporate alternative minimum tax, the corporate environmental tax, and the extent, if any, to which a shareholder's Social Security and certain railroad retirement benefits, are taxable.

     The Municipal Securities in which the Municipal Income Fund invests will, at the time of investment, be rated at least A by S&P or Moody's or their respective equivalent ratings or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization even if it has been rated below the minimum rating by one or more other rating organizations. It is expected that, under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. If a Municipal Security that at the time of purchase satisfied the Fund's minimum rating criteria is subsequently downgraded, the Municipal Income Fund will not be required to dispose of such security. If such a downgrading occurs, the Investment Adviser will consider what action, including the sale of such Municipal Security, is in the best interest of the Fund. The Fund will not continue to hold Municipal Securities that have been downgraded below the Fund's credit criteria if more than 10% of the Fund's total assets would consist of such downgraded securities. See the Appendix to the Additional Statement for a description of Municipal Securities ratings. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The Fund will maintain, under normal market conditions, an average portfolio maturity approximately equal to the average maturity of the Lehman Brothers 15 Year Municipal Bond Index, which, as of October 31, 1995, was ___ years. The Investment Adviser may, however, increase or decrease such average portfolio maturity depending upon the Investment Adviser's expectation for changes in interest rates or market conditions. There is no limitation as to the permissible stated maturity of individual securities.

     Although it does not expect to do so, the Fund may invest up to 20% of its net assets in taxable investments consisting of obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government securities") and repurchase agreements collateralized by U.S. Government securities ("Taxable Investments"). The Fund's investments in Municipal Securities and Taxable Investments may also generate taxable capital gains. See "Taxation."

GLOBAL INCOME FUND

     The Global Income Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies. Under normal market conditions (i) the Fund will have at least 30% of its total assets, after considering the effect of currency positions denominated in U.S. dollars and
(ii) the Fund will invest in securities of issuers in at least three countries. High quality securities are defined as securities which have ratings of at least AA by S&P or Aa by Moody's ("High Quality Ratings") or, if unrated by such rating organizations, are determined by the Fund's Investment Adviser to be of comparable credit quality. The Fund may also invest in obligations of a sovereign issuer rated at least A by S&P or Moody's, or if not rated by such rating organizations determined by the Investment Adviser or Subadviser to be of comparable credit quality, if the obligations are denominated in the issuers own currency. The Fund intends to invest at least 50% of its net assets in securities having the highest applicable credit quality rating, at the time of investment, or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one such rating organization, at the time of investment, even though it has been rated below the minimum rating by one or more other rating organizations.

     Under normal circumstances, the Global Income Fund will seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to enhance returns and for the purpose of hedging its portfolio. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers will form an opinion based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers will apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

     In selecting securities for the Global Income Fund's portfolio, the portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. It is expected that the Fund will use currency transactions both to enhance returns for a given level of risk and to hedge its exposure to foreign currencies. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. See "_____________________________."

     The Fund will maintain a dollar-weighted average duration of not more than
7.5 years. The Fund is not subject to any limitation with respect to the average maturity of its portfolio or the individual securities in which the Fund may invest. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates. Maturity measures only the time until final payment is due on a bond or other debt security; it takes no account of the pattern of a security's cash flows over time. In computing the duration of its portfolio, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The Fund may use various techniques to shorten or lengthen the dollar weighted average duration of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in options, futures contracts and options on futures and interest rate swaps.

     It is expected that the Global Income Fund will employ certain currency and interest rate management techniques involving risks different from those associated with investing solely in dollar-denominated fixed income securities of U.S. issuers. Such management techniques include transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures, currency and interest rate swaps and interest rate floors, caps and collars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "_____________."

     Since the Global Income Fund is not diversified under the Act, it may be more susceptible to adverse developments affecting any single issuer in which its investments are concentrated. Not more than 25% of the Fund's total assets will be invested in the securities of any one foreign government or any other issuer (except that this limitation does not apply to the U.S. Government). However, this 25% restriction does not prohibit the Fund from concentrating more than 25% of its total assets in the securities of issuers located in Canada, Germany, Japan and the United Kingdom as well as in the United States.

        SPECIAL INVESTMENTS AND RISK FACTORS FOR THE GLOBAL INCOME FUND CONCENTRATION IN CANADA, GERMANY, JAPAN AND THE UNITED KINGDOM

     The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Global Income Fund's investments in such issuers or currencies will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

FOREIGN TRANSACTIONS

     Foreign Securities. Investments in securities of foreign issuers and Non-Dollar Securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities Foreign countries may have economic policies or business cycles different from those of the United States and securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate would reduce the value of certain portfolio securities. In addition, if the exchange rate for the currency in which the Global Income Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Global Income Fund may have to sell portfolio securities to
obtain sufficient cash to pay such dividends.   In addition, clearance and
settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     An issuer of fixed income securities purchased by the Global Income Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Global Income Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There may be less publicly available information about a foreign issuer than about a domestic issuer. In addition, there is generally less government regulation of foreign markets and broker-dealers than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

     Foreign Currency Transactions. The Global Income Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes, enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates or may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If the Fund enters into a forward foreign currency exchange contract to buy or sell foreign currency to seek to increase total return, the Fund will be required to place and maintain cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments authorized for use by the Fund, offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

     In addition to investing in securities denominated or quoted in a foreign currency, the Fund may engage in a variety of foreign currency management techniques. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

     Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Global Income Fund may have currency exposure independent of its securities positions, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

     Options on Foreign Currencies. The Global Income Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Global Income Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Global Income Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the Global Income Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Global Income Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.


               SPECIAL RISK FACTORS FOR THE MUNICIPAL INCOME FUND

     Yields and Market Values of Municipal Securities. The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the supply of and demand for Municipal Securities, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. Due to their tax-exempt status, the yields and market values of Municipal Securities may be adversely affected by certain factors, such as changes in tax rates and policies, which may have less of an effect on the taxable fixed income markets. Moreover, certain types of Municipal Securities, such as housing revenue bonds, which are based on mortgage revenues, involve prepayment risks which could affect the yields of such Municipal Securities.

     Certain types of instruments in which the Municipal Income Fund invests, such as zero-coupon, deferred interest and capital appreciation bonds, are more susceptible than short or intermediate term securities to fluctuations as a result of movements in interest rates. As a result, a sudden and extreme rise in interest rates could result in a substantial decline in the value of such portfolio securities. The ability of the Fund to achieve the capital preservation aspect of its investment objective therefore depends in part on the extent to which the Fund is able to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its invested capital.

     Default Risk. Investments in Municipal Securities, including general obligations and revenue obligations, are subject to the risk that the issuer could default on its obligations, and the Municipal Income Fund could sustain losses on such investments. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue obligations, including private activity bonds, municipal leases, certificates of participation and certain other types of instruments in which the Fund may invest, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     Tax Consequences. While the Municipal Income Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of accrued market discount income (if the Municipal Income Fund acquires Municipal Securities or other obligations at a market discount) and income and/or capital gains from certain types of instruments in which the Fund is permitted to invest, including U.S. Government securities, interest rate swaps, floors, caps and collars, futures contracts and related options, securities loans, the disposition of when-issued securities or forward commitments prior to settlement and repurchase agreements, will result in taxable income, distributions of which will be taxable to shareholders. In addition, the Municipal Income Fund's investments in private activity bonds subject to the federal alternative minimum tax could result in income the distribution of which could cause or increase alternative minimum tax liability for some shareholders. The Municipal Income Fund may also generate capital gains from the disposition of its investments and its distributions of such capital gains will be taxable to shareholders. Shareholders may be subject to state, local or foreign taxes on certain income received from the Fund. See "Taxation."

     Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect both the supply of and demand for Municipal Securities, which could in turn affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

     Call Risk and Reinvestment Risk. The Municipal Securities in which the Municipal Income Fund invests may include "call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in the Fund's portfolio are called prior to maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities. There is a risk that the proceeds of housing revenue bonds will be in excess of demand for mortgages, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of an issuer to make scheduled payments of principal and interest on the bonds or could result in early retirement of the bonds.


                               OTHER INVESTMENTS
U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities. These securities in general include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as Ginnie Mae Certificates), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Fannie Mae Certificates described below), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

     Government securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies or instrumentalities. Government securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid.

     Although it does not expect to do so, the Municipal Income Fund may invest up to 20% of its net assets in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. In addition, when the Investment Adviser deem appropriate, the Municipal Income Fund may for temporary defensive purposes depart from its stated investment objective and invest more than 20% of its net assets in such taxable investments, which will generate taxable income.

MORTGAGE-BACKED SECURITIES

     Characteristics of Mortgage-Backed Securities. The Government Income and Adjustable Rate Government Agency and Global Income Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each mortgage pool underlying Mortgage-Backed Securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties (consisting of, among other things, detached residences, townhouses, individual condominium units, duplexes, triplexes, fourplexes, and units in planned unit developments), multifamily (i.e., five or more units) residential properties, agricultural properties, commercial properties and mixed use properties. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair the Funds' ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

     Mortgage Pass-Through Securities. The Government Income, Adjustable Rate Government Agency and Global Income Funds may invest in mortgage pass-through securities ("Mortgage Pass-Throughs"), which are fixed or adjustable rate Mortgage-Backed Securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Stripped Mortgage-Backed Securities. The Government Income and Adjustable Rate Government Agency Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. The Adjustable Rate Government Agency Fund may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Government Income and Adjustable Rate Government Agency Funds may fail to fully recoup their initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the
initial investment will not be fully recouped.   The Investment Adviser will
seek to manage prepayment risk, liquidity concerns relating to privately issued SMBS and certain other risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

     Inverse Floating Rate Mortgage-Backed Securities. The Government Income, Adjustable Rate Government Agency and Global Income Funds may invest in inverse floating rate Mortgage-Backed Securities, including "leveraged inverse floaters." Typically, an inverse floater is one of two components created from a pool of fixed rate mortgages. The other component is a floating rate Mortgage-Backed Security in which the rate of interest payable varies directly with a market interest rate index. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

     Privately Issued Mortgage-Backed Securities. The Government Income and Global Income Funds may invest in Mortgage-Backed Securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P's or Moody's), they normally are structured with one or more types of "credit enhancement".

     Guaranteed Mortgage-Backed Securities. The Government Income and Global Income Fund's investments in Mortgage-Backed Securities may, and all of the Adjustable Rate Government Agency Fund's investments in Mortgage-Backed Securities will, be issued or guaranteed by the U.S. Government or one of it's agencies or instrumentalities, including but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government; however, the ability of these agencies to borrow from the U.S. Treasury makes their securities high quality securities with minimal credit risks. There are several types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit ("REMIC") pass-through certificates and stripped Mortgage-Backed Securities. The Fund will be permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent investment in such securities is consistent with its investment policies and objective, which require the Fund to invest primarily in guaranteed adjustable rate Mortgage-Backed Securities.

     Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations. The Government Income and Adjustable Rate Government Agency and Global Income Funds may also invest in collateralized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates, which multiple class Mortgage Backed Securities. The Adjustable Rate Government Agency Fund will only invest in CMO's issued by U.S. Government agencies and instrumentalities such as Fannie Mae and Freddie Mac . CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

     CMOs and REMIC pass-through certificates ("REMIC Certificates") are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or mortgage pass-through certificates (the "Mortgage Assets").

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final scheduled distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOS or REMIC Certificate in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential structures. These securities include annual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates ( the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     Adjustable and Fixed Rate Mortgage Loans. The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie Mortgage-Backed Securities in which the Government Income, Adjustable Rate Government Agency and Global Income Funds may invest. Since a wide variety of mortgage loans are available to borrowers, the actual mortgage loans underlying any particular issue of Mortgage-Backed Securities may differ materially from those described below. In addition, the Funds will be permitted to invest in Mortgage-Backed Securities that become available in the future to the extent such investments are consistent with its investment objectives and policies.

     Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in the market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Adjustable Rate Government Agency Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans included in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

     Regulation of Mortgage Loans. Mortgage loans are subject to a variety of state and federal laws and regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These laws and regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal, state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Adjustable Rate Government Agency Fund may only invest in Mortgage-Backed Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, these regulations may adversely affect the Adjustable Rate Government Agency Fund's investments by delaying the Fund's receipt of payments derived from principal of or interest on mortgage loans affected by such laws and regulations.

ASSET-BACKED SECURITIES

     Asset-Backed Securities. The Government Income and Global Income Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

     Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of repayments of principal on the underlying loans. During periods of declining interest rates, prepayments of loans underlying asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

YIELD, MARKET VALUE AND RISK CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES

     Yield, Market Value and Risk Considerations of Mortgage-Backed Securities. Each Fund (other than the Municipal Income Fund) may invest in certain Mortgage-Backed Securities, such as interest-only and principal-only SMBS, that are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been issued or guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, a Fund may fail to fully recover their investment in such securities.

     The investment characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that unscheduled prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates existing on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

     The reinvestment of principal payments and prepayments received on a mortgage pass-through security may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Funds. In addition, the receipt of interest payments monthly rather than semi-annually by the Funds has a compounding effect that may increase the yield to the Funds relative to debt obligations that may increase the yield to the Funds relative to debt obligations that pay interest semi-annually. Due to these factors, Mortgage-Backed Securities may also be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of changing interest rates. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities such as SMBS and certain other multiple class pass-through securities. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount.

     There are certain risks related to a Fund's investment in ARMs, which risks will have a greater input on the Adjustable Rate Government Agency Fund which will invest a significant portion of its assets in such securities. In recent, the rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated due, for example, to the unavailability of lower rate alternatives. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

     Risks Associated With Derivative Mortgage-Backed Securities. Derivative Mortgage-Backed Securities are subject to different combinations of interest rate and/or prepayment risks. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. The Investment Adviser may use derivative Mortgage-Backed Securities and other derivative securities consistent with each of the Government Income and Adjustable Rate Government Agency Fund's investment objective for a variety of purposes including adjusting the average duration or interest rate sensitivity of each Fund's portfolio or attempting to enhance the Fund's total return. The Investment Adviser manages the risk and benefits of derivative mortgage-backed securities and other derivative securities by prudent analysis, selection and monitoring of such securities included in the Fund's portfolio.

     The risk of faster than anticipated prepayments generally adversely affects interest-only securities (IOs), super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects principal-only securities (POs), floating rate securities subject to interest rate caps, floors and collars, support tranches and discount priced Mortgage-Backed Securities.

     Risks Associated With Derivative Floating Rate Securities. Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

MUNICIPAL SECURITIES IN WHICH THE MUNICIPAL INCOME FUND WILL INVEST

     General.   Municipal Securities consist of bonds, notes and other
instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

     Municipal Leases and Certificates of Participation.   A municipal lease is
an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation of foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that the Municipal Income Fund invests in unrated municipal leases or participates in such leases, the Trustees shall monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities.

     Municipal Notes.   Municipal Securities in the form of notes generally are
used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper. Tax-Exempt Commercial paper is typically short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.

     Pre-Refunded Municipal Securities.   The principal of and interest on pre-
refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

     Tender Option Bonds. The Municipal Income Fund may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. Although the Municipal Income Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax, there is a risk that the Municipal Income Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from tax.

     Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles the Municipal Income Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund.

     Auction Rate Securities. Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. The Municipal

Income Fund will take the next scheduled auction date of the auction rate securities into consideration in determining the average portfolio maturity of the Fund.


                        OTHER INVESTMENTS AND PRACTICES

     Inverse Floating Rate Instruments. Each Funds may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"). The Municipal Income Fund may only invest up to 25% of its net assets in inverse floaters. Currently the Municipal Income Fund has no intention of investing in such instruments. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's 15% limitation on investments in such securities.

     Deferred Interest and Capital Appreciation Bonds. The Global Income and Municipal Income Funds may invest in deferred interest and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified commencement or redemption date (or cash payment date). The amount of the discount rate varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of deferred interest and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in deferred interest and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

     Zero Coupon Bonds. Each Fund may invest in zero coupon securities issued by financial institutions and corporations, zero coupon U.S. Treasury securities (which are Treasury notes and bonds that have been stripped of their unmatured interest coupons), the coupons themselves and receipts or certificates representing interests in such stripped debt obligations. A zero coupon security pays no interest to its holder during its life and its value consists in the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit qualities. The Funds' investments in zero coupon securities or other stripped securities may require the Funds to sell certain of their portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     Custodial Receipts. The Global Income Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

     Corporate Debt Obligations. The Government Income Fund may invest in corporate debt obligations that are rated, at the time of investment, AAA by S&P or Aaa by Moody's or equivalent short-term credit quality ratings and the Global Income Fund may invest in corporate debt obligations subject to its policy of generally intending to invest at least 50% of its net assets in securities having the highest applicable credit quality rating or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable quality. In addition to obligations of corporations, corporate debt obligations include bank obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations, and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Structured Securities. The Global Income Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

     Mortgage Dollar Rolls. The Government Income and Adjustable Rate Government Agency Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period each Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Options on Securities and Securities Indices. Each Fund, other than the Adjustable Rate Government Agency Fund, may write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may purchase call and put options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     The Global Income and Government Income Funds may also write and purchase options on the yield "spread," or yield differential, between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Futures Contacts and Options on Futures Contracts.   To hedge against
changes in interest rates or securities prices or, currency exchange rates in the case of the Global Income Fund, or to seek to increase total return, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies-Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Perfect correlation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in foreign currency, forward foreign currency exchange contracts, options, futures contracts and certain other derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

     Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars. The Global Income Fund may enter into currency swaps both for hedging purposes and to seek to increase total return. The Government Income, Adjustable Rate Government Agency and Global Income Funds may enter into mortgage swaps for hedging purposes and to seek to increase total return. In addition, each Fund may each enter into interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate swaps, caps, floors and collars, currency swaps and mortgage swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions entered into for hedging purposes.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually
entitled to receive, if any.   In contrast, the currency swaps entered into by
the Global Income Fund usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will maintain in a segregated account with the Fund's custodian cash and liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount payable under an interest rate or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

     Risks of Derivative Transactions. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities, interest rate caps, floors and collars, inverse floating rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

     When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

     Illiquid and Restricted Securities. A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for sale under Rule 144A and, therefore, is liquid. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. A Fund may purchase U.S. Government Securities in a private placement, subject to its 15% limitation of illiquid investments.

     Other Investment Companies. Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser or any of its affiliates.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees of the Trust have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. In addition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 331/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     Temporary Investments. The Global Income Fund may, for temporary defensive purposes (such as when instability or unfavorable conditions exist in foreign countries), invest 100% of its total assets in dollar-denominated securities or securities of U.S. issuers. The Government Income Fund may for temporary defensive purposes to preserve capital, hold part or all of its assets in (a) cash, (b) cash equivalents, such as certificates of deposit, commercial paper, time deposits and bankers' acceptances issued by a bank the unsecured commercial paper of which is rated A-1+ by S&P or P-1 by Moody's or (c) repurchase agreements collateralized by such instruments. The Adjustable Rate Government Agency Fund may, for temporary defensive purposes, hold or invest more than 35% of its total assets in cash, U.S. Treasury securities or high quality money market instruments, including commercial paper, bankers' acceptances, repurchase agreements or other debt obligations with a remaining maturity of one year or less. The Municipal Income Fund may for temporary defensive purposes depart from its stated Investment Objective and invest more than 20% of its net assets in Taxable Investments.

     Non-Diversification Status. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and
(2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. With respect to 75% of a non-diversified Fund's total assets, the Fund, as a matter of investment policy, may not acquire more than 10% of the outstanding voting securities of any one issuer. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Government Income, Municipal Income and Adjustable Rate Government Agency Funds are also subject to the same tax diversification requirements in addition to the diversification requirements arising out of their diversified status under the Act.


                            INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                               PORTFOLIO TURNOVER

     It is anticipated that the portfolio turnover rate of the Fund will vary from year to year. The portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur for example, if all of the securities held by the Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund consistent with the Fund's investment objective and portfolio management policies. A higher rate of portfolio turnover results in increased transaction costs to the Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls.


                                   MANAGEMENT
TRUSTEES AND OFFICERS

     The Trust's Board of Trustees is responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, Subadviser, administrator, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS, SUBADVISER AND ADMINISTRATOR

     Investment Advisers and Subadviser.      Goldman Sachs Asset Management,
One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Global Income, Government Income and Municipal Income Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Adjustable Rate Government Agency Fund. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 140 Fleet Street, London EC4A 2BJ, England an affiliate of Goldman Sachs, serves as the subadviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. Goldman Sachs Asset Management serves as administrator to each Fund other than the Adjustable Rate Government Agency Fund. As of _______________, 1995, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $______ billion.

     Under an Investment Advisory Agreement with each Fund, the applicable Investment Adviser, and in the case of the Global Income Fund under a Subadvisory Agreement, the Subadviser, subject to the general supervision of the Trust's Board of Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory and Subadvisory Agreements are in effect.

     In performing its investment advisory and subadvisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities.

     The Adjustable Rate Government Agency Fund's portfolio managers are Jonathan A. Beinner and Theodore T. Sotir. Mr. Beinner is a Vice President of Goldman Sachs and joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Sotir is a Vice President of Goldman Sachs and joined the Investment Adviser in 1993 after working as portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs in the mortgage securities department for six years.

     The Government Income Fund's portfolio managers are Jonathan A. Beinner, Richard C. Lucy and Theodore T. Sotir. See above for information about Messrs. Beinner and Sotir. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Sotir helps with overall portfolio strategy and is a member of the Investment Adviser's risk control team. Mr. Lucy is a Vice President of Goldman Sachs and joined the Investment Adviser in 1992 after spending nine years managing fixed income assets as Brown Brothers Harriman & Co.

     The Municipal Income Fund's portfolio managers are Theodore T. Sotir and Benjamin S. Thompson. See above for information about Mr. Sotir. Mr. Thompson specializes in municipal securities, where his responsibilities include developing investment strategy and structuring portfolios. Mr. Thompson worked in the institutional sales and marketing group at Goldman Sachs Asst Management until he joined the fixed income team in 1993. Prior to joining Goldman Sachs Asset Management in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank.

     The Global Income Fund's portfolio manager is Stephen Fitzgerald. Mr. Fitzgerald joined GSAMI in 1992 and is a Vice President. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Prior to his employment at Invesco, Mr. Fitzgerald spent three years with Foreign and Colonial Management Limited in London managing fixed income and derivative funds, and, prior to that, in the treasury department of NRMA Insurance Limited in Sydney.

     It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

     As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSAM is entitled to a fee from the Global Income, Government Income and Municipal Income Funds, computed daily and payable monthly, at the annual rates of 0.25%, 0.50% and 0.40%, respectively, of average daily net assets; however, GSAM is currently only imposing its advisory fee with respect to the Global Income Fund at the annual rate of .10% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to an Investment Advisory Agreement, GSFM is entitled to a fee from the Adjustable Rate Government Agency Fund, computed daily and payable monthly, at the annual rates of 0.40% of
average daily net assets.   As compensation for its services rendered and
assumption of certain expenses pursuant to a Subadvisory Agreement, GSAMI is entitled to a fee from the Global Income Fund, computed daily and payable monthly at the annual rate of 0.50% of average daily net assets; however, GSAMI is currently only imposing its subadvisory fee with respect to the Global Income Fund at the annual rate of .30% of average daily net assets. For the fiscal year ended October 31, 1995, the Adjustable Rate Government Agency and Government Income Funds paid fees at the foregoing rates. At various times during the fiscal year ended October 31, 1995, GSAM waived part of its investment advisory fee for the Municipal Income Fund and GSAM and GSAMI waived part of their investment advisory and subadvisory fees, respectively, for the Global Income Fund. The average rate for the period paid by the Municipal Income Fund to GSAM was ____% and the average rate for the period paid by the Global Income Fund to GSAM and GSAMI was ___% and ___%, respectively. The advisory fees (combined with the administration fee) paid by the Global Income Fund are higher than the fees paid by most funds but the Investment Adviser believes such fees are comparable to advisory fees paid by funds with similar investment strategies. Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement. In addition, the Investment Adviser to the Adjustable Rate Government Agency, Government Income, Municipal Income and Global Income Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding advisory, administration, service, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.05%, 0.30%, 0.05% and 0.10% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     Administrator. As administrator, pursuant to an Administration Agreement with each Fund (other than Adjustable Rate Government Agency Fund) GSAM provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to each Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Funds, GSAM is entitled to a fee from the Global Income, Government Income and Municipal Income Funds, computed daily and payable monthly, at an annual rate equal to 0.15% of a Fund's average daily net assets. For the fiscal year ended October 31, 1995, GSAM waived part of its administration fee for the Municipal Income Fund and all of its fee for the Government Income Fund. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. For the period ended October 31, 1995, the Global Income Fund paid GSAM a fee for administration services at the foregoing rate and the Municipal Income Fund paid an administrative fee equal to _____% of its average daily net assets. GSAM has agreed to reduce its fees payable by a Fund (to the extent of its fees) by the amount (if any) that a Fund's expenses exceed the applicable expense limitations imposed by state securities administrators. See "Management-Expenses" in the Additional Statement.

     Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.125% annually of the average daily net assets of the Government Income Fund, 0.10% annually of the average daily net assets of the Municipal Income Fund and 0.1875% annually of the average daily net assets of the Global Income Fund attributable to shares held by customers of such Authorized Dealers. In addition, Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers who perform administrative services with respect to depository institutions whose customers purchase shares of a Fund. These services include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions. The amount of such compensation may be up to 0.08% annually of the average net assets of a Fund's shares attributable to purchases through, and held by the customers of, such depository institutions. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of Goldman Sachs or its affiliates.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and Funds achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

     Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each Fund, and in the case of the Adjustable Rate Government Agency Fund from Class A shares of the Fund, equal to $12,000 per year plus $3.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents). Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.


                            REPORTS TO SHAREHOLDERS

     Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST

                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Each Fund continuously offers two classes of shares designated as Class A and Class B shares (except that the Adjustable Rate Government Agency Fund does not offer Class B shares), as described more fully in "How to Purchase Shares." Class B shares of [Money Market Fund] will be typically issued only upon an exchange of Class B shares of any of the other Funds. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, exchange or redeem, the Funds will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $3 million in Class A shares ($1,000,000 in the case of the Adjustable Rate Government Agency Fund), you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $3 million or more in Class A shares ($1,000,000 in the case of the Adjustable Rate Government Agency Fund), no sales charge will be imposed at the time of purchase.

     Class B Shares. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5% if redeemed within six years. Class B shares are subject to a distribution and authorized dealer service fee at the annual rate of .75% and .25%, respectively, of each Fund's average daily net assets attributable to Class B shares. See "Class B Distribution Plan". Your entire investment in Class B shares is available to work for you from the time you make your investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on their relative net asset values, seven years after the initial purchase.

     Factors to Consider in Choosing Class A or Class B Shares. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For instance, if you are making an investment of excess of $50,000 that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment, you might consider purchasing Class B shares.

                         HOW TO BUY SHARES OF THE FUNDS

     You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus any applicable sales charge applicable to purchases of Class A shares. If, by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received. If a purchase order for shares of the Adjustable Rate Government Agency Fund, Government Income Fund or Municipal Income Fund is received by an Authorized Dealer by 3:00 p.m., Chicago time and payment is made by wire transfer or ACH transfer, Class A Shares will be issued and dividends will begin to accrue on the purchased Shares on the later of (i) the Business Day after receipt by the Authorized Dealer of the purchase order or (ii) the date or receipt of payment for the Shares; If a purchase order is received by an Authorized Dealer by 3:00 p.m., Chicago time and payment is made by check, Federal Reserve draft or bank wire, Class A Shares will be issued and dividends will begin to accrue on the Business Day after the date payment is received. Dividends on the Global Income Fund will commence as of the purchase of such shares. The minimum initial investment is $1500. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans. For purchases through the Automatic Investment Plan, the minimum investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

     You may pay for purchases of shares by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft, Federal Funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows: (i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Trust-(Name of Fund and Class of shares) and sent to NFDS, Inc., P.O. Box 419711, Kansas City, MO 64141-6711. Federal Funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days of receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

     In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Fund may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

     The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

AUTOMATIC INVESTMENT PLAN

     Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE PROGRAM

     A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund at net asset value without a sales charge in shares of any other Fund, Goldman Sachs Portfolio or units of the ILA Portfolios. Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund at net asset value without an additional sales charge for shares of any other Fund, Goldman Sachs Portfolio or units of the ILA Portfolios. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions: (i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $10,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

     The Funds (other than the Municipal Income Fund) offer their shares for purchase by retirement plans, including IRA Plans for individuals and their non-employed spouses and defined contribution plans such as 401(k) Salary Reduction Plans. See "Participant-Directed Plans." Detailed information concerning these plans and copies of the plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares of a Fund or, if so directed by the shareholder, in cash, in shares of another Goldman Sachs Portfolio or in units of the ILA Portfolios.

EXCHANGE PRIVILEGE

      Shares of a Fund may be exchanged at net asset value without the imposition of an initial or contingent deferred sales charge for: (i) shares of the same class of any other Fund or any Goldman Sachs Portfolio; and (ii) units of the ILA Portfolios (The ______ Portfolio for Class B shares). A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares or units of these other funds acquired by an exchange may later be exchanged for shares of the original Fund at the next determined net asset value without a sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid a sales charge. Shares or units of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

     An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Trust, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, if previously elected in the Fund's Account Application, by telephone at 800-526-7384 (8:00 a.m. to 3:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

     For federal income tax purposes, an exchange, including an automatic exchange, is treated as a sale of the shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of shares or units received in the exchange. If such sale occurs within ninety (90) days after the purchase of such shares, to the extent a sales charge that would otherwise apply to the shares or units received in the exchange is not imposed, the sales charge paid on such purchase cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss realized on such sale for federal income tax purposes, but instead will be added to the tax basis of the shares or units received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

     All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

                        OFFERING PRICE - CLASS A SHARES

     The offering price is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares of the Funds (other than the Adjustable Rate Government Agency Fund) as shown in the following table or as set forth under "Participant-Directed Plans":

                                                                       Sales Charge     Maximum Dealer
                                                   Sales Charge as     as Percentage    Allowance as
      Amount of Purchase                           Percentage of       of Net Amount    Percentage of
(including sales charge, if any)                   Offering Price      Invested         Offering Price
--------------------------------                   ---------------     -------------    --------------
Less Than $100,000........................             4.50%               4.71%            4.00%
$100,000 up to (but less than) $250,000...             3.00                3.09             2.50
$250,000 up to (but less than) $500,000...             2.50                2.56             2.00

$500,000 up to (but less than)   $1 million            2.00                2.04             1.75
$1 million up to (but less than) $3 million            1.25                1.27             1.15
$3 million or more.........................            0.00                0.00              *

----------
* Goldman Sachs may pay a one-time commission equal to 0.50% for the Global Income Fund, 0.35% for the Government Income Fund and 0.30% for the Municipal Income Fund of the amount of shares purchased to Authorized Dealers who initiate or are responsible for purchases of $3 million or more of shares of the Funds, provided such shares remain in the Fund for at least twelve months.

     The offering price for the Adjustable Rate Government Agency Fund is the next determined net asset value per share plus a sales charge, if any, paid at the time of purchase of shares as shown in the following table or as set forth under "Participant-Directed Plans."

                                                                             Sales Charge   Maximum Dealer
                                                          Sales Charge as   as Percentage   Allowance as
          Amount of Purchase                              Percentage of     of Net Amount   Percentage of
    (including sales charge, if any)                      Offering Price      Invested      Offering Price
    --------------------------------                      --------------   --------------  ---------------
Less Than $500,000.........................                     1.50%           1.52%            1.25%
$500,000 up to (but less than) $1 million..                     1.00            1.01             0.75
$1 million or more.........................                     0.00            0.00             0.00

     The entire amount of the sales charge will be reallowed to Authorized Dealers on each Fund (other than the Municipal Income Fund) during the period January 2, 1996 through April 17, 1996 if shares of a Fund are purchased through any Individual Retirement Account (IRA), including self-directed IRAs.

      In addition to concessions allowed to Authorized Dealers, Goldman Sachs may, from time to time, assist Authorized Dealers by, among other things, providing sales literature to and holding informational programs for the benefit of Authorized Dealers' registered representatives. Authorized Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Goldman Sachs Portfolios. Goldman Sachs may also provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Goldman Sachs Portfolios. These incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualified registered representatives and members of their families within or without the United States. Incentive payments will be provided for out of the sales charge and distribution fees or out of Goldman Sachs' other resources. Other than sales charges and distribution fees, a Fund and its shareholders do not bear distribution expenses. An Authorized Dealer receiving such incentives may be deemed to be an underwriter under the 1933 Act. In some instances, such incentives may be made available only to certain Authorized Dealers whose representatives have sold or are expected to sell significant amounts of shares.

     Shares of the Funds may be sold at net asset value without payment of any initial sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors or investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans having either 200 eligible employees or at least $500,000 under management with GSAM and its affiliates; (i) qualified non-profit organizations, foundations and endowments that have at least $1,000,000 under management with GSAM and its affiliates; (j) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either
(i) paid an initial sales charge or (ii) was at some time subject to a deferred sales charge with respect to the redemption proceeds; (k) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (l) registered investment advisers who have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. Goldman Sachs reserves the right to limit the participation in the Fund of its partners and employees. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Portfolios may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

PARTICIPANT-DIRECTED PLANS

     Participant-directed qualified retirement plans, including 401(k), 403(b), 457 and tax-sheltered annuity plans, may purchase Class A shares of the Global Income and Government Income Funds at the next determined net asset value per share plus a sales charge paid, except as set forth below, at the time of purchase of shares of the Funds, as shown in the following table:

                                                                             Sales Charge   Maximum Dealer
                                                          Sales Charge as   as Percentage   Allowance as
          Amount of Purchase                              Percentage of     of Net Amount   Percentage of
    (including sales charge, if any)                      Offering Price      Invested      Offering Price
    --------------------------------                      --------------   --------------  ---------------
Less than $100,000.....................                         4.50%           4.71%             4.00%
$100,000 up to (but less than) $250,000                         3.00            3.09              2.50
$250,000 up to (but less than) $500,000                         2.50            2.56              2.00
$500,000 or more.......................                         0.00*           0.00*            **


     Participant-directed qualified retirement plans, including 401(k), 403(b), 457 and tax-sheltered annuity plans, may purchase Class A shares of the Adjustable Rate Government Agency Fund at net asset value per share plus a sales charge, except as set forth below, at the time of purchase of shares, as shown in the following table.

                                                                             Sales Charge   Maximum Dealer
                                                          Sales Charge as   as Percentage   Allowance as
          Amount of Purchase                              Percentage of     of Net Amount   Percentage of
    (including sales charge, if any)                      Offering Price      Invested      Offering Price
    --------------------------------                      --------------   --------------  ---------------

Less than $500,000..................                            1.50%           1.52%            1.25%
$500,000 or more....................                            0.00*           0.00*           **

----------
* No sales charge is payable by participant-directed plans at the time of purchase on investments of $500,000 or more, but for such investments a contingent deferred sales charge, as described below, may be imposed in the event of certain redemptions within one year of purchase.

** Goldman Sachs may pay a one-time commission equal to a percentage of the amount of shares purchased to Authorized Dealers who initiate or are responsible for purchases by participant-directed plans of $500,000 or more of shares of the Funds, at the rates shown in the following table:

                                                                               Maximum Dealer
                                                                               Allowance as
                                                                               Percentage of
     Amount of Purchase                                                        Offering Price
     ------------------                                                        --------------
$500,000 up to (but less than) $2 million.....................................     1.00%
$2 million up to (but less than) $3 million...................................     0.80
$3 million up to (but less than) $50 million..................................     0.50
$50 million up to (but less than) $100 million................................     0.25
$100 million or more..........................................................     0.15

     Participant-directed plans are defined as qualified employee benefit plans not affiliated with Goldman Sachs which allow their participants to select among one or more investment options, including any of the Funds. In order to take advantage of the reduced sales charge rate described herein, the sponsor of a participant-directed plan must submit an investment authorization form to Goldman Sachs (the "Authorization Form") which establishes a Fund as an eligible investment for the plan.

     Cumulative Quantity Discounts.   In determining the amount of purchase and
the sales charge rate applicable to purchases by participant-directed plans, shares of the Funds and any other Goldman Sachs Portfolio will be combined with shares purchased or held for all participants in the same participant-directed plan. Participant-directed plans may qualify for cumulative quantity discounts by using the right of accumulation and statement of intention described below. If a plan does not purchase the entire amount of shares contemplated by a statement of intention, Goldman Sachs may elect not to pursue the recovery of any additional sales charge due if the amount of the sales charge or the investment shortfall is considered de minimis by Goldman Sachs.

     Contingent Deferred Sales Charge. Purchases by participant-directed plans of $500,000 or more of a Fund's Class A shares will be made at net asset value without an initial sales charge. However, if, within 12 months after the effective date of the applicable Authorization Form, the plan sponsor notifies Goldman Sachs that it is terminating the eligibility of the Funds as an investment for its plan, a contingent deferred sales charge ("CDSC") will be imposed on all redemptions resulting from such termination. Any CDSCs will be paid to the Funds' principal distributor, Goldman Sachs. The amount of the CDSC will be equal to 1% of the current market value or the original purchase cost of the redeemed shares, whichever is less. No CDSC will be imposed on increases in account value above the initial purchase price, including any dividends that have been reinvested in additional Fund shares. In determining whether a CDSC applies to a redemption, the calculation will be made in a manner that results in the lowest possible CDSC.

     Exchanges. No CDSC is imposed upon exchanges between the Funds and another Goldman Sachs Portfolio or an ILA Portfolio. However, shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange. (As stated above, no CDSC will be imposed unless the plan sponsor terminates the eligibility of the Fund as an investment for the plan within the first twelve months). For purposes of determining whether the CDSC is applicable, the length of time a plan has owned shares acquired by exchange will be measured from the date the plan acquired the original shares and will not be affected by any subsequent exchange.

OTHER PURCHASE INFORMATION

     If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. Authorized Dealers who receive a portion of the sales charge applicable to the purchase of shares of the Fund will not be permitted to impose any other fees in connection with the purchase of such shares.

     The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Funds or Goldman Sachs may reject or restrict purchases or exchanges of shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales of shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who redeems shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in shares of a Fund or any other Goldman Sachs Portfolio. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees carefully before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety (90) days after such redemption. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

     A reinvesting shareholder may realize a gain or loss for federal tax purposes as a result of such redemption. If the redemption occurs within ninety
(90) days after the original purchase of the shares, any sales charge paid on the original purchase cannot be taken into account by a shareholder reinvesting at net asset value pursuant to the reinvestment privilege for purposes of determining gain or loss realized on the redemption, but instead will be added to the tax basis of the shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty
(30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION

     Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Goldman Sachs Portfolios may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION

     Purchases of $50,000 ($500,000 in the case of the Adjustable Rate Government Agency Fund) or more made over a 13-month period are eligible for reduced sales charges. Shares of the Goldman Sachs Portfolios may be combined under the Statement of Intention. See Additional Statement for more information about the Statement of Intention.

                        OFFERING PRICE - CLASS B SHARES

     Investors may purchase Class B shares of the Government Income, Municipal Income and Global Income Funds at net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares hold longest during the seven-year period. As a result, an investor will pay the lowest possible CDSC.

                                                CDSC as a
                                                Percentage of
                                                Year Since
                                                Dollar Amount
Purchase                                        Subject to CDSC
--------                                        ---------------

First..............................                5.0%
Second.............................                4.0%
Third..............................                3.0%
Fourth.............................                3.0%
Fifth..............................                2.0%
Sixth..............................                1.0%
Seventh............................                none

     Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers.

     Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is seven years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service, for which the Funds have applied, or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced if the redemption results from the death or disability (as defined in Section 72 of the Internal Revenue Code or 1986, as amended (the "Code")), of a shareholder if the redemption is made within one year of such event.

                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLAN

DISTRIBUTION PLAN - CLASS A SHARES

     The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Distribution Plan"). Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Adjustable Rate Government Agency, Government Income and Municipal Income Funds). Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. Each Fund's Distribution Plan was amended to reduce the fee to 0.25% of average daily net assets from 0.50% of such assets and to eliminate the provision of certain services under the Distribution Plan which are currently provided under the Authorized Dealer Service Plan, discussed below. For the period ended October 31, 1995, the Global Income Fund paid Goldman Sachs a fee at the rate of _______% of the Fund's average daily net assets.

     Goldman Sachs may use the distribution fee for its expenses of distribution of shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Distribution Plan include compensation paid to and expenses incurred by their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Fund shares. If the fee received by Goldman Sachs pursuant to the Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Distribution Plan will be reviewed and is subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Rules of Fair Practice.

DISTRIBUTION PLAN - CLASS B SHARES

     The Trust, on behalf of each Fund (other than the Adjustable Rate Government Agency Fund which does not offer Class B shares), has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Distribution Plan"). Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets.

     Goldman Sachs may use the distribution fee for its expenses of distribution of shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Distribution Plan include compensation paid to and expenses incurred by their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Fund shares. If the fee received by Goldman Sachs pursuant to the Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Distribution Plan will be reviewed and is subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Rules of Fair Practice.

AUTHORIZED DEALER SERVICE PLAN

     The Trust on behalf of each Fund's Class A and Class B shares has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal on an annual basis to 0.25% of its average daily net assets (or, in the case of Adjustable Rate Government Agency Fund, the average daily net assets attributable to Class A shares). The fee for personal and account maintenance services paid pursuant to the Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plan will be reviewed and subject to approval annually by the Board of Trustees. For the period ended October 31, 1995, each Fund paid Authorized Dealer Service Fees at the foregoing rate for each Funds' Class A shares.


                        HOW TO SELL SHARES OF THE FUNDS

     Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

      A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither a Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of instructions received by telephone. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Shares of the Adjustable Rate Government Agency Fund earn dividends accrued through the day on which such shares are redeemed.

     Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

     The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

     Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

     Except with respect to shareholders whose account balances are less than $50 or who have not provided a social security number or other taxpayer identification number and certification (if required) that such number is correct, shares are not redeemable at the option of a Fund unless the Board of Trustees of the Trust determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of that Fund. The Trust, however, assumes no responsibility to compel redemptions of a Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may draw on shareholdings systematically with monthly checks in any amount specified by the shareholder over $50. Each systematic withdrawal is a sale for tax purposes. A minimum balance of $10,000 in Fund shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases. See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

     Each dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid (i) in cash, (ii) in additional shares of the same class of the Fund or (iii) in shares of the same class of any of the Goldman Sachs Portfolios or units of the ILA Portfolios (the _________ fund only for Class B shares as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and capital gains distributions will be reinvested in the Fund. If cash dividends are elected with respect to the Fund's net reinvestment income dividends then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund's annual dividend. Reinvestments of dividends from net investment income in additional shares of the Fund will be made on the last Business Day of each month. Reinvestment of dividends from net investment income in additional shares of another Goldman Sachs Portfolio or in units of the ILA Portfolios will be made on the payment date. Cash dividends will be paid on or about the last calendar day of the month. Capital gains distributions will be reinvested or paid in cash, in accordance with the shareholder's prior election, on the payment date.

     The election to reinvest dividends and distributions paid by the Fund in additional shares or units of the Fund or any other Goldman Sachs Portfolio or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Portfolio or an ILA Portfolio.

     Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Adjustable Rate Government Agency, Government Income and Municipal Income Funds will declare dividends daily and pay dividends monthly. The Global Income Fund will declare and pay dividends monthly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time a portion of any Fund's dividends may constitute a return of capital.

     At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions (or portions thereof) of taxable income or realized appreciation on such shares may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

     The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) immediately after determination of the income to be declared as a dividend, on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

     With respect to the Global Income, Government Income and Adjustable Rate Government Agency Funds, investments in Mortgage-Backed Securities and other debt obligations are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees.


                            PERFORMANCE INFORMATION

     From time to time each Fund may publish yield and average annual total return and the Municipal Income Fund may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indices.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Municipal Income Fund's tax-free yield. Tax equivalent yield is calculated by dividing the Municipal income Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

     Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. Due to the fees payable under the Distribution, Authorized Dealer Service, Service and Administration Plans, the investment performance, for any period, of the Institutional Shares will always be higher than that of the Class A Shares, Class B Shares, Service Shares and Administration Shares. The investment performance of the Administration Shares will always be higher than that of the Service Shares. The investment performance of the Class A and Class B Shares will be affected by the payment of a sales charge. See "Shares of the Trust" below.

     The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

     Each Fund is a series of the Goldman Sachs Trust, which was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust under an Agreement and Declaration of Trust, as
amended (the "Trust Agreement").   Under the Trust Agreement, the Trustees are
authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Prospectus, the Trustees have authorized shares of the Fund and ten additional series. Additional series may be added in the future. The Trustees have authorization to classify or reclassify any series or portfolio of shares into one or more classes. The Adjustable Rate Government Agency Fund offers Institutional Shares, Administration Shares, Service Shares and Class A Shares. The Government Income and Municipal Income Funds offer Class A and Class B shares. The Global Income Fund offers Institutional Shares, Service Shares, Class A Shares and Class B Shares.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of November 30, 1995, James F. Scott, P.O. Box 8048, Charlottesville, Virginia 22906 owned beneficially and of record 35% of the Adjustable Rate Government Agency Fund Class A Shares. State Street Bank & Trust, Trustee-GS Profit Sharing Master Trust, Attn: Box 1992, Boston Massachusetts 02105-1992 owned beneficially and of record 99% of the Global Income Fund Institutional Shares.

     Unless otherwise required by the Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent accountants. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     Under Massachusetts law, there exists a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                                    TAXATION
FEDERAL TAXES

     Each Fund is treated as a separate entity for tax purposes and has elected or intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     The Municipal Income Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. Distributions of the Municipal Income Fund that are attributable to interest on tax-exempt obligations and that the Fund designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Municipal Income Fund. Interest on indebtedness incurred or continued to purchase or carry shares of the Municipal Income Fund is not deductible to the extent attributable to the Municipal Income Fund's distributions that are exempt-interest dividends.

     Dividends paid by a Fund from taxable net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders from qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

     Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution (unless it is exempt from tax) even though the distribution represents a return of a portion of the purchase price.

     Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

     The Global Income Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of its total assets is comprised of stock or securities of foreign corporations at the end of its taxable year and the Global Income Fund so elects, shareholders will include in their gross incomes (in addition to dividends they receive) their pro rata shares of qualified foreign taxes paid by the Global Income Fund and may be entitled to take federal income tax credits or deductions with respect to such taxes. If the Fund cannot or does not so elect, it may deduct taxes in computing its taxable income, if any.

OTHER TAXES

      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                             ADDITIONAL INFORMATION

     The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

          As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                    APPENDIX

                             STATEMENT OF INTENTION
        (APPLICABLE ONLY TO SHARES PURCHASED SUBJECT TO A SALES CHARGE)

     If a shareholder anticipates purchasing $50,000 or more of shares of a Fund alone or in combination with shares of another fund described in this Prospectus within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will apply toward the completion of this Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman, Sachs & Co. that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                ESCROW AGREEMENT

     Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

     If the intended investment is not completed, the investor will be asked to remit to Goldman, Sachs & Co. any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman, Sachs & Co. pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004



GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
140 FLEET STREET
LONDON, ENGLAND EC4A 2BJ



GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004



GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606



TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384




GOLDMAN SACHS TRUST
CLASS A AND B SHARES
____________________

PROSPECTUS

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                             ADMINISTRATION SHARES

                   GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                      GS SHORT-TERM GOVERNMENT AGENCY FUND
                        GS SHORT DURATION TAX-FREE FUND
                           GS CORE FIXED INCOME FUND

                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

          This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Administration Shares of each of GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income, each dated March 1, 1996, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Administration Shares for the benefit of their customers, or from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Global Income Fund does not offer Administration Shares.

                               TABLE OF CONTENTS

   Introduction.......................  B-3
   Investment Objective and Policies..  B-7
   Investment Restrictions............  B-12
   Management.........................  B-47
   Portfolio Transactions.............  B-57
   Shares of the Trust................  B-71
   Net Asset Value....................  B-72
   Taxation...........................  B-76
   Performance Information............  B-76
   Other Information..................  B-95
   Financial Statements...............  B-96
   Administration Plan................  B-97
   Appendix A.........................   1-A
   Appendix B.........................   1-B
   Appendix C.........................   1-C
   Appendix D.........................   1-D
   Appendix E.........................   1-E

The date of this Additional Statement is March 1, 1996.

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN, SACHS & CO.
ADVISER TO GS SHORT DURATION              DISTRIBUTOR
  TAX-FREE FUND AND GS CORE FIXED         85 BROAD STREET
  INCOME FUND                             NEW YORK, NEW YORK  10004
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS                       GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                          TRANSFER AGENT
ADVISER TO GS ADJUSTABLE RATE             4900 SEARS TOWER
  GOVERNMENT AGENCY FUND                  CHICAGO, ILLINOIS 60606
  AND GS SHORT-TERM
GOVERNMENT AGENCY FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004


                         TOLL FREE .......800-621-2550

                              ADMINISTRATION PLAN

         Each Fund has adopted an administration plan (the "Plan") with respect to its Administration Shares which authorizes it to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plans, a Fund enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements").
Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Administration Shares of a Fund,
(c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Administration Shares of a Fund and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in shares by customers. As compensation for such services, a Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of such Fund attributable to or held in the name of such Service Organization. For the fiscal year ended October 31, 1995, administration fees of $______, $______ and $_______ were accrued by Adjustable Rate Fund, Short Duration Fund and Short-Term Fund, respectively. For the fiscal year ended October 31, 1994, administration fees of $17,648, $13,825 and $28,422 were accrued by Adjustable Rate Fund, Short Duration Fund and Short-Term Fund, respectively. No Administration Shares of Core Fund were outstanding at October 31, 1994. For the fiscal year ended October 31, 1993, Administration fees of $14,814, $464 and $15,264 were accrued by Adjustable Rate Fund, Short Duration Fund and Short-Term Fund, respectively.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

         The Plans with respect to Adjustable Rate Fund, Short Duration Fund, Short-Term Fund and Core Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Administration Shares of each Fund. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 26, 1995. The Plans and Service Agreements will remain in effect until June 30, 1996 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Administration Shareholders of the applicable Fund and all material amendments of the Plans must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Administration Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Administration Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Fund's Plan will benefit such Fund and the holders of its Administration Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider continued appropriateness and the level of compensation provided therein.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                   GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                      GS SHORT-TERM GOVERNMENT AGENCY FUND
                        GS SHORT DURATION TAX-FREE FUND
                           GS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND

                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

          This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Service Shares of each of GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income and Goldman Sachs Global Income Fund, each dated March 1, 1996, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, or by calling Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

                          Introduction  B-3
   Investment Objective and Policies..  B-7
   Investment Restrictions............  B-12
   Management.........................  B-47
   Portfolio Transactions.............  B-57
   Shares of the Trust................  B-71
   Net Asset Value....................  B-72
   Taxation...........................  B-76
   Performance Information............  B-76
   Other Information..................  B-95
   Financial Statements...............  B-96
   Service Plan.......................  B-97
   Appendix A.........................  1-A
   Appendix B.........................  1-B
   Appendix C.........................  1-C
   Appendix D.........................  1-D
   Appendix E.........................  1-E
   Appendix F.........................  1-F
   Appendix G.........................  1-G


The date of this Additional Statement is March 1, 1996.

GOLDMAN SACHS ASSET MANAGEMENT      GOLDMAN, SACHS & CO.
ADVISER TO GS SHORT DURATION        DISTRIBUTOR
  TAX-FREE FUND, GS CORE FIXED      85 BROAD STREET
  INCOME FUND AND GOLDMAN SACHS     NEW YORK, NEW YORK  10004
  GLOBAL INCOME FUND AND
  ADMINISTRATOR TO GOLDMAN SACHS
  GLOBAL INCOME FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS                 GOLDMAN, SACHS & CO.
  MANAGEMENT, L.P.                    TRANSFER AGENT
  ADVISER TO GS ADJUSTABLE RATE       4900 SEARS TOWER
  GOVERNMENT AGENCY FUND              CHICAGO, ILLINOIS 60606
  AND GS SHORT-TERM
GOVERNMENT AGENCY FUND              GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA                      INTERNATIONAL
NEW YORK, NEW YORK 10004            SUBADVISER TO GOLDMAN SACHS
                                    GLOBAL INCOME FUND
                                    140 FLEET STREET
                                    LONDON EC4A 2BJ, ENGLAND


                    TOLL FREE (IN U.S.) .......800-621-2550

                                  SERVICE PLAN

         Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets. No Service Shares of Adjustable Rate Fund, Core Fund, Global Fund and Short-Term Fund were outstanding during the fiscal year ended October 31, 1995. For the fiscal year ended October 31, 1995, service fees in the amount of $___ were paid by Short Duration Fund.


         Each Fund has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.


         The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distribution securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of a Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.


         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal advisers before investing fiduciary assets in Service Shares of the Funds.


         The Plans with respect to Adjustable Rate Fund, Short-Term Fund, Short Duration Fund and Core Fund was approved by The Goldman Sachs Group, L.P., as the sole shareholder of Service Shares of each Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements (except Global
Fund) at a meeting called for the purpose of voting on such Plans and Service Agreements on April 26, 1995. The Trustees most recently voted to approve the Plan and Service Agreements for the Global Fund at a meeting held on January 30, 1996. Each Plan and Service Agreement will remain in effect until June 30, 1996 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the applicable Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's Plan will benefit such Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES

                   GS ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                      GS SHORT-TERM GOVERNMENT AGENCY FUND
                        GS SHORT DURATION TAX-FREE FUND
                           GS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Institutional Shares of each of GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income and Goldman Sachs Global Income Fund, each dated March 1, 1996, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.


                               TABLE OF CONTENTS

   Introduction.......................   B-3
   Investment Objective and Policies..   B-7
   Other Investments and Practices....  B-12
   Investment Restrictions............  B-47
   Management.........................  B-57
   Portfolio Transactions.............  B-71
   Shares of the Trust................  B-72
   Net Asset Value....................  B-76
   Taxation...........................  B-76
   Performance Information............  B-87
   Other Information..................  B-95
   Financial Statements...............  B-96
   Appendix A.........................   1-A
   Appendix B.........................   1-B
   Appendix C.........................   1-C
   Appendix D.........................   1-D
   Appendix E.........................   1-E
   Appendix F.........................   1-F
   Appendix G.........................   1-G

            The date of this Additional Statement is March 1, 1996.

GOLDMAN SACHS ASSET MANAGEMENT      GOLDMAN, SACHS & CO.
ADVISER TO GS SHORT DURATION        DISTRIBUTOR
  TAX-FREE FUND; GS CORE            85 BROAD STREET
  FIXED INCOME FUND AND             NEW YORK, NEW YORK 10004
  GOLDMAN SACHS GLOBAL INCOME
  FUND AND ADMINISTRATOR TO
  GOLDMAN SACHS GLOBAL INCOME
  FUND
  ONE NEW YORK PLAZA
  NEW YORK, NEW YORK 10004


GOLDMAN SACHS FUNDS                 GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                    TRANSFER AGENT
ADVISER TO GS ADJUSTABLE            4900 SEARS TOWER
  RATE GOVERNMENT AGENCY FUND       CHICAGO, ILLINOIS 60606
  AND GS SHORT-TERM
GOVERNMENT AGENCY FUND
ONE NEW YORK PLAZA                  GOLDMAN SACHS ASSET
NEW YORK, NEW YORK 10004            MANAGEMENT INTERNATIONAL
                                    SUBADVISER TO GOLDMAN SACHS
                                    GLOBAL INCOME FUND
                                    140 FLEET STREET
                                    LONDON EC4A 2BJ, ENGLAND



                    TOLL FREE (IN U.S.) .......800-621-2550

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created GS Adjustable Rate Government Agency Fund ("Adjustable Rate Fund"), GS Short-Term Government Agency Fund ("Short-Term Fund"), GS Short Duration Tax-Free Fund ("Short Duration Fund"), GS Core Fixed Income Fund, ("Core Fund") and Goldman Sachs Global Income Fund ("Global Fund"). Adjustable Rate Fund, Short-Term Fund, Short Duration Fund, Core Fund, and Global Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short-Term Fund, Short Duration Fund and Core Fund are each authorized to issue three classes of shares: Institutional Shares, Administration Shares and Service Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Global Fund is authorized to issue four classes of shares: Institutional Shares, Service Shares, Class A Shares and Class B Shares.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Short Duration Fund, Core Fund and Global Fund. In addition, GSAM serves as Global Fund's administrator. Goldman Sachs Asset Management International ("GSAM International" or the "Subadviser"), an affiliate of Goldman Sachs, serves as subadviser to the Global Fund. Goldman Sachs Funds Management, L.P. ("FMLP"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short-Term Fund. GSAM, GSAM International and FMLP are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         The Goldman Sachs Mutual Funds Group ("MFG") offers banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual and money market funds, including fixed income and equity funds, and a range of related services. MFG is part of GSAM, a separate operating division of Goldman Sachs. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

         The hallmark of MFG is personalized service, which reflects the priority that Goldman Sachs places on serving client interests.

As MFG clients, shareholders will be assigned an Account Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, shareholders can call their AA through a toll-free number to place purchase or redemption orders or obtain portfolio and account information. The AA can also answer inquiries about rates of return, portfolio composition and holdings and guide shareholders through operational details. An MFG client can also utilize SMART/sm/ personal computer software system which allows holders to purchase and redeem shares and also obtain portfolio and account information directly.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest.

         The following information relates to and supplements the description of each Fund's investment policies contained in their respective Prospectuses. See each Fund's Prospectus for a fuller description of the Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

 ADJUSTABLE RATE FUND AND SHORT-TERM FUND

         Adjustable Rate Fund and Short-Term Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the highest credit quality of U.S. Government agency guaranteed securities, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer experienced professional management and administration, and liquidity.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short-Term Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate Fund will invest and in which Short-Term Fund may invest may be adversely affected by sharp increases in market interest rates. Conversely, sharp decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate Fund and Short-Term Fund seek a
         -------------------
higher current yield than a money market fund, since they can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, the Adjustable Rate Fund and Short-Term Fund seek a higher yield than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate Fund and Short-Term Fund do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency.
Each of the Adjustable Rate Fund and Short-Term Fund seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage-backed securities, maintaining a maximum duration equal to that of a two-year U.S. Treasury security and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to hedge interest rate risk. Short-Term Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining an option-adjusted duration of not more than that of a 3-year U.S. Treasury security although its actual option-adjusted duration is expected to equal that of a 2-year U.S. Treasury security. There is no assurance that these strategies for the Adjustable Rate Fund and Short-Term Fund will always be successful. Each Fund's net asset value per share will fluctuate more than that of a money market fund.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios because a well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources.

SHORT DURATION FUND

         Short Duration Fund is not a money market fund, does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. It is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Short Duration Fund is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Short Duration Fund's increased investment flexibility permits its portfolio to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

          . Industry and geographical diversification are important considerations for municipal investors. Short Duration Fund is designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter term investments.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund's interest rate risk,
          ----------------------------------
including overall market exposure and the spread risk of particular sectors and securities, will be controlled through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed income analysts and mortgage quantitative specialists.

          EXPERIENCED MANAGEMENT.  Successfully creating and managing a
          ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed income securities.

GLOBAL FUND

          Global Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          High Income.  Global Fund's portfolio managers will seek out the
          -----------
highest yielding bonds in the global fixed income market that meet the Global Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Fund is designed to be
          --------------------------------
actively managed. Global Fund's portfolio managers invest in countries that, in their judgment, meet Global Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects. Furthermore, because Global Fund can purchase securities with various maturities, the portfolio managers can adjust Global Fund's holdings in an effort to maximize returns in a variety of interest rate environments. In addition, Global Fund's ability to invest in securities of any maturity allows its portfolio managers to adjust Global Fund's portfolio as interest rates change to take advantage of the most attractive segments of the yield curve.

          Relative Stability of Principal.  Global Fund may be able to reduce
          -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed income securities and currencies reduces the dependence of Global Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. Global Fund's policy of investing primarily in high credit quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

                       INVESTMENT OBJECTIVES AND POLICIES

ADJUSTABLE RATE FUND

          The investment objective of Adjustable Rate Fund is a high level of current income, consistent with low volatility of principal. Adjustable Rate Fund will seek to achieve its objective through investment in securities issued or guaranteed by the

U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of Adjustable Rate Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by such U.S. Government entities. The primary issuers or guarantors of such securities currently include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Government National Mortgage Association ("Ginnie Mae"), although Adjustable Rate Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. Adjustable Rate Fund may also invest in other mortgage-backed securities, and other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as repurchase agreements collateralized by such securities. Adjustable Rate Fund may, for temporary defensive purposes, hold or invest more than 35% of its total assets in cash, U.S. Treasury securities or high quality money market instruments, including commercial paper, bankers' acceptances, repurchase agreements or other debt obligations with a remaining maturity of one year or less. Adjustable Rate Fund may employ certain active management techniques, including the use of futures (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. Adjustable Rate Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities") entail certain risks.


SHORT-TERM FUND

          The investment objective of Short-Term Fund is to achieve a high level of current income. Secondarily, Short-Term Fund may, in seeking current income, also consider the potential for capital gains. Short-Term Fund pursues its objectives through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements pertaining thereto. These securities may include Mortgage-Backed Securities.


SHORT DURATION FUND

          Short Duration Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. Short Duration Fund will seek to achieve its objective primarily through investments in fixed income securities ("Tax Free Securities") issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. In addition, Tax-Free Securities include participation interests in such securities the interest on which is, in the opinion of counsel, exempt from such taxes.

          Under normal market conditions, Short Duration Fund will invest at least 80% of its net assets in Tax-Free Securities. Although it does not expect to do so, Short Duration Fund may invest up to 20% of its net assets in private activity bonds. Interest on certain private activity bonds may, when distributed by Short Duration Fund, increase the liability, if any, of certain investors for the federal alternative minimum tax. Private activity bonds and Tax-Free Securities are referred to herein as "Municipal Securities."

          Short Duration Fund's investments in Municipal Securities will at the time of investment be rated at least A by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or their equivalent ratings or, if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. The credit rating assigned to Municipal Securities by these rating agencies or by the Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

          Although Short Duration Fund is not expected to do so, Short Duration Fund may invest as much as 20% of its net assets in taxable investments which are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by U.S. Government securities ("Taxable Investments"). Short Duration Fund may invest more than 20% of its net assets in Taxable Investments for temporary defensive purposes when, in the judgment of the Adviser, market conditions warrant. Except for such temporary investments, at no time will Short Duration Fund's investments in private activity bonds and Taxable Investments exceed, in the aggregate, 20% of Short Duration Fund's net assets.


          Short Duration Fund will maintain an average weighted portfolio duration of two to three years. The individual Municipal Securities in which the Short Duration Fund investments will have effective maturities of five years or less. The terms "duration" and "effective maturity" are defined in Short Duration Fund's Prospectus under "Investment Objective and Policies."

CORE FUND

          Core Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"). There can be no assurance that Core Fund will achieve its investment objective.

          Core Fund will seek to achieve its objective by investing, under normal market conditions, primarily in fixed income securities, including securities issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities or sponsored enterprises, corporate securities, Mortgage-Backed Securities, and asset-backed securities. The Adviser will determine periodically the weighting of such securities based upon the Adviser's expectation for changes in interest rates, market conditions, the credit quality of individual issuers and other factors it deems relevant. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among issuers and types of securities.

          The fixed income securities in which Core Fund invests will, at the time of investment, be rated at least BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch Investors Service, Inc. ("Fitch") or their respective equivalent ratings or, if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. A security will be deemed to have met this requirement if it receives the minimum required rating from at least one of such rating organizations even though it has been rated below the minimum rating by one or more other rating organizations.

          Core Fund will maintain, under normal market conditions, an average portfolio duration within a range equal to the duration of the Index plus or minus one year. The Adviser may, however, decrease Core Fund's average portfolio duration without limit if the Adviser believes that a shorter duration is warranted by the outlook for interest rates or market conditions. There is no limitation as to Core Fund's maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities. During the past ten years, the average duration of the Index has generally varied between
4.2 and 5.4 years.

          The fixed income securities in which Core Fund may invest include obligations of foreign issuers and obligations denominated in U.S. dollars or foreign currencies. The non-dollar denominated fixed income securities in which Core Fund may invest will, at the time of investment, be rated at least AA by Standard & Poor's, Aa by Moody's or AA by Fitch or, if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. Core Fund's investments in fixed income securities may also include Short-Term Investments (as defined below), convertible securities, custody receipts and municipal securities.

          It is expected that Core Fund will employ certain interest rate management techniques. These techniques will be used both to hedge the interest rate risks associated with Core Fund's portfolio securities and to seek to increase total return. Such techniques include options on securities, futures contracts, options on futures contracts, interest rate and mortgage swaps, interest rate caps, floors and collars, forward commitments, lending portfolio securities, repurchase agreements and mortgage dollar rolls. Core Fund may also engage in certain currency management techniques, including futures and options on currencies, forward foreign currency exchange contracts and currency swaps, but only for hedging purposes.

          The Adviser will utilize a variety of investment strategies to seek to achieve Core Fund's investment objective, while complying with Core Fund's duration and credit quality requirements. Three of these strategies are described below.

          MARKET SECTOR SELECTION.  Market sector selection is the
          -----------------------
underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agencies, corporate securities, Mortgage-Backed Securities and asset-backed securities). The Adviser may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors. As an example, when the Adviser expects spreads between yields for corporate and U.S. Treasuries to narrow, the Adviser may overweight corporate relative to U.S. Treasuries to take advantage of expected price appreciation. As of January 31, 1995, the weighting of sectors included in the Index was as follows: U.S. Treasury securities -- 47%; Mortgage-Backed Securities -- 29%; Corporate securities -- 16%; U.S. Government agencies -- 7% and Asset-Backed securities -- 1%.

          YIELD CURVE STRATEGY.  Yield curve strategy consists of overweighting
          --------------------
or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted which may be used when the Adviser expects the yield curve to flatten; a "bullet" strategy in which, conversely, short- and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted when the Adviser expects the yield curve either to steepen or to flatten less than implied by forward rates; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

          ISSUER SELECTION.  Issuer selection is the purchase and sale of
          ----------------
corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by the Fund's minimum credit quality requirements). This strategy focuses on four types of investment grade corporate issuers. Selection of securities from the first type of issuers -- those with low but stable credit -- enhances total returns by providing incremental yield. Selecting securities from the second type of issuers --those with low and intermediate but improving credit quality --enhances total returns in two stages. Initially, these securities provide incremental yield. Eventually, price appreciation occurs relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers -- issuers with deteriorating credit quality -- will be avoided, since total returns are enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while the Adviser concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

GLOBAL FUND

          The investment objective of the Global Fund is a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.


                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES AND INSTRUMENTALITIES

          Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Some U.S. Government securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of Fannie Mae) or (d) only the credit of the issuer (such as securities of the Financing

Corporation). The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, authorities and instrumentalities. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, authorities or instrumentalities in the future.

          Securities guaranteed as to principal and interest by the U.S. Government and its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by a guaranty of the U.S. Government or its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate Fund, Short-Term Fund, Core Fund and Global Fund may each invest in mortgage loans and Mortgage-Backed Securities.

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The

Mortgage Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively

Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Fund's portfolio and therefore in the net asset value of the Adjustable Rate Fund and Short-Term Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES MARKET.  The market for
          -------------------------------------------------
U.S. Government agency adjustable rate Mortgage-Backed Securities has developed rapidly in recent years, with over $217.9 billion in such securities now issued. ARMs have accounted for a major portion of mortgage originations since federally chartered thrifts were permitted to originate them in 1981. The growth of the market for U.S. Government agency adjustable rate Mortgage-Backed Securities is the result of this increasing popularity of ARMs, new investment products and research.

          GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several
          ------------------------------------------------
types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Adjustable Rate Fund, Short-Term Fund and Core Fund are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

          GINNIE MAE CERTIFICATES.  The Government National Mortgage Association
          -----------------------
("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

          FANNIE MAE CERTIFICATES.  The Federal National Mortgage Association
          -----------------------
("Fannie Mae") is a stockholder-owned corporation chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

          Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

          FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
          ------------------------
Mac") is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

          Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

          The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loans must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

          CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans
          ---------------------------
underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests on whole loans and participations comprising another Freddie Mac Certificate group.

          MORTGAGE PASS-THROUGH SECURITIES.  Adjustable Rate Fund, Short-Term
          --------------------------------
Fund, Core Fund and Global Fund may invest in government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. Core Fund may also invest in privately issued Mortgage Pass-Throughs.

          The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

          DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in
          ---------------------------
one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

          Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or
                                                              --- ----
disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

          Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

          RATINGS.  The ratings assigned by a rating organization to Mortgage
          -------
Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

          CREDIT ENHANCEMENT.  Credit support falls generally into two
          ------------------
categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

          SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to
          -------------------------------------------------
achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

          In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

          The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

          ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to
          ------------------------------
the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

          VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in
          ------------------
payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

          OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
          --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

          MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
          ---------------------------------------------------------------------
OBLIGATIONS.  Adjustable Rate Fund, Short-Term Fund, Core Fund and Global Fund
-----------
may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. Government agencies and instrumentalities such as Fannie Mae or, in the case of Core Fund, Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

          Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

          CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

          CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.

Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

          STRIPPED MORTGAGE-BACKED SECURITIES.  Adjustable Rate Fund, Short-Term
          -----------------------------------
Fund, Core Fund and Global Fund may invest in stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Core Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Advisers may determine that SMBS issued or guaranteed by the U.S. Government, or its agencies, instrumentalities or authorities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal regulatory aspects of all mortgage loans including the adjustable and fixed rate mortgage loans expected to underlie the Mortgage-Backed Securities in which Adjustable Rate Fund, Short-Term Fund, Core Fund and Global Fund may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

ASSET-BACKED SECURITIES

     Core Fund and Global Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds and Short Duration, Core Fund and Global Fund may invest in deferred interest and capital appreciation bonds.
Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     Zero coupon, deferred interest and capital appreciation securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments and may be required to distribute such amounts at least annually. Because no cash is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CORPORATE DEBT OBLIGATIONS

     Core Fund and Global Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

BANK OBLIGATIONS

     To the extent permitted by their respective investment policies, Adjustable Rate Fund, Short-Term Fund, Global Fund and Core Fund may each invest in obligations issued or guaranteed by United States, and in the case of Global Fund, foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are permitted to engage in different activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

     Core Fund and Short Duration Fund may invest in Municipal Securities. Municipal Securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel for the issuers or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The definition of Municipal Securities includes other types of securities that currently exist or may be developed in the future and that pay, or will pay, in the opinion of such counsel, interest that is excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each of the Fund's investment objective and policies. Each Fund will reflect any such changes in its definition of Municipal Securities in its Prospectus. Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and in some cases commercial and industrial facilities.

     The two principal classifications of Municipal Securities are

"general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Fund and Core Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities can be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of Municipal Securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of Municipal Securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in Municipal Securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     PRIVATE ACTIVITY BONDS.  Short Duration Fund and Core Fund may each invest
     ----------------------
in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. Short Duration Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  Short Duration Fund may invest in municipal leases, certificates of
---------
participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Municipal Income Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Short Duration Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by Short Duration Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by Short Duration Fund.

     Short Duration Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide Short Duration Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide Short Duration Fund with the right to demand payment, on not more than seven days notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Short Duration Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes
and Revenue Anticipation Notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.


     INSURANCE.  Short Duration Fund may invest in "insured" tax-exempt
     ---------
Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles Short Duration Fund to receive the face or par value of the securities held by Short Duration Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of Short Duration Fund.

     Short Duration Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as Short Duration Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Short Duration Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or Short Duration Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by Short Duration Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by Short Duration Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

     AUCTION RATE SECURITIES.  Short Duration Fund may invest in auction rate
     -----------------------
securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Short Duration Fund does not currently intend to invest in auction rate preferred securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.
For purposes of complying with the 20% limitation on Short Duration Fund's investments in Taxable Investments, auction rate preferred securities will be treated as Taxable Investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

     Short Duration Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Investment Company Act of 1940, as amended (the "Act"), and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company, and investing more than 5% of the Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.


     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, Short Duration Fund may acquire the right to sell a security to another party at a guaranteed price and date.

Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from Short Duration Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by Short Duration Fund. In considering whether a security meets Short Duration Fund's quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     Short Duration Fund values Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining Short Duration Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, Short Duration Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     Management of the Trust understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Short Duration Fund intends to take the position that it is the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in its hands. There is no assurance that standby commitments will be available to Short Duration Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core Fund, Adjustable Rate Fund and Short-Term Fund may enter into mortgage swaps and Core Fund and Global Fund may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes, or to adjust the effective duration of its portfolio securities. Core Fund and Global Fund may also enter into swap transactions to seek to increase total return and in the case of Global Fund for hedging purposes. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as, an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of the Global Fund's obligations over its
entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by cash or liquid, high grade debt securities maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings or, in the case of Global Fund, rated investment grade, or if unrated by such rating organizations, determined to be of comparable quality by the applicable Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS.  Short Duration Fund, Core Fund  and Global Fund
     -----------------------
may write (sell) covered call and put options on any securities in which they may invest or on any securities index based on securities in which they may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchange or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid, high-grade debt securities, either of which, in the case of Global Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Short Duration Fund, Core Fund and Global Fund may also write (sell) covered call and put options on any securities index composed of securities in which they may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid, high-grade debt securities with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Short Duration Fund, Core Fund and Global Fund may
     ------------------
also purchase put and call options on any securities in which they may invest or on any securities index based on securities in which they may invest, and each such Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("Protective Puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.


     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.

Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     CURRENCY OPTIONS.  Core Fund  and Global Fund may write covered put and
     ----------------
call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Core Fund and Global Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Fund may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not including in Global Fund's portfolio.

     A call option written by Core Fund and Global Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fund and Global Fund would normally purchase call options in anticipation of an increase in the dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fund or Global Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fund and Global Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Global Fund may use options on currency to seek to increase total return.
Global Fund may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Fund would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Fund would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Core Fund and Global Fund may enter into options on
     -------------------
the yield "spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Core Fund and Global Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purpose (i.e., in an effort to increase its current income) if, in the judgment of the Adviser the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high-grade debt securities sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To hedge against changes in interest rates, securities prices or currency exchange rates or, except in the case of currency futures by Core Fund, to seek to increase total return, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies in the case of Global Fund and Core Fund, and any other financial instruments and indices. A Fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are trade on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fund or Global Fund can seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.


     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price, or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund or Global Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy.
Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium,(upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price.
Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option)to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Adjustable Rate Fund, Core Fund, Short Duration Fund
     --------------------
and Global Fund will engage in futures and related options transactions only for bona fide hedging or, except for purchases or sales by Core Fund of futures on currencies, to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid, high-grade debt securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus,while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN INVESTMENTS

     Core Fund may invest in securities of foreign issuers and up to 25% of the Fund's assets may be invested in fixed income securities quoted or denominated in a currency other than U.S. dollars. Global Fund is expected to invest in securities of foreign issuers. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core Fund and Global Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core Fund and Global Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund or Global Fund is uninvested and no return is earned thereon. The inability of Core Fund or Global Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund or Global Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund or Global Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fund's or Global Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core Fund may enter into forward foreign currency exchange contracts for hedging purposes, and Global Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Fund or Core Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Fund or Core Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when Global Fund or Core Fund anticipates the receipt in a foreign currency of a dividend or interest payments on such a security which it holds, Global Fund or Core Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Fund or Core Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

      Global Fund and Core Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The Global Fund may also purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Global Fund's portfolio.

     Global Fund's and Core Fund's custodian will place cash or liquid, high-grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's Investors Service, Inc ("Moody's") or Standard & Poor's Rating Group ("S&P") or, if unrated by such rating organizations, deemed by the Adviser to be of comparable credit quality) into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or in the case of Global Fund, forward contracts entered into to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked -to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Fund and Core Fund will not enter into a forward contract with a term of greater than one year.

     While Global Fund and Core Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Fund and Core Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Fund and Core Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted securities, that such restricted securities are liquid. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of Restricted Securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for Restricted Securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's average duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

INVESTMENT IN UNSEASONED COMPANIES

     Global Fund may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, excluding issuers whose debt securities have been rated, at the time of investment, investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Fund's policy to invest under normal market conditions 80% of its net assets in Tax-Free Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVE AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the 300% asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

ADJUSTABLE RATE FUND MAY NOT:

     (1) Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund's total assets would be invested in such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, short sales, swap transactions, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowings.

     (3) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (4) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the segregation of assets in connection with the writing of covered put and call options, swap transactions, the purchase of securities on a forward commitment or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts and options on futures contracts.

     (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     (6) Make short sales of securities, except short sales against-the-box, or maintain a short position.

     (7) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (8) Purchase, hold or deal in real estate, including limited partnership interests, or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (9) Invest in commodities or commodity futures contracts, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities and indices, and options on any such futures contracts, and (b) purchase and sell securities on a forward commitment or delayed delivery basis.

     (10) Lend any funds or other assets except through repurchase agreements or the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed one third of the value of its total assets.

     (11) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as permitted in Investment Restriction Nos. (2), (5), (6) and (10).

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have voluntarily adopted the following policies and restrictions on behalf of Adjustable Rate Fund which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Trust without prior notice to or approval of shareholders. Accordingly, Adjustable Rate Fund may not:

     (a) invest more than 10% of its assets in securities of other investment companies;

     (b) purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in shares or attached to debt securities;

     (c) purchase (i) securities of any issuer with a record of less than three years' continuous operation, including predecessors, except U.S. Government securities and securities guaranteed by any foreign government or its agencies or instrumentalities, or (ii) common or preferred stocks that are not readily marketable, if such purchase would cause the investment of the Fund in all such securities to exceed 5% of the value of the total assets of the Fund; or

     (d) purchase puts, calls, straddles, spreads and any combination thereof if the value of the Fund's aggregate investment in such securities exceeds 5% of its total assets.

SHORT-TERM FUND MAY NOT:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that (a), as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries, (b) all finance companies as a group will not be considered a single industry, (c) industry determinations with respect to Securitized Assets will be based on the type of assets backing the security, and (d) there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements or loans by the Fund of securities collateralized by such obligations or by cash. With respect to both clauses (c) and (d), Securitized Assets which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or backed directly or indirectly by obligations so issued or guaranteed will be treated as being within clause (d).

     (2) Purchase the securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or backed directly or indirectly by obligations so issued or guaranteed (including repurchase agreements collateralized by obligations so issued or guaranteed).

     (3) Make loans, except through (a) the purchase of debt obligations or pass-through instruments in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities.

     (4) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's net assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of its net assets (excluding borrowings). The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings outstanding in excess of 5% of the value of its net assets, it will not make any purchases of portfolio instruments. If, due to market fluctuations or other reasons, the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. For purposes of this restriction, neither the arrangements referred to in restriction (5) below nor the purchase or sale of futures or related options shall be regarded as involving the borrowing of money.

     (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a mortgage, pledge or hypothecation of assets.

     (6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options, or purchase or sell interests in oil, gas or other mineral exploration or development programs.

     (8) Purchase any voting securities or invest in companies for the purpose of exercising control or management.

     (9) Act as an underwriter of securities.

     (10) Purchase any security on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions). The payment or deposit by the Fund of initial or variation margin in connection with interest rate futures contracts or related option transactions is not considered the purchase of a security on margin.

     (11) Make short sales of securities or maintain a short position unless (a) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (b) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments.

     (12) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase puts and write, purchase and sell call options with respect to portfolio securities and with respect to interest rate futures contracts.

     For purposes of Short-Term Fund's investment restriction no. 1 above, "Securitized Assets" denotes securities representing interests in pools of assets.

     Although it has the authority to do so, Short-Term Fund does not currently intend to purchase or sell options with respect to portfolio securities, purchase or sell interest rate futures contracts and related options, or purchase or sell interests in oil, gas or other mineral exploration or development programs.

SHORT DURATION FUND MAY NOT:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities, if immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of the outstanding voting securities of such issuer, except that (a) up to 25% of the Fund's total assets may be invested without regard to such limitations and (b) such limitations shall not apply to repurchase agreements collateralized by obligations of the U.S. Government or any of its agencies, authorities or instrumentalities.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. (For the purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This limitation does not apply to investments or obligations of, or to municipal securities which have been pre-refunded by the use of obligations of, the U.S. Government or any of its agencies or instrumentalities.

     3. Borrow money, except: (a) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not exceeding one-third of the Fund's total assets, not including the amount borrowed; (b) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and
(c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities or indices, and options on futures contracts and purchase and sell securities on a forward commitment or delayed-delivery basis.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made in accordance with guidelines established by the SEC and the Trust's Board of Trustees.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction Nos. 3, 4, 9 and 10 and except for any class or series of its shares of beneficial interest.

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have voluntarily adopted the following policies and restrictions on behalf of short Duration Fund which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Trust without prior notice to or approval of shareholders. Accordingly, Short Duration Fund may not:

     (a) Purchase or retain the securities of any issuers if the officers, directors, partners or Trustees of the Trust, its investment adviser or manager owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     (b) Invest more than 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company; or purchase the securities of closed-end investment companies, except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

     (c) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options, other than protective puts, held by the Fund at any time will not exceed 5% of its total assets.

     (d) Invest (a) more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 15% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     (e) Purchase additional securities while the Fund's borrowings exceed 5% of its total assets.

     (f) Invest more than 5% of the Fund's total assets in the securities of issuers which, together with predecessors, have a record of less than three years of continuous operation.

     Short Duration Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. Short Duration Fund may so invest in (a) Municipal Securities the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Securities whose issuers are in the same state, or (c) industrial development obligations.

     For the purpose of applying Short Duration Fund's investment restrictions, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

CORE FUND MAY NOT:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities, if immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of the outstanding voting securities of such issuer, except that (a) up to 25% of the Fund's total assets may be invested without regard to such limitations and (b) such limitations shall not apply to repurchase agreements collateralized by obligations of the U.S. Government or any of its agencies, authorities or instrumentalities.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     3. Borrow money, except: (a) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not exceeding one-third of the Fund's total assets, not including the amount borrowed; (b) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, and (d) transactions in mortgage dollar rolls which are accounted for as financings, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, mortgage dollar rolls that are not accounted for as financings, options, transactions in currencies, forward contracts, currency, mortgage and interest rate swaps (to the extent a segregated account has been established collateralizing the Fund's swap obligations), interest rate caps and floors, futures contracts, options on futures contracts and forward commitment transactions shall not constitute borrowing.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward currency contracts, futures contracts and options on futures contracts, securities or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures contracts and options on futures contracts.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies or indices, and options on futures contracts or currencies and purchase and sell securities or currencies on a forward commitment or delayed-delivery basis.

     10. Lend any funds or other assets except through repurchase agreements or the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction No. 3 and except for any class or series of its shares of beneficial interest.

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have voluntarily adopted the following policies and restrictions on behalf of Core Fund which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Trust without prior notice to or approval of shareholders. Accordingly, Core Fund may not:

     (a) Purchase or retain the securities of any issuers if the officers, directors, partners or Trustees of the Trust, its investment adviser or manager owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     (b) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options, other than protective puts, held by the Fund at any time will not exceed 5% of the Fund's total assets.

     (c) Invest (a) more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 15% of its net assets in restricted securities (including those eligible for resale pursuant to Rule 144A that the Trustees have determined to be liquid).

     (d) Purchase additional securities while the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its total assets.

     (e) Invest more than 5% of the Fund's total assets in the securities of issuers which, together with predecessors, have a record of less than three years of continuous operation.

Global Fund may not:

     (1) Borrow money, except from banks on a temporary basis, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, short sales, transactions in currency, forward contracts, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

    (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

    (3) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

    (4) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

    (5) Make short sales of securities, except short sales against-the-box, or maintain a short position. (The Fund does not currently intend to make short sales against-the-box.)

    (6) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

    (7) Purchase, hold or deal in real estate, including limited partnership interests, or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (8) Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on any such futures contracts or currencies, and (b) purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

    (9) Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

    (10) Issue any senior security (as such term is defined in Section 18(f) of the Act), except as permitted in Investment Restriction Nos. (1), (4), (5) and
(9).

    In addition, as non-fundamental policies, Global Fund may not:

    (1) Invest more than 10% of its total assets in securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.


    (2) Purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in shares or attached to debt securities.

    (3) Invest (a) more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or
(b) more than 10% of its total assets in restricted securities (including those eligible for resale under Rule 144A).

    (4) Invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan or merger, consolidation, reorganization or acquisition.

                                 MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

    Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Paul C. Nagel, Jr., Age 72, 19223 Riverside Drive, Tequesta, Florida 33469. Chairman of the Board of Trustees. Retired, Director and Chairman of the
---------------------------------
Finance and Audit Committees, Great Atlantic & Pacific Tea Co., Inc.; Director, United Conveyor Corporation.

Ashok N. Bakhru, Age 52, 1235 Westlakes Drive, Suite 385, Berwyn, PA 19312. Trustee. President, ABN Associates, Inc., since June 1994. Retired, Senior Vice
-------
President, Scott Paper Company; Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

Marcia L. Beck,* Age 39, One New York Plaza, New York, New York 10004. President
                                                                       ---------
and Trustee.  Director, Institutional Funds Group of GSAM since September 1992;
-----------
Vice President and Senior Portfolio Manager, GSAM from June 1988 to Present.

David B. Ford,* Age 49, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
General Partner, Goldman Sachs, since 1986; Chairman and Chief Executive Officer, GSAM since December 1994.

Alan A. Shuch,* Age 45, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; (overseeing GSAM's fixed income investment management activities and financial, accounting, administrative and systems functions). Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 64, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman and Chief Executive Officer, MSP Communications Inc.
        -------
(a company engaged in radio broadcasting) since November 1988; Consultant, Thomas Industries, Inc. (a manufacturer of lighting fixtures, home decorations and hardware items) from August 1987 to November 1988 and Chairman and member of the Executive Committee prior thereto; Director, Federal Express Corporation; and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 65, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman, Ameritech (a
-------
telecommunications holding company) February 1987 to retirement in 1992 and Vice Chairman, Chief Financial and Administrative Officer of Ameritech prior thereto; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-ended non-diversified management investment company).

Richard P. Strubel, Age 55, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) since January 1984 to October 1994;

Pauline Taylor,* Age 48, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                     ----
President.  Vice President, Goldman Sachs since June 1992; Consultant since 1989
---------
to June 1992; Senior Vice President, Fidelity Investments prior to 1989.

Nancy L. Mucker,* Age 45, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Co-Manager, Shareholder Services for
---------
GSAM.

John W. Mosior,* Age 56, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                     ----
President.  Vice President, Goldman Sachs; Co-Manager, Shareholder Services for
---------
GSAM.

Scott M. Gilman,* Age 35, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990; Assistant Treasurer of the Trust from April 1990 until October 1991; Manager, Arthur Andersen LLP prior thereto.

Michael J. Richman,* Age 34, 85 Broad Street, New York, New York 10004. Secretary. Vice President and Assistant General Counsel, Goldman Sachs since
---------
June 1992; Associate General Counsel, GSAM, Counsel to the Funds Group of GSAM, since June 1992; Partner, Hale and Dorr prior thereto.

Howard B. Surloff,* Age 29, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Counsel, Goldman Sachs since November 1993 and
---------
May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; formerly Associate of Shereff, Friedman, Hoffman & Goodman.

Steven E. Hartstein*, Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs (June 1993 to
-------------------
present); Funds Compliance Officer, Citibank Global Asset Management (August 1991 to June 1993); Legal Assistant, Brown & Wood (prior thereto).

Gail M. Shanley*, Age 26, 85 Broad Street, New York, New York 10004.  Assistant
                                                                      ---------
Secretary.  Legal Product Analyst, Goldman Sachs
---------
since June 1994.  Formerly Blue Sky Legal Assistant at Smith Barney Shearson.

    The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or FMLP is the investment adviser, administrator and/or distributor. As of November 30, 1995, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1995:


                                                            Total
                        Pension or                       Compensation
                        Aggregate       Retirement       from Goldman
                       Compensation  Benefits Accrued    Sachs Mutual
                         from the     as of Part of    Funds (including
  Name of Trustees        Trust      Trust's Expenses    the Trust)*
---------------------  ------------  ----------------  ----------------

Paul C. Nagel, Jr.                 $                 $                 $
Ashok N. Bakhru                    $                 $                 $
Marcia L. Beck                     $                 $                 $
David B. Ford                      $                 $                 $
Alan Shuch                         $                 $                 $
Jackson W. Smart                   $                 $                 $
William H. Springer                $                 $                 $
Richard P. Strubel                 $                 $                 $

* The Goldman Sachs Mutual Funds consisted of mutual funds, including the eleven series of the Trust, on October 31, 1995.

INVESTMENT ADVISERS
-------------------

          FMLP, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short-Term Fund pursuant to separate investment advisory agreements. FMLP, a Delaware limited partnership, is an affiliate of Goldman Sachs, 85 Broad Street, New York, New York 10004. GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Short Duration Fund and Core Fund pursuant to separate investment advisory agreements. GSAM also serves as investment adviser and administrator to Global Fund. GSAM International, 140 Fleet Street, London EC4A 2BJ, England, acts as the Global Fund's subadviser. As a company with unlimited liability under the laws of England, GSAM International is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization in the conduct of its investment advisory business. See "MANAGEMENT" in each Fund's Prospectus for a description of the applicable Adviser's duties as investment adviser and subadviser.

          Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

          The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $120 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers.

          For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

          In planning Short Duration Fund's strategies, Short Duration Fund's portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and mortgage-backed securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities with the portfolio, the Adviser looks for opportunities to enhance Short Duration Fund's yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $__ billion in tax-free securities on _______, 1995, has assembled an experienced team of professionals for selection of Short Duration Fund's portfolio securities. The Adviser manages money for some of the world's largest institutional investors.

          In structuring Adjustable Rate Fund's and Short-Term Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating rate tranches and interest only stripped Mortgage-Backed Securities). The Mortgage-backed securities team managed approximately $5.2 billion in assets at ________, 1995.

          With respect to Adjustable Rate Fund, Short-Term Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread
(OAS) model
to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using mortgage-backed securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

          Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

          The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Short-Term Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

          The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

          Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others. Provision of services to the Advisers will in no way impinge on the ability of Goldman Sachs to trade for its own account or to execute trades for the account of others, nor will Goldman Sachs be obligated to provide the Advisers with all information regarding investment opportunities or trading strategies that may come to Goldman Sachs' attention. Furthermore, the Advisers will use the services of other banking and brokerage firms in addition to Goldman Sachs. The involvement of Goldman Sachs, its affiliates (including the Advisers), partners and officers, in the investment activities and business operations of each Fund may present certain potential conflicts of interest, as described in each Fund's Prospectus under "MANAGEMENT -- Investment Adviser" and "Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in this Additional Statement.

          The fixed income research capabilities of Goldman Sachs are available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

          In addition to fixed income research and credit research, the Advisers in managing Global Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1994; International Economies 1986, 1988-1994; and Currency Movements 1986-1993.

          In allocating assets in the Global Fund's portfolio among currencies, the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

          Each Fund's advisory agreement and Global Fund's Subadvisory Agreement (the "Advisory Agreements") was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 26, 1995. The applicable Fund's Advisory Agreement including Global Fund's Subadvisory Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short-Term Fund on March 27, 1989, the shareholders of Global Fund on December 5, 1991, the sole initial shareholder of Short Duration Fund on September 25, 1992 and the sole initial shareholder of Core Fund on October 29, 1993. Each Advisory Agreement will remain in effect until June 30, 1995 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and
(b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

          Each Advisory Agreement will terminate automatically if assigned (as defined in the Act). Each Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days written notice to the applicable Adviser or by the Adviser in 60 days written notice of the Trust.

          The Advisory Agreements provide that GSAM, FMLP and GSAM International, in their capacity as Advisers and Subadviser, respectively, may each render similar services to others so long as the services under the Advisory Agreements are not impaired thereby. Pursuant to the Advisory Agreements with Adjustable Rate Fund and Short-Term Fund, respectively, FMLP is entitled to receive a fee payable monthly by Adjustable Rate Fund equal on an annual basis to .40 of 1% and by Short-Term Fund equal on an annual basis to .50 of 1% of such Funds' respective average daily net assets. FMLP has voluntarily agreed to reduce such fee by an amount equal to 0.10% annually of such net assets. Pursuant to the Advisory Agreements with Core Fund and Short Duration Fund, respectively, GSAM receives a monthly fee payable by each of Short Duration Fund and Core Fund equal on an annual basis to .40 of 1% of each such Fund's average daily net assets. Pursuant to the Advisory Agreement, GSAM is entitled to receive a monthly advisory fee from the Global Fund equal on an annual basis to 0.25% of the Global Fund's average daily net assets. Pursuant to a separate Subadvisory Agreement with GSAM International and GSAM, GSAM International is entitled to receive a monthly subadvisory fee from the Global Fund equal on an annual basis to 0.50% of its average daily net assets. GSAM and GSAM International voluntarily have agreed to limit such fees to an annual rate equal to 0.10% and 0.30%, respectively, of the Global Fund's average daily net assets. Although GSAM and GSAM International have no current intention to do so, they may modify or discontinue such limitation in the future at their discretion. The fee paid to GSAM International is in addition to the fee paid to GSAM. The applicable Adviser has agreed voluntarily to reduce or otherwise limit for the current fiscal year certain other expenses of Core Fund, Adjustable Rate Fund, Short-Term Fund and Short Duration Fund to the extent that such other expenses (excluding advisory fees, fees paid to Service Organizations (as defined below), taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) would exceed 0.05% per annum of each such Fund's average daily net assets. Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time.

          For the fiscal years ended October 31, 1994, 1993 and 1992, the amounts of the investment advisory fees incurred by each Fund then in existence were as follows:

                          1995      1994        1993
                          ----      ----        ----

Adjustable Rate Fund*     $      $6,798,185  $9,498,008
Short-Term Fund **                1,063,867   1,311,347
Short Duration Fund***              468,868     243,069
Core Fund****                        56,255          NA
Global Fund*****                  1,518,814   1,553,394

For the same periods, Global Fund paid GSAM International Subadvisory fees of $__________, $3,037,627 and $3,106,787, respectively.

_________________________

    * Had expense limitations not been in effect, Adjustable Rate Fund would have paid advisory fees of $________, $6,798,185 and $9,498,008, respectively, for such periods. In addition, the expenses of Adjustable Rate Fund were reduced or otherwise limited in the amounts of $_________, $442,880 and $731,102, respectively, by the Adviser for such periods.


    ** Had expense limitations not been in effect, Short-Term Fund would have paid advisory fees of $_______, $1,329,834 and $1,639,184, respectively, for such periods. In addition, the expenses of Short-Term Fund were reduced or otherwise limited in the amounts of $________, $115,389 and $139,186, respectively, by the Adviser for such periods.

    *** Short Duration Fund commenced operations October 1, 1992. Had expense limitations not been in effect, Short Duration Fund would have paid advisory fees of $_______, $468,868 and $272,283, respectively, for such periods. In addition, the expenses of Short Duration Fund were reduced or otherwise limited in the amount of $________, $192,696 and $412,548, respectively, by the Adviser for such periods.

    **** Core Fund commenced operations January 5, 1994. If expense limitation had not been in effect, Core Fund would have paid an advisory fee of $__________ and $56,255 for such periods. In addition, the expenses of Core Fund were reduced or otherwise limited in the amount of $________ and $141,815, respectively, for such period.

***** Prior to [July 1995], the fee and expense limitations discussed above were not in effect.

    Each Adviser performs administrative services for the applicable Funds under the Advisory Agreements, except in the case of Global Fund where GSAM performs administrative services for Global Fund under a separate Administration Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to such agreements, the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds'
records other than those maintained pursuant to such agreements.   For its
services under its Administration Agreement, the Global Fund pays GSAM a monthly fee equal to 0.15% of its average daily net assets on an annual basis. For the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995 the Global Fund paid GSAM administration fees of $932,036, $911,288, and $__________, respectively.

    ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
    ----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of  the Advisers and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

    Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, Goldman Sachs International ("GSI") and
J. Aron a & Co. ("ARON") have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

    From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

    In connection with their management of applicable Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs, ARON and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers and Subadvisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers and Subadvisers in managing the Funds.

    The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

    An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

    In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs, ARON and/or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

    The Advisers may enter into transactions and invest in currencies or other instruments on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. The Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

    Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

    From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.


DISTRIBUTOR AND TRANSFER AGENT
------------------------------

    Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated February 1, 1993. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs.

    Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

    As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to each Fund equal to (i) .04% (on an annualized basis) of the average daily net assets of the Fund attributable to Institutional, Service and Administration shares and (ii) $12,000 plus $3.50 per cent per annum with respect to the Class A and Class B Shares of each Fund offering such shares.

    For the fiscal years ended October 31, 1995, 1994 and 1993 the amounts of transfer agency fees incurred by each Fund then in existence were as follows:




                         1995                1994            1993
                         ----                ----            ----

Adjustable Rate Fund                         $679,819        $949,645
Short-Term Fund                                     0               0
Short Duration Fund                            46,887          27,248
Core Fund*                                      5,637             N/A
Global Fund

_________________________



*    Core Fund commenced operations on January 5, 1994.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by each Fund include, without limitation, the fees payable to the Advisers and Goldman Sachs, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plan applicable to a particular class any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plan applicable to a particular class and transfer agency fees all Fund expenses are borne on a non-class specific basis.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by GSAM or FMLP, as the case may be, in performing certain accounting services not being provided by the Trust's custodian.

     With respect to Global Fund, GSAM and GSAM International voluntarily have agreed to reduce or otherwise limit certain Other Expenses of the Fund (excluding transfer agency fees advisory, subadvisory and administration fees, fees payable under administration, distribution and authorized dealer service plans, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) to 0.06% of the Fund's average daily net assets. Such reductions or limits are calculated monthly on a cumulative basis. Although the Adviser and Subadviser have no current intention of modifying or discontinuing such expense limitation or the limitations on the advisory or subadvisory fees, described above under "Advisory and Administrative Services --Investment Advisers and Administrator," each may do so in the future at its discretion.

     As stated in the Prospectuses, each Fund is responsible for the payment of all expenses other than those assumed by its Adviser or in the case of Global Fund, its Adviser, Subadviser and Administrator. However, each Adviser has agreed that if, in any fiscal year, the sum of a Fund's expenses otherwise payable (including the fee payable to the Adviser, but excluding taxes, interest, brokerage and, where permitted, extraordinary expenses such as for litigation) would exceed the expense limitations applicable to a Fund imposed by state securities administrators, as such limitations may be lowered or raised from time to time, it will reduce its fee or make other arrangements to limit Fund expenses to the extent required by such expense limitations. The most restrictive expense limitation imposed by state securities administrators provides that annual expenses (as defined) may not exceed 2 1/2% of the first $30 million of the average value of each Fund's net assets, plus 2% of the next $70 million of such assets, plus 1 1/2% of such assets in excess of $100 million.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, 100 Oliver Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Fund and Core Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Advisory and Subadvisory Agreements provide that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Advisory Agreements provide that, on occasions when the Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. To the extent that the execution and price offered by more than one dealer are comparable, the Advisory and Subadvisory Agreements permit each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services. The fees received under the Advisory and Subadvisory Agreement are not reduced by reason of the Advisor or Subadviser receiving such brokerage and research services.

     For the fiscal years ended October 31, 1995, 1994 and 1993, the Funds then in existence paid no brokerage commissions.

     During the fiscal year ended October 31, 1995, the Funds acquired and sold securities of their regular broker-dealers: [to be inserted]

                                 SHARES OF THE TRUST

          The Trust's Agreement and Declaration of Trust dated September 24, 1987, as amended (the "Trust Agreement"), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series, provided each share has a par value of $.001 per share, represents an equal proportionate interest in that series with each other share of the same class and is entitled to such dividends out of the income belonging to such series as are declared by the Trustees.

          The Trustees have authority under the Trust Agreement to create and classify shares of beneficial interest in separate series of the Trust without further action by shareholders. As of the date of this Additional Statement, the Trustees have authorized shares of the Funds and two other series. The Trust Agreement further authorizes the Trustees of the Trust to classify or reclassify any series or portfolio of shares into one or more classes. Pursuant thereto, the Board of Trustees has authorized the issuance of three classes of shares of Short-Term Fund, Short Duration Fund and Core Fund: Institutional Shares, Administration Shares and Service Shares. The Board of Trustees has authorized the issuance of four classes of shares of Adjustable Rate Fund:
Institutional Shares, Administration Shares, Service Shares and Class A Shares. The Board of Trustees has authorized the issuance of four classes of share of Global Fund: Institutional Shares, Service Shares, Class A Shares and Class B Shares. As of October 31, 1995, no Service Shares of the Adjustable Rate Fund and Short-Term Fund were outstanding; no Administration or Service Shares of Core Fund were outstanding; and no Service Shares or Class B Shares of Global Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share (Adjustable Rate Fund and Global Fund only) and Class B Share (Global Fund only) of a Fund represents an equal proportionate interest in the assets belonging to the Fund. All Fund expenses are allocated among classes based on a percentage of a Fund's aggregate average net assets, except that transfer agency fees and fees under distribution, authorized dealer service, administration and service plans relating to a particular class will be borne exclusively by that class.

          It is contemplated that most Administration Shares and Service Shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Administration Shares and Service Shares will each be marketed only to such investors, at net asset value with no sales load. Institutional Shares may be purchased for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares. Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Service Shares, responding to customer inquiries and assisting customers with investment procedures. Service Shares bear the cost of service fees at the annual rate of up to 0.50 of 1% of the average daily net assets of such Service Shares. (Institutions that provide services to holders of Administration Shares or Service Shares are referred to in this Additional Statement as "Service Organizations").

          Class A Shares of Adjustable Rate Fund and Global Fund are sold, with an initial sales charge of up to 1.50%, in the case of Adjustable Rate Fund, and 4.5%, in the case of Global Fund; through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of ARGA Fund and Global Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets of such Class A Shares. Currently, Goldman Sachs has voluntarily agreed to waive its entire fee with respect to Adjustable Rate Fund. Goldman Sachs may discontinue or modify such as waive at any time. Class A Shares with Adjustable Rate Fund and Global Fund also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of Global Fund are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares of Global Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares of Global Fund also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of Global Fund attributable to Class A shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service and, for Adjustable Rate Fund and Global Fund, Class A Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.

Administration Shares, Service Shares and, for Adjustable Rate Fund, Class A Shares may each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another fund and certain money market funds sponsored by Goldman Sachs. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution (Class A Shares of Adjustable Rate Fund and Global Fund only) fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of November 30, 1995, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds:
Adjustable Rate Fund - First Security Bank of Idaho, FBO: Idaho Housing Agency, P.O. Box 30007, Salt Lake City, UT 84130 (5.83%); St. Treasurer/Nebr. Invest. Council, (5.12%); Fundex Corporation, Attn: Mitsuru Hashimoto, 1875 South Grant Street, Suite 740, San Mateo, CA 94402-2670 (5.01%); Banco Bileao Vizcaya, (7.67%); BankAmerica National Trust Co. ((8.92%); Meadows Foundation, Inc. (5.27%); Short-Term - West Virginia University Foundation, Attn: Marie Amoyt, 3168 Collins Ferry Road, P.O. Box 4533, Morgantown, WV 26504-4533 (7.39%); Central Carolina Bank & Trust Co., Attn: Norwood Thomas, Jr., P.O. Box 931, Durham, NC 27702 (9.09%); Richfield Bank & Trust Co., Attn: Judith Ferguson, 6625 Lyndale Ave., South Richfield, MN 55423 (14.86%); State Street Bank & Trust Co., (30.64%); Short Duration Fund - G-K-G Inc., Attn: Bernard Gassin, 166 Oak Knoll Terrace, Highland Park, IL 60035 (5.65%); Westport Bank & Trust, Attn:
Arnold Levine, P.O. Box 5177, Westport, CT 06881 (5.32%); Donald R. Grant, 85 Broad Street, New York, NY 10004 (9.57%); MGIC, Attn: James McGinnis, P.O. Box 297, Milwaukee, WI 53201 (27.16%); Indiana Trust & Investment (5.09%); Global Fund - State Street Bank & Trust Trustee, Goldman Sachs Profit Sharing Master Trust, Attn: Box 1992, Boston, MA 02105-1992 (99%).

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the

Trust itself would be unable to meet its obligations.

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities)and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's prospectus).

          For the purpose of calculating the net asset value of the Funds, portfolio securities, other than money market instruments, for which accurate market quotation are readily available are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. Portfolio securities for which accurate market quotation are not readily available and other assets are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees and may include yield equivalents or a price matrix. Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Fund and Core Fund calculates their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment would be made.

                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to such stocks or securities (the "short-short test"); and
(c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Fund and may therefore make it more difficult for Global Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. At October 31, 1995, the Adjustable Rate Fund had approximately $_________ of capital loss carry forwards, which expires as follows: $_________ in ____ and $_________ in ____. At October 31, 1995, the Core Fund had approximately $_______ of capital loss carry forwards, which expires in ____. At October 31, 1995, the Short-Term
Fund and Short Duration Fund had no capital loss carry forwards.   At October
31, 1995, the Global Fund had $__________ of capital loss carry forwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. This capital loss carryforward expires in ____.

          In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

          For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were paid by the Fund and received by shareholders on December 31 of the year declared.

          Short Duration Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Short Duration Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Short Duration Fund may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

          The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Short Duration Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Short Duration Fund, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Short Duration Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these futures contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

          Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Fund.
Under these rules, foreign exchange gain or loss realized by Core Fund or Global Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's or Global Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

          Core Fund and Global Fund may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of Global Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and therefore will not make this election. Core Fund and, if it does not make the election, Global Fund will, however, be entitled to deduct such taxes in computing investment company taxable income.

          If Global Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Fund makes the election referred to above.

          If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) ( bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Fund not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by such Fund.

          Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

          If Core Fund or Global Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core Fund or Global Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core Fund or Global Fund is timely distributed to its shareholders. Core Fund or Global Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core Fund or Global Fund to recognize taxable income or gain without the concurrent receipt of cash.
Core Fund or Global Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

          SHORT DURATION FUND. Short Duration Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, Short Duration Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, Short Duration Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes.

Short Duration Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted during the last decade not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Short Duration Fund's distributions attributable to interest the Short Duration Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of Short Duration Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If Short Duration Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by Short Duration Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends Short Duration Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by Short Duration Fund, are treated as interest on Municipal Securities and may be distributed by Short Duration Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under
Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by Short Duration Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of Short Duration Fund is not deductible to the extent attributable to exempt-interest dividends.

          Although all or a substantial portion of the dividends paid by Short Duration Fund may be excluded by shareholders of Short Duration Fund from their gross income for federal income tax purposes, Short Duration Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from Short Duration Fund, whether or not attributable to private activity bond interest, may increase the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax, to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

          ALL FUNDS. Distributions of investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

          It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than limited investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

          Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

          Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

          When a shareholder's shares are sold, redeemed or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

          After the close of each calendar year, Short Duration Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Fund during the period of their investment in Short Duration Fund.

          All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

          Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Fund will not be subject to backup withholding if such Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

          The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends of investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

          Any gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

          Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

 STATE AND LOCAL TAXES

          A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                            PERFORMANCE INFORMATION

          Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

          Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price (i.e., net asset value) per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, Short Duration Fund's tax-free yield. Tax equivalent yield is calculated by dividing Short Duration Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

          Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the net asset value per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

          The following table presents thirty-day yield, tax equivalent yield (Short Duration Fund only), distribution rate and average annual total return (capital plus reinvestment of all distributions)for Class A Shares for the periods indicated.

          Thirty-day yield, tax equivalent yield (Short Duration Fund only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. There were no Service Shares of the Adjustable Rate Fund, Short-Term Fund and Core Fund, no Service Shares of Global Fund and no Administration Shares of Core Fund outstanding during the periods presented below.

                                     YIELD

                           Investment     Pro-Forma
Fund                         Period        Yield          Yield/1/
----                       ----------     ---------       -----
                           30-Days
                           ended
                           10/31/95

Adjustable Rate Fund
  Institutional Shares
  Administration Shares
  Service Shares/2/
  Class A Shares/2/
  - Assumes 1.5% sales charge
  Class B Shares

Short-Term Fund
  Institutional Shares
  Administration Shares
  Service Shares/3/

Short Duration Fund
  Institutional Shares
  Administration Shares
  Service Shares/4/

Core Fund
  Institutional Shares
  Administration Shares/5/
  Service Shares/5/

Global Fund
  Institutional Fund
  Class A Shares
  (Assumes 4.5% sales charge)
  Service Shares/7/
  Class B Shares


                               DISTRIBUTION RATE

                                                         Pro-Forma
                      Investment        Distribution    Distribution
Fund                    Period              Rate           Rate/1/
----                    ------          ------------       ----
                        30-Days
                        ended
                        10/31/95

Adjustable Rate Fund
  Institutional Shares
  Administration Shares


  Service Shares/2/
  Class A Shares/2/
  - Assumes 1.5% sales charge
  - Assumes no sales charge

Short-Term Fund
  Institutional Shares
  Administration Shares
  Service Shares/3/

Short Duration Fund
  Institutional Shares
  Administration Shares
  Service Shares/4/

Core Fund
  Institutional Shares
  Administration Shares/5/               N/A          N/A
  Service Shares/5/                      N/A          N/A



Global Fund
   Institutional Fund
   Service Shares/7/
   Class A Shares
   - Assumes 4.5% sales charge
   - Assumes no sales charge
   Class B Shares


                            TAX-EQUIVALENT YIELD/6/

                                                           Pro-Forma
                          Investment     Tax-Equivalent    Tax-Equivalent
Fund                      Period               Rate        Yield
                          ------         --------------    --------------
                          30-Days
                          ended
                          10/31/95

Short Duration
Institutional Shares
Administration Shares
Service Shares/4/

_______________________________


1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2 There were no Service Shares of Adjustable Rate Fund outstanding during the periods indicated.
3 There were no Service Shares of Short-Term Fund outstanding during the periods indicated.
4  Service Share activity of Short Duration Fund commenced on September 20,
   1994.
5 There were no Administration Shares or Service Shares of Core Fund outstanding during the periods indicated.
6 The tax-equivalent rate of Short Duration Fund is computed based on the 39.6% federal income tax rate.

7 There were no Service Shares or Class B Shares of Global Fund outstanding during the period indicated.

        The above tables should not be considered a representation of future performance.

                                                        [to be updated]
                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                   Ending
                                                                  Redeemable
                                                                   Value of
                                                                  Investment
                             Investment   Investment   Amount         at
           Fund                 Date        Period    Invested    Period End            Cumulative              Average Annual
           ----                 ----        ------    --------    ----------            ----------              --------------

                                                             With Fee Without Fee    With Fee    With Fee    With Fee    Without Fee

                                                             Reduction   Reduction   Reductions  Reductions  Reduction   Reductions
                                                             and/or      and/or      and/or      and/or      and/or      and/or
                                                             Expense     Expense     Expense     Expense     Expense     Expense
                                                             Limitations Limitations Limitations Limitations Limitations Limitations

                                                             ----------- ----------- ----------- ----------- ----------- -----------

Adjustable Rate Fund
 Institutional Shares        7/17/91/1a/  ended      $   1,000   $_______      $_______      _____%       _____%    ____%     ____%
                                          10/31/95
                             11/1/94      one year
                                          ended
                                          10/31/95   $   1,000  $_______       $_______      _____%       _____%    ____%     ____%
 Administration Shares
                             4/15/93/1b/  ended      $   1,000  $_______       $_______      _____%       _____%    ____%     ____%
                                          10/31/95
                             11/1/94      one year
                                          ended
                                          10/31/95   $   1,000  $_______       $_______      _____%       _____%    ____%     ____%
 Service Shares/1c/                                                  N/A            N/A        N/A          N/A      N/A       N/A

 Class A Shares
 Assumes 1.5% Sales Charge                           $   1,000  $_______       $_______      _____%       _____%    ____%     ____%

 Assumes No Sales Charge                                        $_______       $_______      _____%       _____%    ____%     ____%
 1.5% Sales Charge and No Fee
   or Expense limitations                                       $_______       $_______      _____%       _____%    ____%     ____%
No Sales Charge or Fee
   or expense limitations                                       $_______       $_______      _____%       _____%    ____%     ____%

Short-Term Fund
 Institutional Shares        8/15/88/2a/  ended      $   1,000  $_______       $_______      _____%       _____%    ____%     ____%
                                          10/31/95
                             11/1/94      one year
                                          ended
                                          10/31/95   $   1,000  $_______       $_______      _____%       _____%    ____%     ____%
                             11/1/89      five years
                                          ended      $   1,000  $_______       $_______      _____%       _____%    ____%     ____%
                                          10/31/95
 Administration Shares
                             4/15/93/b/   ended      $   1,000  $_______      $_______      _____%       _____%    ____%     ____%
                                          10/31/95
                             11/1/94      one year
                                          ended
                                          10/31/95   $   1,000  $_______      $_______      _____%      _____%     ____%     ____%
 Service Shares/2a/                                                   N/A           N/A        N/A         N/A        N/A      N/A


                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                   Ending
                                                                  Redeemable
                                                                   Value of
                                                                  Investment
                             Investment   Investment   Amount         at
           Fund                 Date        Period    Invested    Period End            Cumulative              Average Annual
           ----                 ----        ------    --------    ----------            ----------              --------------

                                                             With Fee Without Fee    With Fee    With Fee    With Fee    Without Fee

                                                             Reduction   Reduction   Reductions  Reductions  Reduction   Reductions
                                                             and/or      and/or      and/or      and/or      and/or      and/or
                                                             Expense     Expense     Expense     Expense     Expense     Expense
                                                             Limitations Limitations Limitations Limitations Limitations Limitations

                                                             ----------- ----------- ----------- ----------- ----------- -----------

Short Duration Fund
 Institutional Shares        10/31/92/3a/  ended       $1,000  $_______     $_______     ____%         ____%         ____%     ____%
                                           10/31/95

                                 11/1/94   one
                                           year
                                           ended
                                           10/31/95    $1,000  $_______     $_______     ____%         ____%         ____%     ____%


 Administration Shares      5/20/93/3b/    ended       $1,000  $_______     $_______     ____%         ____%         ____%     ____%
                                           10/31/95

                                11/1/94    one
                                           year
                                           ended
                                           10/31/95    $1,000  $_______     $_______     ____%         ____%         ____%     ____%

 Service Shares             9/20/94/3c/    ended       $1,000  $_______     $_______     ____%         ____%         ____%     ____%
                                           10/31/95

Core Fund
 Institutional Shares       1/15/94/4a/    ended
                                           10/31/95    $1,000  $_______     $_______     _____%        ____%         ____%    _____%

 Administration Shares/4b/                                     N/A          N/A          N/A           N/A           N/A      N/A
 Service Shares/4b/                                            N/A          N/A          N/A           N/A           N/A      N/A


                  VALUE OF $1,000 INVESTMENT IN CLASS A SHARES
                                 (TOTAL RETURN)

                                                                                  Ending Redeem-
                                                                                    able Value
                                      Investment       Investment       Amount     of Investment
              Fund                       Date            Period        Invested    at Period End     Cumulative     Average Annual
---------------------------------  ----------------  ---------------  ----------  ---------------  ---------------  ---------------

 Global Fund                       8/2/91/5a/        ended 10/31/95   $   1,000

 Class A Shares
                   Assumes 4.5% Sales  Charge                                     $_____.__            __.__             .__%
                   Assumes No Sales
                   Charge                                                          _____.__            __.__%            .__%
                   4.5% Sales Charge and No Fee
                   or expense limitation                              $1,111.60    _____.__%           __.__%            .__%
                   No Sales Charge or Fee
                   or expense limitation                                          $_____.__            __.__%            .__%

                                       11/1/94       ended 10/31/95  $ 1,000.00

                   Assumes 4.5% Sales
                   Charge                                                         $_____.__            -.__%            -.__%
                   Assumes No Sales
                   Charge                                                         $_____.__            -.__%            -.__%
                   4.5% Sales Charge and No Fee or
                   expense limitation                                             $_____.__            -.__%            -.__%
                   No Sales Charge or Fee or
                   expense limitation                                             $_____.__            -.__%            -.__%

Institutional Shares/5b/                                                              N/A              N/A              N/A

Service Shares/5b/                                                                    N/A              N/A              N/A

________________________



________________________

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commenced operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated. Class A shares were initially issued on May 12, 1995.
2a Institutional Shares of Short-Term Fund commenced operations on August 15, 1988.
2b Administration Shares of Short-Term Fund commenced operations on April 15, 1993.
2c No Service Shares of Short-Term Fund were outstanding during the periods indicated.
3a  Institutional Shares of Short Duration commenced operations on October 1,
    1992.
3b  Administration Shares of Short Duration commenced operations on May 20,
    1993.
3c Service Shares of Short Duration commenced operations on September 20, 1994. 4a Institutional Shares of Core Fund commenced operations on January 5, 1994. 4b No Administration Shares or Service Shares of Core Fund were outstanding during periods indicated.
4c No Service Shares or Class B Shares of Global Fund were outstanding during periods indicated.

5a  Class A Shares of Global Fund commenced operations on ____________.
5b No Institutional Shares or Service Shares of Global Fund were outstanding during the periods indicated.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

   The above table should not be considered a representation of future performance.

    Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

    Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donoghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  ---------------------------------------------------     -----

    In addition, Adjustable Rate Fund and Short-Term Fund may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2 Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

    Short Duration Fund may from time to time advertise its performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices;
(c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices;
(d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

    Core Fund and Global Fund may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds).

    The Global Fund may advertise information which has been provided to the National Association of Securities Dealers, Inc. for publication in regional and local newspapers. In addition, Global Income Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the

Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Shearson Lehman Hutton, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch and Donaldson Lufkin and Jenrette; and (k) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds).

    The composition of the investments in the above referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages, as well as the averages set forth in Appendix __, are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

    From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

    In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

    In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

    Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

    The Trust assumed its current name on March 22, 1991. Prior thereto, the Trust's name was "Goldman Sachs -- Short-Intermediate Government Fund." Short-Term Fund assumed its current name in May 1991. Prior thereto, Short-Term Fund's name was "GS Short-Intermediate Government Fund." Goldman Sachs licensed the name "Goldman Sachs" and derivatives thereof to the Trust (and Fund) on a royalty-free basis and Goldman Sachs has reserved to itself the right to grant the non-exclusive right to use the name "Goldman Sachs" to any other person. At such time as the Advisory Agreement for a Fund is no longer in effect, the Trust on behalf of that Fund has agreed that such Fund will (to the extent it lawfully can) cease using the name "Goldman Sachs."

    A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

    The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

    The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

    Although each Fund is offering only its own shares, since the Funds use a combined Additional Statement, it is possible that one Fund might become liable for a misstatement or omission in this Additional Statement regarding another Fund. The Trustees for each Fund have considered this factor in approving the use of a combined Additional Statement.


                              FINANCIAL STATEMENTS

    The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1995 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the inside cover of each Fund's Prospectus.

--------------------------------------------------------------------------------
Letter to Shareholders

--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to have the opportunity to review the performance and activity of the Goldman Sachs Fixed Income Portfolios for the 12-month period ended October 31, 1995. To help put the portfolios' performance in perspective, we are also providing a brief overview of the U.S. economy and bond market during the period.

Bonds Rallied Strongly as Rates Fell

     The U.S. bond market began the period under review (November 1, 1994 through October 31, 1995) still feeling the impact of rising rates. By year-end 1994, however, the bond market showed signs of strength and gained further momentum in 1995, primarily due to the slowing economy and subdued inflation. For the 12 months ended October 31, bonds enjoyed one of their best years ever, with the 30-year Treasury recording a total return of approximately 29%, competitive with the soaring stock market.

The Economy Started Strong, Slowed in Spring, Then Recovered

     The 12-month period began with the economy exhibiting robust growth and a wide range of indicators pointing to continued acceleration. The 1994 fourth-quarter real Gross Domestic Product (GDP) grew 5.1%, with employment, real disposable income, consumer spending and sales of new and existing homes all displaying impressive strength.

     While 1995 began with real GDP increasing by 2.7% during the first quarter, the pace of growth had clearly moderated. That trend became more pronounced as a host of weak or declining indicators during the spring revealed that the economy abruptly slowed during the second quarter of 1995. Significantly, the growth of second-quarter real GDP was an anemic 1.3%.

     By August, the economy appeared to revive. Employment, housing, construction spending and several other indicators showed signs of improvement that persisted into the fall. The flow of positive economic data appeared to indicate that the prior slowdown was largely due to a short-term inventory correction.

     Third-quarter GDP growth was reported at an unexpectedly high 4.2%, which many interpreted as a result of one-time events. By the end of October, however, key economic reports were sending mixed signals regarding the health of the economy once again. Firmness in interest-rate-sensitive areas such as housing, motor vehicle sales and durable goods orders suggested steady growth, but retail sales and industrial output indicators were weak. Though the condition of the economy appeared uncertain, most observers agreed that inflation remained contained, with the Producer Price Index (PPI) and Consumer Price Index (CPI) up 2.6% and 2.8%, respectively, for the 12-month period ended October 31, 1995.

Fed Raised Rates Twice During the Period, Then Cut as Inflation Fears Eased

     The U.S. Federal Reserve Board raised the federal funds rate (the rates banks charge one another for overnight borrowing) by 75 basis points in November 1994 and by 50 basis points in February 1995. Including those two hikes, the Fed raised rates a total of seven times in its tightening cycle (from February 1994 through February 1995) by a total of 300 basis points to 6.00%.

     The Fed remained neutral until early July 1995, when receding inflationary pressures and a weakening economy prompted it to cut the federal funds rate 25 basis points to 5.75%.

-------------------------------------------------------------------------------------
Table of Contents
Market Overview                              1     GS Core Fixed Income Fund       21
GS Adjustable Rate Government Agency Fund    3     Financial Statements            28
GS Short-Term Government Agency Fund         9     Notes to Financial Statements   32
GS Short Duration Tax-Free Fund             15     Financial Highlights            39
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders   (continued)

--------------------------------------------------------------------------------

     During the period under review, the yield curve flattened dramatically. The yield on six-month Treasury bills declined only slightly, from 5.66% on October 31, 1994, to 5.55% on October 31, 1995. However, for the same time period the yield on the 30-year U.S. Treasury bond fell more dramatically, from 7.97% a year ago to 6.33%.

Historical Treasury Yield Curve

                             [CHART APPEARS HERE]

                                   10/31/94        10/31/95
                3-Month            5.14%           5.49%
                6-Month            5.66%           5.55%
                1                  6.14%           5.55%
                2                  6.82%           5.61%
                3                  7.05%           5.68%
                5                  7.48%           5.81%
                10                 7.81%           6.02%
                30                 7.97%           6.33%

Source:  Bloomberg, L.P.

The yield curve flattened considerably as the yields on longer-term Treasuries fell more than the yields on shorter-term Treasuries, which shifted the curve downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.

Economic Outlook: Signals Mixed as Economy Moderates and Budget Debate Continues

     While the economy continues to show relative strength in some sectors such as housing, durable goods orders and employment, and the stock market remains strong, evidence of weakness has begun to emerge. Most notably, retail sales declined amid increasing levels of consumer debt, and industrial production was basically flat in October. With inflation under control, many expect the Fed to ease rates again in December if further weakening occurs. The favorable resolution of the federal budget debate, anticipated by year-end, is also a key factor in influencing further rate cuts. Near term, a healthy bond market is likely to persist. Longer term, economic growth is generally expected to pick up gradually by mid-1996.

     We thank you for making the Goldman Sachs Fixed Income Portfolios part of your investment program and we look forward to continuing to serve your investment needs.

Sincerely,


/s/ David B. Ford
David B. Ford
Chief Executive Officer


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments

Goldman Sachs Asset Management
November 30, 1995

--------------------------------------------------------------------------------
                                       2

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund

--------------------------------------------------------------------------------

Investment Objective

     The GS Adjustable Rate Government Agency Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). The target duration of the fund is between six months and one year.

Special Events

     On April 28, 1995, the GS Government Agency Portfolio (for Financial Institutions) was reorganized into the GS Adjustable Rate Government Agency Fund. In addition, on May 15, 1995, the Goldman Sachs Adjustable Rate Mortgage Fund (ARM Fund) was reorganized into the GS Adjustable Rate Government Agency Fund. Shareholders of the ARM Fund were issued GS Adjustable Rate Government Agency Class A shares in exchange for their ARM Fund shares.

A Challenging ARM Market

     Interest rate fluctuations during the period under review had a direct impact on the ARM market. As a result, ARMs experienced three distinct phases:

 .    At the start of the fund's fiscal year on November 1, 1994, spreads between
ARMs and Treasuries were relatively wide, due to a fear that ARMs would reach their periodic caps (the maximum their coupons can be raised within a specified time period) in the rising interest rate environment.

 .    That situation generally persisted through January 1995, at which point the
ARM market entered a second phase: interest rates stabilized, cap risk declined and the prospects for ARMs brightened. This favorable ARM environment continued through late spring, until interest rates began to decline.

 .    Starting approximately in June 1995, spreads between ARMs and Treasuries began widening again, this time as a result of increased prepayment risk based on the assumption homeowners would refinance their mortgages at lower rates. For the first time since 1989, it became possible for homeowners to switch from an ARM to a fixed-rate mortgage and lower their effective coupon payments. ARM spreads continued to be wide as of the end of the period, though there were indications of stabilization as winter's seasonably slower prepayment period approached.

Performance Review

     For the 12-month period ended October 31, 1995, the fund's Institutional shares had a total return of 6.75% (6.39% in monthly distributions and 0.36% in share price appreciation) and its Administration shares had a total return of 6.48% (6.12% in monthly distributions and 0.36% in share price appreciation). Both share classes outperformed the 6.21% return of the six-month U.S. Treasury bill but underperformed the 6.98% return of the one-year U.S. Treasury bill. As of the end of the period, the fund maintained a duration of approximately 0.7 years, about midway between that of the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. When the yield curve flattened during the period, the fund's performance benefited more from the rise in bond prices than the six-month U.S. Treasury bill, but not as much as the one-year U.S. Treasury bill.

     From their inception on May 15, 1995, through October 31, 1995, the fund's Class A shares returned 2.74% based on NAV (2.93% in monthly distributions and -0.19% in share price depreciation). For the same period, the six-month Treasury bill returned 2.81% and the one-year Treasury bill returned 3.08%. The fund's Class A shares underperformed the six-month and one-year Treasury bills during the five and a half months they have been available because the ARM market experienced a high level of volatility and prepayment risk during that brief period.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------

                            NAV             NAV Change           30-Day SEC
Share Class              (10/31/95)    (10/31/94-10/31/95)     Yield (10/31/95)
-----------              ----------    -------------------     ----------------
Institutional              $9.77             +$0.03                  6.12%
Administration             $9.77             +$0.03                  5.87%
Class A                    $9.77             -$0.02*                 5.78%

*  From Class A shares' inception on May 15, 1995 through October 31, 1995.

Portfolio Composition and Investment Strategies

     Portfolio composition remained quite similar to a year ago, with the exception of a slight increase in the fund's repurchase agreement/cash equivalent position and a decrease in its CMO position.

                 Portfolio Composition as of October 31, 1995*

                           [PIE CHART APPEARS HERE]

                      ARMs                        80.2%
                      Agency Debentures            8.9%
                      CMOs                         7.7%
                      Repos/Cash Equivalents       3.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    ARMs. As of October 31, 1995, the fund's primary investment continued to be in ARMs (80.2%), in approximately the same weighting as a year ago (78.6%). We continued to stress fully indexed, one-year Constant Maturity Treasury (CMT) ARMs. The rates on these CMT ARMs adjust annually, based on the yield of the one-year U.S. Treasury bill and, as a result, they provide greater income stability than ARMs linked to some other indexes.

     We favored seasoned ARMs, which have lower prepayment risk than nonseasoned ARMs. Seasoned ARMs are adjustable rate mortgages that have been in existence for several years. They are preferred in a high-prepayment environment because it is assumed that homeowners who did not refinance their mortgages in prior periods of lower rates are less likely to refinance in the future.

 .    Agency Debentures. The fund's 8.9% position in agency debentures were short-duration Small Business Administration (SBA) securities, held because they offered attractive spreads relative to Treasuries.

 .    CMOs. The fund held a 7.7% position in collateralized mortgage obligations
(CMOs). We reduced the fund's position in sequential-pay CMOs to 1.9%, when they became expensive relative to other sectors. The sequential-pay CMOs provided diversification and relatively predictable cash flows that helped contribute to the fund's principal stability.

     The fund's CMO position also included CMO floaters (1.7% of the portfolio), which added an incremental return over Treasuries. The remaining CMOs were primarily super floaters and inverse floaters, as discussed below.

 .    Prudent Use of Derivatives. We used higher-risk derivatives very sparingly during the period. As of October 31, 1995, the fund held super floaters and inverse floaters representing 2.5% and 1.4% of the portfolio, respectively. Super floaters are floating-rate securities whose coupons reset higher and more quickly than regular ARMs. The super floaters performed well when rates were rising at the beginning of the period under review, but they did not work in our favor when rates declined. Inverse floaters were held for their potential incremental yield and benefited the fund when rates fell. We also held small positions in interest-only (IO) and inverse IOs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------

 .    Duration. As of October 31, 1995, the duration of the fund was 0.7 years, approximately half its duration last year. Since January 13, 1995, the fund has been permitted to hold financial futures, which we used as a tool to shorten the fund's duration.

 .    Credit Quality. The fund invests solely in securities issued by the U.S.
government and its agencies or instrumentalities.

ARM Outlook

     We are currently cautiously optimistic regarding the ARM market, but we will continue to carefully monitor the sector's prepayment risk. Going forward, we expect the recent spate of bank mergers to increase supply and further widen yield spreads between ARMs and Treasuries. (Merging banks typically need to raise funds, so they tend to securitize more of their mortgages.) Conversely, because of the flattened yield curve, new ARM production is expected to be stable or to decline, as homeowners opt for fixed-rate mortgages. As always, we will use our proprietary models to identify individual ARM securities with attractive coupons, average lives and option-adjusted spreads that are expected to offer the most value for the fund.

Distribution Policy

     The fund's Institutional and Administration shares distributed $0.60 per share and $0.58 per share, respectively, for the 12-month period ended October
31. From their inception on May 15, 1995, through October 31, 1995, the fund's Class A shares distributed $0.28 per share.

     The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund or significantly affected its NAV per share.

     Thank you for your support during the past year's challenging ARM market. Looking ahead, our team of experienced mortgage specialists will continue to do their best to seek out attractive fixed income investment opportunities. We look forward to serving your investment needs in the future.

Sincerely,


/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
GS Adjustable Rate Government Agency Fund
November 30, 1995

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
October 31, 1995
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Adjustable Rate Government Agency Fund based on each classes normal minimum initial investment, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          HYPOTHETICAL INVESTMENTS(a)


                             Institutional Shares

              Institutional Shares     Lehman 1-2 Index     One Yr. T-Bill    Six Mo. T-Bill
8/1/91              $50,000                $50,000             $50,000           $50,000
10/31/91            $51,041                $51,581             $51,179           $50,870
10/31/92            $54,171                $55,506             $54,161           $53,376
10/31/93            $56,408                $58,368             $56,198           $55,197
10/31/94            $57,468                $59,511             $57,744           $57,257
10/31/95            $61,347                $64,343             $61,766           $60,819

                             Administration Shares

              Administration Shares    Lehman 1-2 Index     One Yr. T-Bill    Six Mo. T-Bill
 5/1/93              50,000                  50,000               50,000             50,000
10/31/93             50,914                  50,931               50,785             50,780
10/31/94             51,744                  51,931               52,182             52,675
10/31/95             55,097                  56,148               55,835             55,951

                                                                Class A Shares

           Class A Shares (no sales charge)  Class A Shares (w/sales charge)  Lehman 1-2 Index   One Year T-Bill  Six Month T-Bill
 6/1/95             $10,000                            $ 9,850                    $10,000           $10,000         $10,000
10/31/95            $10,222                            $10,093                    $10,277           $10,260         $10,246

                             -------------------------------
                             Average Annual Total Return
                             -------------------------------
                             One Year    Since Inception (b)
------------------------------------------------------------
Institutional Shares          6.75%            4.91%
------------------------------------------------------------
Administration Shares         6.48%            3.96%
------------------------------------------------------------
Class A Shares(c)
 excluding sales charge        N/A             2.74%
------------------------------------------------------------
Class A Shares(c)
 including sales charge        N/A             1.17%
------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.
(b) The Institutional, Administration and Class A shares commenced operations July 17, 1991, April 15, 1993 and May 15, 1995, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the Class A shares have not completed a full twelve months of operations. The maximum sales charge for Class A shares is 1.5%.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
October 31, 1995

--------------------------------------------------------------------------------
Principal                               Interest     Maturity
Amount                                   Rate         Date           Value
================================================================================
Mortgage Backed Obligations--96.5%
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a)--9.8%
================================================================================
$ 2,286,145                             7.93%         01/01/19     $  2,355,804
 35,588,623                             7.87          02/01/22       36,672,652
  5,131,911                             7.59          08/01/22        5,251,844
 12,952,109                             7.78          06/01/24       13,319,819
  5,903,309                             7.92          07/01/29        5,979,048
  2,627,614                             7.92          05/01/31        2,691,543
--------------------------------------------------------------------------------
                                                                   $ 66,270,710
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
 (FNMA)(a)--63.4%
Principal                               Interest     Maturity
Amount                                   Rate         Date           Value
================================================================================
$7,600,334                             7.07%         03/01/17      $ 7,673,601
 4,287,117                             7.53          03/01/17        4,396,139
 5,080,289                             6.82          03/01/18        5,100,103
 8,001,888                             7.84          04/01/18        8,230,262
 1,196,631                             8.12          05/01/18        1,227,887
 6,091,151                             7.63          07/01/18        6,265,845
 8,464,646                             8.11          07/01/18        8,723,749
 7,825,996                             7.72          08/01/18        8,022,507
 4,348,196                             7.88          08/01/18        4,500,774
 4,642,121                             7.75          10/01/18        4,775,443
 8,203,755                             7.61          11/01/18        8,395,231
 1,179,065                             7.36          12/01/18        1,207,434
15,102,048                             7.58          12/01/18  (b)  15,607,060
 2,048,926                             7.39          02/01/19        2,045,726
 4,073,221                             7.43          06/01/19        4,169,472
 2,244,571                             7.48          07/01/19        2,300,192
 5,416,257                             7.68          07/01/19        5,575,116
 5,484,231                             7.66          09/01/19        5,634,992
 3,357,086                             7.69          01/01/20        3,439,268
 3,583,590                             7.83          03/01/20        3,705,647
10,824,349                             7.72          07/01/20       11,063,675
 6,085,401                             7.79          02/25/21        6,269,302
 6,387,980                             7.41          04/01/21        6,541,356
81,692,876                             7.71          09/01/21       84,086,477
 5,601,363                             7.89          11/01/21        5,751,760
26,823,840                             8.03          02/01/22       27,726,462
17,754,998                             7.80          06/01/22       18,328,662
 8,302,252                             7.96          08/01/22        8,561,199
47,443,395                             7.87          09/01/22       48,930,745
 2,497,584                             7.66          02/01/23        2,554,104
 $ 342,692                             6.39%         12/01/23     $    343,442
 3,020,694                             7.45          10/01/27        3,092,738
 1,515,283                             7.59          07/01/29        1,544,209
 3,943,016                             7.56          04/01/30        4,036,623
71,072,722                             7.82          01/01/31       73,466,451
15,159,963                             6.39          02/01/31       15,212,083
--------------------------------------------------------------------------------
                                                                  $428,505,736
--------------------------------------------------------------------------------
Adjustable Rate Government National
 Mortgage Association
 (GNMA)(a)--4.8%
$31,667,582                             6.50%         06/20/25    $ 32,170,147
--------------------------------------------------------------------------------
Adjustable Rate Small Business
 Administration(a)--8.8%
$ 1,641,659                             7.25%         10/25/14    $  1,679,622
 2,630,491                              7.25         02/25/15        2,691,321
 3,945,429                              7.25         03/25/15        4,036,667
 3,020,766                              7.25         04/25/15        3,090,621
 3,024,506                              7.25         05/25/15        3,094,448
 2,003,530                              7.25         08/25/15        2,051,114
 2,887,210                              7.25         09/25/15        2,955,781
 2,120,643                              7.25         10/25/15        2,171,008
 1,512,192                              6.87         09/25/16        1,532,039
 5,114,360                              6.87         07/25/17        5,184,682
11,831,402                              6.87         08/25/17       11,980,008
 4,926,385                              6.87         09/25/17        4,994,123
 4,065,626                              6.87         10/25/17        4,112,912
 9,922,169                              6.87         02/25/18       10,064,801
--------------------------------------------------------------------------------
                                                                   $59,639,147
--------------------------------------------------------------------------------
Fixed Rate GNMA--0.0%
  $57,790                               9.00%        04/15/20      $    61,040
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations
 (CMOs)--9.7%
Adjustable Rate CMOs(a)--2.0%
FNMA REMIC Trust 1990-145, Class A
$13,294,521                             6.77%        12/25/20      $13,250,383
--------------------------------------------------------------------------------
Inverse Floater CMOs(a)--1.5%
FHLMC Series  1134, Class  H
$1,682,751                             14.71%        09/15/96      $ 1,767,677
FHLMC Series 1727, Class O
11,000,000                              3.56         05/15/24        5,993,999
FNMA REMIC Trust 1991-113, Class S
 1,754,306                             16.55         03/25/02        1,859,838

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)
October 31, 1995

Principal                               Interest      Maturity
Amount                                    Rate          Date         Value
================================================================================
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (CMOs) (continued)
Inverse Floater CMOs(a) (continued)
FNMA REMIC Trust 1991-91, Class S
$   218,226                              15.96%       07/25/98    $    243,970
--------------------------------------------------------------------------------
                                                                  $  9,865,484
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.0%
FNMA REMIC Trust 1992-157, Class SA
$ 3,636,650(c)                           11.38%       03/25/04    $    325,902
--------------------------------------------------------------------------------
Inverse IOette--0.1%
FHLMC Series 1164, Class O
$    45,215(c)                          612.25%       11/15/06    $    501,671
--------------------------------------------------------------------------------
IOette--0.1%
FNMA REMIC Trust 1990-145, Class B
$    32,669(c)                         1005.00%       12/25/20    $    841,215
--------------------------------------------------------------------------------
Regular Floater CMOs(a)--1.7%
FHLMC Series 1011, Class F
$11,485,217                               6.84%       11/15/20    $ 11,566,865
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--1.8%
FHLMC Series 1056, Class G
$    41,612                               8.00%       12/15/18    $     41,747
FHLMC Series 1316, Class D
    155,830                               8.00        09/15/17         155,541
FHLMC Series 1098, Class F
  1,319,769                               8.00        03/15/05       1,322,725
FNMA REMIC Trust 1990-143, Class H
  1,000,000                               9.25        10/25/19       1,019,160
FNMA REMIC Trust 1990-65, Class U
  1,850,249                               9.50        11/25/06       1,878,688
FNMA REMIC Trust 1991-140, Class C
  1,179,822                               8.50        05/25/20       1,183,126
FNMA REMIC Trust 1991-37, Class E
  3,936,872                               8.50        04/25/05       3,982,461
FNMA REMIC Trust 1991-82, Class PH
  2,916,118                               8.00        11/25/18       2,906,116
--------------------------------------------------------------------------------
                                                                  $ 12,489,564
--------------------------------------------------------------------------------
Super Floater CMOs(a)--2.5%
FNMA REMIC Trust 1992-157, Class FA
$17,903,510                               2.72%       03/25/04    $ 17,032,448
--------------------------------------------------------------------------------
  Total Collateralized Mortgage Obligations                       $ 65,873,532
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $660,175,134)                                             $652,520,312
--------------------------------------------------------------------------------
Repurchase Agreement--2.4%
Joint Repurchase Agreement Account
$16,000,000                               5.93%       11/01/95    $ 16,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $16,000,000)                                              $ 16,000,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $676,175,134(d))                                          $668,520,312
================================================================================

Futures contracts open at October 31, 1995 are as follows:

                                Contracts       Settlement Month    Unrealized
Type                         Long (Short)(e)                        Gain (Loss)
---------------------------  -----------------  --------------------------------
Euro Dollars                     807            December 1995       $(200,200)
Euro Dollars                     350            March 1996            105,250
Euro Dollars                     136            June 1996              28,050
Euro Dollars                      90            September 1996         13,500
Euro Dollars                     (50)           December 1996         (41,250)
Euro Dollars                     (50)           March 1997            (41,250)
2-Year U.S. Treasury Notes        80            December 1995          80,000
5-Year U.S. Treasury Notes      (183)           December 1995        (194,516)
10-Year U.S. Treasury Notes      (15)           December 1995         (23,438)
U.S. Treasury Bond              (122)           December 1995        (400,312)
--------------------------------------------------------------------------------
                                                                    $(674,166)
================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value exceeds
 cost                                                             $ 1,648,951
Gross unrealized loss for investments in which cost exceeds
 value                                                             (9,507,811)
--------------------------------------------------------------------------------
Net unrealized loss                                               $(7,858,860)
================================================================================

(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1995.

(b) Portions of these securities are being segregated for futures margin requirements.

(c) Represents security with notional or nominal principal amount. The actual effective yields of these securities are different from the stated rates due to the amortization of related premiums.

(d) The aggregate cost for federal income tax purposes is $676,379,172.

(e) Each 2-Year U.S. Treasury Note contract represents $200,000, in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total net notional amount and net market value at risk are $1,267,000,000 and $283,579,706, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund
--------------------------------------------------------------------------------
Investment Objective

     The GS Short-Term Government Agency Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. To enhance principal stability, the fund has a two-year target duration and a maximum duration of three years.

Performance Review

     For the 12 months ended October 31, the fund's Institutional shares had a total return of 8.97% (7.00% in distributions and 1.97% from share price appreciation) compared with 9.02% for the fund's benchmark, the two-year U.S. Treasury security. During the period, the fund's net asset value (NAV) rose $0.18 per share to $9.82 as the bond market rallied.

     The fund's slight underperformance versus the benchmark was primarily due to its large position in mortgage-backed securities (an allocation not reflected in the benchmark), which felt the impact of rising prepayment risk during the second half of the period.

     The fund's term structure helped offset some of the decline. During the period, the fund held mortgage-backed securities with a range of maturities that provided cash flows along the yield curve. As the yield curve flattened, the mortgage-backed securities at the longer end of the curve performed better than Treasury securities concentrated in the two-year maturity range, thus benefiting the fund.

Portfolio Composition and Investment Strategies

     While the fund continued to emphasize mortgage-backed securities, which accounted for 58.2% of the portfolio on October 31, its combined holdings in Treasuries and repurchase agreements/cash equivalents approximately doubled during the period to 41.8%.

------------------------------------------------------------------------------
                             [GRAPH APPEARS HERE]
                 Portfolio Composition as of October 31, 1995*

Fixed Rate Mortgage
 Pass Throughs               9.1%
Repos/Cash Equivalents       4.7%
U.S. Treasuries             37.1%
CMOs                        25.4%
ARMs                        23.7%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We used these positions to manage the portfolio's duration, weighting one relative to the other according to our need to shorten or lengthen the portfolio's duration relative to that of the benchmark, which were both 1.9 years as of October 31, 1995. At the end of the period, 37.1% of the portfolio was invested in U.S. Treasuries and 4.7% was in repurchase agreements/cash equivalents, as compared with no position in Treasuries and 20.9% in repurchase agreements/cash equivalents last October.

 . CMOs. We reduced the fund's collateralized mortgage obligations (CMO) position during the first half of 1995 when CMOs appeared fully priced relative to other sectors that offered greater yield and return potential. CMOs accounted for 25.4% of the portfolio as of October 31, 1995, less than half the fund's position a year ago. Within the CMO sector, 10.4% was invested in sequential-pay CMOs (down from 28.5% last year) and
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund (continued)

--------------------------------------------------------------------------------
1.9% was invested in planned amortization class (PAC) CMOs (down from 26.7% last year). Sequentials and PACs added to the portfolio's principal stability, due to their relatively stable cash flows.

 . ARMs. During the past 12 months, we added to the fund's position in adjustable rate mortgage securities (ARMs), particularly during May and June, when they traded at attractive option-adjusted spreads relative to Treasuries and appeared cheap. As of October 31, 1995, ARMs accounted for 23.7% of the portfolio, compared with 13.1% a year ago. We focused on ARMs that are indexed to the one-year Constant Maturity Treasury (CMT) Index and adjust faster to changing interest rates than ARMs based on other indexes. Following our purchases, however, ARM spreads continued to widen, making ARMs even cheaper. We view this as a short-term decline resulting from prepayment fears (mortgage prepayments tend to rise as interest rates fall) and expect ARMs to perform well when prepayments slow. In the interim, ARMs added incremental yield over Treasuries.

 . Fixed Rate Mortgage Pass-Throughs. The fixed rate pass-through sector accounted for 9.1% of the portfolio as of October 31, 1995, a slight increase from last year's 7.3% allocation. We focused on seasoned mortgages, which are attractive because they typically experience fewer prepayments relative to newly issued mortgages.

 . Issuer Composition. The portfolio's mortgage-backed securities composition by issuer was: 27.0% in Federal National Mortgage Association (FNMA) issues, 22.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 8.4% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. The fund held selected lower-risk derivatives, including sequential-pay CMOs (10.4%), floaters (6.3%) and PAC CMOs (1.9%). In addition, the fund also took small positions in higher-risk securities, including inverse floaters (4.1%) and PAC IOs (2.5%), which the fund held for their incremental yield and potential incremental return. We used higher-risk derivatives sparingly in an effort to enhance returns without taking undue risk. During the declining rate environment of the second half of the period, the inverse floaters performed well, while the PAC IOs were basically unchanged. We have also occasionally used mortgage dollar rolls to take advantage of short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian. In addition, since September 29, 1995, the fund has been permitted to hold futures, which we used in conjunction with Treasuries and repurchase agreements/cash equivalents to manage the portfolio's duration.

Fund Outlook

   We expect to continue to emphasize mortgage-backed securities, because they offer favorable performance potential, but we will carefully monitor potential risks. These include rising prepayments, which we believe are largely reflected in current prices, as well as an increased ARM supply resulting from bank mergers. (Merging banks typically need to raise funds, so they tend to securitize more of their mortgages.) Conversely, because of the flatter yield curve, new ARM issuance is expected to stabilize or decline, which should help offset other negative technical events. We are currently cautious regarding the CMO sector, which has performed well in recent months and now appears fully priced.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund (continued)

--------------------------------------------------------------------------------
Distribution Policy

   During the period under review, the fund distributed $0.65 per share to Institutional shareholders. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company taxable income, as required by tax law.

   We value your continued confidence in the GS Short-Term Government Agency Fund and look forward to reporting on the fund's progress in the coming year.


Sincerely,

/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
GS Short-Term Government Agency Fund
November 30, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Trust
GS Short-Term Government Agency Fund
October 31, 1995
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Short-Term Government Agency Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual
Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      HYPOTHETICAL $50,000 INVESTMENT(a)


              GS STGA Fund             Lehman Short (1-3)   2 Year T-Bil
--------------------------------------------------------------------------------
 9/1/88              50000                  50000             50000
10/31/88             51286                  51091             51057
10/31/89             55943                  55919             55412
10/31/90             60547                  60861             59876
10/31/91             67165                  67699             66615
10/31/92             71356                  73208             72161
--------------------------------------------------------------------------------

                          Average Annual Total Return
--------------------------------------------------------------------------------
                  One Year    Five Year  Since Inception (b)
--------------------------------------------------------------------------------
                    8.97%        6.48%        7.31%
--------------------------------------------------------------------------------
(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
(b)  The Institutional shares commenced operations August 15, 1988.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund
October 31, 1995
--------------------------------------------------------------------------------
Principal                               Interest     Maturity
Amount                                   Rate         Date           Value
================================================================================
Mortgage Backed Obligations--57.7%
Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)(a)--12.8%
$2,479,915                              7.51%         12/01/18    $ 2,534,200
10,467,242                              7.87          02/01/22     10,786,074
--------------------------------------------------------------------------------
                                                                  $13,320,274
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage
  Association  (FNMA)(a)--10.8%
$3,255,463                              7.93%         11/01/14    $ 3,361,265
 2,320,167                              7.93          07/01/19      2,381,280
 5,309,603                              7.91          08/01/22 (b)  5,429,494
--------------------------------------------------------------------------------
                                                                  $11,172,039
--------------------------------------------------------------------------------
Fixed Rate
  FNMA--0.7%
  $688,776                              9.00%         12/01/97    $   704,919
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--8.3%
 $2,845,341                            10.00%         12/15/17    $ 3,113,870
  5,108,882                             9.50          05/15/25      5,530,364
--------------------------------------------------------------------------------
                                                                  $ 8,644,234
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--25.1%
Inverse Floater CMOs(a)--4.2%
FHLMC Series  1134, Class H
   $631,031                            14.71%         09/15/96    $   662,879
FHLMC Series 1134, Class I
  2,404,687                            14.71          09/15/96      2,552,443
FHLMC Series 1325, Class C
  1,028,325                             6.39          07/15/97      1,034,752
FNMA REMIC Trust 1991-127, Class S
     67,973                            11.38          09/25/98         71,340
--------------------------------------------------------------------------------
                                                                  $ 4,321,414
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only--0.1%
FNMA REMIC Trust 1993-110, Class SC
 $4,046,398(c)                          3.17%         04/25/19    $   161,366
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)
 CMOs--1.9%
FNMA REMIC Trust 1992-138, Class A
 $1,990,971                             6.00%         08/25/13    $ 1,980,519
--------------------------------------------------------------------------------
Planned Amortization Class Interest-
 Only (PAC IO) CMOs--1.4%
FHLMC Series 1552, Class JE
$16,170,393 (c)                         7.00%         02/15/14    $ 1,422,348
--------------------------------------------------------------------------------
Planned Amortization Class IOette
 CMOs--0.9%
FNMA REMIC Trust 1992-198, Class K
    $61,237(c)                       1008.00%         12/25/15    $   895,808
--------------------------------------------------------------------------------
Regular Floater CMOs(a)--6.2%
FHLMC Series 1325, Class B
 $2,416,565                             6.56%         07/15/97    $ 2,427,137
FNMA REMIC Trust 1993-110, Class FC
  4,046,398                             5.83          04/25/19      4,030,593
--------------------------------------------------------------------------------
                                                                  $ 6,457,730
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--10.4%
FHLMC Series 1033, Class G
 $2,000,000                             8.00%         01/15/06    $ 2,081,360
FNMA REMIC Trust 1988-12, Class A
  2,635,634                            10.00          02/25/18      2,834,783
FNMA REMIC Trust 1988-12, Class B
  2,635,634                             4.86          02/25/18      2,445,684
FNMA REMIC Trust 1992-44, Class CA
  3,000,000                            12.00          08/25/20      3,394,920
--------------------------------------------------------------------------------
                                                                  $10,756,747
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                         $25,995,932
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $59,921,535)                                              $59,837,398
--------------------------------------------------------------------------------
U.S. Treasury Obligations--36.1%
United States Treasury Notes
$36,270,000                             7.38%         11/15/97    $37,448,776
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $37,398,446)                                              $37,448,776
--------------------------------------------------------------------------------
Repurchase Agreement--0.5%
Joint Repurchase Agreement Account
   $500,000                             5.93%         11/01/95    $   500,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $500,000)                                                 $   500,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $97,819,981(d))                                           $97,786,174
================================================================================

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund (continued)
October 31, 1995
================================================================================

Futures contracts open at October 31, 1995 are as follows:


                                  Number of
                                  Contracts      Settlement Month
                                 Long (Short)                       Unrealized
             Type                    (e)                            Gain (Loss)
----------------------------     ------------    -----------------  ------------
Euro Dollars                         10           March 1997           $750
Euro Dollars                         10           June 1997             250
2-Year U.S. Treasury Notes          284           December 1995     126,859
5-Year U.S. Treasury Notes          (70)          December 1995     (53,593)
--------------------------------------------------------------------------------
                                                                  $  74,266
================================================================================
================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                              $ 416,484
Gross unrealized loss for investments in which
  cost exceeds value                                               (450,291)
--------------------------------------------------------------------------------
Net unrealized loss                                                ($33,807)
================================================================================

(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1995.

(b) Portions of these securities are being segregated for futures margin requirements.

(c) Represents security with notional or nominal principal amount. The actual effective yields of these securities are different from the stated rates due to the amortization of related premiums.

(d) The amount stated also represents aggregate cost for federal income tax purposes.

(e) Each 2-Year U.S. Treasury Note, 5-Year U.S. Treasury Note and Euro Dollar contract represents $200,000, $100,000 and $1,000,000, respectively, in notional par value. The total net notional amount and net market value at risk for the futures contracts shown above are $69,800,000 and $56,296,812, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. The portfolio seeks to maintain an average duration of two to three years and invests in securities with remaining effective maturities of five years or less.

Municipal Bonds Rally Amid Uncertainty

     The municipal bond market performed well during the period under review (November 1, 1994 through October 31, 1995), with the average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rising approximately 2%, while yields fell from 4.85% on November 1, 1994, to 4.10% on October 31, 1995. During the past 12 months the yield curve for municipal bonds became quite steep compared with Treasuries, and three-year municipal bonds outperformed similar-duration Treasuries.

     The first month of the fund's fiscal year coincided with the bottom of the 1994 bear market, as 30-year U.S. Treasury yields rose to 8.13% and long-term municipal bond yields rose to over 7%. In December 1994, however, the bond market stabilized. Fueled by strong municipal bond demand and a significant decrease in supply, municipal bonds surged from January through early April. Though municipals continued to record positive performance, the rally's momentum slowed from mid-April onward, reflecting investors' concern surrounding various tax reform proposals (e.g., the flat tax and a reduction in capital gains taxes) and the growing allure of the strong equity rally.

     By midyear, short-term municipal bonds became more expensive as investors favored defensive maturities that provided greater liquidity, while demand for long-term bonds stagnated. At the end of October, however, growing bullish sentiment in the municipal bond market and a flattening municipal bond yield curve made longer-term bonds increasingly attractive in terms of price.

Performance Review

     For the 12 months ended October 31, 1995, the fund's Institutional shares achieved a total return of 5.98% (4.42% from monthly distributions and 1.56% from share price appreciation) compared with a return of 7.80% for the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), the fund's benchmark. For the same period, the fund's Administration shares realized a total return of 5.76% (4.16% from monthly distributions and 1.60% from share price appreciation) and its Service shares recorded a total return of 5.59% (3.90% from monthly distributions and 1.69% from share price appreciation).

     Though the fund performed well in the bond rally, it underperformed the Index, primarily because it was more defensively positioned early in the period in response to last year's volatility. We favored premium (higher coupon, callable) bonds that offered greater liquidity and were less likely to suffer from adverse tax consequences associated with short-term discount securities, which can have a significant impact in the short-term market. Though premium bonds typically retain principal better than discount bonds when interest rates rise as they did in 1994, they tend to lag when rates fall, as was the case during 1995. In contrast, the benchmark's allocation included a higher percentage of discount bonds, which typically outperform as interest rates fall. In general, higher coupon bonds were less desirable in the declining rate environment because they tended to be called, shortening the portfolio's duration at a time when it would have been more advantageous to extend it.

     Another aspect of our defensive strategy was that we stressed higher credit quality securities (triple- and double-A-rated) over lower quality. The Index, however, held a greater percentage of lower-rated securities, which added to its performance when credit spreads tightened during the year and lower-quality bonds appreciated more than those of higher quality.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)

--------------------------------------------------------------------------------
Portfolio Composition and Investment Strategies


                 Portfolio Composition as of October 31, 1995*

                           [PIE CHART APPEARS HERE]

         Pre-refunded Bonds                            9.8%
         General Obligations                          34.8%
         Insured Revenue Bonds                        18.2%
         Insured General Obligations                  16.2%
         Revenue Bonds                                11.0%
         Variable Rate Demand Notes                   10.0%




* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Insured Revenue and General Obligation Bonds. Insured municipal bonds continued to be attractive because of their liquidity and availability. Insured bonds allow the portfolio to capitalize on a security's other features such as coupon and callability, while removing the credit quality variable. Also, there was a larger supply of insured bonds in states with high taxes and high savings rates. In general, we emphasized securities from California, New York and Michigan that we determined to be undervalued due to a temporary lack of demand. We anticipate that these securities will appreciate as demand improves and yield spreads tighten. As of October 31, we had overweighted the fund's holdings in insured bonds relative to the Index (34.4% versus 22.2%).

 .    General Obligation (GO) Bonds. GOs, which are typically higher credit quality and lower yielding than revenue bonds, are backed by the general taxing power of a municipality. When credit spreads tightened during the period, the additional income from lower-quality bonds did not warrant taking additional risk. As a result, we significantly increased the fund's investment in GOs to 34.8%, approximately four times the level of last year's allocation. Also, the short-duration municipal bond market has a larger percentage of uninsured GOs than uninsured revenue bonds, due to the nature of the issuers.

 .    Revenue Bonds. Noninsured revenue bonds, generally single-A- and double-A-
rated debt, accounted for 11.0% of the portfolio, half of the benchmark's weighting in the sector. (Revenue bonds pay interest and principal out of a specific revenue stream, which includes sales taxes, hospital charges, tolls, electric rates and airport fees.) Revenue bond allocations reflect security-specific opportunities, which are more closely tied to credit quality than sector preference.

 .    Variable Rate Demand Notes (VRDNs).  VRDNs, a 10.0% portfolio position, are high-quality cash equivalents. We used VRDNs to manage the portfolio's duration to be neutral to the Index.

 .    Pre-refunded Bonds. The portfolio was 9.8% invested in pre-refunded bonds as of October 31, 1995 (versus just over 50% last year), slightly overweighted versus the Index's 8.2%. We sold the majority of the fund's large position in pre-refunded bonds during the past year as spreads of pre-refunded bonds over other higher-grade debt tightened significantly and they provided little relative value.

 .    Forward Contracts.  During April, the fund bought a forward contract (a commitment to take possession of a financial instrument at a specified date and price), which functioned as a long-dated settlement of a purchase. Because of its unconventional structure, the forward was available at a more attractive price than a conventional bond.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)

--------------------------------------------------------------------------------


 . Duration. As of October 31, the fund's duration was 2.86 years, slightly longer than the Index's duration of 2.77 years. During the course of the year, the fund's duration was neutral to the Index. In general, we manage the fund's duration to approximate the Index's, rather than attempting to make interest rate predictions. Instead, we look for opportunities to outperform the Index through coupon, state, security and sector allocations.

 .    Credit Quality. The portfolio's overall credit quality was not significantly changed during the period. As of October 31, the portfolio was 77.1% invested in triple-A-rated bonds, 16.1% in double-A's and 6.8% in single-A's.

Market Outlook: Improved Technicals Expected

     Going forward, the municipal bond market appears to be entering a period of potential technical strength. We estimate that over $80 billion in coupon and principal payments will be distributed to municipal investors between November 1995 and February 1996, a significant percentage of which may be reinvested into municipal bonds. In contrast, we expect just over $37 billion in new municipal debt securities to be issued over the same four-month period, creating a potential supply and demand imbalance that could increase municipal bond prices. That scenario, coupled with the likelihood of an even flatter yield curve near term, should benefit our longer term bonds. In addition, yields on long-term municipals are relatively high in relation to Treasury securities and short-term municipals. Regarding security selection, we anticipate concentrating on bonds issued by states that have high taxes, high wealth concentration and large populations (e.g., New York, California and Michigan).

Distribution Policy

     The fund's Institutional, Administration and Service shares distributed monthly distributions totaling approximately $0.42, $0.40 and $0.37 per share, respectively, during the 12-month period ended October 31, 1995. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

     Your investment in the GS Short Duration Tax-Free Fund means a great deal to us and we look forward to continuing our relationship.


Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Theodore T. Sotir

Theodore T. Sotir
Portfolio Managers
GS Short Duration Tax-Free Fund
November 30, 1995

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1995

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      HYPOTHETICAL $50,000 INVESTMENT/(a)/

                           Institutional Shares

             Institutional Shares           3-Year Bond Index
 10/1/92             50,000                        50,000
10/31/92             49,831                        49,805
10/31/93             53,335                        53,102
10/31/93             53,425                        53,825
10/31/95             56,620                        58,023

                             Administration Share

             Administrative Shares          3-Year Bond Index
  6/1/93              50,000                        50,000
10/31/93              51,092                        51,144
10/31/94              51,036                        51,840
10/31/95              53,976                        55,884

                       Service Shares

                 Service Shares             3-Year Bond Index
 10/1/94              50,000                       50,000
10/31/94              49,696                       49,880
10/31/95              52,474                       53,771


                              Average Annual Total Return
                            ------------------------------

                              One Year      Since Inception (b)
----------------------------------------------------------------
Institutional Shares           5.98%            4.12%
----------------------------------------------------------------
Administration Shares          5.76%            3.21%
----------------------------------------------------------------
Service Shares                 5.59%            4.70%
----------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.
(b) The Institutional, Administration and Service shares commenced operations October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

Statement of Investments
-------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1995

----------------------------------------------------------------------------
Principal                             Interest       Maturity
 Amount                                 Rate           Date         Value
============================================================================
Debt Obligations-- 104.9%
Alabama--3.6%
Alabama State GO/(a)/ (AA/Aa)
$2,000,000                              5.90%         03/01/99    $2,094,940
----------------------------------------------------------------------------
California--13.4%
California State Revenue Anticipation
 Warrants (Sp1/MIG1)
$1,500,000                              5.75%         04/25/96    $1,514,280
Sacramento County, CA Tax and Revenue
 Anticipation Notes(a) (Sp1+/MIG1)
 3,000,000                              4.75          10/04/96     3,024,270
San Francisco, CA City and County GO
 Series 1995 A and B (FGIC) (AAA/Aaa)
 1,450,000                              7.25          06/15/99     1,607,644
 1,570,000                              7.25          06/15/00     1,771,211
----------------------------------------------------------------------------
                                                                  $7,917,405
----------------------------------------------------------------------------
Connecticut--5.2%
Connecticut State Series A GO/(a)/
 (AA-/Aa)
$3,000,000                              5.00%         03/15/00    $3,077,520
----------------------------------------------------------------------------
Florida--15.9%
Florida State Certificates of
 Participation Equipment Financing
 Program (A+/A)
$1,115,000                              5.90%         11/15/96    $1,132,929
Lakeland, FL Electric and Water RB
 (FGIC)/(b)/ (AAA/Aaa)
 2,640,000                              5.25          10/01/97     2,679,626
 5,415,000                              5.25          10/01/98     5,521,460
----------------------------------------------------------------------------
                                                                  $9,334,015
----------------------------------------------------------------------------
Illinois--3.8%
Illinois Health Facilities Authority
 Revenue- Lutheran Healthcare System
 Prerefunded/(c)/ (AAA/NR)
$2,000,000                              7.50%         04/01/99    $2,232,140
----------------------------------------------------------------------------
Kansas--4.5%
Kansas City, KS GO Series A (MBIA)
 (AAA/Aaa)
$1,000,000                              5.25%         09/01/99    $1,037,780
Topeka, KS GO Notes (NR/MIG1)
 1,620,000                              4.25          07/15/96     1,624,082
----------------------------------------------------------------------------
                                                                  $2,661,862
----------------------------------------------------------------------------
Louisiana--3.8%
Lafayette Parish, LA School Board Sales
 Tax GO (FGIC) (AAA/Aaa)
$2,130,000                              6.00%         04/01/99    $2,242,272
----------------------------------------------------------------------------
Massachusetts--5.4%
Boston, MA GO (A/A)
$  595,000                              9.50%         03/01/96    $  604,199
Boston, MA GO (MBIA) (AAA/Aaa)
 2,500,000                              5.25          10/01/99     2,586,375
----------------------------------------------------------------------------
                                                                  $3,190,574
----------------------------------------------------------------------------
Michigan--5.1%
Michigan Municipal Bond Authority
 Revenue Notes (Sp1+/NR)
$3,000,000                              5.00%         05/03/96    $3,018,570
----------------------------------------------------------------------------
Nevada--2.2%
Nevada State GO/(b)/ (AA/Aa)
$1,170,000                              8.00%         11/01/99    $1,321,375
----------------------------------------------------------------------------
New Jersey--9.9%
New Jersey Healthcare Facilities
 Financing Authority Prerefunded/(c)/
 (AAA/Aaa)
$2,380,000                              8.38%         02/01/98    $2,637,611
New Jersey State Turnpike Authority
 Series A RB (A/A)
 3,000,000                              6.20          01/01/00     3,187,590
----------------------------------------------------------------------------
                                                                  $5,825,201
----------------------------------------------------------------------------
New Mexico--2.1%
Albuquerque City, New Mexico GO Series
 C (AA/Aa)
$1,200,000                              5.10%         07/01/00    $1,231,980
----------------------------------------------------------------------------
New York--3.5%
Erie County, New York GO Series A
 (MBIA)/(a)/ (AAA/Aaa)
$2,000,000                              5.50%         06/01/99    $2,080,060
----------------------------------------------------------------------------
Ohio--2.6%
Ohio State Building Authorities Series
 A Escrowed-To-Maturity/(c)/ (NR/Aaa)
$1,400,000                              7.15%         08/01/99    $1,536,500
----------------------------------------------------------------------------
Oklahoma--6.7%
Enid, OK Hospital Authority RB (Societe
 General LOC)/(a)/ (NR/Aa1)
$2,800,000                              7.20%/(d)/    10/01/15    $2,880,640
Oklahoma County, OK Independent School
 District GO (A+/Aa)
 1,000,000                              5.40          02/01/99     1,034,440
----------------------------------------------------------------------------
                                                                  $3,915,080
----------------------------------------------------------------------------
Pennsylvania--1.9%
Philadelphia, PA Water and Sewer RB
 (MBIA) (AAA/Aaa)
$1,000,000                              6.85%         10/01/99    $1,094,610
----------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1995

-------------------------------------------------------------------------------
Principal              Interest              Maturity
Amount                   Rate                  Date                  Value
-------------------------------------------------------------------------------
South Carolina--7.2%
Chester County, South Carolina School
 District GO (AMBAC) (AAA/Aaa)
$1,275,000               6.50%               02/01/00              $ 1,384,102
South Carolina State GO (AA+/Aaa)
 2,700,000               6.50                03/01/98                2,841,642
-------------------------------------------------------------------------------
                                                                   $ 4,225,744
-------------------------------------------------------------------------------
Virginia--3.8%
Arlington County, Virginia GO (AAA/Aaa)
$2,160,000               5.00%               06/01/00              $ 2,216,743
-------------------------------------------------------------------------------
Washington--4.3%
Clark County, Washington Public Utility
 District (FGIC) (AAA/Aaa)
$2,500,000               5.00%               01/01/99              $ 2,545,875
-------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $61,163,971)                                               $61,762,466
===============================================================================
Short-Term Obligations-- 18.0%
Gulf Coast Waste Disposal Authority TX
 VRDN/(e)/ (A-1+/VMIG-1)
$3,000,000               3.90%               11/01/95              $ 3,000,000
Harris County Health Facility, TX Healthcare
 System VRDN/(e)/  (A-1+/NR)
 1,800,000               4.00                11/01/95                1,800,000
Monroe County, GA Pollution Control VRDN/(e)/
 (A-1/VMIG-1)
 1,200,000               3.90                11/07/95                1,200,000
 1,000,000               3.90                11/01/95                1,000,000
Nassau County, New York Industrial
 Development VRDN/(e)/ (A-1+/NR)
   300,000               3.95                11/01/95                  300,000
New York , NY Series C VRDN/(e)/ (A-1+/VMIG-1)
 3,300,000               4.05                11/01/95                3,300,000
-------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $10,600,000)                                               $10,600,000
===============================================================================
Total Investments
  (Cost $71,763,971/(f)/)                                          $72,362,466
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in
 which value exceeds cost                                             $611,530
Gross unrealized loss for investments in
 which cost exceeds value                                              (13,035)
-------------------------------------------------------------------------------
Net unrealized gain                                                   $598,495
===============================================================================

/(a)/Portions of these securities are being segregated for when-issued securities.
/(b)/When-issued security.
/(c)/Pre-refunded and escrowed-to-maturity bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to redeem the bonds in full upon the refunding date. The maturity date shown for these securities is the refunding date.
/(d)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1995.
/(e)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(f)/The amount stated also represents aggregate cost for federal income tax purposes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:

AMBAC    Insured by American Municipal Bond Assurance Corp.
FGIC    -Insured by Financial Guaranty Insurance Co.
GO      -General Obligation
LOC     -Letter of Credit
MBIA    -Insured by Municipal Bond Investors Assurance
NR      -Not Rated
RB      -Revenue Bond
VRDN    -Variable Rate Demand Note


  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
GS Core Fixed Income Fund


Investment Objective

    The GS Core Fixed Income Fund seeks to achieve a total return that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index") through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of nondollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased.

Performance Review

    For the 12 months ended October 31, 1995, the fund's total return was 15.72% (7.20% from monthly distributions and 8.52% from share price appreciation) compared with a return of 15.65% for the Lehman Brothers Aggregate Bond Index, the fund's benchmark. The fund's NAV as of October 31 was $10.00 per share, up $0.76 from last year.

    The fund outperformed the Index by seven basis points during the period, primarily due to its sector allocations. The fund was significantly overweighted versus the benchmark in corporate bonds, which added incremental yield and return as spreads tightened. The fund also held a small position in emerging market debt that performed well, a sector not included in the benchmark. In addition, the fund benefited from being significantly overweighted in asset-backed securities, which also performed well during the period.

Portfolio Composition and Investment Strategies


                 Portfolio Composition as of October 31, 1995*

                           [PIE CHART APPEARS HERE]

     Fixed Rate Mortgage Pass-Throughs             30.2%
     Corporate Bonds                               28.1%
     U.S. Treasuries                               24.7%
     Asset-Backed Securities                        9.9%
     Emerging Market Debt                           2.6%
     Agency Debentures                              2.1%
     CMOs                                           2.0%
     Repos/Cash Equivalents                         0.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Fixed Rate Mortgage Pass-Throughs. As of October 31, the portfolio's largest sector holding was 30.2% in fixed rate mortgage pass-throughs, slightly overweighting the Index allocation of 28.2%. We increased the fund's position in fixed-rate mortgages when they became relatively inexpensive during the summer. Subsequently, mortgages have continued to get even cheaper based on prepayment fears. However, we still believe they represent good value that may be realized when the rate of prepayments begins to slow. In our opinion, they continue to offer attractive spreads relative to Treasuries.

Letter to Shareholders
-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)


    Our security selection within the sector continued to be significantly different from that of the Index. During the early part of the period under review, the fund underweighted 15-year mortgage-backed securities and consequently didn't fully participate when the 15-year sector outperformed. We also emphasized seasoned mortgages, which tended to help the portfolio, particularly during the latter part of the period, because they are less prone to prepayments than newly issued mortgages.

    As anticipated in the April semiannual report, we shifted the fund's emphasis to favor securities issued by the Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) over the Federal National Mortgage Association (FNMA), as the former were more attractively priced.

 . Corporate Bonds. We continued to emphasize corporate bonds during the period because they offered incremental yield. Corporates represented 28.1% of the portfolio on October 31 compared with 17.1% for the Index.

 . Asset-Backed Securities (ABSs). We found the ABS sector attractive due to its high credit quality debt and incremental yield over Treasuries. As a result, we overweighted the sector relative to the Index, 9.9% versus 1.3%. Our ABS holdings included credit card receivables (5.8%) and automobile loan receivables (4.1%).

 . Emerging Market Debt. During the period, we added a 2.6% allocation in emerging market debt. We intend to keep the position relatively small and to carefully manage risk by emphasizing higher-credit, short-duration bonds (typically with average maturities of under five years). Thus far we have focused primarily on Latin American corporate debentures. In particular, we stressed Colombian bonds that were inexpensive relative to comparably rated U.S. credits. In our view, some Latin American debt had been unfairly penalized and therefore offered attractively priced bonds that the fund continued to own as of the end of the period. The fund also briefly held a Republic of Poland bond that was subsequently sold at a profit.

 . Agency Debentures. We established a small position in agency debentures (2.1%) in April, because we believed that they represented better relative value than Treasuries. During most of the period, the fund's underweighting in agency debentures versus the Index worked in its favor, because this sector underperformed Treasuries as spreads widened.

 . PAC CMOs and ARMs. The fund's position in planned amortization class collateralized mortgage obligations (PAC CMOs) declined from 1.7% of the portfolio a year ago to 0.9% on October 31, 1995. The percentage of PAC securities fell relative to total portfolio assets as the fund attracted new investments. During the period, we liquidated the portfolio's 1.9% position in adjustable rate mortgage securities (ARMs) in favor of other sectors that appeared to offer greater yield and return potential.

 . Duration. We have targeted the fund's duration to approximate that of the Index. Both were 4.8 years as of October 31.

 . Credit Quality. As of October 31, 58.9% of the portfolio was invested in government and agency securities, 9.9% in AAA securities and 0.4% in cash equivalents. To add incremental yield potential, 30.8% of the portfolio was invested in A and BBB securities, a significant overweighting versus the Index.

 . Prudent Use of Derivatives. As noted previously, the fund held a 9.9% position in asset-backed securities and a 0.9% position in PAC CMOs, both considered to be lower risk derivatives. During the period, we added very small positions in higher risk interest only (IO) and principal only (PO) CMOs (0.3% and 0.8% of the portfolio, respectively) for their potential incremental return. The fund also used covered mortgage dollar rolls (where

-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)
-------------------------------------------------------------------------------


mortgage securities owned by the fund are sold and the fund simultaneously contracts to buy back similar mortgage securities with the same coupon on a specified future date) to provide incremental yield. At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

Portfolio Outlook

    Looking forward, we are still cautiously optimistic regarding the corporate debt sector, based on the continuation of relatively strong corporate earnings despite the softening economy. Within the sector, we continue to favor industrial and financial issues over Yankees (dollar-denominated bonds issued in the U.S. by foreign banks and corporations) and utility bonds. We are also cautiously optimistic about the mortgage-backed securities market. Yield spreads of mortgage pass-throughs relative to Treasuries are currently very wide, but we remain concerned about prepayment risk. Additionally, we have a neutral outlook for the ABS sector over the next quarter. Though strong investor demand is likely to continue longer term, we believe the ABS sector may be affected by increases in consumer debt delinquencies and by year-end selling.

    We will continue to look for attractive investment opportunities in emerging markets. For the near term, we tend to favor Latin American debt over investment-grade bonds in Asia and eastern Europe, which we currently consider too expensive.

Distribution Policy

    During the 12-month period under review, the fund distributed $0.64 per share. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company taxable income, as required by tax law.

    We value your continued confidence in the GS Core Fixed Income Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Richard H. Buckholz

Richard H. Buckholz


/s/ C. Richard Lucy

C. Richard Lucy


/s/ Theodore T. Sotir

Theodore T. Sotir

Portfolio Managers
GS Core Fixed Income Fund
November 30, 1995
-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1995

-------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      HYPOTHETICAL $50,000 INVESTMENT/(a)/


                           [LINE GRAPH APPEARS HERE]

                     GS Core                Lehman
                Fixed Income Fund       Aggregate Index
  1/5/94             50,000                  50,000
10/31/94             48,498                  46,980
10/31/95             56,122                  54,332

                          Average Annual Total Return
                        --------------------------------
                        One Year    Since Inception/(a)/
                        --------------------------------
                         15.72%          6.54%

/(a)/ Commenced operations January 5, 1994.
-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1995

-------------------------------------------------------------------------------
Principal                 Interest              Maturity
Amount                      Rate                  Date                Value
-------------------------------------------------------------------------------
Corporate Bonds--28.2%
Finance Bonds--19.1%
Bancponce Financial Corp.
$  500,000                  5.17%                07/15/96          $   496,150
BankAmerica Corp.
   200,000                  4.99                 05/17/99              199,118
Capital One Bank
   600,000                  8.63                 01/15/97              616,830
   500,000                  8.13                 02/27/98              518,910
Chrysler Financial Corp.
    50,000                  6.22                 10/27/97               50,136
   500,000                  6.10                 11/02/97              500,000
Comdisco Inc.
   600,000                  9.75                 01/15/97              624,798
   200,000                  7.33                 03/06/97              202,722
Continental Bank N.A.
   525,000                 11.25                 07/01/01              586,924
Corp. Andina de Fomento
   280,000                  7.25                 04/30/98              279,370
    60,000                  7.38                 07/21/00               60,167
Countrywide Funding Corp.
   125,000                  6.08                 07/14/99              123,881
   250,000                  8.43                 11/16/99              267,858
Financiera Energy Nacional
   530,000                  6.63                 12/13/96              526,025
First USA
   200,000                  5.05                 12/27/95              199,674
   400,000                  5.05                 12/29/95              399,324
   400,000                  6.88                 09/12/96              402,804
Ford Capital Corp.
   200,000                  9.38                 01/01/98              213,388
   600,000                  9.50                 07/01/01              686,688
General Motors Acceptance Corp.
   400,000                  7.50                 11/04/97              410,344
   275,000                  7.63                 03/09/98              283,740
   200,000                  7.13                 05/10/00              205,652
Golden West Financial Corp.
   600,000                  8.62                 08/30/98              635,418
Maybank, New York
   975,000                  7.13                 09/15/05              991,030
Security Pacific Corp.
   695,000                 11.50                 11/15/00              843,070
Corporate Bonds (continued)
Finance Bonds (continued)
Signet Banking Corp.
$  240,000                  9.63%                06/01/99          $   262,387
-------------------------------------------------------------------------------
                                                                   $10,586,408
-------------------------------------------------------------------------------
Industrial Bonds--8.5%
Auburn Hills Trust
$  360,000                 12.00%                05/01/20          $   539,770
Empresa Col Petroleos
   250,000                  7.25                 07/08/98              245,000
News America Holdings Inc.
   350,000                  9.13                 10/15/99              382,659
   500,000                  7.50                 03/01/00              517,620
RJR Nabisco Inc.
   175,000                  8.00                 07/15/01              176,444
   350,000                  8.62                 12/01/02              359,594
Tele-Communications Inc.
   400,000                  6.10                 05/15/96              399,532
Tenneco Inc.
   575,000                 10.00                 08/01/98              628,320
Time Warner Inc.
 1,225,000                  7.95                 02/01/00            1,273,473
   175,000                  7.98                 08/15/04              179,776
-------------------------------------------------------------------------------
                                                                   $ 4,702,188
-------------------------------------------------------------------------------
Utility Bonds--0.6%
Central Maine Power Co.
$  330,000                  7.45%                08/30/99          $   335,521
-------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $15,375,809)                                               $15,624,117
-------------------------------------------------------------------------------
Asset-Backed Securities--9.7%
Discover Card Trust Series 1991-C, Class A
$1,035,000                  7.20%                04/16/98          $ 1,035,135
Ford Credit Auto Loan Master Trust Series
 1995-1, Class A
   650,000                  6.50                 08/15/02              657,378
General Motors Acceptance Corp. Series 1994,
 Class A(a)
   831,244                  6.30                 06/15/99              833,239
General Motors Acceptance Corp. Series 1995,
 Class A
   185,548                  7.15                 03/15/00              187,487
Premier Auto Trust Series 1994-1, Class A3
   120,000                  4.75                 02/02/00              118,625
Premier Auto Trust Series 1995-1, Class A4
   360,000                  7.85                 02/04/98              368,132

Statement of Investments
-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)
October 31, 1995

-------------------------------------------------------------------------------
Principal               Interest                Maturity
 Amount                   Rate                    Date                Value
-------------------------------------------------------------------------------
Asset-Backed Securities (continued)
Premier Auto Trust Series 1995-1, Class A5
  $80,000                 7.90%                  05/04/99        $    82,566
Sears Credit Card Master Trust, Series 1995-2, Class A
   550,000                8.10                   06/15/04            589,914
Sears Credit Card Master Trust, Series 1995-3, Class A
   300,000                7.00                   10/15/04            309,900
Standard Credit Card Trust, Series 1990-3, Class A
 1,120,000                9.50                   07/10/98          1,176,370
-------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,346,628)                                              $ 5,358,746
-------------------------------------------------------------------------------
Government Bonds--1.2%
Province of Quebec
$  520,000               13.25%                  09/15/14        $   656,250
-------------------------------------------------------------------------------
Total Government Bonds
  (Cost $656,517)                                                $   656,250
-------------------------------------------------------------------------------
Mortgage Backed Obligations--32.0%
Federal Home Loan Mortgage Corp. (FHLMC)
$2,000,000                7.50%                TBA-30 year(b)    $ 2,050,624
 3,000,002                7.00                   09/01/25          2,975,627
   500,000                7.50                   10/01/25            505,625
 1,000,000                8.00                   10/15/25          1,025,313
 2,000,000                8.00                 TBA-30 year(b)      2,022,500
Federal National Mortgage Association (FNMA)
   831,998                9.00                   08/01/06            872,558
   578,679                7.00                   11/01/24            573,616
FNMA Remic Trust Series 1993-58, Class G
   500,000                5.50                   12/25/20            476,100
FNMA Remic Trust Series 189, Class 1 Principal Only Strips
   519,544                4.55(c)                11/25/19            414,843
FNMA Remic Trust Series 189, Class 2 Principal Only Strips
   660,175                9.50(c)                11/01/19            151,698
Government National Mortgage Association
 1,000,000                7.50                 TBA-30 year(b)      1,012,812
 1,005,000                9.50                   06/15/17          1,081,318
   879,262                9.00                   07/15/17            932,292
   525,920                9.00                   02/15/21            555,503
 2,998,514                8.00                   08/15/24          3,087,534
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $17,570,371)                                             $17,737,963
--------------------------------------------------------------------------------
Sovereign Debt--0.5%
Republic of Colombia
$  260,000                9.25%                  02/15/00        $   261,542
--------------------------------------------------------------------------------
Total Sovereign Debt
  (Cost $260,400)                                                $   261,542
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--2.1%
FHLMC
$  300,000                8.20%                  01/16/98        $   308,337
   250,000                6.83                   09/18/02            252,455
FNMA Medium Term Notes
   170,000                8.79                   01/30/02            172,946
Resolution Funding Corp. Principal Only Strips(c)
 1,160,000                6.78                   10/15/20            219,194
 1,140,000                6.78                   01/15/21            212,359
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $1,116,619)                                              $ 1,165,291
--------------------------------------------------------------------------------
U.S. Treasury Obligations--24.7%
United States Treasury Bonds
$  100,000                6.40%                  08/15/20        $   128,125
   100,000                8.75                   08/15/20            128,125
   120,000                7.88                   02/15/21            141,263
    60,000                8.00                   11/15/21(d)          71,719
United States Treasury Interest Only Stripped Securities(c)
 2,250,000                6.43                   08/15/09            943,313
   350,000                6.48                   11/15/10            134,537
United States Treasury Notes
   750,000                7.25                   11/15/96            762,188
 2,790,000                7.38                   11/15/97          2,881,121
   830,000                7.75                   01/31/00            889,528
 2,080,000                6.25                   02/15/03          2,116,733
United States Treasury Principal Only Stripped Securities(c)
    40,000                5.65                   11/15/97             35,706
   400,000                6.15                   11/15/04            231,060
 6,320,000                6.17                   11/15/04          3,650,748
 1,010,000                6.63                   05/15/20            203,576
 6,940,000                6.63                   08/15/20          1,376,203
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $13,147,205)                                             $13,693,945
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)
October 31, 1995

-------------------------------------------------------------------------------
Principal               Interest                Maturity
 Amount                   Rate                    Date                Value
-------------------------------------------------------------------------------
Repurchase Agreement--10.1%
Joint Repurchase Agreement Account(a)
$5,600,000                5.93%                  11/01/95        $ 5,600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $5,600,000)                                              $ 5,600,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $59,073,549(e))                                          $60,097,854
===============================================================================

Futures contracts open at October 31, 1995 are as follows:

                                 Number of
                                 Contracts
                                Long (Short)   Settlement Month     Unrealized
          Type                       (f)                            Gain (Loss)
------------------------------  -------------  ------------------  -------------
Euro Dollars                          3         September 1997         ($150)
Euro Dollars                          3         December 1997           (225)
2-Year U.S. Treasury Notes            3         December 1995            188
5-Year U.S. Treasury Notes            6         December 1995          5,281
10-Year U.S. Treasury Notes          12         December 1995         10,875
U..S. Treasury Bond                  (5)        December 1995        (35,313)
--------------------------------------------------------------------------------
                                                                    ($19,344)
================================================================================

Federal Income Tax Information:
================================================================================
Gross unrealized gain for investments in which value exceeds cost    $1,035,697
Gross unrealized loss for investments in which cost exceeds value      (15,571)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $1,020,126
================================================================================

(a) Portions of these securities are being segregated for open TBA purchases and mortgage dollar rolls.
(b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c) The interest rate disclosed for these securitites represents effective yields to maturity.
(d) Portions of these securities are being segregated for futures margin requirements.
(e) The aggregate cost for federal income tax purposes is $59,077,728.
(f) Each 2-Year U.S. Treasury Note contract represents $200,000, in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total net notional amount and net market value at risk for the futures contracts shown above are $7,900,000 and $3,447,201, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1995

--------------------------------------------------------------------------------

                                                                          GS Adjustable   GS Short-Term    GS Short      GS Core
                                                                              Rate         Government      Duration       Fixed
                                                                           Government        Agency        Tax-Free      Income
                                                                           Agency Fund        Fund           Fund         Fund
                                                                          =======================================================
Assets:
Investments in securities, at value (cost $676,175,134, $97,819,981,
 $71,763,971 and $59,073,549, respectively)                                $668,520,312   $ 97,786,174   $72,362,466   $60,097,854
Receivables:
  Investment securities sold                                                  2,522,537      7,389,364     7,084,752       501,611
  Interest                                                                    4,758,629      1,877,430       810,907       693,394
  Fund shares sold                                                            1,816,089             --            --            --
Cash                                                                            834,124         24,111        58,457        46,820
Deferred organization expenses, net                                              20,848             --        43,483        77,914
Other assets                                                                    363,405        227,642       116,718        76,278
----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                            678,835,944    107,304,721    80,476,783    61,493,871
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                                   1,964,420        262,952        80,916            --
  Investment securities purchased                                                    --      3,077,455    21,417,313     5,942,377
  Fund shares repurchased                                                       350,373        139,117         1,099            --
  Investment adviser fees                                                       230,618         35,221        20,005        18,684
  Transfer agent fees                                                            79,466             --         2,000         1,868
  Authorized dealer service fees                                                  3,162             --            --            --
Accrued expenses and other liabilities                                           74,887         29,946        66,141        28,664
----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         2,702,926      3,544,691    21,587,474     5,991,593
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                             733,171,454    116,985,113    62,694,923    53,994,311
Accumulated undistributed (distributions in excess of) net
 investment income                                                           (2,129,902)       708,450        67,398        40,202
Accumulated net realized gain (loss) on investment and futures
  transactions                                                              (46,579,546)   (13,973,992)   (4,471,507)      462,804
Net unrealized gain (loss) on investments and futures                        (8,328,988)        40,459       598,495     1,004,961
----------------------------------------------------------------------------------------------------------------------------------
    Net assets                                                             $676,133,018   $103,760,030   $58,889,309   $55,502,278
==================================================================================================================================
Net asset value, offering and redemption price per share
Institutional shares                                                              $9.77          $9.82         $9.94        $10.00
Administration shares                                                             $9.77             --         $9.94            --
Service shares                                                                       --             --         $9.95            --
Class A shares(a)                                                                 $9.77             --            --            --
==================================================================================================================================
Shares Outstanding:
Institutional shares                                                         67,312,163     10,567,526     5,871,894     5,549,690
Administration shares                                                           365,725             --         4,614            --
Service shares                                                                       --             --        45,968            --
Class A shares                                                                1,556,301             --            --            --
----------------------------------------------------------------------------------------------------------------------------------
    Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                                 69,234,189     10,567,526     5,922,476     5,549,690
==================================================================================================================================

(a) Maximum public offering price per share (NAV per share *1.0152) for Class A shares of GS Adjustable Rate Government Agency Fund is $9.92.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                          GS Adjustable   GS Short-Term    GS Short      GS Core
                                                                              Rate         Government      Duration       Fixed
                                                                           Government        Agency        Tax-Free      Income
                                                                           Agency Fund        Fund           Fund         Fund
                                                                          =======================================================
Investment income:
Interest                                                                   $45,991,431    $ 9,467,818    $3,112,135    $2,402,498
---------------------------------------------------------------------------------------------------------------------------------
    Total income                                                            45,991,431      9,467,818     3,112,135     2,402,498
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                      2,947,492        646,364       260,970       137,158
Distribution fees                                                               17,967             --            --            --
Authorized dealer service fees                                                  17,967             --            --            --
Administration share fees                                                       12,632            425         1,244            --
Service share fees                                                                  --             --         2,847            --
Transfer agent fees                                                            306,662             --        26,098        13,716
Custodian fees                                                                 202,330         53,175        40,586        46,412
Professional fees                                                               73,276         79,913        37,300        49,918
Printing fees                                                                   84,609         30,942        42,972        37,167
Registration fees                                                                7,192         71,103        42,630        12,708
Amortization of deferred organization expenses                                  29,381             --        22,673        25,947
Trustees' fees                                                                  53,525          6,783         1,989           690
Other                                                                          221,317         42,713        31,511         7,056
---------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                           3,974,350        931,418       510,820       330,772
    Less--expenses reimbursable and fees waived by Goldman Sachs              (569,372)      (349,267)     (213,139)     (176,469)
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                             3,404,978        582,151       297,681       154,303
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                                   42,586,453      8,885,667     2,814,454     2,248,195
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
 futures transactions:
Net realized gain (loss) from:
  Investment transactions                                                   (6,834,903)    (4,027,343)     (472,312)      908,346
  Futures transactions                                                      (5,165,576)        (2,831)           --        12,784
Net change in unrealized gain (loss) on:
  Investments                                                               16,816,889      5,661,425     1,270,197     1,682,520
  Futures                                                                     (678,522)        74,266            --       (19,344)
---------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain on investment and futures
     transactions                                                            4,137,888      1,705,517       797,885     2,584,306
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                   $46,724,341    $10,591,184    $3,612,339    $4,832,501
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                       GS Adjustable    GS Short-Term     GS Short       GS Core
                                                                           Rate          Government       Duration        Fixed
                                                                        Government         Agency         Tax-Free       Income
                                                                        Agency Fund         Fund            Fund          Fund
                                                                       ===========================================================
From Operations:
Net investment income                                                   $  42,586,453   $   8,885,667   $  2,814,454   $ 2,248,195
Net realized gain (loss) from investment and futures transactions         (12,000,479)     (4,030,174)      (472,312)      921,130
Net change in unrealized gain on investments and futures                   16,138,367       5,735,691      1,270,197     1,663,176
----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                   46,724,341      10,591,184      3,612,339     4,832,501
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
  Institutional shares                                                    (42,629,917)     (8,684,213)    (2,771,793)   (2,253,625)
  Administration shares                                                      (278,448)        (11,164)       (20,584)           --
  Service shares                                                                   --              --        (22,077)           --
  Class A shares                                                             (425,863)             --             --            --
In excess of net investment income
  Institutional shares                                                     (2,124,188)             --             --            --
  Administration shares                                                       (13,875)             --             --            --
  Class A shares                                                              (21,220)             --             --            --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                   (45,493,511)     (8,695,377)    (2,814,454)   (2,253,625)
----------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                         456,762,969      49,034,023     36,468,900    30,256,879
Proceeds from reorganizations                                              37,593,780              --             --            --
Reinvestment of dividends and distributions                                21,273,685       4,993,443      1,873,154     2,232,160
Cost of shares repurchased                                               (790,211,526)   (145,988,674)   (67,865,169)   (4,073,379)
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     shares transactions                                                 (274,581,092)    (91,961,208)   (29,523,115)   28,415,660
----------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                            (273,350,262)    (90,065,401)   (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                         949,483,280     193,825,431     87,614,539    24,507,742
----------------------------------------------------------------------------------------------------------------------------------
End of year                                                             $ 676,133,018   $ 103,760,030   $ 58,889,309   $55,502,278
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment
 income                                                                 $  (2,129,902)  $     708,450   $     67,398   $    40,202
==================================================================================================================================
Summary of Share Transactions:
  Shares sold                                                              46,809,171       5,072,030      3,733,382     3,077,397
  Shares exchanged in reorganizations                                       3,843,169              --             --            --
  Reinvestment of dividends and distributions                               2,181,117         516,178        190,942       230,595
  Shares repurchased                                                      (81,125,615)    (15,135,663)    (6,950,294)     (411,156)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                             (28,292,158)     (9,547,455)    (3,025,970)    2,896,836
==================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)
For the Year Ended October 31, 1994
--------------------------------------------------------------------------------



                                            GS Adjustable                GS Short-Term            GS Short             GS Core
                                            Rate                         Government               Duration             Fixed
                                            Government                   Agency                   Tax-Free             Income
                                            Agency Fund                  Fund                     Fund                 Fund(a)
-----------------------------------------------------------------------------------------------------------------------------------

From Operations:
Net investment income                      $    74,486,356                $  15,104,529           $   4,367,575        $   912,083
Net realized loss from
 investment and futures
 transactions                                  (21,946,744)                  (9,489,099)             (3,998,966)          (458,326)
Net change in unrealized
 loss on investments                           (23,081,906)                  (3,394,603)               (773,951)          (658,215)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 operations                                     29,457,706                    2,220,827                (405,342)          (204,458)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to
 Shareholders from:
Net investment income
Institutional shares                           (73,960,549)                 (14,220,333)             (4,170,854)          (912,083)
Administration shares                             (304,939)                    (674,883)               (193,928)                --
Service shares                                          --                           --                  (2,793)                --
Net realized gain on
 investment and futures
 transactions
Institutional shares                                    --                   (1,416,326)               (931,790)                --
Administration shares                                   --                      (66,034)                   (784)                --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                                  (74,265,488)                 (16,377,576)             (5,300,149)          (912,083)
----------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Proceeds from sales of
 shares                                      1,013,097,417                   97,865,803             117,286,528         24,765,017
Reinvestment of dividends
 and distributions                              30,771,600                   10,376,478               4,009,244            911,363
Cost of shares repurchased                  (2,815,775,329)                (276,458,244)           (144,689,428)           (52,097)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 share transactions                         (1,771,906,312)                (168,215,963)            (23,393,656)        25,624,283
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                   (1,816,714,094)                (182,372,712)            (29,099,147)        24,507,742
Net Assets:
Beginning of period                          2,766,197,374                  376,198,143             116,713,686                 --
----------------------------------------------------------------------------------------------------------------------------------
End of period                              $   949,483,280                $ 193,825,431           $  87,614,539        $24,507,742
==================================================================================================================================
Accumulated undistributed
 net investment income                     $       747,775                $     481,675           $      44,725        $    20,085
==================================================================================================================================
Summary of Share
 Transactions:
Shares sold                                    102,107,323                    9,829,690              11,568,942          2,561,774
Reinvestment of dividends
 and distributions                               3,113,434                    1,051,206                 400,203             96,676
Shares repurchased                            (284,303,787)                 (27,853,643)            (14,425,718)            (5,596)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in shares outstanding                       (179,083,030)                 (16,972,747)             (2,456,573)         2,652,854
----------------------------------------------------------------------------------------------------------------------------------

(a)For the period from January 5, 1994 (Commencement of Operations) to October 31, 1994.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995
--------------------------------------------------------------------------------

1.  Organization

    Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Agency Fund offers Class A shares.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry:

    A.  Investment Valuation
    ------------------------
    Investments in mortgage backed, asset backed and U.S. Treasury obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

    B.  Security Transactions and Investment Income
    -----------------------------------------------
    Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

    C.  Mortgage Dollar Rolls
    -------------------------
    The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

    D.  Futures Contracts
    ---------------------
    The Funds may enter into futures transactions for hedging purposes or, except for futures transactions on currencies by the GS Core Fixed Income Fund, to seek to increase total return as permitted by CFTC regulations. The Funds may also use futures contracts to manage their exposure to fluctuations in interest rates and in the case of the GS Core Fixed Income Fund, currency values. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. The underlying total net notional amount and net market value at risk for outstanding futures contracts at October 31, 1995 are noted on the appropriate Schedules of Investments.

    Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

    E.  Deferred Organization Expenses
    ----------------------------------
    Organization-related costs are being amortized on a straight-line basis over a period of five years.

    F.  Expenses
    ------------
    Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

    Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Agency Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

    G.  Federal Taxes
    -----------------
    It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1995

-------------------------------------------------------------------------------


    At October 31, 1995, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                  Years of
Fund                               Amount         Expiration
------------------------------     -----------   -----------
GS Adjustable Rate
 Government Agency Fund            $38,311,000    2000-2002
GS Short-Term Government
 Agency Fund                       $11,136,000    2002
GS Short Duration Tax-Free
 Fund                              $ 3,999,000    2002

    These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

    3.  Agreements

    Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government Agency and GS Short-Term Government Agency Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government Agency, GS Short Duration Tax-Free and GS Core Fixed Income Funds and
 .50% of average daily net assets of GS Short-Term Government Agency Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short-Term Government Agency Fund. For the period ended October 31, 1995, investment advisory fees of $129,273 were waived for the GS Short-Term Government Agency Fund.

    The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Agency Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1995, the amount of reimbursed expenses for the GS Adjustable Rate Government Agency, GS Short-Term Government Agency, GS Short Duration Tax-Free and GS Core Fixed Income Funds were $551,405, $219,994, $213,139 and $176,469, respectively. The amounts reimbursable to the GS Adjustable Rate Government Agency, GS Short-Term Government Agency, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1995 were approximately $178,000, $79,000, $18,000 and $41,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

    Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Agency Fund Class A shares. At October 31, 1995, Goldman Sachs retained approximately $40,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds.

    The Trust, on behalf of the GS Adjustable Rate Government Agency Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to $17,967.

    The Trust, on behalf of the GS Adjustable Rate Government Agency Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Agency Fund pays a fee under the Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A shares.

    For the period ended October 31, 1995, GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund and GS Core Fixed Income Fund incurred commissions expense of approximately $91,000, $2,800, and $900, respectively, in connection with futures contracts entered into with Goldman Sachs.

4.  Line of Credit Facility

    The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During fiscal year 1995, the Funds did not have any borrowings under this facility.

5.  Investment Transactions

    Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1995, were as follows:

----------------------------------------------------------------------------------------------
                                GS Adjustable          GS              GS
                                    Rate           Short-Term         Short           GS
                                 Government        Government        Duration     Core Fixed
                                   Agency            Agency          Tax-Free       Income
                                    Fund               Fund            Fund          Fund
----------------------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations           $ 168,570,797      $363,854,703      $    --       $132,227,192
----------------------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)                --                --            160,557,538    26,393,743
----------------------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations             496,940,962       420,674,507           --        114,081,532
----------------------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)                --                --            185,231,508    16,705,497
----------------------------------------------------------------------------------------------

6.  Summary of Share Transactions

    Share activity for the period ended October 31, 1995 is as follows:

Fund                                                        Dollars         Shares
--------------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
Institutional Shares:
  Shares sold                                            $ 445,293,934     45,635,666
  Shares exchanged in reorganization                        18,823,725      1,926,438
  Reinvestment of dividends and distributions               20,730,137      2,125,494
  Shares repurchased                                      (771,265,543)   (79,186,935)
                                                         ----------------------------
                                                          (286,417,747)   (29,499,337)
                                                         ----------------------------
Administration Shares:
  Shares sold                                                  648,042         66,628
  Shares exchanged in reorganization                         1,561,584        159,814
  Reinvestment of dividends and distributions                  124,368         12,743
  Shares repurchased                                        (5,731,937)      (588,307)
                                                         ----------------------------
                                                            (3,397,943)      (349,122)
                                                         ----------------------------
Class A Shares:
  Shares sold                                               10,820,993      1,106,877
  Shares exchanged in reorganization                        17,208,471      1,756,917
  Reinvestment of dividends and distributions                  419,180         42,880
  Shares repurchased                                       (13,214,046)    (1,350,373)
                                                         ----------------------------
                                                            15,234,598      1,556,301
                                                         ----------------------------
                                                         $(274,581,092)   (28,292,158)
                                                         ============================
GS Short-Term Government Agency Fund
Institutional Shares:
  Shares sold                                            $  49,032,419      5,071,865
  Reinvestment of dividends and distributions                4,993,225        516,155
  Shares repurchased                                      (145,260,300)   (15,059,774)
                                                         ----------------------------
                                                           (91,234,656)    (9,471,754)
                                                         ----------------------------
Administration Shares:
  Shares sold                                                    1,604            165
  Reinvestment of dividends and distributions                      218             23
  Shares repurchased                                          (728,374)       (75,889)
                                                         ----------------------------
                                                              (726,552)       (75,701)
                                                         ----------------------------
                                                         $ (91,961,208)    (9,547,455)
                                                         ============================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1995
--------------------------------------------------------------------------------

GS Short Duration Tax-Free Fund
Institutional Shares:
  Shares sold                                    $    18,780,011      1,920,432
  Reinvestment of dividends and distributions          1,860,104        189,624
  Shares repurchased                                 (46,762,899)    (4,787,105)
                                                 ------------------------------
                                                     (26,122,784)    (2,677,049)
                                                 ------------------------------
Administration Shares:
  Shares sold                                                 --             --
  Reinvestment of dividends and distributions              2,483            246
  Shares repurchased                                  (3,800,930)      (390,639)
                                                 ------------------------------
                                                      (3,798,447)      (390,393)
                                                 ------------------------------
Service Shares:
  Shares sold                                         17,688,889      1,812,950
  Reinvestment of dividends and distributions             10,567          1,072
  Shares repurchased                                 (17,301,340)    (1,772,550)
                                                 ------------------------------
                                                         398,116         41,472
                                                 ------------------------------
                                                 $   (29,523,115)    (3,025,970)
                                                 ==============================

-------------------------------------------------------------------------------
Share activity for the year ended October 31, 1994 is as follows:


Fund                                                 Dollars          Shares
-------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
Institutional Shares:
  Shares sold                                    $ 1,004,949,426    101,283,294
  Reinvestment of dividends and distributions         30,671,269      3,103,267
  Shares repurchased                              (2,809,311,423)  (283,651,840)
                                                 ------------------------------
                                                  (1,773,690,728)  (179,265,279)
                                                 ------------------------------
Administration Shares:
  Shares sold                                          8,147,991        824,029
  Reinvestment of dividends and distributions            100,331         10,167
  Shares repurchased                                  (6,463,906)      (651,947)
                                                 ------------------------------
                                                       1,784,416        182,249
                                                 ------------------------------
                                                 $(1,771,906,312)  (179,083,030)
                                                 ==============================
GS Short-Term Government Agency Fund
Institutional Shares:
  Shares sold                                    $    97,738,708      9,816,887
  Reinvestment of dividends and distributions         10,373,791      1,050,930
  Shares repurchased                                (261,183,718)   (26,290,525)
                                                 ------------------------------
                                                 $  (153,071,219)   (15,422,708)
                                                 ------------------------------

Administration Shares:
  Shares sold                                    $       127,095         12,803
  Reinvestment of dividends and distributions              2,687            276
  Shares repurchased                                 (15,274,526)    (1,563,118)
                                                 ------------------------------
                                                     (15,144,744)    (1,550,039)
                                                 ------------------------------
                                                 $  (168,215,963)   (16,972,747)
                                                 ==============================
GS Short Duration Tax-Free Fund
Institutional Shares:
  Shares sold                                    $   100,275,689      9,879,219
  Reinvestment of dividends and distributions          4,003,867        399,664
  Shares repurchased                                (130,867,805)   (13,045,936)
                                                 ------------------------------
                                                     (26,588,249)    (2,767,053)
                                                 ------------------------------
Administration Shares:
  Shares sold                                         12,399,454      1,221,381
  Reinvestment of dividends and distributions              5,160            517
  Shares repurchased                                  (9,256,757)      (915,914)
                                                 ------------------------------
                                                       3,147,857        305,984
                                                 ------------------------------
Service Shares:
  Shares sold                                          4,611,385        468,342
  Reinvestment of dividends and distributions                217             22
  Shares repurchased                                  (4,564,866)      (463,868)
                                                 ------------------------------
                                                          46,736          4,496
                                                 ------------------------------
                                                 $   (23,393,656)    (2,456,573)
                                                 ==============================


7.  Repurchase Agreements

    During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.  Joint Repurchase Agreement Account

    The Funds, together with other registered investment companies having advisory agreements with GSFM and

GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1995, the GS Adjustable Rate Government Agency, GS Short-Term Government Agency and GS Core Fixed Income Funds had an 0.89%, 0.03% and 0.31%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $16,000,000, $500,000 and $5,600,000, respectively, in principal amount.

    As of October 31, 1995, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal           Interest          Maturity          Amortized
Amount                Rate              Date              Cost
--------------------------------------------------------------------------------
Lehman Brothers, Inc. dated 10/31/95, repurchase price $965,159,225 (U.S. Treasury Notes: $955,186,569, 4.25%-9.50%, 11/15/95-08/15/02; U.S. Treasury
Interest-Only Strips:$19,548,855, 11/15/00-08/15/02; U.S. Treasury Principal-Only Strips:$6,376,719, 6.38%-8.50%, 11/15/00-08/15/02))

$965,000,000          5.94%           11/01/95        $   965,000,000

Salomon Brothers, Inc. dated 10/31/95, repurchase price $830,136,489 (U.S. Treasury Notes: $383,210,541, 4.25%-8.87%, 11/15/95-08/31/00; U.S. Treasury
Interest-Only Strips: $356,333,527, 11/15/95-08/15/02; U.S. Treasury Principal-Only Strips: $107,445,042, 6.38%-9.50%, 11/15/95-08/15/02)

$830,000,000          5.92%           11/01/95        $   830,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account              $ 1,795,000,000
================================================================================

9.  Administration and Service Plans

    The Fund has adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Agency Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Agency Fund and (ii) the assumption by GS Adjustable Rate Government Agency Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Agency Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Agency Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

-------------------------------------------------------------------------------
                            GS Government
                               Agency
                              Portfolio       GS Adjustable    GS Adjustable
                           (For Financial    Rate Government  Rate Government
                            Institutions)     Agency Fund       Agency Fund
                               (Pre-             (Pre-            (Post-
                           Reorganization)   Reorganization)  Reorganization)
                           ---------------   ---------------  ---------------
Net Assets                   $20,385,309       $673,292,455     $693,677,764
Shares Outstanding
  Institutional Shares         1,912,506         68,506,367       70,432,805
  Administration Shares          158,661            401,122          560,936
Net Asset Value Per Share
  Institutional Shares              9.84               9.77             9.77
  Administration Shares             9.84               9.77             9.77
-------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1995
--------------------------------------------------------------------------------
    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS Adjustable Rate Government Agency Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Agency Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Agency Fund and (ii) the assumption by GS Adjustable Rate Government Agency Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and the GS Adjustable Rate Government Agency Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Agency Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:

-------------------------------------------------------------------------------
                              GS Adjustable    GS Adjustable     GS Adjustable
                              Rate Mortgage   Rate Government   Rate Government
                                  Fund          Agency Fund       Agency Fund
                                  (Pre-            (Pre-            (Post-
                             Reorganization)  Reorganization)   Reorganization)
                             ---------------  ---------------   ---------------
Net Assets                     $17,208,471      $727,300,372      $744,508,843
Shares Outstanding
  Institutional Shares                  --        73,743,084        73,743,084
  Administration Shares                 --           561,352           561,352
  Class A Shares                 3,552,167                --         1,756,917
Net Asset Value Per Share
  Institutional Shares                  --              9.79              9.79
  Administration Shares                 --              9.79              9.79
  Class A Shares                      4.84                --              9.79
-------------------------------------------------------------------------------

    The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Agency Fund due to these reorganizations was approximately $3,154,000.

    For the period ended October 31, 1994, $15.9 million of the GS Core Fixed Income Fund shareholder subscriptions were made through in-kind contributions of securities.

    As of October 31, 1995, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan and the Goldman Sachs Asset Management Retirement Plan were the beneficial owners of approximately 31% of the outstanding shares of the GS Short-Term Government Agency Fund.

11. Certain Reclassifications

    In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund have reclassified $29,381, $36,485, $22,673 and $25,547, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                    GS Adjustable Rate Government Agency Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.74   $0.5630/(c)/   $0.0717/(c)/         -          $0.6347(c)   $(0.5759)     $  --         $(0.0287)
1995-Administration
    Shares...........    9.74    0.5366/(c)/    0.0737/(c)/         -           0.6103(c)    (0.5528)        --          (0.0275)
1995-Class A
    Shares/(d)/......    9.79    0.2721/(c)/  (0.0090)/(c)/         -           0.2631(c)    (0.2697)        --          (0.0134)
1994-Institutional
    Shares...........   10.00    0.4341/(c)/  (0.2455)/(c)/         -           0.1886(c)    (0.4486)        --          --
1994-Administration
    Shares...........   10.00    0.4211/(c)/  (0.2572)/(c)/         -           0.1639(c)    (0.4239)        --          --
1993-Institutional
    Shares...........   10.04    0.4397       (0.0376)/(a)/         -           0.4021       (0.4397)        --          (0.0024)
1993-Administration
    Shares/(f)/......   10.02    0.2146       (0.0173)/(a)/         -           0.1973       (0.2146)      0.0000        (0.0027)
1992-Institutional
    Shares...........   10.03    0.5599       (0.0029)/(a)          -           0.5570       (0.5470)        --          --

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   10.00    0.1531        0.0322/(a)/          -           0.1853       (0.1553)        --          --

                         Distributions to shareholders
                     -------------------------------------
                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)       Net asset                    net       income
                      option and    paid     distributions     in net         value at                  expenses     (loss)
                       futures       in          to            asset           end of      Total       to average   to average
                     transactions  capital   shareholders      value           period    return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    $ --      $ --        $(0.6046)       $ 0.0301        $ 9.77       6.75%        0.46%       5.77%
1995-Administration
    Shares...........      --        --         (0.5803)         0.0300          9.77       6.48         0.71        5.50
1995-Class A
    Shares/(d)/......      --        --         (0.2831)        (0.0200)         9.77       2.74         0.69/(e)/   5.87/(e)/
1994-Institutional
    Shares...........      --        --         (0.4486)        (0.2600)         9.74       1.88         0.46        4.38
1994-Administration
    Shares...........      --        --         (0.4239)        (0.2600)         9.74       1.63         0.71        4.27
1993-Institutional
    Shares...........      --        --         (0.4421)        (0.0400)        10.00       4.13         0.45        4.36
1993-Administration
    Shares/(f)/......      --        --         (0.2173)        (0.0200)        10.00       2.01/(k)/    0.70/(e)/   3.81/(e)/
1992-Institutional
    Shares...........      --        --         (0.5470)         0.0100         10.04       6.12         0.42        5.61

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........      --        --         (0.1553)         0.0300         10.03       2.14(k)      0.20/(e)/   7.31/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    24.12%     $  657,358     0.53%        5.70%
1995-Administration
    Shares...........    24.12           3,572     0.78         5.43
1995-Class A
    Shares/(d)/......    24.12          15,203     1.01/(e)/    5.55/(e)/
1994-Institutional
    Shares...........    37.81         942,523     0.49         4.35
1994-Administration
    Shares...........    37.81           6,960     0.74         4.24
1993-Institutional
    Shares...........   103.74       2,760,871     0.48         4.33
1993-Administration
    Shares/(f)/......   103.74           5,326     0.73/(e)/    3.78/(e)/
1992-Institutional
    Shares...........   286.40       2,145,064     0.55         5.48

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   145.67/(e)/    239,642     1.02(e)      6.49/(e)/

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                     GS SHORT-TERM GOVERNMENT AGENCY FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.64    $0.6652/(c)/  $ 0.1666/(c)/     $ --          $0.8318/(c)/  $(0.6518)   $--           $--
1995-Administration
    Shares...........    9.64     0.2384/(c)/   (0.0433)/(c)/      --           0.1951/(c)/   (0.2051)    --            --
1994-Institutional
    Shares...........   10.14     0.5628/(c)/   (0.4592)/(c)/      --           0.1036/(c)/   (0.5598)    (0.0438)      --
1994-Administration
    Shares...........   10.14     0.5329/(c)/   (0.4539)/(c)/      --           0.0790/(c)/   (0.5352)    (0.0438)      --
1993-Institutional
    Shares...........   10.16     0.5627        (0.0135)/(a)/      --           0.5492        (0.5627)    --            (0.0065)
1993-Administration
    Shares/(f)/......   10.23     0.2725        (0.0900)/(a)/      --           0.1825        (0.2725)    --            --
1992-Institutional
    Shares...........   10.22     0.6703        (0.0600)/(a)/      --           0.6103        (0.6703)    --            --
1991-Institutional
    Shares...........   10.00     0.8020         0.2200/(a)/       --           1.0220        (0.8020)    --            --
1990-Institutional
    Shares...........   10.07     0.8300        (0.0700)/(a)/      --           0.7600        (0.8300)    --            --
1989-Institutional
    Shares...........   10.10     0.8800        --                 --           0.8800        (0.8800)    --            --

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........   10.00     0.1800         0.1000/(a)/       --           0.2800        (0.1800)    --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ --          $--       $(0.6518)     $ 0.1800       $ 9.82         8.97%         0.45%        6.87%
1995-Administration
    Shares...........    --           --        (0.2051)      (0.0100)        9.63/(h)/    2.10          0.70/(e)/    7.91/(e)/
1994-Institutional
    Shares...........    --           --        (0.6036)      (0.5000)        9.64         0.99          0.45         5.69
1994-Administration
    Shares...........    --           --        (0.5790)      (0.5000)        9.64         0.73          0.70         5.38
1993-Institutional
    Shares...........    --           --        (0.5692)      (0.0200)       10.14         5.55          0.45         5.46
1993-Administration
    Shares/(f)/......    --           --        (0.2725)      (0.0900)       10.14         1.74          0.70/(e)/    4.84/(e)/
1992-Institutional
    Shares...........    --           --        (0.6703)      (0.0600)       10.16         6.24          0.45         6.60
1991-Institutional
    Shares...........    --           --        (0.8020)       0.2200        10.22        10.93          0.45         8.25
1990-Institutional
    Shares...........    --           --        (0.8300)      (0.0700)       10.00         8.23          0.45         8.62
1989-Institutional
    Shares...........    --           (0.0300)  (0.9100)      (0.0300)       10.07         9.08          0.46         8.71

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    --           --        (0.1800)       0.1000        10.10         3.30          0.55/(e)/    8.55/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    292.56%    $103,760       0.72%        6.60%
1995-Administration
    Shares...........    292.56           --       0.90/(e)/    7.71/(e)/
1994-Institutional
    Shares...........    289.79      193,095       0.59         5.55
1994-Administration
    Shares...........    289.79          730       0.84         5.24
1993-Institutional
    Shares...........    411.66      359,708       0.64         5.31
1993-Administration
    Shares/(f)/......    411.66       16,490       0.80/(e)/    4.74/(e)/
1992-Institutional
    Shares...........    216.07      277,927       0.69         6.36
1991-Institutional
    Shares...........    155.44      158,848       0.79         7.91
1990-Institutional
    Shares...........    173.21       68,995       0.95         8.12
1989-Institutional
    Shares...........    137.37       31,015       1.39         7.78

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    167.00(e)    39,052       1.42/(e)/    7.68/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                            GS Short Duration Tax-Free Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.79    $0.4235/(c)/  $0.1500/(c)/      $ --         $0.5735/(c)/  $(0.4235)      $--         $ --
1995-Administration
    Shares...........    9.79     0.3989/(c)/   0.1500/(c)/        --          0.5489/(c)/   (0.3989)       --           --
1995-Service Shares..    9.79     0.3744/(c)/   0.1600/(c)/        --          0.5344/(c)/   (0.3744)       --           --

1994-Institutional
    Shares...........   10.23     0.3787/(c)/  (0.3575)/(c)/       --          0.0212/(c)/   (0.3787)       (0.0825)     --
1994-Administration
    Shares...........   10.23     0.3537/(c)/  (0.3575)/(c)/       --         (0.0038)/(c)/  (0.3537)       (0.0825)     --
1994-Service
    Shares/(i)/......    9.86     0.0475/(c)/  (0.0700)/(c)/       --         (0.0225)/(c)/  (0.0475)       --           --

1993-Institutional
    Shares...........    9.93     0.3834        0.3000/(a)/        --          0.6834        (0.3834)       --           --
1993-Administration
    Shares/(i)/......   10.16     0.1555        0.0720/(a)/        --          0.2275        (0.1555)       --           --

For the Period October 1, 1992/(g)/through October 31,
------------------------------------------------------
1992-Institutional
    Shares...........   10.00     0.0341       (0.0700)/(a)/       --         (0.0359)       (0.0341)       --           --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   $ --       $ --        $(0.4235)     $ 0.1500       $ 9.94         5.98%          0.45%        4.31%
1995-Administration
    Shares...........     --         --         (0.3989)       0.1500         9.94         5.76           0.70         4.14
1995-Service Shares..     --         --         (0.3744)       0.1600         9.95         5.59           0.95         3.87

1994-Institutional
    Shares...........     --         --         (0.4612)      (0.4400)        9.79         0.17           0.45         3.74
1994-Administration
    Shares...........     --         --         (0.4362)      (0.4400)        9.79        (0.11)          0.70         3.51
1994-Service
    Shares/(i)/......     --         --         (0.0475)      (0.0700)        9.79        (0.32)/(k)/     0.95/(e)/    4.30/(e)/

1993-Institutional
    Shares...........     --         --         (0.3834)       0.3000        10.23         7.03           0.41         3.70
1993-Administration
    Shares/(i)/......     --         --         (0.1555)       0.0720        10.23         2.28/(k)/      0.70/(e)/    3.32/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........     --         --         (0.0341)      (0.0700)        9.93        (0.34)/(k)/     0.05/(e)/    4.58/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   259.52%      $ 58,389      0.77%         3.99%
1995-Administration
    Shares...........   259.52             46      1.02          3.82
1995-Service Shares..   259.52            454      1.27          3.55
1994-Institutional
    Shares...........   354.00         83,704      0.61          3.58
1994-Administration
    Shares...........   354.00          3,866      0.86          3.35
1994-Service
    Shares/(i)/......   354.00             44      1.11/(e)/     4.14/(e)/
1993-Institutional
    Shares...........   404.60        115,803      1.06          3.05
1993-Administration
    Shares/(i)/......   404.60            911      1.07/(e)/     2.95/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........    31.19/(k)/    14,601      2.68/(e)/     1.95/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                               GS Core Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........  $ 9.24    $0.6423        $ 0.7610           $ --          $ 1.4033     $(0.6433)      $ --          $ --

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........   10.00     0.4648         (0.7617)            --           (0.2969)     (0.4648)        --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........    $ --       $ --       $(0.6433)     $ 0.7600       $10.00         15.72%          0.45%       6.56%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........      --         --        (0.4648)      (0.7617)        9.24         (3.00)          0.45/(e)/   6.48/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........     383.26%    $55,502       0.96%         6.05%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........     288.25      24,508       1.46/(e)/     5.47/(e)/

------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(c) Calculated based on the average shares outstanding methodology.
(d) Class A shares commenced operations on May 15, 1995.
(e) Annualized.
(f) Administration share activity commenced on April 15, 1993.
(g) Commencement of operations.
(h) GS Short-Term Government Agency Administration shares were redeemed in full on February 23, 1995. Amount shown represents net asset value on February 23, 1995.
(i) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(j) Includes the effect of mortgage dollar roll transactions.
(k) Not annualized.

-------------------------------------------------------------------------------
Report of Independent Public Accountants

-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

  We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1995, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        Arthur Andersen LLP

Boston, Massachusetts
December 8, 1995

                     [This Page Intentionally Left Blank]

                     [This Page Intentionally Left Blank]

                     [This Page Intentionally Left Blank]

-------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Institutional Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

The Goldman Sachs
Fixed Income
Portfolios

Annual Report
October 31, 1995

[                        ]

GS Adjustable Rate Government Agency Fund
GS Short-Term Government Agency Fund
GS Short Duration Tax-Free Fund
GS Core Fixed Income Fund




Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

GST/AR/1095(INST)
===============================================================================

                              ADJUSTABLE RATE FUND
                                   APPENDIX A

       This Appendix provides certain information concerning the performance of various types of securities over specified periods of time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund's portfolio. The items included in these performance figures may not be identical to those in the formulas used by the Fund to calculate its performance figures. This information does not reflect the Fund's actual portfolio composition or the fees or expenses associated with an investment in the Fund. Past performance is not an indication of future performance.

                             AVERAGE MONTHLY YIELDS
                    OF MONEY MARKET FUNDS IN IBC/DONOGHUE'S
                    MONEY FUND AVERAGE/TM//ALL TAXABLE INDEX

       This table provides certain information concerning the average performance of money market funds (other than tax-free money funds) tracked by Donoghue's Money Fund Report for the periods indicated.

                                                DONOGHUE'S
        YEAR AND                            ALL TAXABLE INDEX*
         MONTH                        AVERAGE MONTHLY YIELD(%)
        --------                      ------------------------

       YEAR 1988
       ---------
       JAN                                        6.50
       FEB                                        6.17
       MAR                                        6.05
       APR                                        6.10
       MAY                                        6.26
       JUN                                        6.54
       JUL                                        6.81
       AUG                                        7.14
       SEP                                        7.42
       OCT                                        7.51
       NOV                                        7.66
       DEC                                        8.08
       AVERAGE FOR 1988                           6.86

       YEAR 1989
       ---------
       JAN                                        8.36
       FEB                                        8.49
       MAR                                        8.92
       APR                                        9.16
       MAY                                        9.14
       JUN                                        8.93
       JUL                                        8.65


                                      1-A

       AUG                                        8.32
       SEP                                        8.26
       OCT                                        8.19
       NOV                                        8.00
       DEC                                        7.93
       AVERAGE FOR 1989                           8.53

       YEAR 1990
       ---------
       JAN                                        7.75
       FEB                                        7.65
       MAR                                        7.66
       APR                                        7.68
       MAY                                        7.68
       JUN                                        7.67
       JUL                                        7.62
       AUG                                        7.50
       SEP                                        7.47
       OCT                                        7.45
       NOV                                        7.33
       DEC                                        7.23
       AVERAGE FOR 1990                           7.56

       YEAR 1991
       ---------
       JAN                                        6.89
       FEB                                        6.41
       MAR                                        6.09
       APR                                        5.84
       MAY                                        5.58
       JUNE                                       5.49
       JULY                                       5.47
       AUG                                        5.36
       SEP                                        5.21
       OCT                                        5.03
       NOV                                        4.78
       DEC                                        4.58
       AVERAGE FOR 1991                           5.56

       YEAR 1992
       ---------
       JAN                                        4.13
       FEB                                        3.81
       MAR                                        3.73
       APR                                        3.65
       MAY                                        3.51
       JUNE                                       3.44
       JULY                                       3.24
       AUG                                        3.06
       SEP                                        2.92
       OCT                                        2.79
       NOV                                        2.75
       DEC                                        2.84
       AVERAGE FOR 1992                           3.32

                                      2-A

       YEAR 1993
       ---------
       JAN                                        2.81
       FEB                                        2.72
       MAR                                        2.68
       APR                                        2.65
       MAY                                        2.60
       JUNE                                       2.63
       JULY                                       2.64
       AUG                                        2.65
       SEP                                        2.66
       OCT                                        2.65
       NOV                                        2.67
       DEC                                        2.72
       AVERAGE FOR 1993                           2.67

       YEAR 1994
       ---------
       JAN                                        2.92
       FEB                                        2.99
       MAR                                        3.09
       APR                                        3.28
       MAY                                        3.59
       JUN                                        3.83
       JUL                                        3.99
       AUG                                        4.18
       SEP                                        4.48
       OCT                                        4.54
       NOV                                        4.84
       DEC                                        5.24
       AVERAGE FOR 1994                           3.91

       *IBC/Donoghue's Money Fund Average/TM// All Taxable Index, as reported in the IBC/Donoghue's Money Fund Report(R). The IBC/Donoghue's Money Fund Average/TM/ data is computed net of fees.

                                      3-A

                             PRICES  AND YIELDS OF
                        CERTAIN U.S. TREASURY SECURITIES
                                      AND
                    A FEDERAL HOME LOAN MORTGAGE CORPORATION
                      ONE-YEAR CONSTANT MATURITY TREASURY
                      ADJUSTABLE RATE MORTGAGE CERTIFICATE

       The following table compares the Prices of a one-year and Yields of a six-month on-the-run U.S. Treasury security and, a Federal Home Loan Mortgage Corporation one-year constant maturity Treasury adjustable rate mortgage certificate during the periods indicated. An "on-the-run" U.S. Treasury security is a recently issued current coupon security quoted as representing the most current and liquid security in its maturity category. A Federal Home Loan Mortgage Corporation adjustable rate mortgage certificate is a type of mortgage security eligible for investment by the Fund. Other securities in which the Fund may invest may not have the same yield or volatility characteristics as these securities. This data is based on the end of period values and for the yield column, does not include any fees./1/





                       ONE-YEAR       ONE-YEAR        ONE-YEAR       ONE-YEAR
                      ON-THE-RUN     ON-THE-RUN    CMT ADJUSTABLE  CMT ADJUSTABLE
                    U.S. TREASURY   U.S. TREASURY  RATE MORTGAGE   RATE MORTGAGE
     DATE              SECURITY       SECURITY      CERTIFICATE     CERTIFICATE
---------------     -------------   -------------  --------------  --------------
                        YIELD           PRICE          PRICE         PRICE

31 JAN 89                9.114          100.00         100.00       10.564
28 FEB 89                9.336          99.784         99.795       10.826
31 MAR 89                9.656          99.474         99.363       11.376
30 APR 89                9.441          99.682         99.370       11.361
31 MAY 89                9.044         100.065         99.796       10.814
3O JUN 89                8.491         100.605        100.298       10.171
31 JUL 89                7.948         101.139        100.684        9.678
31 AUG 89                8.227         100.864        100.441        9.987
30 SEP 89                8.255         100.836        100.474        9.945
31 OCT 89                8.034         101.054        100.705        9.654
30 NOV 89                7.793         101.292        101.007        9.273
31 DEC 89                7.749         101.334        101.098        9.159
31 JAN 90                7.951         101.135        100.906        9.401
28 FEB 90                8.155         100.933        100.785        9.555
31 MAR 90                8.395         100.696        100.645        9.735
30 APR 90                8.437         100.654        100.546        9.857
31 MAY 90                8.347         100.742        100.769        9.577
30 JUN 90                8.114         100.944        100.963        9.334
31 JUL 90                7.972         101.114        101.083        9.182
31 AUG 90                7.809         101.275        101.115        9.139
30 SEP 90                  7.8         101.283        101.137         9.11
31 OCT 90                7.583         101.498        101.229        8.993
30 NOV 90                 7.33         101.750        101.348         8.84
31 DEC 90                7.066         102.013        101.606        8.516
31 JAN 91                6.646         102.434        102.015        8.006

-----------
/1/ Historically, ARMs and PACs have offered yields that are higher than those available from U.S. Treasury securities with comparable maturities.

                                      4-A

28 FEB 91                6.268         102.815        102.302        7.684
31 MAR 91                6.375         102.706        102.265        7.695
30 APR 91                 6.21         102.873        102.406         7.52
31 MAY 91                6.098         102.986        102.554        7.338
30 JUN 91                6.332         102.750        102.414        7.512
31 JUL 91                6.285         102.798        102.535        7.365
31 AUG 91                5.754         103.337        102.940        6.864
30 SEP 91                5.554         103.540        103.152        6.604
31 OCT 91                5.305         103.795        103.289        6.435
30 NOV 91                4.863         104.248        103.617        6.033
31 DEC 91                4.341         104.789        104.221        5.301
31 JAN 92                4.111         105.028        104.461        5.011
28 FEB 92                4.246         104.888        104.357        5.136
31 MAR 92                4.603         104.515        104.044        5.513
30 APR 92                4.263         104.869        104.392        5.093
31 MAY 92                4.161         104.976        104.619        4.821
30 JUN 92                4.141         104.995        104.669        4.761
31 JUL 92                3.572         105.591        105.135        4.202
31 AUG 92                3.445         105.753        105.256        4.085
30 SEP 92                3.154         106.053        105.419        3.884
31 OCT 92                3.267         105.933        105.231        4.107
30 NOV 92                3.643         105.278        105.818        4.553
31 DEC 92                3.678         105.428        106.008        4.548
31 JAN 93                3.462         105.618        105.988        4.542
28 FEB 93                 3.36         105.768        106.378          4.2
31 MAR 93                  3.3         106.213        106.893         4.07
30 APR 93                3.212         105.836        106.416        4.082
31 MAY 93                3.344         105.573        106.223        4.114
30 JUN 93                3.507         105.638        106.008        4.227
31 JUL 93                3.439         105.548        106.198        4.239
31 AUG 93                3.415         105.468        106.468        4.195
30 SEP 93                3.327         105.863        106.503        4.137
31 OCT 93                3.362         105.648        106.288        4.182
30 NOV 93                3.541         105.548        106.208        4.381
31 DEC 93                3.575         105.448        106.148        4.325
31 JAN 94                 3.38          96.883         103.20         4.54
28 FEB 94                 3.83          96.484         102.30         5.11
31 MAR 94                 4.30          96.021         102.07         5.60
30 APR 94                 4.83          95.076         101.07         6.46
31 MAY 94                 5.08          94.849         100.30         6.77
30 JUN 94                 5.20          94.757         100.21         6.97
31 JUL 94                 5.04          95.352         100.21         6.90
31 AUG 94                 5.25          94.794         100.25         7.00
30 SEP 94                 5.62          94.494         100.01         7.60
31 OCT 94                 5.81          94.324          99.25         7.81
30 NOV 94                 6.47           93.71          98.30         8.59
31 DEC 94                 6.73           93.55          98.30         8.80

                                      5-A

                                   APPENDIX B

                                    GLOSSARY

MORTGAGE-BACKED SECURITIES

GUARANTEED MORTGAGE PASS-THROUGHS:

          Securities which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed by the United States government or one of its agencies or instrumentalities.

            * Ginnie Mae Certificates are guaranteed by the full faith and credit of the United States government for timely payment of principal and interest on the certificates.

            * Fannie Mae Certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates.

            * Freddie Mac Certificates are guaranteed by FHLMC, a corporate instrumentality of the United States government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

ALL GUARANTEED MORTGAGE PASS-THROUGHS ARE CONSIDERED TO BE OF THE SAME OR HIGHER CREDIT QUALITY AS PRIVATELY-ISSUED SECURITIES RATED AAA.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):

          Multiclass securities that are issued by the United States government and are collateralized by mortgage loans or mortgage pass-throughs. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-throughs.

            * Payments of principal and interest on collateral of mortgage assets and any reinvestment income thereon, provide the funds to pay debt service on the CMOs.

ALL CMOS INCLUDED AS ASSETS OF THE FUND WILL BE ISSUED BY FANNIE MAE OR FREDDIE MAC.

                                      6-A

 STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):

          Securities which are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the interest only class) while the other class will receive all of the principal (the principal only class).

ALL SMBS INCLUDED AS ASSETS OF THE FUND WILL BE ISSUED BY FANNIE MAE OR FREDDIE MAC.

CMO RESIDUALS:

          CMO Residuals, other than REMIC Residuals, are essentially (i) the spread between the higher interest rates on the mortgage collateral (e.g., Freddie Mac Certificates) and the lower interest rates on the CMO classes and to a lesser extent, (ii) the reinvestment income earned by investing the monthly mortgage cash flows between CMO payment dates.

ALL CMO RESIDUALS INCLUDED AS ASSETS OF THE FUND WILL BE ISSUED BY FANNIE MAE OR FREDDIE MAC.

                                      7-A

                              SHORT DURATION FUND
                                   APPENDIX C

     This Appendix provides certain information concerning the performance of various types of securities over specified periods of time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund's portfolio. The items included in these performance figures may not be identical to those in the formulas used by the Fund to calculate its performance figures. This information does not reflect the Fund's actual portfolio composition or the fees or expenses associated with an investment in the Fund. Past performance is not an indication of future performance.


                                 Average Yield
                                 -------------

     This table provides certain information concerning the monthly average yield of certain tax-exempt money market funds, net of fees, compared to the month-end yield of a 3-year constant maturity general obligation municipal bond, exclusive of fees.

IBC/Donoghue Municipal
                           Money Market Fund
Obligation                Yields (Tax-Exempt/      3-year General
Month/Year                 Institution Only)    Municipal Bond (%)**
------------------------  --------------------  --------------------

Dec. 1984                          5.67                   6.52
Jan. 1985                          5.58                   6.34
Feb. 1985                          5.03                   6.48
Mar. 1985                          4.84                   6.54
Apr. 1985                          4.84                   6.26
May  1985                          4.96                   6.06
June 1985                          4.72                   5.90
July 1985                          4.32                   5.88
Aug. 1985                          4.54                   6.19
Sep. 1985                          4.72                   6.30
Oct. 1985                          4.63                   6.10
Nov. 1985                          4.57                   5.74
Dec. 1985                          5.39                   5.98
Jan. 1986                          5.78                   6.00
Feb. 1986                          5.19                   5.54
Mar. 1986                          4.65                   5.39
Apr. 1986                          4.52                   5.20
May  1986                          4.32                   5.26
Jun. 1986                          3.99                   5.40
Jul. 1986                          3.89                   5.32
Aug. 1986                          4.27                   5.22
Sep. 1986                          4.04                   5.06
Oct. 1986                          3.59                   4.87

                                      1-C

Nov. 1986                          3.50                   4.42
Dec. 1986                          3.87                   4.49
Jan. 1987                          4.02                   4.37
Feb. 1987                          3.76                   4.26
Mar. 1987                          3.68                   4.27
Apr. 1987                          4.35                   5.02
May  1987                          4.63                   5.52
Jun. 1987                          3.94                   5.23
Jul. 1987                          3.81                   5.15
Aug. 1987                          3.95                   5.16
Sep. 1987                          4.25                   5.75
Oct. 1987                          4.67                   6.32
Nov. 1987                          4.67                   5.74
Dec. 1987                          4.85                   5.72
Jan. 1988                          4.67                   5.63
Feb. 1988                          4.37                   5.33
Mar. 1988                          4.31                   5.35
Apr. 1988                          4.30                   5.45
May  1988                          4.55                   5.66
Jun. 1988                          4.60                   5.76
Jul. 1988                          4.78                   5.80
Aug. 1988                          5.17                   5.96
Sep. 1988                          5.16                   6.02
Oct. 1988                          5.29                   5.99
Nov. 1988                          5.31                   6.09
Dec. 1988                          5.82                   6.31
Jan. 1989                          5.65                   6.35
Feb. 1989                          5.79                   6.45
Mar. 1989                          6.37                   6.83
Apr. 1989                          6.48                   6.83
May  1989                          6.55                   6.56
Jun. 1989                          6.12                   6.32
Jul. 1989                          5.81                   6.08
Aug. 1989                          5.72                   6.02
Sep. 1989                          5.73                   6.14
Oct. 1989                          5.75                   6.11
Nov. 1989                          5.68                   6.06
Dec. 1989                          5.88                   5.94
Jan. 1990                          5.48                   6.01
Feb. 1990                          5.26                   6.03
Mar. 1990                          5.46                   6.16
Apr. 1990                          5.76                   6.38
May  1990                          5.70                   6.34
Jun. 1990                          5.49                   6.18
Jul. 1990                          5.31                   6.10
Aug. 1990                          5.35                   6.20
Sep. 1990                          5.72                   6.27
Oct. 1990                          5.62                   6.15
Nov. 1990                          5.35                   5.82
Dec. 1990                          5.94                   6.62
Jan. 1991                          4.96                   5.63
Feb. 1991                          4.35                   5.28

                                      2-C

Mar. 1991                          4.46                   5.48
Apr. 1991                          4.40                   5.42
May  1991                          4.24                   5.29
Jun. 1991                          3.93                   5.47
Jul. 1991                          3.91                   5.43
Aug. 1991                          4.26                   5.17
Sep. 1991                          4.51                   5.15
Oct. 1991                          4.13                   5.04
Nov. 1991                          3.94                   4.94
Dec. 1991                          4.17                   4.51
Jan. 1992                          3.17                   4.12
Feb. 1992                          2.88                   4.44
Mar. 1992                          2.91                   4.77
Apr. 1992                          3.17                   4.73
May  1992                          3.25                   4.66
Jun. 1992                          2.70                   4.46
Jul. 1992                          2.34                   4.09
Aug. 1992                          2.44                   4.00
Sep. 1992                          2.77                   4.01
Oct. 1992                          2.51                   3.89
Nov. 1992                          2.41                   4.10
Dec. 1992                          2.60                   4.05
Jan. 1993                          2.23                   4.05
Feb. 1993                          2.11                   3.50
Mar. 1993                          2.08                   3.75
Apr. 1993                          2.17                   3.70
May 1993                           2.27                   3.75
Jun. 1993                          2.05                   3.70
Jul. 1993                          2.00                   3.80
Aug. 1993                          2.23                   3.85
Sep. 1993                          2.27                   3.35
Oct. 1993                          2.27                   3.35
Nov. 1993                          2.19                   3.52
Dec. 1993                          2.16                   3.35
Jan. 1994                          2.00                   3.45
Feb. 1994                          2.12                   3.90
Mar. 1994                          2.06                   4.31
Apr. 1994                          2.04                   4.42
May 1994                           2.55                   4.37
Jun. 1994                          2.39                   4.46
Jul. 1994                          2.38                   4.32
Aug. 1994                          2.60                   4.34
Sep. 1994                          2.27                   4.55
Oct. 1994                          2.68                   4.73
Nov. 1994                          2.96                   5.25
Dec. 1994                          3.42                   5.34

                                      3-C

_________________

/*/IBC/Donoghue's Money Fund Average Tax-Exempt/Institutional Only
 Index, as reported in the IBC/Donoghue's Money Market Fund
 Report(R).

/**/Goldman, Sachs & Co.

                                      4-C

                                Monthly Prices
                                ---------------

  The following chart depicts the price volatility (100 base) of a 3-year constant maturity municipal security compared to the price volatility of a 30-year constant maturity municipal security.*

3-Year                                 30-Year
Month/Year    Municipal Security  Municipal Security
------------  ------------------  ------------------

Dec. 1984                 100.00              100.00
Jan. 1985                 100.45              106.94
Feb. 1985                 100.08              106.10
Mar. 1985                  99.91              105.50
Apr. 1985                 100.63              107.55
May  1985                 101.16              112.61
Jun. 1985                 101.59              114.61
Jul. 1985                 101.64              113.93
Aug. 1985                 100.79              110.83
Sep. 1985                 100.49              107.68
Oct. 1985                 101.04              109.67
Nov. 1985                 101.98              118.25
Dec. 1985                 101.32              119.43
Jan. 1986                 101.28              124.47
Feb. 1986                 102.92              134.63
Mar. 1986                 102.92              141.45
Apr. 1986                 103.42              137.64
May  1986                 103.26              129.91
Jun. 1986                 102.87              125.90
Jul. 1986                 103.08              131.12
Aug. 1986                 103.34              136.70
Sep. 1986                 103.80              137.52
Oct. 1986                 104.30              138.24
Nov. 1986                 105.57              142.87
Dec. 1986                 105.37              141.07
Jan. 1987                 105.71              148.26
Feb. 1987                 106.01              147.44
Mar. 1987                 105.99              146.91
Apr. 1987                 103.85              130.75
May  1987                 102.48              123.76
Jun. 1987                 103.25              127.52
Jul. 1987                 103.47              127.45
Aug. 1987                 103.44              126.28
Sep. 1987                 101.83              118.02
Oct. 1987                 100.29              113.29
Nov. 1987                 101.83              123.37
Dec. 1987                 101.88              124.02
Jan. 1988                 102.11              127.61
Feb. 1988                 102.93              129.47
Mar. 1988                 102.87              126.28
Apr. 1988                 102.57              124.57


                                      5-C


May  1988                 102.00              124.30
Jun. 1988                 101.72              125.17
Jul. 1988                 101.61              125.76
Aug. 1988                 101.17              124.95
Sep. 1988                 101.01              126.79
Oct. 1988                 101.09              130.26
Nov. 1988                 100.80              130.64
Dec. 1988                 100.21              128.10
Jan. 1989                 100.12              132.05
Feb. 1989                  99.83              130.38
Mar. 1989                  98.83              127.80
Apr. 1989                  98.84              129.71
May  1989                  99.52              133.54
Jun. 1989                 100.15              137.69
Jul. 1989                 100.76              139.34
Aug. 1989                 100.92              136.40
Sep. 1989                 100.59              133.75
Oct. 1989                 100.66              134.23
Nov. 1989                 100.78              135.47
Dec. 1989                 101.10              137.86
Jan. 1990                 100.91              136.19
Feb. 1990                 100.85              133.98
Mar. 1990                 100.49              132.31
Apr. 1990                  99.90              131.02
May  1990                 100.00              132.12
Jun. 1990                 100.43              134.25
Jul. 1990                 100.63              134.39
Aug. 1990                 100.37              132.01
Sep. 1990                 100.18              130.67
Oct. 1990                 100.46              130.00
Nov. 1990                 101.33              135.10
Dec. 1990                 101.88              137.33
Jan. 1991                 101.84              136.99
Feb. 1991                 102.80              140.82
Mar. 1991                 102.23              136.96
Apr. 1991                 102.39              138.11
May  1991                 102.75              138.52
Jun. 1991                 102.25              136.14
Jul. 1991                 102.35              136.64
Aug. 1991                 103.07              139.57
Sep. 1991                 103.10              142.02
Oct. 1991                 103.41              144.98
Nov. 1991                 103.69              144.50
Dec. 1991                 104.87              143.92
Jan. 1992                 105.99              146.62
Feb. 1992                 105.06              142.20
Mar. 1992                 104.13              142.15
Apr. 1992                 104.23              143.22
May  1992                 104.44              144.56
Jun. 1992                 105.00              146.61
Jul. 1992                 106.04              153.93
Aug. 1992                 106.03              153.77

                                      6-C

Sep. 1992                 106.27              152.28
Oct. 1992                 106.61              149.43
Nov. 1992                 106.00              149.91
Dec. 1992                 106.14              151.95
Jan. 1993                 106.14              151.95
Feb. 1993                 107.74              166.43
Mar. 1993                 107.00              159.33
Apr. 1993                 107.15              161.61
May. 1993                 107.00              162.77
Jun. 1993                 107.14              163.34
Jul. 1993                 106.84              163.92
Aug. 1993                 106.69              171.29
Sep. 1993                 108.16              175.20
Oct. 1993                 108.16              175.20
Nov. 1993                 107.65              170.22
Dec. 1993                 108.16              172.52
Jan. 1994                 107.62              149.26
Feb. 1994                 106.80              146.58
Mar. 1994                 105.30              136.25
Apr. 1994                 104.52              130.68
May. 1994                 104.24              130.71
Jun. 1994                 104.81              132.08
Jul. 1994                 104.38              129.67
Aug. 1994                 104.54              130.93
Sep. 1994                 104.30              129.12
Oct. 1994                 103.89              125.38
Nov. 1994                 102.39              118.32
Dec. 1994                 102.14              121.81
Jan. 1995                 102.30              124.65
--------------------

/*/Goldman, Sachs & Co.

                                      7-C

                                  Appendix D
                                   CORE FUND
                                  GLOBAL FUND

                         DESCRIPTION OF BOND RATINGS/1/



                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

----------
       /1/

        The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated no not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

                                      1-D

Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial Paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.


                         FITCH INVESTORS SERVICE, CORP.

Bond Ratings
------------

     The ratings represent Fitch's assessment of the issuer's

                                      2-D
ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months.

                                      3-D

Investment Grade Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".


                                 Duff & Phelps
                                 -------------

Commercial Paper/Certificates of Deposits
Category 1:  Top Grade

Duff 1 plus:      Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

                                      4-D

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

                  Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


                                   APPENDIX E

                  Description of Municipal Securities Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various Municipal Securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

              Description of Ratings of State and Municipal Bonds

                        Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


                                      5-D

A:     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:      Bonds which are rated Baa are considerd medium grade obligations, i.e.
they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great lenght of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

1.        An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a manner of policy.

3.        There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

NOTE:     Those bonds in the Aa and A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1 and Baa 1.

                        STANDARD & POOR'S RATINGS GROUP

          AAA:    Debt rated AAA has the highest rating assigned by Standard &
Poor's.  Capacity to pay interest and repay principal is extremely strong.

          AA:     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


                                      6-D

          A:      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB:    Debt rated BBB is regarding as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-) for ratings from AA to CCC may be used to show relative standing within the major rating categories.



              Description of Ratings of State and Municipal Notes

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

          MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

          MIG-2/VMIG-2         - This designation denotes high quality.  Margins
of protection are ample although not so large as in the preceding group.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

          - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be


                                      7-D
          treated as a note).

          - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

         Description of Ratings of State and Municipal Commercial Paper

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

          "PRIME-1" - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  -  Leading market positions in well established industries.

                  -  High rates of return on funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" - Issuers rated Prime-2 (or supporting institutions) have


                                      8-D
a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP


          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                   Description of Ratings of Preferred Stock

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's utilizes a variation of its bond rating symbols in the quality ranking of preferred stocks because of the fundamental differences between preferred stock and bonds. Preferred stock occupies a junior position to bonds within a particular capital structure and such securities are rated within the universe of preferred stocks.

          aaa:    An issue which is rated "aaa" is considered to be a top-
quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa:     An issue which is rated "aa" is considered a high-grade
preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

          a:      An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification,


                                      9-D
earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt of the same issuer.

The preferred stock ratings are based on the following considerations:

- Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

- Nature of, and provisions of, the issue; and

- Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates and extremely strong capacity to pay the preferred stock obligations.

          AA:   A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred Stock obligations is very strong, although not as overwhelming as for issues rated AAA.

          A:    An issue rated A is backed by a sound capacity to pay the
preferred stick obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


                                      10-D

                                   CORE FUND
                                   APPENDIX F
                                   ----------

          This Appendix provides certain information concerning the performance of various types of securities over specified periods of time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund's portfolio. The items included in these performance figures may not be identical to those in the formulas used by the Fund to calculate its performance figures. This information does not reflect the Fund's actual portfolio composition or the fees or expenses associated with an investment in the Fund. Past performance is not an indication of future performance.

Source: Lehman Brothers and Stocks, Bonds, Bills and Inflation 1992 Yearbook (and 1993 updates), Ibbotson Associates, Inc. The indices and securities in this chart reflect neither the fund's actual portfolio composition nor the fees and expenses associated with investing in the fund. The S&P 500 is an unmanaged index of 500 of the largest U.S. companies. Unlike the S&P 500 and Lehman Index, Treasury bills are backed by the full faith and credit of the U.S. government and are less volatile than equity or fixed income investments. Because the fund can hold securities other than those in the Lehman Index, its returns may be more volatile. Past performance is no guarantee of future performance. Market and economic conditions, such as rapidly rising or falling interest rates, may affect fixed income securities differently from Treasury bills. Relative to Treasury bills, the market value of fixed income securities may be adversely affected by sharp increases in market interest rates.

                                      1-E

                   ANNUAL VOLATILITY OF MONTHLY TOTAL RETURN
                   -----------------------------------------




               S&P 500     LEHMAN AGGR.  6-MO. T. BILL
YEAR         TOTAL RETURN     INDEX      TOTAL RETURN
----         ------------  ------------  -------------


1983             3.48          0.17         0.602
                 2.6           2.87         0.787
                 3.65          0.26         0.397
                 7.58          2.79         1.021
                -0.52         -1.31         0.445
                 3.82          0.11         0.682
                -3.13         -2.36         0.604
                 1.7           0.7          0.862
                 1.36          3.3          1.169
                -1.34          0.36         0.826
                 2.33          1.14         0.664
                -0.61          0.19         0.816
1984            -0.65          2.06         0.879
                -3.28         -0.51         0.623
                 1.71         -1.12         0.641
                 0.69         -0.2          0.813
                -5.34         -3.11         0.718
                 2.21          1.28         1.046
                -1.43          4.5          0.933
                11.25          1.69         0.996
                 0.02          2.37         1.048
                 0.26          4.24         1.438
                -1.01          1.79         1.148
                 2.53          1.46         0.697
1985             7.68          2.28         0.746
                 1.37         -2.04         0.478
                 0.18          2.04         0.902
                -0.32          2.07         1.01
                 6.15          5.23         1.127
                 1.59          1.06         0.692
                -0.26         -0.35         0.499
                -0.61          1.88         0.755
                -3.21          0.6          0.637
                 4.47          2.1          0.579
                 7.160005      2.4          0.665
                 4.670001      3.06         0.713
1986             0.44          0.56         0.69
                 7.61          3.94         0.568
                 5.54          3.1          0.868
                -1.24          0.53         0.628
                 5.49         -1.91         0.474
                 1.66          2.62         0.667
                -5.69          0.89         0.635
                 7.48          2.48         0.794
                -8.22         -0.99         0.396
                 5.56          1.44         0.569

                                      2-E

                  2.56          1.4           0.396
                 -2.64          0.37          0.387
1987             13.43          1.41          0.547
                  4.13          0.69          0.49
                  2.72         -0.45          0.374
                 -0.88         -2.74          0.484
                  1.03         -0.39          0.517
                  4.99          1.38          0.64
                  4.98         -0.08          0.42
                  3.85         -0.53          0.476
                  2.2          -2.13          0.306
                -21.52          3.56          1.09
                 -8.19          0.8           0.507
                  7.38          1.36          0.582
1988              4.27          3.52          0.673
                  4.7           1.19          0.658
                 -3.02         -0.94          0.484
                  1.08         -0.54          0.421
                  0.78         -0.67          0.442
                  4.64          2.41          0.633
                 -0.4          -0.53          0.447
                 -3.31          0.26          0.55
                  4.24          2.27          0.684
                  2.73          1.88          0.689
                 -1.42         -1.22          0.455
                  1.81          0.11          0.583
1989              7.23          1.44          0.729
                 -2.49         -0.72          0.563
                  2.36          0.43          0.695
                  5.16          2.09          0.923
                  4.02          2.63          0.858
                 -0.54          3.04          0.954
                  8.98          2.13          0.832
                  1.93         -1.48          0.522
                 -0.39          0.51          0.616
                 -2.33          2.46          0.889
                  2.08          0.95          0.722
                  2.36          0.27          0.617
1990             -6.71         -1.19          0.659
                  1.29          0.32          0.596
                  2.63          0.07          0.632
                 -2.47         -0.92          0.651
                  9.75          2.96          0.805
                 -0.7           1.61          0.71
                 -0.32          1.38          0.805
                 -9.03         -1.34          0.626
                 -4.92          0.83          0.659
                 -0.37          1.27          0.744
                  6.44          2.15          0.627
                  2.74          1.56          0.861

                                      3-E

1991                 4.42          1.24          0.7
                     7.16          0.85          0.538
                     2.38          0.69          0.586
                     0.28          1.08          0.645
                     4.28          0.58          0.483
                    -4.57         -0.05          0.447
                     4.68          1.39          0.587
                     2.35          2.16          0.603
                    -1.64          2.03          0.57
                     1.34          1.11          0.564
                    -4.04          0.92          0.593
                    11.43          2.97          0.638
1992                -1.86         -1.36          0.34
                     1.28          0.65          0.292
                    -1.96         -0.56          0.306
                     2.909998      0.72          0.509
                     0.540067      1.89          0.38
                    -1.45397       1.38          0.399
                     4.030009      2.04          0.494
                    -2.02          1.01          0.316
                     1.149647      1.19          0.445
                     0.360365     -1.33          0.097
                     3.369855      0.02          0.212
                     1.310072      1.59          0.404
1993                 0.730015      1.92          0.372
                     1.349953      1.75          0.257
                     2.149928      0.42          0.299
                    -2.45          0.7           0.266
                      2.7          0.13          0.161
                     0.33          1.81          0.302
1994                 3.35          1.35          0.330
                    -2.70         -1.74          0.092
                    -4.35         -2.47          0.243
                     1.30         -0.80          0.161
                     1.63         -0.01          0.274
                    -2.47         -0.22          0.444
                     3.31          1.99          0.423
                     4.07          0.12          0.389
                    -2.44         -1.47          0.282
                     2.25         -0.09          0.452
                    -3.64         -0.22          0.297
                     1.48          0.69          0.430

                                      4-E

                                   APPENDIX G

     This Appendix provides certain information concerning the average performance of various types of bonds over specified periods of time. However, the composition of these bond averages and the characteristics of these bonds are not identical to, and may be very different from, those of the Fund's portfolio. These averages are unmanaged and the items included in these averages may not be identical to those in the formulas used by the Fund to calculate its performance figures. Past performance is not an indication of future performance.

                      CREDIT RATINGS FOR GOVERNMENT BONDS
                      -----------------------------------


     The following table shows the credit rating assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group to the government bonds of various countries.




                   Country                   Moody's  S & P
                   -------                   -------  -----

                    USA                      Aaa      AAA
                    Japan                    Aaa      AAA
                    Germany                  Aaa      AAA
                    Italy                    A1       AA
                    France                   Aaa      AAA
                    UK                       Aaa      AAA
                    Canada                   Aa1      AA+
                    Belgium                  Aa1      AA+
                    Denmark                  Aa1      AA+
                    Sweden                   Aa1      AA+
                    Switzerland              Aaa      AAA
                    Netherlands              Aaa      AAA
                    Spain                    Aa2      AA
                    Australia                Aa2      AA


     Certain governments listed above carry an implied rating by Moody's and/or S&P. Information is as of February, 1995 for Moody's and as of February, 1995 for S&P.


                                      5-E

                                   APPENDIX G

     This Appendix provides certain information concerning the average performance of various types of bonds over specified periods of time. However, the composition of these bond averages and the characteristics of these bonds are not identical to, and may be very different from, those of the Fund's portfolio. These averages are unmanaged and the items included in these averages may not be identical to those in the formulas used by the Fund to calculate its performance figures. Past performance is not an indication of future performance.

                      CREDIT RATINGS FOR GOVERNMENT BONDS
                      -----------------------------------


     The following table shows the credit rating assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group to the government bonds of various countries.


                           Country                   Moody's  S & P
                           -------                   -------  -----

                            USA                      Aaa      AAA
                            Japan                    Aaa      AAA
                            Germany                  Aaa      AAA
                            Italy                    A1       AA
                            France                   Aaa      AAA
                            UK                       Aaa      AAA
                            Canada                   Aa1      AA+
                            Belgium                  Aa1      AA+
                            Denmark                  Aa1      AA+
                            Sweden                   Aa1      AA+
                            Switzerland              Aaa      AAA
                            Netherlands              Aaa      AAA
                            Spain                    Aa2      AA
                            Australia                Aa2      AA



     Certain governments listed above carry an implied rating by Moody's and/or S&P. Information is as of February, 1995 for Moody's and as of February, 1995 for S&P.

                                      6-E

                  BEST AND WORST PERFORMING MARKETS 1975-1994*
          ANNUAL RETURNS ON 10-YEAR GOVERNMENT BONDS--US DOLLAR TERMS


     The following table indicates that, during the period from 1975 to 1994, investing in 10 year U.S. Government bonds produced the best U.S. dollar returns, relative to the performance of the 10-year government bonds of seven major foreign countries, in only three out of nineteen years. Returns in U.S. dollar terms were derived by calculating the market value in U.S. dollars of appropriate 10-year government bonds, using bond price and foreign exchange rate data.



        Worst Performance     Best Performance   USA Performance
      ---------------------  ------------------  ----------------


1975  Canada           2.8%  France       17.4%              9.3%
1976  UK              -6.4%  Germany      33.0%             14.8%
1977  Canada          -1.2%  UK           59.9%              2.4%
1978  Canada          -4.6%  France       33.9%              1.7%
1979  Japan          -25.2%  UK           16.9%              1.9%
1980  Germany        -10.8%  UK           29.0%              0.1%
1981  UK             -17.4%  USA           5.5%              5.5%
1982  France           2.2%  USA          33.9%             33.9%
1983  Netherlands    -11.6%  Japan        12.6%              2.8%
1984  UK             -12.6%  USA          14.3%             14.3%
1985  Australia      -11.8%  France       56.5%             27.8%
1986  UK              14.3%  Netherlands  41.7%             19.6%
1987  USA             -3.3%  UK           48.2%             -3.3%
1988  Germany         -7.0%  Australia    33.4%              6.4%
1989  Japan          -13.9%  Canada       16.8%             16.3%
1990  Japan            4.7%  UK           35.2%              6.8%
1991  Netherlands     10.4%  Australia    24.2%             17.0%
1992  Italy           -3.2%  Japan        11.8%              6.6%
1993  Netherlands      9.3%  Japan        27.9%             12.3%
1994  Canada         -12.9%  Japan         7.5%              7.12%

---------------------

* Based on data for the United States and seven major countries.

Source:  Salomon Brothers

                                      7-E

           YIELD OF 5-YEAR GOVERNMENT BONDS AS OF SEPTEMBER 30, 1994


                            Country                     Yield
                            -------                     ------

                             Italy                      11.70%
                             Spain                      11.02
                             Australia                   9.67
                             United Kingdom              8.64
                             Canada                      8.35
                             France                      7.68
                             United States               7.28
                             Germany                     7.12
                             Japan                       3.89


Source: Bloomberg L.P., September 30, 1994. Yields are quoted in the currency of the country of origin. The chart is not intended to represent the future performance of any of the listed securities or the Goldman Sachs Global Income Fund. This chart is for illustrative purposes only and does not represent either the Fund's portfolio composition, the types of securities in the Fund or the Fund's performance. Please note that the Fund may invest in government securities as well as other high-quality, fixed-income securities.


            COMPOSITION OF GLOBAL GOVERNMENT BOND MARKET BY COUNTRY



                             Country                     Percentage
                             -------                     -----------

                              United States                    41.8%
                              Japan                            17.0
                              Germany                          10.2
                              Italy                             6.5
                              France                            5.7
                              United Kingdom                    4.7
                              Canada                            2.9
                              Netherlands                       2.8
                              Belgium                           2.8
                              Spain                             1.9
                              Denmark                           1.6
                              Sweden                            1.2
                              Australia                         0.9


Source: J.P. Morgan Government Bond Index monitor, September 1994. Data includes government bonds from countries indicated, excluding index-lined and tax rebate bonds for Australia, provincial for Canada, index-linked perpetuals, FELINs, FRNs and ORTs for France; Schuldscheine for Germany; CCTs and CTE for Italy; private placements and five year discounts for Japan; perpetuals and private placements for the Netherlands; irredeemables and index-linked for the U.K. and flower bonds, STRIPS, and foreign targeted issues for the U.S. Past


                                      8-E
performance is not indicative of future results. This chart is for illustrative purposes only, and is not meant to represent the allocation of investments in the Goldman Sachs Global Income Fund.


                                      9-E

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 CLASS A SHARES
                                 CLASS B SHARES

              GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                       GOLDMAN SACHS GLOBAL INCOME FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A Shares and Class B Shares of Goldman Sachs Adjustable Rate Government Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund, and Goldman Sachs Global Income Fund dated March 1, 1996, as amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Adjustable Rate Government Agency Fund currently does not offer Class B Shares.

                               TABLE OF CONTENTS


           Introduction......................................  B-3
           Investment Objective and Policies.................  B-7
           Other Investments and Practices...................  B-11
           Investment Restrictions...........................  B-47
           Management........................................  B-57
           Portfolio Transactions............................  B-71
           Shares of the Trust...............................  B-72
           Net Asset Value...................................  B-76
           Taxation..........................................  B-76
           Performance Information...........................  B-87
           Other Information.................................  B-95
           Financial Statements..............................  B-96
           Distribution and Authorized Dealer Service Plans..  B-97
           Appendix A........................................   1-A
           Appendix B........................................   1-B
           Appendix C........................................   1-C
           Appendix D........................................   1-D
           Appendix E........................................   1-E
           Appendix F........................................   1-F
           Appendix G........................................   1-G
           Appendix H........................................   1-H

The date of this Additional Statement is March 1, 1996.

GOLDMAN SACHS TRUST                       GOLDMAN, SACHS & CO.
4900 SEARS TOWER                          DISTRIBUTOR
CHICAGO, ILLINOIS 60606                   85 BROAD STREET
                                          NEW YORK, NY 10004

GOLDMAN SACHS ASSET MANAGEMENT
ADVISER TO GOLDMAN SACHS MUNICIPAL INCOME FUND
GOLDMAN SACHS GLOBAL INCOME FUND
GOLDMAN SACHS GOVERNMENT INCOME FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS                       GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                          TRANSFER AGENT
ADVISER TO GOLDMAN SACHS ADJUSTABLE       4900 SEARS TOWER
RATE GOVERNMENT AGENCY FUND               CHICAGO, ILLINOIS 60606
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
SUBADVISER TO GOLDMAN SACHS
GLOBAL INCOME FUND
140 FLEET STREET
LONDON EC4A 2BJ ENGLAND


                         TOLL FREE .......800-526-7384

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") was organized under the laws of The Commonwealth of Massachusetts on September 24, 1987 as a Massachusetts business trust. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created, among other series, Goldman Sachs Adjustable Rate Government Agency Fund ("Adjustable Rate Fund"), Goldman Sachs Municipal Income Fund (Municipal Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund")and Goldman Sachs Global Income Fund (Global Income Fund"),which are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Municipal Income Fund and Government Income Fund are each authorized to issue two classes of shares. These classes are: Class A Shares
and Class B Shares.   Adjustable Rate Fund is authorized to issue four classes
of shares. These shares are Class A Shares, Institutional Shares, Administration Shares and Service Shares. Global Income Fund is authorized to issue four classes of shares. These classes are: Class A Shares, Class B Shares, Institutional Shares and Service Shares. This Additional Statement relates only to Class A Shares and Class B Shares of the Funds.

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Municipal Income Fund, Global Income Fund and Government Income Fund. Goldman Sachs Asset Management International ("GSAMI" or the "Subadviser"), an affiliate of Goldman Sachs serves as subadviser to Global Income Fund. Goldman Sachs Funds Management, L.P. ("FMLP"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund. GSAM, FMLP and GSAMI are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, GSAM serves as Global Income Fund's administrator and Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.


ADJUSTABLE RATE FUND

      Adjustable Rate Fund is designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. Government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer experienced professional management and administration, and liquidity.

     Market and economic conditions may affect the investments of Adjustable Rate Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate Fund may invest may be adversely affected by sharp increases in market interest rates. Conversely, sharp decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     HIGH CURRENT INCOME.  Adjustable Rate Fund seeks a higher current yield
     -------------------
than a money market fund, Similarly, Adjustable Rate Fund seeks a higher yield than that offered by bank certificates of deposit and money market accounts. However, Adjustable Rate Fund does not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Adjustable Rate Fund seeks to provide such high current income without sacrificing credit quality.

     RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
     -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage-backed securities, maintaining a maximum duration equal to that of a two-year U.S. Treasury security and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to hedge interest rate risk.

There is no assurance that these strategies for Adjustable Rate Fund will always be successful. Adjustable Rate Fund's net asset value per share will fluctuate more than that of a money market fund.

     PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios because a well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities.

GOVERNMENT INCOME FUND

Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a fund structure.

Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in diversified portfolio of securities, including inverse floating rate instruments, Government Income Fund's return is not likely to decline as quickly as that of other U.S. government funds with comparable dollar weighted average portfolio lives. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund's than from shorter term investments.

     High Current Income.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize pertain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     Liquidity. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

     Experienced Professional Management.  Successfully creating and managing a
     -----------------------------------
diversified portfolio of securities requires professionals with extensive experience. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities.

     A Sophisticated Investment Process.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Investment Adviser will have access to incur from Goldman Sachs' economist, faced income analysts and mortgage quantitative specialists.

     Convenience of a Fund Structure.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvest all principal payment within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal; portion of each payment on his own.

MUNICIPAL INCOME FUND

     Municipal Income Fund is not a money market fund. It is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Municipal Income Fund is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, Municipal Income Fund's increased investment flexibility permits its portfolio to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.


     Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;


          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Municipal Income Fund takes relatively large positions in different securities, the Municipal Income Fund may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions.

          . Industry and geographical diversification are important considerations for municipal investors. Municipal Income Fund is designed to provide this diversification.

 GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Global Income Fund involves certain risks and there is no assurance that Global Income Fund will achieve its investment objective.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed income market that meet the Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is designed to
          --------------------------------
be actively managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects. Furthermore, because the Fund can purchase securities with short- to intermediate-term maturities, the portfolio managers can adjust the Fund's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Fund's ability to invest in securities deemed to have estimated remaining maturities of ten years or less allows its portfolio managers to adjust the Fund's portfolio as interest rates change to take advantage of the most attractive segments of the yield curve.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets.
Government Income Fund's policy of investing primarily in high credit quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

                       INVESTMENT OBJECTIVES AND POLICIES

The information contained herein relates to or supplements the description of each Fund's investment policies contained in the Prospectus. There is no assurance that a Fund will achieve its objective.


ADJUSTABLE RATE FUND

          The investment objective of Adjustable Rate Fund is a high level of current income, consistent with low volatility of principal. Adjustable Rate Fund will seek to achieve its objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 65% of Adjustable Rate Fund's total assets will consist of adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by such U.S. Government entities. The primary issuers or guarantors of such securities currently include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Government National Mortgage Association ("Ginnie Mae"), although Adjustable Rate Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. Adjustable Rate Fund may also invest in other mortgage-backed securities, and other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as repurchase agreements collateralized by such securities.

          Adjustable Rate Fund may, for temporary defensive purposes, hold or invest more than 35% of its total assets in cash, U.S. Treasury securities or high quality money market instruments, including commercial paper, bankers' acceptances, repurchase agreements or other debt obligations with a remaining maturity of one year or less. Adjustable Rate Fund may employ certain active management techniques, including the use of futures (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. Adjustable Rate Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities") entail certain risks.

 MUNICIPAL INCOME FUND

          Municipal Income Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Municipal Income Fund will seek to achieve its objective primarily through investments in municipal securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). The municipal securities in which the Fund invests, at the time of investment, will be rated at least A by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or their respective equivalent ratings or, if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. It is expected that, under normal market conditions, the weighted average credit quality of the Municipal Income Fund's portfolio will be approximately equivalent to that of securities rated AA by Standard & Poor's or Aa by Moody's. The Municipal Income Fund will maintain, under normal market conditions, an average portfolio maturity approximately equal to the average maturity of the Lehman Brothers 15 Year Municipal Bond Index.

GOVERNMENT INCOME FUND

          Government Income Fund's investment objective is to achieve a high level of current income, consistent with safety of principal. Government Income Fund will seek to achieve its investment objective by investing primarily in securities, including mortgage-backed securities, issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Government Income Fund will normally maintain a dollar weighted average life of between five and ten years. Under normal circumstances, at least 65% Government Income Fund's total assets will be invested in Government Securities and in repurchase agreements collateralized by Government Securities. The Fund may also invest in mortgage-backed securities of non-governmental issuers, asset-backed securities or corporate debt obligations that are, at the time of investment, rated AAA by Standard & Poor's or Aaa by Moody's or equivalent short-term credit quality ratings or, if unrated by such rating organization, determined by the Adviser to be of comparable quality.

GLOBAL INCOME FUND

          The investment objective of Global Income Fund is to achieve a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, primarily through investment in a portfolio of high quality fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.


                         OTHER INVESTMENT AND PRACTICES

OBLIGATIONS  OF THE UNITED STATES, ITS AGENCIES AND
INSTRUMENTALITIES

             Adjustable Rate Fund, Government Income Fund and Global Income Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Some U.S. Government securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of Fannie Mae) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, authorities and instrumentalities. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, authorities or instrumentalities in the future.

          Securities guaranteed as to principal and interest by the U.S. Government and its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by a guaranty of the U.S. Government or its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

          Adjustable Rate Fund, Government Income Fund and Global Income Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Adjustable Rate Fund and Global Income Fund may each acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate Fund, Government Income Fund and Global Income Fund may invest in mortgage loans and Mortgage-Backed Securities.

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. To the extent that the Funds invest in Mortgage-

Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.


          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Fund's portfolio and therefore in the net asset value of Adjustable Rate Fund and Short-Term Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          Fixed Rate Mortgage Loans.  Generally, fixed rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of all mortgage loans including ARMs and Fixed Rate Mortgage Loans expected to underlie the Mortgage-Backed Securities in which Adjustable Rate Fund and Government Income Fund may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.



2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed Rate Mortgage Loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES MARKET.  The  market for
     -------------------------------------------------
U.S.Government agency Adjustable Rate Mortgage-Backed Securities has developed rapidly in recent years, with over $217.9 billion in such securities now issued. ARMs have accounted for a major portion of mortgage originations since federally chartered thrifts were permitted to originate them in 1981. The growth of the market for U.S. Government agency Adjustable Rate Mortgage-Backed Securities is the result of this increasing popularity of ARMs, new investment products and research.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Adjustable Rate Fund , Global Income Fund and Government Income Fund are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  The Government National Mortgage Association
     -----------------------
("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  The Federal National Mortgage Association
     -----------------------
("Fannie Mae") is a stockholder-owned corporation chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loans must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates will consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  Adjustable Rate Fund, Government Income
     --------------------------------
Fund and Global Income Fund may invest in government guaranteed, and Government Income Fund may invest in privately issued, mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
---------------------------------------------------------------------
OBLIGATIONS.  Adjustable Rate Fund, Global Income Fund and Government Income
-----------
Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. Government agencies and instrumentalities such as Fannie Mae or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. Adjustable Rate Fund, Government Income Fund and Global Income Fund do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates (the "PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  Adjustable Rate Fund  and Government
     -----------------------------------
Income Fund may invest in stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Advisers may determine that SMBS issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


ASSET-BACKED SECURITIES

     Government Income Fund and Global Income Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds and in deferred interest and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     Zero coupon, deferred interest and capital appreciation securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments and may be required to distribute such amounts at least annually. Because no cash is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of Municipal Income Fund's 15% limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS
--------------------------

     Global Income Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meeting principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

BANK OBLIGATIONS

     To the extent permitted by their respective investment policies, each Fund may each invest in obligations issued or guaranteed by United States, and in the case of Global Income Fund, foreign banks. In addition, Global Income Fund may invest in non-U.S. dollar denominated obligations issued or guaranteed by foreign banks. Global Income Fund may only invest in obligations of banks having total assets of more than $1 Billion. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are permitted to engage in different activities than U.S. banks In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MUNICIPAL SECURITIES

      Municipal Income Fund may invest in Municipal Securities. Municipal Securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel for the issuers or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Municipal Income Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be,in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with the Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying the Municipal Income Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Municipal Income Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities can be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.


     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  A municipal lease is an obligation in the form of a lease or
---------
installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Municipal Income Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Municipal Income Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by Municipal Income Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by Municipal Income Fund.

     Municipal Income Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide Municipal Income Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide Municipal Income Fund with the right to demand payment, on not more than seven days notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Municipal Income Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes
and Revenue Anticipation Notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     PRIVATE ACTIVITY BONDS.  Municipal Income Fund may  invest in certain types
     ----------------------
of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest income from private activity bonds ( including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax.

       TENDER OPTION BONDS.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. The Municipal Income Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that the Municipal Income Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Municipal Income Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     AUCTION RATE SECURITIES.  Municipal Income Fund may invest in auction rate
     -----------------------
securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Municipal Income Fund does not currently intend to invest in auction rate preferred securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     Municipal Income Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act, and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company, and investing more than 5% of Municipal Income Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Municipal Income Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by Municipal Income Fund.

INSURANCE.  Municipal Income Fund may invest in "insured" tax-exempt Municipal
---------
Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles Municipal Income Fund to receive the face or par value of the securities held by Municipal Income Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of Municipal Income Fund.

     Municipal Income Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, AAA from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as Municipal Income Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Municipal Income Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Municipal Income Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by the Municipal Income Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, Municipal Income Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which Municipal Income Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from Municipal Income Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by Municipal Income Fund. In considering whether a security meets Municipal Income Fund's quality standards, Municipal Income Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     Municipal Income Fund values Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Municipal Income Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Municipal Income Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Municipal Income Fund intends to take the position that it is the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in its hands. There is no assurance that standby commitments will be available to the Municipal Income Fund nor has the Municipal Income Fund assumed that such commitments would continue to be available under all market conditions.

FOREIGN INVESTMENTS

     Global Income Fund is expected to invest in securities of foreign issuers. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Global Income Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Global Income Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in U.S. Markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and are generally higher than negotiated commissions on U.S. exchanges, although Global Income Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Global Income Fund is uninvested and no return is earned thereon. The inability of Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect Global Income Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.    Global Income Fund may
enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract Global Income Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when Global Income Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, Global Income Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, Global Income Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of Global Income Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of Global Income Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which Global Income Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

     Global Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Global Income Fund may also purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in Global Income Fund's portfolio.

     Global Income Fund's custodian will place cash or liquid, high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's or, if unrated by such rating organizations, deemed by the Adviser to be of comparable credit quality) into a segregated account of Global Income Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, Global Income Fund's ability to utilize forward foreign currency exchange contracts may be restricted. Global Income Fund generally will not enter into a forward contract with a term of greater than one year.

     While Global Income Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for Global Income Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between Global Income Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause Global Income Fund to sustain losses which will prevent Global Income Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, the Government Income Fund and Adjustable Rate Fund may enter into mortgage swaps and Global Income Fund may also enter into currency swaps. Each fund may enter into Swap transactions for hedging purposes or to adjust the effective duration of its portfolio securities. Government Income and Global Income Funds may also enter into swap transactions to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as, an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund and receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid, high grade debt securities rated in one of the top three rating categories by Moody's or Standard & Poor's, or if unrated by such rating organizations, deemed by the Adviser or to be of comparable quality, equal to such accrued excess, is maintained in a segregated account by each Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes, are offset by cash or liquid, high grade debt securities maintained in a segregated account, the Funds and the Advisers believe that such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings, in the case of Adjustable Rate Fund, Municipal Income Fund and Government Income Fund, and investment grade in the case of Global Income Fund, or if unrated by such rating organizations, determined to be of comparable quality by the applicable Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the Interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS.  Municipal Income Fund, Government Income Fund and
     -----------------------
Global Income Fund may write (sell) covered call and put options on any securities in which they may invest or on any securities index based on securities in which they may invest. Each Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or cover the Fund's obligations by using the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid, high-grade debt securities (in the case of Global Income Fund, either of which may be quoted or denominated in any currency) in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Government Income Fund, Global Income Fund and Municipal Income Fund may also write (sell) covered call and put options on any securities index composed of securities in which they may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other portfolio securities. The Funds may also cover call and put options on a securities index by maintaining cash or liquid, high-grade debt securities with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.


     PURCHASING OPTIONS. Municipal Income Fund, Government Income Fund and
     ------------------
Global Income Fund may also purchase put and call options on any securities in which they may invest or on any securities index based on securities in which they may invest, and each such Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. Each Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Global Income Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition Global Income Fund may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by Global Income Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by Global Income Fund would obligate the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     Global Income Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     Global Income Fund would normally purchase call options in anticipation of an increase in the dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle Global Interest Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Global Income Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle Global Income Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Global Income Fund may use options on currency to seek to increase total return. Global Income Fund may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income Fund would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.


     YIELD CURVE OPTIONS.  Government Income Fund and Global Income Fund may
     -------------------
enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high-grade debt securities sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between a Fund's liability under the option written by each Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic, and in the case of Global Income Fund, a foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     To hedge against changes in interest rates, securities prices or currency exchanges rates or to seek to increase total return, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and par options on any such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies in the case of Global Income Fund, and any other financial instruments and indices. A Fund will engage in futures and related options transaction only for bonafide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Global Income Fund can seek to offset anticipated changes in the value of its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. Global Income Fund may also sell futures contracts on a specified currency to protect against a decline in the value of such currency.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities, or in the case of Global Income Fund currencies, whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities, and in the case of Global Income Fund, currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that each Fund owns or proposes to acquire or, in the case of Global Income Fund, the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or, in the case of Global Income Fund, foreign currency rates that would adversely affect the dollar value of the Fund's exchange portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by each Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, Global Income Fund may sell futures contracts on any currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency exchange if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, each Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in each Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permits principals of an investment company registered under the Act to engage in such transactions without registering as a commodity pool operator. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or in the case of Global Income Fund, the currency in which they are quoted or denominated)that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or in the case of Global Income Fund, the currency in which they are quoted or denominated) that it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or, in the case of Global Income Fund, the assets quoted or denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, may require the Fund to establish with the custodian a segregated account consisting of cash or liquid, high-grade debt securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent futures not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio position will be impossible to achieve because there are no futures contracts based on individual securities, except certain U.S. Government securities. The only futures currently available are on certain U.S. Government securities, securities indices and foreign currencies.


LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted securities, that such Restricted Securities are liquid. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of Restricted Securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for Restricted Securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's average duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally, for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except as provided in the Prospectus, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVE AND POLICIES" in the Prospectus. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the 300% asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Municipal Income Fund, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

INVESTMENT IN UNSEASONED COMPANIES

     The Government Income Fund and Global Income Fund may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, excluding issuers whose debt securities have been rated, at the time of investment, investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

ADJUSTABLE RATE FUND MAY NOT:

     (1) Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund's total assets would be invested in such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, short sales, swap transactions, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowings.

     (3) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (4) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the segregation of assets in connection with the writing of covered put and call options, swap transactions, the purchase of securities on a forward commitment or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts and options on futures contracts.

     (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     (6) Make short sales of securities, except short sales against-the-box, or maintain a short position.

     (7) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (8) Purchase, hold or deal in real estate, including limited partnership interests, or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (9) Invest in commodities or commodity futures contracts, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities and indices, and options on any such futures contracts, and (b) purchase and sell securities on a forward commitment or delayed delivery basis.

     (10) Lend any funds or other assets except through repurchase agreements or the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed one third of the value of its total assets.

     (11) Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction Nos. (2), (5), (6) and
(10).

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have voluntarily adopted the following policies and restrictions on behalf of Adjustable Rate Fund which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Trust without prior notice to or approval of shareholders. Accordingly, Adjustable Rate Fund may not:

     (a) invest more than 10% of its assets in securities of other investment companies;

     (b) purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in shares or attached to debt securities;

     (c) purchase (i) securities of any issuer with a record of less than three years' continuous operation, including predecessors, except U.S. Government securities and securities guaranteed by any foreign government or its agencies or instrumentalities, or
(ii) common or preferred stocks that are not readily marketable, if such purchase would cause the investment of the Fund in all such securities to exceed 5% of the value of the total assets of the Fund; or

     (d) purchase puts, calls, straddles, spreads and any combination thereof if the value of the Fund's aggregate investment in such securities exceeds 5% of its total assets.


GOVERNMENT INCOME FUND MAY NOT:

     (1) Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, if immediately after such purchase more than 5% of the Fund's total assets would be invested in such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

     (2) Borrow money, except (a) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not exceeding one-third of the Fund's total assets, including the amount borrowed; (b) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and
(c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (d) transactions in mortgage dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, swap transactions, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowings.

     (3) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises.

     (4) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the segregation of assets in connection with the writing of covered put and call options, swap transactions, the purchase of securities on a forward commitment or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts and options on futures contracts.

     (5) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     (6) Make short sales of securities, except short sales against-the-box, or maintain a short position.

     (7) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (8) Purchase, hold or deal in real estate, including limited partnership interests, or in oil, gas or mineral interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and Mortgage-Backed Securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (9) Invest in commodities or commodity futures contracts, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities and indices, and options on any such futures contracts, and (b) purchase and sell securities on a forward commitment or delayed delivery basis.

     (10) Lend any funds or other assets except through repurchase agreements or the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed one-third of the value of its total assets.

     (11) Issue any senior security (as such term is defined in Section 18(f) of the Act except as permitted in Investment Restriction No. (2).

     In addition, as non-fundamental policies, the Government Income Fund may not:

     (a) invest more than 10% of its assets in securities of other investment companies;

     (b) purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in shares or attached to debt securities;

     (c) invest more than 5% of the Fund's total assets in (i) securities of any issuer with a record of less than three years' continuous operation, including predecessors, except Government Securities and securities guaranteed by any foreign government or its agencies or instrumentalities;

     (d) purchase puts, calls, straddles, spreads and any combination thereof if the value of the Fund's aggregate investment in such securities exceeds 5% of its total assets;

     (e) purchase additional securities while the amount of the Fund's borrowings exceeds 5% of the Fund's total assets; or

     (f) invest (a) more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) more than 5% of the Fund's total assets in restricted securities excluding securities eligible for resale pursuant to Rule 144; or (c) more than 15% of its net assets in restricted securities (including those eligible for resale under Rule 144A).


MUNICIPAL FUND MAY NOT:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities, if immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of the outstanding voting securities of such issuer, except that (a) up to 25% of the Fund's total assets may be invested without regard to such limitations and (b) such limitations shall not apply to repurchase agreements collateralized by obligations of the U.S. Government or any of its agencies, authorities or instrumentalities.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. (This restriction is not applicable to investments in tax-exempt securities issued by state and municipal governments and their agencies and instrumentalities; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This limitation does not apply to investments or obligations of, or to municipal securities which have been pre-refunded by the use of obligations of, the U.S. Government or any of its agencies or instrumentalities. The Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. The Fund may so invest in (a) Municipal Securities the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Securities whose issuers are in the same state, or (c) industrial development obligations.

     3. Borrow money, except: (a) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not exceeding one-third of the Fund's total assets, not including the amount borrowed; (b) in connection with the redemption of shares of the Fund or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities or indices, and options on futures contracts and purchase and sell securities on a forward commitment or delayed-delivery basis.

     10. Lend any funds or other assets except through repurchase agreements or the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made in accordance with guidelines established by the SEC and the Trust's Board of Trustees.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction No. 3 and except for any class or series of its shares of beneficial interest.

     In addition to the investment restrictions mentioned above, the Trustees of the Trust have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Trust without prior notice to or approval of shareholders. Accordingly, the Municipal Income Fund may not:

     1. Purchase or retain the securities of any issuers if the officers, directors, partners or Trustees of the Trust, its investment adviser or manager owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options, other than protective puts, held by the Fund at any time will not exceed 5% of the Fund's total assets.

     3. Invest (a) more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or
(b) more than 15% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     4. Purchase additional securities while the Fund's borrowings exceed 5% of its total assets.

     5. Invest more than 5% of the Fund's total assets in the securities of issuers which, together with predecessors, have a record of less than three years of continuous operation, other than Municipal Securities that have been rated A or better by Moody's or Standard & Poor's.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a Municipal Security that is not a general obligation made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities. For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to fundamental investment restriction No. 3, the Fund must maintain asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed.

GLOBAL INCOME FUND MAY NOT:

     (1) Borrow money, except from banks on a temporary basis, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, short sales, transactions in currency, forward contracts, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

     (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (3) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

     (4) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

     (5) Make short sales of securities, except short sales against-the-box, or maintain a short position. (The Fund does not currently intend to make short sales against-the-box.)

     (6) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (7) Purchase, hold or deal in real estate, including limited partnership interests, or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (8) Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on any such futures contracts or currencies, and (b) purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

     (9) Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     (10) Issue any senior security (as such term is defined in Section 18(f) of the Act), except as permitted in Investment Restriction Nos. (1), (4), (5) and
(9).

     In addition, as non-fundamental policies, the Global Income Fund may not:

     (1) Invest more than 10% of its total assets in securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     (2) Purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in shares or attached to debt securities.

     (3) Invest (a) more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or (b) more than 5% of its total assets in restricted securities (including those eligible for resale under Rule 144A).

     (4) Invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan or merger, consolidation, reorganization or acquisition.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Paul C. Nagel, Jr., Age 72, 19223 Riverside Drive, Tequesta, Florida 33469. Chairman of the Board of Trustees. Retired, Director and Chairman of the
---------------------------------
Finance and Audit Committees, Great Atlantic & Pacific Tea Co., Inc.; Director, United Conveyor Corporation.

Ashok N. Bakhru, Age 52, 1235 Westlakes Drive, Suite 385, Berwyn, PA 19312. Trustee. President, ABN Associates, Inc., since June 1994. Retired, Senior Vice
-------
President, Scott Paper Company; Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

Marcia L. Beck,* Age 39, One New York Plaza, New York, New York 10004. President
                                                                       ---------
and Trustee.  Director, Institutional Funds Group of GSAM since September 1992;
-----------
Vice President and Senior Portfolio Manager, GSAM from June 1988 to Present.


David B. Ford,* Age 49, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
General Partner, Goldman Sachs, since 1986; Chairman and Chief Executive Officer, GSAM since December 1994.

Alan A. Shuch,* Age 45, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; (overseeing GSAM's fixed income investment management activities and financial, accounting, administrative and systems functions). Limited Partner, Goldman Sachs since December 1994.

  Jackson W. Smart, Jr., Age 64, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman and Chief Executive Officer, MSP
                 -------
Communications Inc. (a company engaged in radio broadcasting) since November 1988; Consultant, Thomas Industries, Inc. (a manufacturer of lighting fixtures, home decorations and hardware items) from August 1987 to November 1988 and Chairman and member of the Executive Committee prior thereto; Director, Federal Express Corporation; and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 65, 701 Morningside Drive, Lake Forest, Illinois 60045.

Trustee.  Vice Chairman, Ameritech (a telecommunications holding company)
-------
February 1987 to retirement in 1992 and Vice Chairman, Chief Financial and Administrative Officer of Ameritech prior thereto; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-ended non-diversified management investment company).

Richard P. Strubel, Age 55, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) since January 1984 to October 1994;

  Pauline Taylor,* Age 48, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                       ----
President.  Vice President, Goldman Sachs since June 1992; Consultant since 1989
---------
to June 1992; Senior Vice President, Fidelity Investments prior to 1989.


Nancy L. Mucker,* Age 45, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM.

John W. Mosior,* Age 56, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                     ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM.

Scott M. Gilman,* Age 35, One New York Plaza, New York, New York 10004.

Treasurer.  Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990; Assistant Treasurer of the Trust from April 1990 until October 1991; Manager, Arthur Andersen LLP prior thereto.

Michael J. Richman,* Age 34, 85 Broad Street, New York, New York 10004. Secretary. Vice President and Assistant General Counsel, Goldman Sachs since
---------
June 1992; Associate General Counsel, GSAM, Counsel to the Funds Group of GSAM, since June 1992; Partner, Hale and Dorr prior thereto.

Howard B. Surloff,* Age 29, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Counsel, Goldman
---------

Sachs since November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; formerly Associate of Shereff, Friedman, Hoffman & Goodman.

Steven E. Hartstein*, Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs (June 1993 to
-------------------
present); Funds Compliance Officer, Citibank Global Asset Management (August 1991 to June 1993); Legal Assistant, Brown & Wood (prior thereto).

Gail M. Shanley*, Age 26, 85 Broad Street, New York, New York 10004.  Assistant
                                                                      ---------
Secretary.  Legal Product Analyst, Goldman Sachs since June 1994.  Formerly Blue
---------
Sky Legal Assistant at Smith Barney Shearson.

Kaysie Uniacke*, Age 34, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President an Portfolio Manager, GSAM 1988 to Present
-------------------

Elizabeth Alexander*, Age 26, One New York Plaza, New York, New York 10004. Assistant Secretary. Junior Portfolio Manager, 1995 to Present. Funds Trading
-------------------
Assistant, GSAM 1993-1995. Formerly, Compliance Analyst, Prudential Insurance, 1991 through 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or FMLP is the investment adviser, administrator and/or distributor. As of December 30, 1995, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1995:

                                                                                Total
                                                            Pension or       Compensation
                                      Aggregate             Retirement       from Goldman
                                    Compensation         Benefits Accrued    Sachs Mutual
                                      from the            as of Part of    Funds (including
     Name of Trustees                   Trust            Trust's Expenses    the Trust)*
---------------------------  --------------------------  ----------------  ----------------
Paul C. Nagel, Jr.                     $  -                     $0               $  -
Ashok N. Bakhru                        $  -                     $0               $  -
Marcia L. Beck                         $  -                     $0               $  -
David B. Ford                          $  -                     $0               $  -
Alan A. Shuch                          $  -                     $0               $  -
Jackson W. Smart                       $  -                     $0               $  -
William H. Springer                    $  -                     $0               $  -
Richard P. Strubel                     $  -                     $0               $  -

* The Goldman Sachs Mutual Funds consisted of 70 mutual funds, including the seven series of the Trust, on October 31, 1995.

INVESTMENT ADVISERS
-------------------

          GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Global Income Fund and Government Income Fund pursuant to separate investment advisory agreements. FMLP, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund pursuant to an investment advisory agreement. FMLP, a Delaware limited partnership, is an affiliate of Goldman Sachs, 85 Broad Street, New York, New
York 10004.   GSAMI, 140 Fleet Street, London EC4A 2BJ, England, serves as subadviser to Global Income Fund pursuant to an investment advisory agreement. As a company with limited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization of its investment advisory business. See "MANAGEMENT" in the Fund Prospectus for a description of the applicable Adviser's duties as investment adviser or subadviser.

          Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

          The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $120 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers.

          For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

          In planning Municipal Income Fund's strategies, Municipal Income Fund's portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and mortgage-backed securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities with the portfolio, the Adviser looks for opportunities to enhance Municipal Income Fund's yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities on 1995, has assembled an experienced team of professionals for selection of Municipal Income Fund's portfolio securities.

          In structuring Adjustable Rate Fund's securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the Adjustable Rate Fund's investment guidelines. This analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments CMO floating rate tranches and interest only stripped Mortgage-Backed Securities). The Adviser's Mortgage-Backed Securities team managed approximately $5.2 billion in assets at ___, 1995.

          With respect to Adjustable Rate Fund and Government Income Fund, the Advisers expect to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using mortgage-backed securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

          Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

          The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund and Government Income Fund, from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each of Adjustable Rate and Government Income Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

          The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

          Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

          The fixed income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

          In addition to fixed income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1994; International Economies 1986, 1988-1994; and Currency Movements 1986-1993.

          In allocating assets in the Global Income Fund's portfolio among currencies, the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Global Income Fund's investment objective and criteria.

          Each Fund's advisory agreement, and in the case of Global Income Fund, the Subadvisory agreement(the "Advisory Agreements") was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 26, 1995. The applicable Advisory Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the sole initial shareholder of Municipal Income Fund on July 26, 1993, the sole initial shareholder of the Government Income Fund on January 30, 1993 and the shareholders of Global Income Fund on December 1, 1991. Each Advisory Agreement will remain in effect until June 30, 1996 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

          Each Advisory Agreement will terminate automatically if assigned (as defined in the Act). Each Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days, written notice to the applicable Adviser or by the Adviser on 60 days written notice to the Trust.

          The Advisory Agreements provide that GSAM, FMLP, and GSAMI in their capacity as advisers and subadviser, may each render similar services to others so long as the services under the Advisory Agreements are not impaired thereby. Pursuant to the Advisory Agreement with Adjustable Rate Fund, FMLP is entitled to receive a fee payable monthly by Adjustable Rate Fund equal on an annual basis to .40 of 1% of the Adjustable Rate Fund average daily net assets. FMLP has voluntarily agreed to reduce such fee by an amount equal to 0.10% annually of such net assets. Pursuant to the Advisory Agreements with Municipal Income Fund, Government Income Fund and Global Income Fund, respectively, GSAM receives a monthly fee payable by each of Municipal Income Fund, Government Income Fund, and Global Income Fund equal on an annual basis to .40 of 1%, .50 of 1% and .25 of 1% of each such Fund's average daily net assets respectively. GSAM, in the case of Global Income Fund, voluntarily agreed to limit such fee to annual rate equal to .10 of 1% of the Global Income Fund's average daily net assets. Pursuant to a separate Subadvisory Agreement with GSAMI, in the case of Global Income Fund, GSAMI is entitled to receive a monthly subadvisory fee from the Global Income Fund equal on an annual basis to .50 of 1% of such Fund's average daily net assets. GSAMI voluntarily agreed to limit such fee to an annual rate equal to .30 of 1% of the Global Income Fund's average daily net assets. FMLP has agreed voluntarily to reduce or otherwise certain limit other expenses of Adjustable Rate Fund, to the extent that such other expenses (excluding advisory fees, fees paid under distribution, Authorized dealer, service or administration plans, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) would exceed 0.05% per annum of such Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The voluntary fee limitations and expense limitations or reductions referred to above may be discontinued or modified by the Advisers at their discretion at any time.

          For the fiscal years ended October 31, 1995, 1994 and 1993, the amounts of the investment advisory fees incurred by each Fund then in existence were as follows:

                             1995      1994        1993
                             -----  ----------  ----------

Adjustable Rate Fund*        $      $6,798,185  $9,498,008
Municipal Income Fund**                 35,494           0
Government Income Fund***                    0           0
Global Income Fund****               1,518,814   1,553,394

______________________

* Had expense limitations not been in effect, Adjustable Rate Fund would have paid advisory fees of $___________ $________ and $__________ respectively, for such periods. In addition, the expenses of Adjustable Rate Fund were reduced or otherwise limited in the amounts of $_________, $442,880, and $731,102, respectively, by the Adviser for such periods.

** For the period from July 20,1993 (commencement of operations) to October 31, 1993, the Adviser voluntarily agreed not to impose its advisory fee amounting to $23,115 for such period. For the fiscal year ended October 31, 1995 and October 31, 1994, the Adviser voluntarily agreed not to impose a portion of advisory fee, amounting to $_______________ and $138,667, respectively, for such periods.

*** For the fiscal year ended October 31, 1995, October 31, 1994 and for the period from February 10, 1993 (commencement of operations)through October 31, 1993, the Adviser voluntarily agreed not to impose its investment advisory fees amounting to $__________, $65,604 and $28,306, respectively, for such periods.

*** In addition, to the advisory fees shown above from GSAM, for the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Global Income Fund paid GSAMI subadvisory fees of $_____, $3,037,627 and $3,106,787, respectively. Prior to July 1995, the fee and expense limitations discussed above were not in effect.

    Each Adviser performs administrative services for the applicable Funds under its Advisory Agreement or a separate administration agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to such agreements, the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

  For the service provided to each Fund under their respective administration agreement, each Fund (other than Adjustable Rate Fund) pays GSAM a monthly fee equal to .15% of such funds average daily net assets on an annual basis.

  For the fiscal years ended October 31, 1995, 1994 and 1993, the amounts of the administration fees incurred by each Fund (other than Adjustable Rate Fund) then in existence were as follows:

                               1995        1994         1993
                               ----        ----         ----

Municipal Income Fund*                    55,277             0
Government Income Fund**                       0             0
Global Income Fund***                    911,288       932,036
---------------------

* For the fiscal year ended October 31, 1995 and October 31, 1994, GSAM voluntarily agreed not to impose a portion of its administration fee amounting to $__________ and $10,229. For the period for July 20, 1993, (commencement of operations) through October 31, 1993, GSAM voluntarily agreed not to impose its administration fee, which would have amounted to $8,668 for such period.

** For the fiscal years ended October 31, 1995, October 31, 1994 and for the period February 10, 1993 (commencement of operations) through October 31, 1993, GSAM voluntarily agreed not to impose its administration fees, which would have amounted to $__________, $19,681 and $8,492, respectively, for such periods.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
  ----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of the Advisers, and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

  Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, Goldman Sachs International ("GSI") and J. ARON & Co. ("ARON") have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

  From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

  In connection with their management of applicable Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs, J. ARON and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

  The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

  An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding a Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Funds invest.

  In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs, J. ARON or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

  The Advisers may enter into transactions and invest in instruments and, in the case of Global Income Fund, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

  Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

  From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

  Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust dated February 1, 1993. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of each of the Funds (except Adjustable Rate Fund is not currently offering Class B Shares). Goldman Sachs received a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1993, 1994 and 1995. Goldman Sachs retained the following commissions on sales of Class A shares during the following periods:

                              1995     1994     1993
                            -------- --------  -------
Adjustable Rate Fund***        $         $        $
Municipal Income Fund*                 76,000   12,000
Government Income Fund**                5,000    7,000
Global Income Fund                    350,000  922,000
---------------------

* For the period July 20, 1993 (commencement of operations) through October 31, 1993

** For the period February 10, 1993 (commencement of operations) through October 31, 1993.

***  Prior to ___, 1995 Adjustable Rate Fund did not offer Class A Shares.

Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent with respect to the Class A and Class B Shares of the Funds and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to the Class A and Class B shares of each Fund equal to $12,000 plus $7.00 per account per year, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents.)

     For the fiscal years ended October 31, 1995, 1994 and 1993, the amounts of transfer agency fees incurred with respect to the Class A Shares of each Fund then in existence were as follows:

                           1995      1994      1993
                           ----      ----      ----
Adjustable Rate Fund***    $      $         $
Municipal Income Fund               70,811   17,500**
Government Income Fund              57,960     44,012
Global Income Fund                 132,123    127,834
-------------------------

    * Municipal Income Fund commenced operations on July 20, 1993.

   ** Government Income Fund commenced operations on February 10, 1993.

  *** Prior to ___, 1995 Adjustable Rate Fund did not offer Class A Shares.

      During the fiscal year ended October 31, 1994, Goldman Sachs incurred the following expenses in connection with distribution and personal and account maintenance services under the Plan on behalf of the Fund.

    The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES

    Except as set forth in the prospectus under "MANAGEMENT --Investment Advisers and Subadviser," the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of Adjustable Rate Fund, Municipal Income Fund, Government Income Fund and Global Income Fund include, without limitation, the fees payable to GSAM, FMLP, GSAMI as the case may be, and Goldman Sachs, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plan applicable to a particular class any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for transfer agency fees, and any fees paid under distribution, Authorized dealer service, administration or service plans, all Fund expenses are borne on a non-class specific basis.

      The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses of the respective Funds (excluding transfer agency fees, advisory, subadvisory and administration fees, fees payable under service, administration, distribution and authorized dealer service plans, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) to ___% of the Adjustable Rate Fund, 0.30% of the Municipal Income Fund and Government Income Fund and 0.06% of the Global Income Fund's average daily net assets. Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers and Subadviser have no current intention of modifying or discontinuing such expense limitation or the limitations on the advisory or subadvisory fees, described above under "MANAGEMENT Investment Advisers," each may do so in the future at its discretion. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Other Expenses of each Fund reduced by the Advisers in the following amounts were:

                             1995            1994            1993
                             ----            ----            ----
Adjustable Rate Fund
Municipal Income Fund*                      $224,285        $161,754
Government Income Fund**
Global Income Fund

-------------------------

*    Municipal Income Fund commenced operations on February 10, 1993.

**   Government Income Fund commenced operation on July 20, 1993.

     The Advisers have also each agreed that if, in any fiscal year, the sum of a Fund's expenses (including the fee payable to the Advisers, but excluding taxes, interest, brokerage commissions, and, where permitted, extraordinary expenses such as for litigation) exceeds the expense limitations applicable to the Fund imposed by state securities administrators, as such limitations may be lowered or raised from time to time, it will reduce its fee (to the extent of its fees) or make other arrangements to limit Fund expenses to the extent required by such expense limitations. Currently, the most restrictive expense limitation imposed by state securities administrators provides that annual expenses (as defined) may not exceed 2-1/2% of the first $30 million of the average value of the Fund's net assets, plus 2% of the next $70 million, plus 1-1/2% of such assets in excess of $100 million.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by GSAM, FMLP or GSAMI, as the case may be, in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which Global Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Advisory and Subadvisory

Agreements provide that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Advisory Agreements provide that, on occasions when the Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.
In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. To the extent that the execution and price offered by more than one dealer are comparable, the Advisory Agreements permit each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services. The fees received under the Advisory Agreements are not reduced by reason of the Adviser receiving such brokerage and research service.

     For the fiscal years ended October 31, 1995, 1994 and 1993, the Funds then in existence paid no brokerage commissions.

     During the fiscal year ended October 31, 1995, the Funds acquired and sold securities of their regular broker-dealers: [Nomura Securities International, Chemical Securities, J.P. Morgan & Co., Inc., UBS Philips Securities, Inc., Lehman Brothers, Inc., Nikko Securities, Inc., Morgan Stanley & Co., Smith Barney, Shearson, Bankers Trust Company and Salomon Brothers, Inc.] At October 31, 1995, held no securities of their regular broker-dealers.

                              SHARES OF THE TRUST

     The Trust's Agreement and Declaration of Trust dated September 24, 1987, as amended (the "Trust Agreement"), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series, provided each share has a par value of $.001 per share, represents an equal proportionate interest in that series with each other share of the same class and is entitled to such dividends out of the income belonging to such series as are declared by the Trustees.

     The Trustees have authority under the Trust Agreement to create and classify shares of beneficial interest in separate series of the Trust without further action by shareholders. As of the date of this Additional Statement, the Trustees have authorized shares of the Funds and three other series. The Trust Agreement further authorizes the Trustees of the Trust to classify or reclassify any series or portfolio of shares into one or more classes. Pursuant thereto, the Board of Trustees has authorized the issuance of the following classes of shares of each
Fund: Adjustable Rate Fund - Class A Shares, Institutional Shares, Administration Shares and Service Shares; Municipal Income Fund and Government Income Fund - Class A Shares and Class B Shares; and Global Income Fund - Class A Shares, Class B Shares, Institutional Shares and Service Shares. As of October 31, 1995, no Service Shares of Adjustable Rate Fund or Global Income Fund were outstanding and ; no Class B Shares of Municipal Income Fund, Government Income Fund or Global Income Fund were outstanding.

     Each Class A Share, Class B Share, Institutional Share, Administration Share and Service Share of a Fund represents an equal proportionate interest in the assets belonging to the Fund. All Fund expenses are allocated among classes based on a percentage of a Fund's aggregate average net assets attributable to each class, except that transfer agency fees and fees under distribution, authorized dealer service, administration and service Plans relating to a particular class will be borne exclusively by that class.

     Class A Shares of Adjustable Rate Fund, Municipal Income Fund, Government Income Fund and Global Income Fund are sold, with an initial sales charge of up to 1.50% in the case of Adjustable Rate Fund, and 4.5% in the case of the other Funds through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of Adjustable Rate Fund, Municipal Income Fund, Government Income Fund, and Global Income Fund bear the cost of distribution and service (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Currently, Goldman Sachs has voluntarily agreed to waive its entire distribution fee with respect to Adjustable Rate Fund. Goldman Sachs may discontinue or modify such waiver at any time. Class A Shares of Adjustable Rate Fund, Municipal Income Fund, Government Income Fund, and Global Income Fund also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

     Class B Shares of a Fund are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares of a Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares of a Fund also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of a Fund attributable to Class B Shares.

     It is contemplated that most Administration Shares and Service Shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Administration Shares and Service Shares will each be marketed only to such investors, at net asset value with no sales load. Institutional Shares may be purchased for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares. Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem or exchange Service Shares, responding to customer inquiries and assisting customers with investment procedures. Service Shares bear the cost of service fees at the annual rate of up to 0.50 of 1% of the average daily net assets of such Service Shares. (Institutions that provide services to holders of Administration Shares or Service Shares are referred to in this Additional Statement as "Service Organizations").

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Class B, Institutional, Administration and Service Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Class A Shares, Class B Shares, Administration Shares and Service Shares may each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another fund and certain money market funds sponsored by Goldman Sachs. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that certain expenses are allocated to specific classes. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of November 30, 1996, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds:
Adjustable Rate Fund Class A Shares - James Scott, P.O. Box 8048, Charlottsville, VA 22906 (35%), John R. Phillips, 3120 Woodland Drive NW, Washington, D.C. 20008-3512 (6%) and Fairmont General Hospital Attn: Funded Depreciation c/o Controller, 1325 Locust Avenue, Fairmont, WV 26554-1482 (6%); Global Income Fund - First National Bank of North Dakota, Attn: Josie Wahl, P.O. Box 6001, Grand Forks, ND 58206 (5%) and State Street Bank & Trust Co. TTEE Goldman Sachs Employees Pension Plan Tr-ILA Fund Attn: Louis Pereira P.O. Box 1992, Boston, MA 02105-1992 (6%); Government Income Fund - Charles Machine Works Inc ESOP TR Mike Stodola Trustee PO Box 66, 1959 W. First, Perry, OK 73077-5803 (7%) and Bob Smith Foundation, 3811 Turtle Creek Centre #2150, Dallas, TX 75219-4454 (20%).

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a shareholder of the Trust and not because of such shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.


                                NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the prospectus).

          For the purpose of calculating the net asset value of the Funds, portfolio securities, other than money market instruments, for which accurate market quotations are readily available, are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. In the case of the Global Income Fund forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. Portfolio securities for which accurate market quotations are not available and other assets are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees and may include yield equivalents or a price matrix. Money market instruments held by each Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

     In the case of the Global Income Fund, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income Fund calculates its net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Global Income Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment would be made.

OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS

     The following information supplements the information in the

Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION

     A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing shares (acquired by purchase or exchange) of the Funds and shares of any other Goldman Sachs Portfolio (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $60,000). Shares purchased without the imposition of a sales charge may not be aggregated with shares purchased subject to a sales charge. Shares of the Funds and any other Goldman Sachs Portfolio purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Portfolio purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, shares of the Funds and shares of any other Goldman Sachs Portfolio purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm or other similar organization (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION

     If a shareholder anticipates purchasing at least $50,000 of shares of a Fund alone or in combination with shares of any other Goldman Sachs Portfolio within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Portfolio or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Portfolios or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.


                                    TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

     Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to such stocks or securities (the "short-short test"); and
(c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund and may therefore make it more difficult for Global Income Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. At October 31, 1995, the Adjustable Rate Fund had approximately $____ of capital loss carryforwards,
which expires as follows: [insert years]   At October 31, 1995, the Municipal
Income Fund had approximately $____ of capital loss carryforwards, which expires in ____. At October 31, 1995, the Government Income Fund and Global Income Fund had no capital loss carryforwards.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were paid by the Fund and received by shareholders on December 31 of the year declared.

     Municipal Income Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Municipal Income Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, Municipal Income Fund may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Municipal Income Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Municipal Income Fund, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Municipal Income Fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these futures contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by Global Income Fund. Under these rules, foreign exchange gain or loss realized by Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed Global Income Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by Global Income Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Global Income Fund may be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. If it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing its investment company taxable income.

If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholders as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effect depending upon each shareholders's particular tax situation, certain shareholders of Global Income Fund not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by such Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

If Global Income Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Global Income Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Global Income Fund is timely distributed to its shareholders. Global Income Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Global Income Fund to recognize taxable income or gain without the concurrent receipt of cash. Global Income Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     MUNICIPAL INCOME FUND. Municipal Income Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, Municipal Income Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103 (a) of the Code. In purchasing Municipal Securities, Municipal Income Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. Municipal Income Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted during the last decade not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Municipal Income Fund's distributions attributable to interest the Municipal Income Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of Municipal Income Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If Municipal Income Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal

Securities and designated by Municipal Income Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends Municipal Income Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by Municipal Income Fund, are treated as interest on Municipal Securities and may be distributed by Municipal Income Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by Municipal Income Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of Municipal Income Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by Municipal Income Fund may be excluded by shareholders of Municipal Income Fund from their gross income for federal income tax purposes, Municipal Income Fund may purchase specified private activity bonds, the interest from which (including the Fund distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from Municipal Income Fund, whether or not attributable to private activity bond interest, may increase the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax, to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions of investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or
(ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than limited investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

 TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. All or a portion of a sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Municipal Income Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Municipal Income Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Municipal Income Fund during the period of their investment in Municipal Income Fund.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions,as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Municipal Income Fund will not be subject to backup withholding if such Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends of investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxed t pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, Municipal Income Fund's tax-free yield. Tax equivalent yield is calculated by dividing Municipal Income Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by analyzing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. Any performance data for Class A Shares or Class B which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Municipal Income Fund only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for the periods indicated.

     Thirty-day yield, tax equivalent yield (Municipal Income Fund only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. There were no Service Shares of Adjustable Rate Fund and Global Income Fund and no Class B Shares of Municipal Income Fund, Government Income Fund and Global Income Fund outstanding during the periods presented below.

                                     YIELD

                             Investment      Pro-Forma
Fund                           Period    Yield    Yield/1/
----                         ----------  ------   --------
                              30-Days
                              ended
                              10/31/95

Adjustable Rate Fund
  Institutional Shares                    ___%       ___%
Administration Shares                     ___%       ___%
Class A Shares                            ___%       ___%
  Service Shares/2/                       N/A        N/A

Municipal Income Fund
Class A Shares                            ___%       ___%
Class B Shares/3/                         N/A        N/A

Government Income Fund
  Class A Shares                          ___%       ___%
  Class B Shares/4/                       N/A        N/A

Global Income Fund
  Institutional Shares                    ___%       ___%
  Class A Shares                          ___%       ___%
  Class B Shares/5/                       N/A        N/A
  Service Shares/5/                       N/A        N/A

                               DISTRIBUTION RATE

                                                              Pro-Forma
                               Investment     Distribution   Distribution
Fund                             Period          Rate             Rate
----                          -------------  -------------  -----------------
                                30 - Days
                                Ended
                                10/31/95
Adjustable Rate Fund
  Institutional Shares                            ____%           ____%
  Administration Shares                           ____%           ____%
 Class A Shares/2/                                ____%           ____%
 Service Shares/2/                                 N/A             N/A

Municipal Income Fund
  Class A Shares                                  ____%           ____%
  Class B Shares/3/                                N/A             N/A

Government Income Fund
  Class A Shares/4/                               ____%           ____%
  Class B Shares/4/                                N/A             N/A

Global Income Fund
  Institutional Shares                            ____%           ____%
  Class A Shares                                  ____%           ____%
  Class B Shares/5/                                N/A             N/A
  Service Shares/5/                                N/A             N/A

                            TAX-EQUIVALENT YIELD/6/

                                                         Pro-Forma
                         Investment  Tax-Equivalent    Tax-Equivalent
Fund                       Period         Rate             Yield
-----------------------  ----------  ---------------  ---------------

                           30-Days
                           ended
                           10/31/95
Municipal Income Fund
  Class A Shares                     ____%            ____%
  Class B Shares                     N/A              N/A

_______________________________

1 Yield, tax equivalent yield (Municipal Income Fund only)and distribution rate if the applicable Adviser had not voluntarily agreed limit its advisors fees and to maintain expenses at a specified level.
2 There were no Service Shares of Adjustable Rate Fund outstanding during the period indicated.
3 There were no Class B Shares of Municipal Income Fund outstanding during the period indicated.
4 There were no Class B Shares of Government Income Fund outstanding during the period indicated.
5 There were no Class B Shares or Service Shares of Global Income Fund
  outstanding during the periods indicated.
6 The tax-equivalent rate of Municipal Income Fund is computed based on the 39.6% federal income tax rate.

        The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                              Ending Redeemable
                        Investment    Investment  Amount   Value of Investment
Fund                       Date         Period   Invested     at Period End              Cumulative           Average Annual
----                    -----------   ---------- -------- ----------------------- ------------------------ -----------------------
                                                          With Fee    Without Fee With Fee     Without Fee With Fee    Without Fee
                                                          Reductions  Reductions  Reductions   Reductions  Reductions  Reductions
                                                          and/or      and/or      and/or       and/or      and/or      and/or
                                                          Expense     Expense     Expense      Expense     Expense     Expense
                                                          Limitations Limitations Limitations  Limitations Limitations Limitations
                                                          ----------- ----------- -----------  ----------- ----------- -----------
Adjustable Rate Fund
Institutional Shares     7/17/91 /1a/   ended     $1,000  $           $                %             %          %           %
                                        10/31/95

                         11/1/94        one year
                                        ended
                                        10/31/95  $1,000  $           $                %             %          %           %

Administration Shares    4/15/93 /1b/   ended     $1,000  $           $                %             %          %           %
                                        10/31/95

                         11/1/94        one year
                                        ended
                                        10/31/95  $1,000  $           $                %             *          %           %
Service Shares/1c/                                        N/A         N/A              N/A           N/A        N/A         N/A

Global Income Fund
Institutional Shares     7/31/95/2/     ended     $1,000  $           $                %             %          %           %
                                        10/31/95

                         11/1/94        one year
                                        ended
                                        10/31/95  $1,000  $           $                %             %            %            %

Service Shares/2/                                         N/A         N/A             N/A           N/A          N/A          N/A

_____________________________________
1a Institutional Shares of Adjustable Rate Fund commenced operations on
   July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commenced operations on
   April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
2a Institutional Shares of Global Income Fund commenced operations on
   July 31, 1995.
2b No Service Shares of Global Income Fund were outstanding during the period indicated.

The above table should not be considered a representation of future performance.

                                 Class A Shares
                                Class B Shares
                          VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                                   Ending
                                                                                                 Redeemable
                                                                                                  Value of
                                                      Investment      Investment      Amount     Investment at               Average
                                                          Date          Period       Invested     Period End     Cumulative  Annual
                                                       -----------  ---------------  ---------  --------------  ----------- --------

ADJUSTABLE RATE FUND

Class A Shares                                            5/12/95*  ended 10/31/95   $1,000
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No Fee or Expense Limitations                                                  $_____       _____%    _____%
No Sales Charge or Fee or Expense Limitations                                                        $_____       _____%    _____%

Class B Shares**                                          11/1/93   ended 10/31/94   $1,000            N/A          N/A      N/A

MUNICIPAL INCOME FUND

Class A Shares                                            7/20/93*  ended 10/31/95   $1,000
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No Fee or Expense Limitations                                                  $_____       _____%    _____%
No Sales Charge or Fee or Expense Limitations                                                        $_____       _____%    _____%

                                                          11/1/94   ended 10/31/95   $1,000
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No Fee or Expense Limitations                                                  $_____       _____%    _____%
No Sales Charge or Fee or Expense Limitations                                                        $_____       _____%    _____%

Class B Shares**                                                                                       N/A          N/A       N/A

GOVERNMENT INCOME FUND

Class A Shares                                            2/10/93*  ended 10/31/95   $1,000
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No Fee or Expense Limitations                                                  $_____       _____%    _____%
No Sales Charge or Fee or Expense Limitations                                                        $_____       _____%    _____%

                                                          11/1/94   ended 10/31/95   $1,000
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No or Expense Limitations                                                      $_____       _____%    _____%
No Sales Charge or Fee or Expense Limitations                                                        $_____       _____%    _____%
                                                                                                       N/A          N/A       N/A
Class B Shares**

GLOBAL INCOME FUND***

Class A Shares                                             8/2/91*  ended 10/31/95   $1,000
                                                                                                     $_____       _____%    _____%
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No or Expense Limitations                                                      $_____       _____%    _____%
No Sales Charge or Fee or Expense Limitations

                                                          11/1/94   ended 10/31/95   $1,000
Assumes 4.5% Sales Charge                                                                            $_____       _____%    _____%
Assumes No Sales Charge                                                                              $_____       _____%    _____%
4.5% Sales Charge and No Fee or Expense Limitations                                                  $_____       _____%    _____%
No Sales Charge of Fee or Expense Limitations                                                        $_____       _____%    _____%
                                                                                                        N/A          N/A       N/A
Class B Shares**

*Commencement of investment operations, or in the case of Adjustable Rate Fund, date of initial issuance of Class A Shares.
**No Class B Shares were outstanding
***On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price.
The above table should not be considered a representation of future performance. All performance figures in this table incorporate the sales charge currently in effect.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger
-------------------------  --------  -----------------------  ------------
Investment Companies Service, Business Week, Changing Times, Financial World,
----------------------------  -------------  --------------  ---------------
Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal
------  -------  ------------------------  ------------------  --------
Trainer,Sylvias Porter's Personal Finance and Money.
------- ---------------------------------     -----

          In addition, Adjustable Rate Fund and Government Income Fund may from time to time advertise performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2 Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Municipal Income Fund may from time to time advertise its performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and (f)constant maturity U.S. Treasury yield indices.

          Global Income Fund may advertise information which has been provided to the National Association of Securities Dealers, Inc. for publication in regional and local newspapers. In addition, Global Income Fund may from time to time advertise its performance relative to certain indices and benchmark investments including:(a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agency, corporate, mortgage and Yankee bonds); (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Shearson Lehman Hutton, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch and Donaldson Lufkin and Jenrette; and (k) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages, as well as the averages set forth in Appendices, are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulatory matters believed to be of relevance to a Fund.

          In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

          In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                               OTHER INFORMATION

          The Trust assumed its current name on March 22, 1991. Prior thereto, the Trust's name was "Goldman Sachs -- Short-Intermediate Government Fund." Short-Term Fund assumed its current name in May 1991. Prior thereto, Short-Term Fund's name was "GS Short-Intermediate Government Fund." Goldman Sachs licensed the name "Goldman Sachs" and derivatives thereof to the Trust (and Fund) on a royalty-free basis and Goldman Sachs has reserved to itself the right to grant the non-exclusive right to use the name "Goldman Sachs" to any other person. At such time as the Advisory Agreement for a Fund is no longer in effect, the Trust on behalf of that Fund has agreed that such Fund will (to the extent it lawfully can) cease using the name "Goldman Sachs."



          Class A Shares of each Fund are sold at a maximum sales charge of 4.5%. Using the offering price as of October 31, 1995, the maximum offering price of the class A shares of each Fund's shares would be as follows:


                             Net        Maximum        Offering
                            Asset    Sales Charge       Price
                           Value                      to Public
Adjustable Rate Fund      $          $              $
Municipal Income Fund     $          $              $
Government Income Fund    $          $              $
Global Income Fund        $          $              $

          A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

          The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

          Although each Fund is offering only its own shares, since the Funds use a combined Additional Statement, it is possible that one Fund might become liable for a misstatement or omission in this Additional Statement regarding another Fund. The Trustees for each Fund have considered this factor in approving the use of a combined Additional Statement.


                              FINANCIAL STATEMENTS

          The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1995 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the inside cover of the Fund's Prospectus.

                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

          CLASS A DISTRIBUTION PLAN. As described in the Prospectus, the Trust with respect to the Class A Shares of each Fund has adopted a distribution plan (the "Class A Plan") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The Class A Plan was most recently approved on April 26, 1995 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plan, cast in person at a meeting called for the purpose of approving the Plan. The Plan was approved by the sole initial shareholder of Class A Shares of Adjustable Rate Fund on May 12, 1995 and Municipal Income Fund, Government Income Fund and Global Income Fund on January 30, 1995.

          The compensation payable under the Class A Plan may not exceed 0.25% per annum of each Fund's average daily net assets attributable to its Class A Shares. Goldman Sachs has voluntarily agreed with each Fund not to impose any distribution fee. Currently, Goldman Sachs is waiving its entire fee under the Class A Plans, while Goldman Sachs has no current intention of modifying or discontinuing such agreement, but may do so in the future at its discretion.

Effective [June 30], 1995, each Class A Plan was amended to reduce the fee payable under the plan from 0.50% to 0.25% of a Fund's average daily net assets attributable to Class A Shares. At the same time, each Fund adopted an Authorized Dealer Service Plan. See "Authorized Dealer Service Plans". For the fiscal years ended October 31, 1995, 1994 and 1993, each Fund paid Goldman Sachs the following amounts under the Class A plans:


                             1995      1994     1993
                             -----  ----------  -----
Adjustable Rate Fund(a)      $       N/A         N/A
Municipal Income Fund(b)             $   85,242  $   0
Government Income Fund(c)                14,350
Global Income Fund(d)                 1,518,814
___________________

(a) For the period May 12, 1995 (date of initial issues of Class A Shares) through October 31, 1995. Had Goldman Sachs' voluntary limitation not been in effect, the Adjustable Rate Fund would have paid Goldman Sachs $_____ under the Class A Plan.

(b) Had Goldman Sachs' voluntary limitation not been in effect, the Municipal Income Fund would have paid Goldman Sachs a total of $____ and $212,701, respectively under the Class A Plan. For the period July 20, 1993 (commencement of operations) through October 31, 1993, Goldman Sachs voluntarily agreed not to impose its distribution fee for the Municipal Income Fund amounting to $28,893 for such period.

(c)For the period February 10, 1993 (commencement of operations) to October 31, 1993. Had Goldman Sachs' voluntary limitation not been in effect, the Government Income Fund would have paid a total of $____ and $65,604, respectively for such periods under the Class A Plan.

(d)Had Goldman Sachs' voluntary limitation not been in effect, the Global Income Fund would have paid Goldman Sachs $____ and $3,037,628 for such periods under the Class A Plan.

          Goldman Sachs may pay up to the entire amount of such fee under the Plan to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plan of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

          The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If a Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments under the Plan to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under the Plan at a rate that materially exceeds the rate of compensation received under the Plan.

          During the fiscal year ended October 31, 1995, Goldman Sachs incurred the following expenses in connection with distribution under the Plan on behalf of each Fund.

Fiscal Year     Compensation    Compensation    Allocable    Printing and    Preparation and
ended           to Dealers      and Expenses    Overhead,    Mailing of      Distribution of
October 31,                     of the          Telephone    Prospectuses    Sales Literature
1995                            Distributor     and Travel   to Other than   and Advertising
                                and its Sales   Expenses     Current
                                Personnel                    Shareholders

--------------------------------------------------------------------------------------------
Adjustable
 Rate Fund
Municipal
 Income Fund
Government
 Income Fund
Global
 Income Fund

          During the fiscal year ended October 31, 1995, Goldman Sachs incurred the following expenses in connection with Personal and account maintenance services under the Plan on behalf of each Fund.

Fiscal Year     Compensation  Compensation    Allocable    Printing and    Preparation and
ended           to Dealers    and Expenses    Overhead,    Mailing of      Distribution of
October 31,                   of the          Telephone    Prospectuses    Sales Literature
1995                          Distributor     and Travel   to Other than   and Advertising
                              and its Sales   Expenses     Current
                              Personnel                    Shareholders

--------------------------------------------------------------------------------------------
Adjustable
Rate Fund
Municipal
Income Fund
Government
Income Fund
Global
Income Fund

          Under the Class A Plan, Goldman Sachs, as distributor of each Fund's Class A shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.

          The Class A Plan will remain in effect until June 1, 1996 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plan. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding Class A Shares of the applicable Fund. All material amendments of the Class A Plan must also be approved by the Trustees of the Trust in the manner described above. The Class A Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A Shares of each Fund. So long as the Class A Plan is in effect, the selection and nomination of non-interested Trustees of the Trust shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit each Fund and its Class A Shareholders.

          AUTHORIZED DEALER SERVICE PLAN. As described in the Prospectus, the Trust with respect to each Fund has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan"). See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The compensation under the Service Plan may not exceed 0.25% per annum of the average daily net assets attributable to the Class A and Class B Shares of each Fund. Up to the entire amount of the fee under the Service Plan may be paid to Authorized Dealers for providing personal and account maintenance services in connection with each Fund's Shares. Under the Service Plan, Goldman Sachs will provide to the Trustees for their review at least quarterly a written report of the services provided and amount expended under the Service Plan.

          For the fiscal year ended October 31, 1995 each Fund paid Goldman Sachs the following amounts under the Service Plan:

                                            1995
                                            ----
          Adjustable Rate Fund
          Municipal Income Fund
          Government Income Fund
          Global Income Fund


          The Service Plan as applicable to Class A Shares was approved on April 26, 1995 and are applicable to the Class B Share on January 30, 1996 by a majority of the Board of Trustees of the Trust. The Service Plan will remain in effect until June 1, 1996 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan.


CLASS B DISTRIBUTION PLAN

          As described in the Prospectus, the Trust has adopted on behalf of Municipal Income Fund, Government Income Fund and Global Income Fund, a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act with respect to Class B shares. See "Class B Distribution Plan" in the Prospectus.

          The Class B Plan was approved on January 30, 1996 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plan (the "non-interested Trustees"), cast in person at a meeting called for the purpose of approving the Class B Plan. The Class B Plan was approved by the sole initial shareholder of the Class B shares of the Municipal Income Fund, Government Income Fund and Global Income Fund on January 30, 1996.

          With respect to each Fund, the compensation payable under the Class B Plan is equal to 0.75% per annum of the average daily net assets attributable to Class B shares of that Fund. The fees received by Goldman Sachs under Class B Plan and contingent deferred sales charge on Class B shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

          The Class B Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

          Under the Class B Plan, Goldman Sachs, as distributor of the
Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plan and the purposes for which such services were performed and expenditures were made.

          The Class B Plan will remain in effect with respect to each Fund from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. The Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B shares of that Fund. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. With respect to any Fund, the Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B shares of that Fund. So long as the Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plan will benefit each Fund and its Class B shareholders.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to review the performance and activity of the Goldman Sachs Fixed Income Portfolios for the 12-month period ended October 31, 1995. To help put the portfolios' performance in perspective, we are also providing a brief overview of the U.S. economy and bond market during the period.

BONDS RALLIED STRONGLY AS RATES FELL

  The U.S. bond market began the period under review (November 1, 1994, through October 31, 1995) still feeling the impact of rising rates. By year-end 1994, however, the bond market showed signs of strength and gained further momentum in 1995, primarily due to the slowing economy and subdued inflation. For the 12 months ended October 31, bonds enjoyed one of their best years ever, with the 30-year Treasury recording a total return of approximately 29%, competitive with the soaring stock market.

THE ECONOMY STARTED STRONG, SLOWED IN SPRING, THEN RECOVERED

  The 12-month period began with the economy exhibiting robust growth and a wide range of indicators pointing to continued acceleration. The 1994 fourth-quarter real Gross Domestic Product (GDP) grew 5.1%, with employment, real disposable income, consumer spending and sales of new and existing homes all displaying impressive strength.

  While 1995 began with real GDP increasing by 2.7% during the first quarter, the pace of growth had clearly moderated. That trend became more pronounced as a host of weak or declining indicators during the spring revealed that the economy abruptly slowed during the second quarter of 1995. Significantly, the growth of second-quarter real GDP was an anemic 1.3%.

  By August, the economy appeared to revive. Employment, housing, construction spending and several other indicators showed signs of improvement that persisted into the fall. The flow of positive economic data appeared to indicate that the prior slowdown was largely due to a short-term inventory correction.

  Third-quarter GDP growth was reported at an unexpectedly high 4.2%, which many interpreted as a result of one-time events. By the end of October, however, key economic reports were sending mixed signals regarding the health of the economy once again. Firmness in interest-rate-sensitive areas such as housing, motor vehicle sales and durable goods orders suggested steady growth, but retail sales and industrial output indicators were weak. Though the condition of the economy appeared uncertain, most observers agreed that inflation remained contained, with the Producer Price Index (PPI) and Consumer Price Index (CPI) up 2.6% and 2.8%, respectively, for the 12-month period ended October 31, 1995.

FED RAISED RATES TWICE DURING THE PERIOD, THEN CUT AS INFLATION FEARS EASED

  The U.S. Federal Reserve Board raised the federal funds rate (the rates banks charge one another for overnight borrowing) by 75 basis points in November 1994 and by 50 basis points in February 1995. Including those two hikes, the Fed raised rates a total of seven times in its tightening cycle (from February 1994 through February 1995) by a total of 300 basis points to 6.00%.

  The Fed remained neutral until early July 1995, when receding inflationary pressures and a weakening economy prompted it to cut the federal funds rate 25 basis points to 5.75%.

TABLE OF CONTENTS
Market Overview                         1    Financial Statements           22
Goldman Sachs Government Income Fund    3    Notes to Financial Statements  26
Goldman Sachs Global Income Fund        9    Financial Highlights           33
Goldman Sachs Municipal Income Fund    15

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS   (continued)

    During the period under review, the yield curve flattened dramatically. The yield on six-month Treasury bills declined only slightly, from 5.66% on October 31, 1994, to 5.55% on October 31, 1995. However, for the same time period the yield on the 30-year U.S. Treasury bond fell more dramatically, from 7.97% a year ago to 6.33%.

                        HISTORICAL TREASURY YIELD CURVE

                                    [CHART]

                 Years to Maturity     10/31/94      10/31/95
                 -----------------     --------      --------

                      3-Month            5.14%         5.49%

                      6-Month            5.66%         5.55%

                          1              6.14%         5.55%

                          2              6.82%         5.61%

                          3              7.05%         5.68%

                          5              7.48%         5.81%

                         10              7.81%         6.02%

                         30              7.97%         6.33%

Source:  Bloomberg, L.P.

The yield curve flattened considerably as the yields on longer-term Treasuries fell more than the yields on shorter-term Treasuries, which shifted the curve downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.

DOLLAR REBOUNDED AFTER FALLING TO POST-WORLD WAR II LOWS

  The U.S. dollar remained relatively strong from November 1994 through year-end 1994, due in large part to the Federal Reserve's tightening, then weakened signifi-cantly starting in January 1995. The U.S.-Japan trade imbalance, the Mexican peso devaluation and weakness in the U.S. economy (which led to reduced expectations of rising rates) contributed to the precipitous drop. By April, the dollar had declined to new postwar lows against the Deutsche mark and Japanese yen.

  The dollar rallied against the yen and the Deutsche mark during the summer and early fall. Among the factors contributing to the dollar's rebound were the resolution of the U.S.-Japan trade dispute, the Japanese Ministry of Finance's package of measures to encourage foreign investment, the intervention of U.S. and foreign central banks in support of the dollar and Japan's discount rate cut. The dollar rallied from its April levels by approx-imately 26% against the yen and by approximately 4% against the Deutsche mark through the end of October.

ECONOMIC OUTLOOK: SIGNALS MIXED AS ECONOMY MODERATES AND BUDGET DEBATE CONTINUES

  While the economy continues to show relative strength in some sectors such as housing, durable goods orders and employment, and the stock market remains strong, evidence of weakness has begun to emerge. Most notably, retail sales declined amid increasing levels of consumer debt, and industrial production was basically flat in October. With inflation under control, many expect the Fed to ease rates again in December if further weakening occurs. The favorable resolution of the federal budget debate, anticipated by year-end, is also a key factor in influencing further rate cuts. Near term, a healthy bond market is likely to persist. Longer term, economic growth is generally expected to pick up gradually by mid-1996.

  We thank you for making the Goldman Sachs Fixed Income Portfolios part of your investment program and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ David B. Ford
David B. Ford
Chief Executive Officer

/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments


Goldman Sachs Asset Management
November 30, 1995

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

  The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by U.S. government securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser.

PERFORMANCE REVIEW

  For the 12-month period ended October 31, the fund had a total return of 14.90% based on net asset value (NAV) (7.23% in monthly distributions and 7.67% in share price appreciation) as compared with a return of 15.12% for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the "Index"). The fund's NAV rose $1.00 during the past 12 months as interest rates declined.

  The fund underperformed the benchmark primarily due to its overweighting in mortgage-backed securities (MBS) (47.5% versus 34.5% for the benchmark). MBSs came under pressure as interest rates fell and homeowners opted to prepay their mortgages, which in turn depressed mortgage-backed security prices. We believe much of the prepayment risk has been factored into the market at this point and the fund is well positioned for a rebound in this sector.

  During the period, the fund performed well versus its peers. Based on total return, the fund ranked 16th out of 93 (in the top 20%) intermediate U.S. government income funds tracked by Lipper Analytical Services, Inc., for the 12 months ended October 31 and significantly outperform-ed the category average of 12.92%. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

  As noted, the fund's sector weightings differed significantly from that of the Index as of October 31, 1995. The greatest differences were the fund's overweighting in mortgage-backed securities and underweighting in U.S. Treasuries. In addition, the fund also held a position in asset-backed securities, which are not included as part of the benchmark.

                PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1995*


                                   [GRAPHIC]

          Fixed Rate Mortgage Pass-Throughs ...... 39.8%
          U.S. Treasuries ........................ 31.5%
          Asset-Backed Securities ................ 14.3%
          CMOs ...................................  7.7%
          Agency Debentures ......................  4.1%
          Repos/Cash Equivalents .................  2.6%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Fixed Rate Mortgage Pass-Throughs. The fund was overweighted in this sector as compared with the Index (39.8% versus 34.5%) in order to benefit from the potentially higher return of mortgage-backed securities relative to similar-duration securities. However, as mortgage-backed securities came under pressure in the declining interest rate environment and prepayment risk increased, this sector's performance was somewhat disappointing.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND   (continued)

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. As was the case last year, the fund's sector weighting in U.S. Treasuries on October 31, 1995 was significantly less than the Index (31.5% as compared with 57.0%). We used U.S. Treasuries and repurchase agreements/cash equivalents (2.6%) to manage the portfolio's duration, weighting one relative to the other according to our need to shorten or lengthen the portfolio's duration to target the benchmark. Using this strategy, the fund matched the benchmark's duration of 4.6 years at the end of the period.

 . Asset-Backed Securities (ABSs). The portfolio's 14.3% position in triple-A-rated ABSs (including those backed by credit card debt and automobile and home equity loans) reflected their attractive yields compared with equal-duration Treasuries. The fund's ABS allocation, approximately the same as last year's, was not included in the benchmark.

 . Agency Debentures. During the year, we increased the fund's holdings in agency debentures, because they represented attractive relative value versus Treasuries. Despite increasing the allocation, the fund was still underweighted relative to the benchmark (4.1% compared with 8.5%).

 . Portfolio Composition by Issuer. The portfolio composition of the fund's mortgage-backed security holdings by issuer was: the Federal Home Loan Mortgage Corporation (26.6%), the Government National Mortgage Association (13.0%), the Federal National Mortgage Association (4.9%) and non-agency (3.0%).

 . Credit Quality. As of October 31, the fund was primarily invested in U.S. government and agency securities (80.1%), with the remainder in triple-A-rated securities (17.3%) and repurchase agreements/cash equivalents (2.6%).

 . Prudent Use of Derivatives. As of October 31, the fund held a 6.3% position in planned amortization class (PAC) CMOs that contributed incremental return relative to Treasuries and pass-through mortgages. We also added a position in inverse floaters (1.4%), whose yields move in the opposite direction from an index, for their potential to add incremental yield to the fund. These securities performed well as interest rates declined.

  The fund has occasionally used mortgage dollar rolls to take advantage of short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simul-taneously contracting to buy back similar mortgage securities with the same coupon on a specified future date - usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

FUND OUTLOOK

  We will continue to utilize Goldman Sachs' extensive economic, fixed income and mortgage research to help manage the fund and identify attractive opportunities as they occur. In the near term, we are cautiously optimistic about the mortgage pass-through sector. Though mortgage prepayments may potentially rise at year-end, widening yield spreads of mortgage pass-throughs relative to Treasuries may create attractive investment opportunities. When the pace of prepayments slows, we expect to use our proprietary analytical models to help us identify securities with the best potential for future gains.

  Additionally, we have a neutral outlook for the ABS sector over the next quarter. Near term, the sector may experience an increase in consumer debt delinquencies and year-end selling. Strong investor demand, however, is likely to support prices over the longer term.

--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND  (continued)

DISTRIBUTION POLICY

  The fund paid out monthly distributions of approximately $0.94 per share during the 12-month period ended October 31, 1995. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company taxable income, as is required by tax law.

  We value your continued confidence in the Goldman Sachs Government Income Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,


/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
Goldman Sachs Government Income Fund
November 30, 1995

Goldman Sachs Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1995

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the Goldman Sachs Government Income Fund ("Goldman Sachs Government Income") (assuming both the maximum sales charge of 4.5% and no sales charge), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $10,000 INVESTMENT/(a)/

                                [CHART]

            Goldman Sachs        Goldman Sachs      Lehman         Lehman
          Government Income    Government Income   Gov't/MBS     U.S. Gov't
          (no sales charge)    (w/sales charge)      Index         Index
          -----------------    -----------------   ---------     ----------

  3/1/93      10,000                 9,550           10,000        10,000

10/31/93      10,506                10,033           10,584        10,699

10/31/94      10,192                 9,734           10,267        10,220

10/31/95      11,710                11,183           11,819        11,792




                                  Average Annual Total Return
                               ---------------------------------
                               One Year     Since Inception/(b)/
                               --------     --------------------
GS Government Income,           14.90%              7.06%
   excluding sales charge

GS Government Income,            9.76%              5.27%
   including sales charge

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/(b)   Commenced operations February 10, 1993.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND
October 31, 1995

 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
----------             --------            --------           -----------
MORTGAGE BACKED OBLIGATIONS--47.3%
FEDERAL HOME LOAN MORTGAGE CORP.--27.0%
$  110,000               8.20%             01/16/98           $   113,057
 2,000,000               8.00           TBA-30 year/(a)/        2,050,624
   745,844               9.00              04/01/04               781,504
   951,570               9.00              02/01/25               994,985
 2,000,000               7.50              08/01/25             2,022,501
 2,000,000               7.00              09/01/25             1,983,751
-------------------------------------------------------------------------
                                                              $ 7,946,422
-------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--12.7%
$  654,909               9.00%        10/15/19 - 07/15/21     $   691,748
   928,887               9.50              05/15/25             1,005,521
 1,998,192               8.00              09/15/25             2,057,515
-------------------------------------------------------------------------
                                                              $ 3,754,784
-------------------------------------------------------------------------
INVERSE FLOATER COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%
Federal National Mortgage Association Remic Trust Series 1993-62,
  Class S
$  404,038               8.83%             05/25/99           $   405,808
-------------------------------------------------------------------------
FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS--6.2%
Federal National Mortgage Association Remic Trust Series 1993-58,
  Class G
$1,000,000               5.50%             12/25/20           $   952,200
GE Capital Mortgage Services, Inc. 1994-11,
  Class  A1
   882,484               6.50              03/25/24               883,111
-------------------------------------------------------------------------
                                                              $ 1,835,311
-------------------------------------------------------------------------
TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $13,894,498)                                          $13,942,325
-------------------------------------------------------------------------
ASSET-BACKED SECURITIES--14.0%
Chemical Bank Master Credit Card Trust, Series 1995-2,
  Class A
$  720,000               6.23%             06/15/03           $   722,153
First Chicago Master Trust II, Series 1992-E,
  Class A
   500,000               6.25              08/15/99               502,045
General Motors Acceptance Corp. Grantor Trust, Series 1994-A,
  Class A
   122,242               6.30              06/15/99               122,535
MBNA Master Credit Card Trust, Series
 1991-1, Class A
   490,000               7.75              10/15/98               497,355
Premier Auto Trust Series 1993-6,
  Class A2
   768,284               4.65              11/02/99               757,421
Premier Auto Trust Series 1994-1,
  Class A3
   640,000               4.75              02/02/00               632,665



 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
----------             --------            --------           -----------
ASSET-BACKED SECURITIES(CONTINUED)
Standard Credit Card Trust, Series 1990-3,
  Class A
  860,000                9.50              07/10/98               903,284
-------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $4,161,356)                                           $ 4,137,458
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--3.7%
Federal National Mortgage Association
$   70,000               8.79%             01/30/02           $    71,213
Student Loan Marketing Association
   980,000               7.76              04/17/00             1,008,479
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS (Cost $1,051,036)                               $ 1,079,692
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--31.4%
United States Treasury Bonds
$  320,000              11.13%             08/15/03           $   420,749
   560,000               8.75              08/15/20               718,635
United States Treasury Notes
   100,000               7.25              11/15/96               101,625
   880,000               7.38              11/15/97               908,743
 2,570,000               7.50              10/31/99             2,723,403
 1,490,000               6.25              02/15/03             1,516,313
United States Treasury Principal-Only Stripped Securities/(b)/
 3,100,000               6.17              11/15/04             1,790,715
 5,550,000               6.63              08/15/20             1,100,564
-------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,924,525)                                           $ 9,280,747
-------------------------------------------------------------------------
REPURCHASE AGREEMENT--9.8%
Joint Repurchase Agreement Account/(c)/
$2,900,000               5.93%             11/01/95           $ 2,900,000
-------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $2,900,000)                                           $ 2,900,000
-------------------------------------------------------------------------
Total Investments
  (Cost $30,931,415/(d)/)                                     $31,340,222
=========================================================================

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME FUND  (continued)
October 31, 1995

FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
  exceeds cost                                                $   456,535

Gross unrealized loss for investments in which cost exceeds
  value                                                           (54,364)
-------------------------------------------------------------------------
Net unrealized gain                                           $   402,171
=========================================================================

/(a)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/ The interest rate disclosed for these securities represents effective yields to maturity.
/(c)/ Portions of these securities are being segregated for mortgage dollar rolls and/or open TBA purchases.
/(d)/ The aggregate cost for federal income tax purposes is $30,938,051.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

  The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in govern-ment and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. Since June 1, 1995, the fund has had the additional flexibility to invest in sovereign (government) debt rated single-A or better or deemed to be of comp-arable quality. In addition, the maximum duration the fund can target has been increased to 7.5 years from five years. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and enhance returns. The fund added an Institutional share class on August 1, 1995.

GLOBAL BOND MARKETS RALLIED

  Foreign bond markets recorded impressive gains during the past 12 months, following the lead of the U.S. bond market. Bond markets in dollar bloc countries, including New Zealand and Canada, continued to perform well. In Europe, the "core" and "near core" bond markets (e.g., Germany, Holland, Belgium, France and Denmark) rallied, due to a supportive bond environment characterized by slowing economic activity, relatively low inflation and declining interest rates. In contrast, the European higher-yielding markets (Italy, Spain and Sweden) were affected by political uncertainties and inflation fears sparked by large budget deficits. The economic concerns of these and other European countries triggered a flight to quality as investors sought the perceived safety of the Deutsche mark and the Swiss franc. Currency weakness raised doubts about the readiness of some countries, particularly Italy, to participate in the European monetary union.

  The Japanese economy remained weak during the period under review and appeared in danger of falling into a deflationary spiral. The Japanese government responded with a monetary and fiscal stimulus package, which included a discount rate cut on September 8, 1995. The government's continuing efforts to introduce liquidity into the Japanese economy triggered a market rally and resulted in the yen's decline relative to the U.S. dollar.

PERFORMANCE REVIEW

  For the 12 months ended October 31, 1995, the fund's Class A shares had a total return of 15.08% based on net asset value (NAV) (7.23% from monthly distributions and 7.85% from share price appreciation) compared with a return of 15.37% for the fund's benchmark, the J. P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index").

  From their inception on August 1, 1995, through October 31, 1995, the fund's Institutional shares returned 4.42% (1.85% from monthly distributions and 2.57% from share price appreciation) compared with 3.51% for the Index. The Index covers 14 major bond markets and reflects their currency exposures.

                     NAV            NAV Change          30-Day SEC
Share Class       (10/31/95)   (10/31/94-10/31/95)   Yield (10/31/95)
-----------       ----------   -------------------   ----------------
Class A             $14.45            +$1.02               4.81%
Institutional       $14.45            +$0.36*              5.54%

*  From Institutional shares' inception on August 1, 1995 through October 31,
   1995.

  The fund performed well relative to its peers. According to Lipper Analytical Services, Inc., the fund's Class A shares ranked 31st out of 131 general world income funds, based on total return for the 12 months ended October 31, 1995. The fund's Class A shares far outperformed the Lipper general world income fund average of 11.52% for the period. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Institutional shares are not ranked by Lipper for this period because they were not available for the full year.)

  The fund's Class A shares slightly underperformed the Index, due to the portfolio's underweighting in the higher-yielding bond markets of Europe. Though the portfolio is typically fully hedged into dollars, we

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND  (continued)

employed several currency strategies during the period that contributed to the fund's positive performance. In August, when the dollar appreciated against the yen, the fund took a short position in the yen and a long position in the U.S. dollar, successfully positioning the portfolio. Earlier in the period, we correctly anticipated that the dollar would decline and unhedged part of the fund's yen and Deutsche mark exposure.

                PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1995*


                                    [GRAPH]


                       U.S. ...................... 27.5%
                       Cash Equivalents .......... 16.4%
                       U.K. ...................... 13.2%
                       Japan ..................... 12.2%
                       France ....................  8.1%
                       Canada ....................  7.7%
                       Germany ...................  6.4%
                       Spain .....................  5.0%
                       Belgium ...................  3.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . U.S. As was the case a year ago, the fund's single largest country position continued to be in U.S. Treasury notes, which represented 27.5% of the portfolio as of October 31, 1995. The fund is still significantly under-weighted versus the Index, which allocates 39.2% to the United States, because we believe that U.S. bond yields do not adequately compensate the fund for the inflationary risk given the pickup in commodity prices and the growth in the U.S. economy.

 . Other Dollar Bloc Countries. In general, during the period we favored dollar bloc countries, with a preference for Canada and New Zealand based on the yield advantage they offered over U.S. Treasuries. As of October 31, the fund had a 7.7% position in Canada, significantly overweighting the Index (2.7%) but lower than its 12% position six months ago. At the time of the Quebec referendum in late October, the fund sold its Canadian holdings, because we determined that the Canadian bond risk/return trade-off had become unattractive during the Quebec election period. Following the Quebec vote, we reestablished the fund's position in the belief that the Canadian bond environment appeared favorable. Due in part to our concern about Australia's large current account deficit, we sold the fund's position in that country in March. In contrast, although the fund is not currently invested in New Zealand, it has held New Zealand bonds at various times during the past 12 months and we view its bond market favorably.

 . Europe. Bond markets throughout Europe were affected by a number of uncertainties, ranging from perceived government instability to potential inflationary pressures. As a result of the unfavorable risk/return trade-off, we reduced last year's overweighting in Europe to 36.2% of the fund (as of October
31) compared with 41.4% for the benchmark.

[RIGHT ARROW] Germany. We view Germany, the leading "core" European market, as attractive, due to its relatively low inflation and weak monetary growth. The fund was underweighted in Germany relative to the Index (6.4% compared with 9.7%), however, because we favored the "near core" European markets of France and Belgium. We believe these countries offer better value than Germany and will behave as proxies in the event of a German bond rally.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND  (continued)

[RIGHT ARROW] U.K. In October, the fund had a 13.2% position in the U.K., overweighted versus the Index position of 5.9%. During the period, the U.K. was attractive due to its slowing economic growth and subdued inflation, which created a supportive environment for bonds.

[RIGHT ARROW] France. France's political instability caused us to cut the fund's position approximately in half during the past six months. The fund is still slightly overweighted in France with an 8.1% position, compared with 7.4% for the Index. Going forward, we are somewhat encouraged by President Chirac's apparent commitment to reduce France's budget deficit and reform its Social Security system.

[RIGHT ARROW] Belgium. We expect Belgium (3.5%) to emerge as one of the key members of the European monetary union and therefore added a small position in June.

[RIGHT ARROW] Italy and Spain. We remain cautious about European higher-yielding bonds in general. However, we added a 5.0% position in Spain in October, because we believe Spain's economic and political risks are fully reflected in its bond prices. We sold the fund's position in Italy, due to that country's political and economic uncertainty.

- Japan. We increased the fund's position in Japan during the past year, because its weak economy and low inflation appeared favorable for Japanese bonds. As of October 31, the fund had a 12.2% position in Japanese bonds, slightly underweighted versus the Index allocation of 15.5%. We have recently been reducing the fund's Japanese holdings, however, due to the government's aggressive monetary easing and expansionist fiscal policy. In addition, we are concerned by the extent to which the Bank of Japan has become the dominant buyer of Japanese bonds, creating artificial support for the market that may be unsustainable.

 . Cash Equivalents. During the period, we raised the fund's cash equivalent position to 16.4%, up from 3.5% a year earlier, as a defensive move which also helped reduce the fund's duration. Going forward, we expect to reduce this position as attractive opportunities arise.

 . Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of October 31, and we will continue to stress high-quality bonds.

 . Duration. As of October 31, the fund's duration was shorter than that of the Index (4.33 years compared with 4.94 years), largely due to its underweighting in Japan and its cash equivalent position. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV will move in relation to interest rate fluctuations.)

DISTRIBUTION POLICY

  The fund declares and pays dividends on a monthly basis. During the period under review, the fund's Class A shares paid out distributions of $0.94 per share. From its inception on August 1, 1995, through October 31, 1995, the fund's Institutional shares paid out distributions of $0.26 per share. The fund intends to distribute substantially all of its investment company taxable income, as is required by tax law.

FUND OUTLOOK

  Due to uncertainty concerning U.S. bond yield levels, for the near term we intend to keep the fund underweighted in U.S. Treasuries. Within the dollar bloc, we continue to prefer Canada and New Zealand, because of their wide yield spreads over U.S. Treasuries. In our opinion, New Zealand is particularly attractive and therefore we anticipate reestablishing the fund's position there. After three years of strong growth, that economy is showing signs of slowing and it has a credible central bank. In general, Europe appears poised for a rally as

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND  (continued)

economic growth slows. We intend to keep a neutral weighting in Europe compared with the benchmark, and we currently favor Belgium and France. In the U.K., financial markets may be affected by political instability stemming from the unpopularity of the Conservative government and the possibility of increased wage-based inflation. Consequently, we expect to reduce the fund's U.K. position to be approximately in line with the benchmark. We also anticipate continuing to reduce the fund's exposure in Japan, based on our concern that the government's economic stimulus may lead to economic growth and higher interest rates, which would further erode bond prices.

We will continue to utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis, as well as the Goldman Sachs Asset Allocation Model to allocate the portfolio's assets and manage risk. We value your investment in the Goldman Sachs Global Income Fund and look forward to continuing our relationship in the future.

Sincerely,

/s/ Stephen C. Fitzgerald
Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Gareth I. Evans
Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 30, 1995

Goldman Sachs Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
October 31, 1995

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares and at net asset value for the Institutional shares), is compared with its benchmark--the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $10,000 INVESTMENT/(a)/                    HYPOTHETICAL $10,000 INVESTMENT
                             Class A Shares                                       Institutional Shares

                                [CHART]                                                [CHART]

                                                  J.P. Morgan                                          J.P. Morgan
              Class A Shares     Class A Shares    GGB Index-                       Institutional      GGB Index-
             (no sales charge)  (w/sales charge)    $ Hedged                           Shares           $ Hedged
             -----------------  ----------------  -----------                       -------------      -----------
  9/1/91          10,000            9,550           10,000               8/1/95         10,000            10,000
10/31/91          10,144            9,688           10,263             10/31/95         10,442            10,351
10/31/92          11,094           10,594           11,156
10/31/93          12,286           11,733           12,509
10/31/94          11,734           11,206           12,051
10/31/95          13,503           12,895           13,903

                                            Average Annual Total Return
                                          --------------------------------
                                          One Year    Since Inception/(b)/
                                          --------    --------------------
GS Global Income-Class A,
 excluding sales charge                    15.08%            7.32%

GS Global Income-Class A,
 including sales charge                     9.92%            6.16%

GS Global Income,
 Institutional Class                         N/A             4.42%/(c)/

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.
/(b)/ The Class A shares commenced operations August 2, 1991 and the
      Institutional shares commenced operations on August 1, 1995.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Institutional Class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS GLOBAL INCOME FUND
October 31, 1995

Principal              Interest            Maturity
Amount/(a)/            Rate                Date                 Value
-----------            --------            --------          ------------
DEBT OBLIGATIONS--81.7%
BELGIAN FRANC--3.3%
Kingdom of Belgium
BEF    277,000,000       6.50%             03/31/05          $  9,265,385
-------------------------------------------------------------------------
BRITISH POUND STERLING--12.9%
United Kingdom Conversion
BPS      4,000,000       9.00%             03/03/00          $  6,698,546
United Kingdom Treasury
        17,700,000       8.50              12/07/05            29,046,495
-------------------------------------------------------------------------
                                                             $ 35,745,041
-------------------------------------------------------------------------
CANADIAN DOLLAR--7.6%
Government of Canada
CAD     28,000,000       7.50%             09/01/00          $ 21,191,223
-------------------------------------------------------------------------
DEUTSCHE MARK--6.2%
Government of Germany
DEM     21,750,000       8.38%             05/21/01          $ 17,299,872
-------------------------------------------------------------------------
FRENCH FRANC--7.7%
Government of France
FRF     58,000,000       8.50%             03/28/00          $ 12,741,948
        39,500,000       8.25              02/27/04             8,614,701
-------------------------------------------------------------------------
                                                             $ 21,356,649
-------------------------------------------------------------------------
JAPANESE YEN--12.1%
Japanese Development Bank
JPY  1,820,000,000       6.60%             06/20/01          $ 21,924,730
     1,100,000,000       4.10              12/22/03            11,705,218
-------------------------------------------------------------------------
                                                             $ 33,629,948
-------------------------------------------------------------------------
SPANISH PESETA--4.7%
Government of Spain
ESP  1,670,000,000      10.00%             02/28/05          $ 12,922,986
-------------------------------------------------------------------------
UNITED STATES DOLLAR--27.2%
United States Treasury Notes
USD     10,000,000       6.88%             07/31/99          $ 10,360,900
        16,700,000       6.25              05/31/00            16,984,401
        22,000,000       6.13              09/30/00            22,271,478
        14,200,000       6.25              02/15/03            14,450,772
        10,000,000       7.88              11/15/04            11,270,300
-------------------------------------------------------------------------
                                                             $ 75,337,851
-------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
  (Cost $227,304,485)                                        $226,748,955
-------------------------------------------------------------------------


 Principal             Interest            Maturity
Amount/(a)/            Rate                Date                 Value
-----------            --------            --------          ------------
SHORT-TERM OBLIGATIONS--16.7%
Euro-Time Deposit-State Street Bank & Trust Co.
USD     46,196,597      5.81%               11/01/95         $ 46,196,597
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $46,196,597)                                         $ 46,196,597
-------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $273,501,082/(b)/)                                   $272,945,552
=========================================================================

=========================================================================
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
  exceeds cost                                                $ 5,186,935
Gross unrealized loss for investments in which cost
  exceeds value                                                (5,893,905)
-------------------------------------------------------------------------
Net unrealized loss                                           $  (706,970)
=========================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BEF = Belgian Franc            FRF = French Franc
BPS = British Pound Sterling   JPY = Japanese Yen
CAD = Canadian Dollar          ESP = Spanish Peseta
DEM = Deutsche mark            USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $273,652,522.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Letters to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

  The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preser-vation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with an average credit quality of double-A or better. Under normal market conditions the fund will maintain an average portfolio maturity approximately equal to the average maturity of the Lehman Brothers 15-Year Municipal Bond Index.

MUNICIPAL BONDS RALLY AMID UNCERTAINTY

  The municipal bond market performed well during the period under review (November 1, 1994, through October 31, 1995), with the average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rising 9% while yields fell from 6.30% on November 1, 1994, to 5.35% on October 31, 1995. However, during the past 12 months the yield curve for municipal bonds became quite steep compared with Treasuries, and 15-year municipal bonds underperformed similar-duration Treasuries.

  The first month of the fund's fiscal year coincided with the bottom of the 1994 bear market, as 30-year U.S. Treasury yields rose to 8.13% and long-term municipal bond yields rose to over 7%. In December 1994, however, the bond market stabilized. Fueled by strong municipal bond demand and a significant decrease in supply, municipal bonds surged from January through early April. Though municipals continued to record positive performance, the rally's momentum slowed from mid-April onward, reflecting investors' concern surrounding various tax reform proposals (e.g., the flat tax and a reduction in capital gains taxes) and the growing allure of the rallying equity market.

  By midyear, short-term municipal bonds became more expensive as investors favored defensive maturities that provided greater liquidity, while demand for long-term bonds stagnated. By the end of October, however, growing bullish sentiment in the municipal bond market and a flattening municipal bond yield curve made longer term bonds increasingly attractive.

PERFORMANCE REVIEW

  For the 12-month period ended October 31, 1995, the fund had a total return of 13.79%, based on net asset value (NAV) (5.26% from income distributions and 8.53% from share price appreciation) compared with a return of 15.76% for the Lehman Brothers 15-Year Municipal Bond Index (the "Index"), the fund's benchmark. The fund's NAV rose $1.09 during the period to $14.17 as of October 31, 1995, benefiting from the rallying bond market.

  The portfolio underperformed the Index, primarily because it was defensively positioned early in the period in response to last year's volatility. The portfolio held a higher percentage of premium coupon bonds, which tend to perform well in a declining bond market. These premiums, which typically have optional call features, performed like shorter-maturity bonds when interest rates fell this year, because of the increased likelihood of their calls being exercised prior to maturity. As this occurred, the durations of the callable bonds shortened, which was undesirable because longer duration bonds appreciated faster than those with shorter durations. In contrast, the Index held a higher percentage of deeper discount bonds, which outperformed premium bonds as interest rates fell.

Letters to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)

                PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

                 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1995*

                               [GRAPHIC]

                  Insured Revenue Bonds ......... 40.1%
                  Revenue Bonds ................. 23.4%
                  General Obligations............ 16.6%
                  Insured General Obligations.... 12.6%
                  Variable Rate Demand Notes.....  7.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Insured Revenue and General Obligation Bonds. During the period, we continued to emphasize insured bonds because of their liquidity and availability. Insured bonds allow the portfolio to capitalize on a security's other features such as coupon and callability, while removing the credit quality variable. We stressed securities from Texas and New York that we determined to be undervalued due to a temporary lack of demand. We anticipate that these securities will appreciate as supplies tighten and flat tax issues are resolved. As of October 31, we overweighted the fund's holdings in insured bonds relative to the Index (52.7% as compared with 32.0%), approximately the same allocation as a year ago.

 . Revenue Bonds. Noninsured revenue bonds, generally single-A- and double-A-rated debt, accounted for 23.4% of the portfolio, underweighted compared with the benchmark allocation of 31.0%. (Revenue bonds pay interest and principal out of a specific revenue stream, which includes sales taxes, hospital charges, tolls, electric rates and airport fees.) The allocation to sectors with high credit sensitivity fluctuates over time, based on specific securities and overall credit spreads. We currently view overall credit spreads as rich, and beyond unique situations we are not emphasizing credit-sensitive sectors.

 . General Obligation (GO) Bonds. When credit quality spreads tightened during the period, we dramatically increased the fund's investment in the GO sector to 16.6%, tripling last year's position. Uninsured GOs are generally of higher credit quality than uninsured revenue bonds, because they are backed by the general taxing power of the municipality.

 . Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents and were used to manage the portfolio's duration to approximate that of the Index at 8.76 years.

 . Credit Quality. During the period, we emphasized higher credit quality debt over lower quality. As of October 31, 69.6% of the portfolio was invested in triple-A-rated bonds, up from approximately 59% a year ago, while the positions in double-A-rated securities (18.0%) and single-A-rated securities (12.4%) were reduced since last year. The bias toward triple-A-rated securities is the direct result of the emphasis on insured bonds.

 . Term Structure. The portfolio's term structure contributed to its performance in the declining interest rate environment. The portfolio was "barbelled," emphasizing bonds with maturities of 20 years on the long end and bonds with maturities of five years or less on the short end. Approximately one-third of the portfolio was invested in maturities of 18 years or longer, a segment which performed well when the yield curve flattened during the period.

--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)

 . We added a very small position in a call option in March (less than 1% of the portfolio) for its potential incremental return. This position contributed to the portfolio's positive performance during the period and the fund continues to hold it.

MARKET OUTLOOK: IMPROVED TECHNICALS EXPECTED

  Going forward, the municipal bond market appears to be entering a period of potential technical strength. We estimate that over $80 billion in coupon and principal payments will be distributed to municipal investors between November 1995 and February 1996, a significant percentage of which may be reinvested into municipal bonds. In contrast, we expect just over $37 billion in new municipal debt to be issued over the same four-month period, creating a potential supply and demand imbalance that could increase municipal bond prices. That scenario, coupled with the likelihood of an even flatter yield curve near term, should benefit the fund's longer-term bonds. In addition, yields on long-term municipals are relatively high in relation to Treasury securities and short-term municipals. Regarding security selection, we anticipate concentrating on bonds issued by states that have high taxes, high wealth concentration and large populations (e.g., New York, California and Michigan).

Distribution Policy

  The fund paid out distributions of $0.67 per share during the period under review. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.


  Your investment in the Goldman Sachs Municipal Income Fund means a great deal to us and we look forward to continuing our relationship.

Sincerely,


/s/ Benjamin S. Thompson
Benjamin S. Thompson



/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 30, 1995

Goldman Sachs Trust
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1995

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the Goldman Sachs Municipal Income Fund ("Goldman Sachs Municipal Income") (assuming both the maximum sales charge of 4.5% and no sales charge), is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                     HYPOTHETICAL $10,000 INVESTMENT/(a)/

                                    [CHART]

                  GOLDMAN SACHS          GOLD SACHS
                 MUNICIPAL INCOME     MUNICIPAL INCOME      LEHMAN 15-YEAR
                 (NO SALES CHARGE)    (W/SALES CHARGE)        MUNI INDEX
                 -----------------    ----------------      ---------------

  8/1/93              10,000               9,550                10,000

10/31/93              10,454               9,984                10,385

10/31/94               9,879               9,434                 9,860

10/31/95              11,241              10,735                11,414



                                      Average Annual Total Return
                                    --------------------------------
                                    One Year    Since Inception/(b)/
                                    --------    --------------------
GS Muni Income,
 excluding sales charge              13.79%              4.89%

GS Muni Income,
 including sales charge               8.64%              2.80%

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/(b)/ Commenced operations July 20, 1993.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND
October 31, 1995

 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
DEBT OBLIGATIONS--105.8%
ALABAMA--2.3%
Alabama Mental Health Finance Authority RB (MBIA)
  (AAA/Aaa)
$1,200,000                5.00%            05/01/04           $ 1,215,912
-------------------------------------------------------------------------
CALIFORNIA--6.7%
Rancho, CA Water District Financing Authority RB (FGIC)
  (AAA/Aaa)
$1,000,000                5.88%            11/01/10           $ 1,036,700
Riverside County, CA Transportation Services (AMBAC)
  (AAA/Aaa)
 2,400,000                6.50             06/01/09             2,577,456
-------------------------------------------------------------------------
                                                              $ 3,614,156
-------------------------------------------------------------------------
COLORADO--4.0%
Westminster County Multi Family Housing (FNMA)
  (AAA/Aaa)/(a)/
$2,145,000                5.35%            12/01/25           $ 2,139,530
-------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.6%
District of Columbia, Series E- Insured GO (MBIA)
  (AAA/Aaa)
$1,370,000                6.00%            06/01/10           $ 1,384,399
-------------------------------------------------------------------------
FLORIDA--16.5%
Dade County, FL Guaranteed Entitlement Pre-refunded zero
  coupon RB (AMBAC) (AAA/Aaa)
$3,500,000                5.15/(b)/%       08/01/10           $ 1,548,925
Escambia County, FL Housing Financing Authority, Single
  Family Multi-County Progress (GNMA/FNMA)
  (NR/Aaa)
 2,300,000                6.80             10/01/15             2,419,232
Florida Board of Education GO (AA/Aa)
 2,330,000                5.75             01/01/13             2,357,075
Lakeland, FL Electric & Water Revenue Refunding, Jr. Sub
  Lien (FGIC) (AAA/Aaa)/(a)/
 2,500,000                5.25             10/01/97             2,537,525
-------------------------------------------------------------------------
                                                              $ 8,862,757
-------------------------------------------------------------------------
ILLINOIS--4.0%
Illinois Health Facilities Authority RB (MBIA) (AAA/Aaa)/(c)/
$2,000,000                6.25%            08/15/13           $ 2,130,818
-------------------------------------------------------------------------
KENTUCKY--3.8%
Nelson County, KY Industrial Building RB for Mabex
  Universal Corp. Project AMT (NR/A3)/(c)/
$1,900,000                6.50%            04/01/05           $ 2,034,710
-------------------------------------------------------------------------


 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
DEBT OBLIGATIONS (CONTINUED)
MAINE--1.7%
Maine Educational Loan Authority, RB Series A-1  (NR/Aaa)/(c)/
$  845,000                6.80%            12/01/07           $  895,489
-------------------------------------------------------------------------
MASSACHUSETTS--1.8%
Lowell, MA Series B GO (FSA) (AAA/Aaa)
$1,000,000                5.60%            11/01/12           $   989,920
-------------------------------------------------------------------------
MICHIGAN--5.3%
Goodrich Area School District Refunding GO (AMBAC)
  (AAA/Aaa)
$1,000,000                7.65%            05/01/11           $ 1,194,040
Grand Ledge Public Schools District GO (MBIA)
  (AAA/Aaa)/(a)/
 1,640,000                5.45             05/01/11             1,642,821
-------------------------------------------------------------------------
                                                              $ 2,836,861
-------------------------------------------------------------------------
NEBRASKA--0.9%
Omaha, NE Package Facilities Corp. RB (AAA/Aa1)
$  500,000                5.70%            09/15/15           $   507,340
-------------------------------------------------------------------------
NEW JERSEY--1.9%
New Jersey Turnpike Authority Series A RB (A/A)
$1,000,000                5.70%            01/01/01           $ 1,046,360
-------------------------------------------------------------------------
NEW YORK--10.2%
New York City IDA USTA National Tennis Control Project
  AMT (FSA) (AAA/Aaa)
$  800,000                6.60%            11/15/11           $   879,408
New York State GO (A-/A)
 2,000,000                5.63             03/01/13             1,983,440
New York State Local Government Assistance Corp.
  (A+/A)/(c)/
 2,575,000                5.90             04/01/13             2,609,016
-------------------------------------------------------------------------
                                                              $ 5,471,864
-------------------------------------------------------------------------
OHIO--4.6%
Ohio State Water Development Authority Pollution Control
  Facilities (MBIA) (AAA/Aaa)
$2,500,000                5.25%            12/01/09           $ 2,469,725
-------------------------------------------------------------------------
OKLAHOMA--8.1%
Grand River Dam Authority RB (MBIA) (AAA/Aaa)
$3,000,000                5.50%            06/01/03           $ 3,169,200

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)
October 31, 1995

 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
DEBT OBLIGATIONS (CONTINUED)
OKLAHOMA (CONTINUED)
Tulsa, OK GO (AA/Aa)
$1,140,000              6.50%              02/01/15           $ 1,217,360
-------------------------------------------------------------------------
                                                              $ 4,386,560
-------------------------------------------------------------------------
PENNSYLVANIA--4.1%
Delaware River Bridge Authority RB (AMBAC) (AAA/Aaa)
$2,000,000              7.38%              01/01/07           $ 2,219,800
-------------------------------------------------------------------------
TEXAS--18.6%
Bexar County, TX Health Facilities Development Corp,
  Revenue Refunding- Baptist Memorial Hospital Systems
  Project RB (MBIA) (AAA/Aaa)
$1,245,000              6.90%              08/15/14           $ 1,368,803
Goose Creek Independent School District GO (PSF)
  (AAA/Aaa)
 2,825,000              5.00               02/15/16             2,600,865
Richardson, TX GO (AA/Aa)
 3,260,000              5.00               02/15/11             3,120,309
Southwestern Texas State University RB (CAPGTY)
  (AAA/Aaa)
 1,375,000              5.10               08/15/14             1,285,006
Texas State AMT- Veterans Land GO (AA/Aa)/(c)/
 1,555,000              6.30               12/01/14             1,614,199
-------------------------------------------------------------------------
                                                              $ 9,989,182
-------------------------------------------------------------------------
VERMONT--4.4%
Vermont Student Assistance Corp., Education Loan RB,
  Series B (FSA) (AAA/Aaa)
$2,250,000               6.70%             12/15/12           $ 2,377,418
-------------------------------------------------------------------------
WISCONSIN--4.3%
Wisconsin Housing & Economic Development Authority,
  Series B AMT (AA/Aa)
$2,200,000               7.10%             09/01/15           $ 2,326,544
-------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
  (Cost $55,551,381)                                          $56,899,345
-------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--8.4%
Harris County, TX Health Facilities Hospital
  VRDN (A-1+/NR)
$  700,000               4.00%/(d)/        11/01/95           $   700,000
   200,000               4.00/(d)/         11/07/95               200,000
Monroe County, GA Pollution Control
  VRDN (A-1/VMIG-1)
 1,100,000               3.90/(d)/         11/07/95             1,100,000
-------------------------------------------------------------------------


 Principal             Interest            Maturity
  Amount                 Rate                Date                 Value
-------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (CONTINUED)
New York, NY Series VRDN (A-1+/VMIG-1)
$1,000,000              4.05%/(d)/         11/01/95           $ 1,000,000
New York City Muni Water Finance Authority VRDN Fiscal
  1993 Series C (FGIC) (A-1+/MIG-1)
 1,500,000              4.00/(d)/          11/01/95             1,500,000
-------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,500,000)                                           $ 4,500,000
-------------------------------------------------------------------------
WARRANTS--0.9%
$5,000,000      Intermountain Power Agency, Utah
                  Certificates of Beneficial Interest @
                  90.306 expiring 05/07/96/(e)/               $   500,000
-------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost $343,750)                                             $   500,000
-------------------------------------------------------------------------
Total Investments
  (Cost $60,395,131/(f)/)                                     $61,899,345
=========================================================================

=========================================================================
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which value
  exceeds cost                                                $ 1,544,592
Gross unrealized loss for investments in which cost exceeds
  value                                                           (40,378)
-------------------------------------------------------------------------
Net unrealized gain                                           $ 1,504,214
=========================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GOLDMAN SACHS MUNICIPAL INCOME FUND   (continued)
October 31, 1995

/(a)/ When issued security.
/(b)/ The interest rate disclosed for this security represents effective yield to maturity.
/(c)/ Portions of these securities are being segregated for when-issued securities.
/(d)/ Variable rate security.  Coupon rate disclosed is that which is in effect at October 31, 1995.
/(e)/ Non-income producing security.
/(f)/ The amount stated also represents aggregate cost for federal income tax purposes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

INVESTMENT ABBREVIATIONS:
AMBAC   -  Insured by American Municipal Bond Assurance Corp.
AMT     -  Alternative Minimum Tax
CAPGTY  -  Capital Guaranty Insurance Co.
FGIC    -  Insured by Financial Guaranty  Insurance Co.
FNMA    -  Federal National Mortgage Association
FSA     -  Financial Security Assurance Co.
GNMA    -  Government National Mortgage Association
GO      -  General Obligation
IDA     -  Industrial Development Authority
MBIA    -  Insured by Municipal Bond Investors Assurance
NR      -  Not rated
PSF     -  Permanent School Fund
RB      -  Revenue Bond
VRDN    -  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1995

                                                           GOLDMAN          GOLDMAN         GOLDMAN
                                                            SACHS            SACHS           SACHS
                                                          GOVERNMENT         GLOBAL         MUNICIPAL
                                                            INCOME           INCOME          INCOME
                                                             FUND             FUND            FUND
                                                         ------------     ------------     -----------
ASSETS:
Investments in securities, at value
  (cost $30,931,415, $273,501,082 and $60,395,131)       $ 31,340,222     $272,945,552     $61,899,345
Receivables:
  Investment securities sold                                       --       20,579,927       5,791,250
  Interest                                                    210,018        5,814,585         851,486
  Forward foreign currency exchange contracts                      --        2,950,813              --
  Foreign tax withheld                                             --          675,843              --
  Fund shares sold                                             59,203           51,644          71,355
Cash                                                            4,974            1,232          42,845
Deferred organization expenses, net                            42,846           46,256          47,683
Other assets                                                   79,092          111,218          56,881
                                                         ------------     ------------     -----------
    Total assets                                           31,736,355      303,177,070      68,760,845
                                                         ------------     ------------     -----------
LIABILITIES:
Payables:
  Investment securities purchased                           2,144,668       21,461,760      14,753,768
  Forward foreign currency exchange contracts                      --        3,825,677              --
  Fund shares repurchased                                      11,371           50,000          44,777
  Investment adviser fees                                       6,127           93,769          18,167
  Administration fees                                              --           35,163           6,813
  Authorized dealer service fees                                6,127           51,936          11,354
  Distribution fees                                                --           51,936              --
  Transfer agent fees                                          13,928           26,305          13,779
Accrued expenses and other liabilities                         51,535          126,175         114,953
                                                         ------------     ------------     -----------
    Total liabilities                                       2,233,756       25,722,721      14,963,611
                                                         ------------     ------------     -----------
NET ASSETS:
Paid in capital                                            29,150,881      272,761,135      54,514,862
Accumulated undistributed net investment income                36,251       16,641,827          42,738
Accumulated net realized loss on investment
  transactions                                                (93,340)    (13,043,346)     (2,264,580)
Accumulated net realized foreign currency gain                    --        2,443,547              --
Net unrealized gain on investments                           408,807        4,810,713       1,504,214
Net unrealized loss on translation of assets and
  liabilities denominated in foreign currencies                   --       (6,159,527)             --
                                                         -----------     ------------     -----------
    Net assets                                           $29,502,599     $277,454,349     $53,797,234
                                                         ===========     ============     ===========

                                                                   CLASS A    INSTITUTIONAL
                                                                   -------    -------------
Net asset value and redemption price per share
  (net assets/shares outstanding)                           $14.47      $14.45     $14.45     $14.17
                                                         =========  ==========  =========  =========
Maximum public offering price per share
  (NAV per share x 1.0471)/(a)/                             $15.15      $15.13     $14.45     $14.84
                                                         =========  ==========  =========  =========
Shares outstanding, $.001 par value
  (unlimited number of shares authorized)                2,038,356  17,008,968  2,188,371  3,796,312
                                                         =========  ==========  =========  =========

/(a)/ The Goldman Sachs Global Income Fund's Institutional shares maximum public offering price per share is equivalent to the net asset value per share.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1995

                                                           GOLDMAN         GOLDMAN         GOLDMAN
                                                            SACHS           SACHS           SACHS
                                                          GOVERNMENT       GLOBAL         MUNICIPAL
                                                            INCOME         INCOME           INCOME
                                                            FUND            FUND            FUND
                                                       ------------     ------------     -----------
INVESTMENT INCOME:
Interest/(a)/                                            $1,452,092     $ 23,662,535      $2,846,866
                                                         ----------     ------------      ----------
    Total income                                          1,452,092       23,662,535       2,846,866
                                                         ----------     ------------      ----------
EXPENSES:
Investment adviser fees                                     101,737        2,367,381         200,207
Administration fees                                          30,521          473,476          75,077
Authorized dealer service fees                               25,239          281,949          55,106
Distribution fees                                            76,499        1,257,211         195,152
Custodian fees                                               36,551          179,346          25,915
Transfer agent fees                                          94,095          106,764          63,695
Professional fees                                            39,836           70,511          53,407
Registration fees                                            37,256           75,289          21,406
Amortization of deferred organization expenses               18,796           61,394          17,545
Trustee fees                                                    597           11,034           1,258
Other                                                        14,808           49,443          38,062
                                                         ----------     ------------      ----------
    TOTAL EXPENSES                                          475,935        4,933,798         746,830
    Less--expenses reimbursable and fees waived
      by Goldman Sachs                                     (381,105)        (930,147)       (366,894)
                                                         ----------     ------------      ----------
    NET EXPENSES                                             94,830        4,003,651         379,936
                                                         ----------     ------------      ----------
    NET INVESTMENT INCOME                                 1,357,262       19,658,884       2,466,930
                                                         ----------     ------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Investment transactions                                   603,048        5,556,002         938,332
  Foreign currency related transactions                        --         18,804,029            --
Net change in unrealized gain (loss) on:
  Investments                                               902,391       14,759,004       3,055,111
  Translation of assets and liabilities denominated
    in foreign currencies                                      --        (15,288,240)           --
                                                         ----------     ------------      ----------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENT,
      OPTIONS AND FOREIGN CURRENCY TRANSACTIONS           1,505,439       23,830,795       3,993,443
                                                         ----------     ------------      ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $2,862,701     $ 43,489,679      $6,460,373
                                                         ==========     ============      ==========

/(a)/ Net of $101,514 in foreign withholding tax for the Global Income Fund.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 1995

                                                           GOLDMAN        GOLDMAN                GOLDMAN
                                                            SACHS          SACHS                  SACHS
                                                          GOVERNMENT       GLOBAL               MUNICIPAL
                                                            INCOME         INCOME                 INCOME
                                                            FUND            FUND                  FUND
                                                       ------------     ------------           -----------
FROM OPERATIONS:
Net investment income                                   $ 1,357,262     $ 19,658,884           $ 2,466,930
Net realized gain from investment transactions              603,048        5,556,002               938,332
Net realized gain from foreign currency
  related transactions                                           --       18,804,029                    --
Net change in unrealized gain on investments                902,391       14,759,004             3,055,111
Net change in unrealized loss on translation of
  assets and liabilities denominated
  in foreign currencies                                          --      (15,288,240)                   --
                                                        -----------     ------------           -----------
    Net increase in net assets resulting
      from operations                                     2,862,701       43,489,679             6,460,373
                                                        -----------     ------------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                    (1,361,620)     (20,883,123)/(a)/      (2,466,930)
                                                        -----------     ------------           -----------
    Total distributions to shareholders                  (1,361,620)     (20,883,123)           (2,466,930)
                                                        -----------     ------------           -----------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of shares                        15,973,014       53,349,100            11,879,853
Reinvestment of dividends and distributions               1,123,498       13,008,610             1,551,121
Cost of shares repurchased                               (3,546,816)    (208,094,050)          (11,000,210)
                                                        -----------     ------------           -----------
    Net increase (decrease) in net assets
      resulting from share transactions                  13,549,696     (141,736,340)            2,430,764
                                                        -----------     ------------           -----------
    Total increase (decrease)                            15,050,777     (119,129,784)            6,424,207
                                                        -----------     ------------           -----------
NET ASSETS:
Beginning of year                                        14,451,822      396,584,133            47,373,027
                                                        -----------     ------------           -----------
End of year                                             $29,502,599     $277,454,349           $53,797,234
                                                        ===========     ============           ===========
Accumulated undistributed net investment income         $    36,251     $ 16,641,827           $    42,738
                                                        ===========     ============           ===========
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                                               1,139,008        3,822,903               876,447
Reinvestment of dividends and distributions                  80,152          935,191               113,767
Shares repurchased                                         (253,583 )    (15,079,626)             (816,569)
                                                        -----------     ------------           -----------
Net increase (decrease) in shares outstanding               965,577      (10,321,532)              173,645
                                                        ===========     ============           ===========

/(a)/ The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS  (continued)
For the Year Ended October 31, 1994

                                                           GOLDMAN         GOLDMAN         GOLDMAN
                                                            SACHS           SACHS           SACHS
                                                          GOVERNMENT       GLOBAL         MUNICIPAL
                                                            INCOME         INCOME           INCOME
                                                            FUND          FUND/(a)/          FUND
                                                       ------------     ------------     -----------
FROM OPERATIONS:
Net investment income                                   $   794,938     $  34,832,452    $  2,300,535
Net realized loss from investment,
  option and futures transactions                          (693,341)      (29,399,159)     (3,202,912)
Net realized loss from foreign currency
  related transactions                                           --       (12,649,508)             --
Net change in unrealized loss on
  investments and options                                  (502,522)      (31,154,593)     (1,799,359)
Net change in unrealized gain on translation
  of assets and liabilities denominated in
  foreign currencies                                             --         7,363,987              --
                                                        -----------     -------------    ------------
    Net decrease in net assets resulting
      from operations                                      (400,925)      (31,006,821)     (2,701,736)
                                                        -----------     -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (794,938)       (8,807,313)     (2,300,535)
In excess of net investment income                          (17,584)               --              --
Net realized gain on investment,
  option and futures transactions                          (106,548)       (7,198,898)       (108,139)
In excess of net realized gain on investment,
  option and futures transactions                            (3,047)               --              --
Paid-in capital                                                  --       (25,765,213)             --
                                                        -----------     -------------    ------------
    Total distributions to shareholders                    (922,117)      (41,771,424)     (2,408,674)
                                                        -----------     -------------    ------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of shares                         8,616,512       133,966,890      40,579,374
Reinvestment of dividends and distributions                 762,895        26,726,504       1,557,330
Cost of shares repurchased                               (6,464,527)     (366,992,820)    (19,819,419)
                                                        -----------     -------------    ------------
    Net increase (decrease) in net assets
      resulting from share transactions                   2,914,880      (206,299,426)     22,317,285
                                                        -----------     -------------    ------------
    Total increase (decrease)                             1,591,838      (279,077,671)     17,206,875

NET ASSETS:
Beginning of year                                        12,859,984       675,661,804      30,166,152
                                                        -----------     -------------    ------------
End of year                                             $14,451,822     $ 396,584,133    $ 47,373,027
                                                        ===========     =============    ============
Accumulated undistributed net investment income         $    22,212     $   1,318,755    $     25,593
                                                        ===========     =============    ============
SUMMARY OF SHARE TRANSACTIONS:
Shares sold                                                 615,568         9,067,823       2,852,822
Reinvestment of dividends and distributions                  54,242         1,870,918         112,990
Shares repurchased                                         (460,162)      (26,266,551)     (1,404,132)
                                                        -----------     -------------    ------------
Net increase (decrease) in shares outstanding               209,648       (15,327,810)      1,561,680
                                                        ===========     =============    ============

/(a)/ For the year ended October 31, 1994 only Class A shares were outstanding.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 1995

1.  ORGANIZATION

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund". Government Income and Municipal Income are diversified portfolios whereas Global Income is a separate non-diversified portfolio. The Global Income Fund currently offers two classes of shares - Class A and Institutional shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry:

A.  Investment Valuation
------------------------

Investments in debt securities, other than money market instruments, held by Global Income are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by the Government Income and Municipal Income Funds for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by the Government Income and Municipal Income Funds, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B.  SecurityTransactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. For the Municipal Income Fund, market premiums on other long-term debt securities are amortized to interest income while for the Global Income Fund, market discounts on other long-term debt securities are accreted to interest income.

C.  Foreign Currency Translations
---------------------------------

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

The Global Income Fund may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Global Income Fund may also purchase and sell forward contracts to seek to increase total return. The aggregate principal amounts of the contracts for which delivery is anticipated are reflected in the Fund's accounts, while the aggregate principal amounts are reflected net in the accompanying Statements of Assets and Liabilities if the Fund intends to settle the contract prior to delivery. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E.  Mortgage Dollar Rolls
-------------------------

The Government Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price.
For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F.  Options
-----------

When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS    (continued)
October 31, 1995

purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss from the sale of the underlying security is realized, and the proceeds from such sale will be decreased by the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. In the case of index options, there is a risk of loss from a change in value of such options which may exceed the related premiums received.

G.  Futures Contracts
---------------------

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees. Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligations to perform.

H.  Federal Taxes
-----------------

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At October 31, 1995, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

Fund                                   Amount           Year of Expiration
----                                 -----------        ------------------
Government Income Fund               $   735,561               2002
Global Income Fund                   $10,295,502               2002
Municipal Income Fund                $ 3,202,911               2002

I.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J.  Expenses
------------

Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A shareholders of the Global Income Fund bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. The Class A and Institutional shareholders separately bear transfer agency fees.

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for the Global Income Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .50%, .25% and .40% of average daily net assets of the Government Income, Global Income and Municipal Income Funds, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from the Global Income Fund of .50% of the average daily net assets. For the year ended October 31, 1995, GSAM voluntarily agreed to waive a portion of its investment advisory fees amounting to approximately $57,700, $248,000 and $45,500 for the Government Income, Global Income and Municipal Income Funds, respectively.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets. For the year ended October 31, 1995, GSAM voluntarily agreed to waive a portion of its administration fee amounting to approximately $30,500 for the Government Income Fund.

GSAM has voluntarily agreed to limit certain of the Funds'expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to the Global Income Fund, transfer agent fees) to the extent such expenses exceed .30%, .06% and .05% per annum of the Government Income, Global Income and Municipal Income Funds, respectively. For the year ended October 31, 1995, GSAM voluntarily agreed to reimburse all such expenses for the Government Income Fund. For the year ended October 31, 1995 the amount of reimbursed expenses for the Government Income, Global Income and Municipal Income Funds were approximately $242,000, $70,000 and $196,000, respectively. The amounts reimbursable to the Government Income, Global Income and Municipal Income Funds at October 31, 1995 are approximately $49,000, $40,000 and $54,000, respectively, and are included in "Other Assets" on the accompanying Statements of Assets and Liabilities.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1995,

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS    (continued)
October 31, 1995

Goldman Sachs retained approximately $22,000, $15,000 and $48,000 of sales loads related to the Government Income, Global Income and Municipal Income Funds, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% of each Fund's average daily net assets (or, in the case of Global Income Fund, the average daily net assets attributable to the Class A shares). Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Government Income and Municipal Income Funds. Effective June 1, 1995, each Fund's Distribution Plan was amended to reduce the contractual fee from .50% to .25% of average daily net assets and to eliminate the provision of certain services under the Distribution Plan which are currently provided under the Authorized Dealer Service Plan. Distribution fees waived for the period amounted to $50,869, $611,952 and $125,129 for the Government Income, Global Income and Municipal Income Funds, respectively.

Effective June 1, 1995, the Company on behalf of each Fund adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, to on an annual basis, to .25% of each Fund's average daily net assets (or, in the case of Global Income Fund, the average daily net assets attributable solely to the Class A shares). Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

4.  LINE OF CREDIT FACILITY

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Global Income Fund has an $8,000,000 committed, unsecured revolving line of credit facility available. Both facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1995, the Funds did not have any borrowings under these facilities.

5.  INVESTMENT TRANSACTIONS

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1995, were as follows:

                                GOVERNMENT        GLOBAL         MUNICIPAL
FUND                              INCOME          INCOME          INCOME
----------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations           $100,296,354     $ 83,722,782    $      --
----------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)             3,011,921      656,349,335     174,160,831
----------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations             87,845,570      196,872,555           --
----------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)             1,887,472      704,661,927     166,318,514
----------------------------------------------------------------------------

For the year ended October 31, 1995, option transactions in the Global Income Fund were as follows:

                                                                   PREMIUMS
           OPTIONS WRITTEN                                         RECEIVED
----------------------------------------------------------------------------
Balance outstanding, beginning of year                             $   --
Options written                                                      130,440
Options exercised                                                   (130,440)
----------------------------------------------------------------------------
Balance outstanding, end of year                                   $   --
----------------------------------------------------------------------------

           OPTIONS PURCHASED                                          COST
----------------------------------------------------------------------------
Balance outstanding, beginning of year                              $   --
Options purchased                                                     84,446
Options exercised                                                    (84,446)
----------------------------------------------------------------------------
Balance outstanding, end of year                                    $   --
============================================================================

Certain risks related to written call or put options arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency values and interest rates.

At October 31, 1995, the Global Income Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

                                 VALUE ON
  FOREIGN CURRENCY              SETTLEMENT          CURRENT       UNREALIZED
 PURCHASE CONTRACTS                 DATE             VALUE        GAIN/(LOSS)
----------------------------------------------------------------------------
DEUTSCHE MARK
  Expiring 11/16/95            $    268,323     $     281,721      $  13,398
  Expiring 9/9/96/(a)/           14,435,171        15,391,612        956,441
----------------------------------------------------------------------------
  Total Foreign Currency
    Purchase Contracts         $ 14,703,494     $  15,673,333      $ 969,839
============================================================================

============================================================================

                                 VALUE ON
  FOREIGN CURRENCY              SETTLEMENT          CURRENT       UNREALIZED
 PURCHASE CONTRACTS                 DATE             VALUE        GAIN/(LOSS)
----------------------------------------------------------------------------
BELGIAN FRANC
  Expiring 2/28/96             $  9,255,202     $  9,165,116       $  90,086
  Expiring 9/9/96/(a)/           14,435,171       15,409,951        (974,780)
BRITISH POUND STERLING
  Expiring 12/11/95              35,559,013       36,300,525        (741,512)
DEUTSCHE MARK
  Expiring 1/24/96               18,148,618       18,165,060         (16,442)
  Expiring 1/31/96                  144,844          144,844            --
FRENCH FRANC
  Expiring 11/30/95              21,550,856       22,041,337        (490,481)
JAPANESE YEN
  Expiring 12/18/95              13,687,026       13,561,625         125,401
  Expiring 1/17/96               34,125,931       33,541,512         584,419
SPANISH PESETA
  Expiring 11/27/95              13,646,350       13,953,670        (307,320)
----------------------------------------------------------------------------
  Total Foreign Currency
    Sale Contracts             $160,553,011     $162,283,640     $(1,730,629)
============================================================================

/(a)/ Represents a cross-currency forward foreign exchange contract.


The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31,1995, the Global Income Fund had sufficient cash and/or securities to cover any commitments under these contracts.

The Global Income Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $2,950,813 and $3,825,677, respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and payable for forward foreign currency exchange contracts" are $1,181,068 and $1,295,142, respectively, related to forward contracts closed but not settled as of October 31, 1995.

6.  SUMMARY OF SHARE TRANSACTIONS

GLOBAL INCOME FUND                                  DOLLARS         SHARES
-----------------------------------------------------------------------------
Class A Shares:
 Shares sold                                      $  22,864,336      1,659,380
 Reinvestment of dividends and distributions         12,448,128        895,996
 Shares repurchased                                (207,889,246)   (15,065,279)
                                                  -------------    -----------
                                                   (172,576,782)   (12,509,903)
                                                  -------------    -----------
Institutional Shares:
  Shares sold                                        30,484,764      2,163,523
  Reinvestment of dividends and distributions           560,482         39,195
  Shares repurchased                                   (204,804)       (14,347)
                                                  -------------    -----------
                                                     30,840,442      2,188,371
                                                  -------------    -----------
    Total                                         $(141,736,340)   (10,321,532)
                                                  =============    ===========

7.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is

Goldman Sachs Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS    (continued)
October 31, 1995

required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Government Income Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1995, the Government Income Fund had a 0.16% undivided interest in the repurchase agreement in the joint account which equaled $2,900,000, in principal amount. As of October 31, 1995, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

PRINCIPAL               INTEREST             MATURITY              AMORTIZED
 AMOUNT                   RATE                 DATE                  COST
--------------------------------------------------------------------------------
Lehman Brothers, Inc. dated 10/31/95, repurchase price $965,159,225 (U.S.
  Treasury Notes: $955,186,569, 4.25%-9.50%, 11/15/95-08/15/02; U.S. Treasury
  Interest-Only Strips:$19,548,855, 11/15/00-08/15/02; U.S. Treasury Principal-Only Strips:$6,376,719, 6.38%-8.50%, 11/15/00-08/15/02))

$965,000,000              5.94%               11/01/95            $  965,000,000

Salomon Brothers, Inc. dated 10/31/95, repurchase price $830,136,489 (U.S.
  Treasury Notes: $383,210,541, 4.25%-8.87%, 11/15/95-08/31/00; U.S. Treasury
  Interest-Only Strips: $356,333,527, 11/15/95-08/15/02; U.S. Treasury
  Principal-Only Strips: $107,445,042, 6.38%-9.50%, 11/15/95-08/15/02)

 830,000,000              5.92                11/01/95               830,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                          $1,795,000,000
================================================================================

9.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,397, $61,394 and $17,145, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $16,485,917 from accumulated net realized foreign currency gain to accumulated undistributed net investment income. These reclassifications have no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. OTHER

As of October 31, 1995, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 9% of the outstanding shares of the Goldman Sachs Global Income Fund.

Goldman Sachs Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

                                                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                 -----------------------------------------------------------------------------------


                                                                   NET REALIZED            NET REALIZED
                                                                  AND UNREALIZED          AND UNREALIZED            TOTAL
                                                                    GAIN (LOSS)             GAIN (LOSS)             INCOME
                              NET ASSET                            ON INVESTMENT,           ON FOREIGN              (LOSS)
                              VALUE AT              NET              OPTION AND              CURRENCY                FROM
                              BEGINNING          INVESTMENT           FUTURES                 RELATED              INVESTMENT
                              OF PERIOD            INCOME         TRANSACTIONS/(a)/       TRANSACTIONS/(a)/        OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................     $13.47              $ 0.94               $ 1.00                 $   --                 $ 1.94
1994......................      14.90                0.85                (1.28)                    --                  (0.43)

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................      14.32                0.56                 0.58                     --                   1.14
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares           13.43                0.89                 0.92                   0.15                   1.96
1995 - Institutional
       shares/(f)/              14.09                0.22                 0.34                   0.06                   0.62
1994 - Class A shares           15.07                0.84                (1.37)                 (0.12)                 (0.65)
1993 - Class A shares           14.69                0.85                 1.07                  (0.42)                  1.50
1992 - Class A shares           14.60                1.14                 0.45                  (0.36)                  1.23

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares           14.55                0.25                 0.23                  (0.19)                  0.29
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................      13.08                0.67                 1.09                     --                   1.76
1994......................      14.64                0.73                (1.51)                    --                  (0.78)

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................      14.32                0.22                 0.32                     --                   0.54
------------------------------------------------------------------------------------------------------------------------------------


                                                                   DISTRIBUTIONS TO SHAREHOLDERS
                              ------------------------------------------------------------------------------------------------------

                                                                                  IN EXCESS OF
                                                FROM NET                          NET REALIZED
                                              REALIZED GAIN                         GAIN ON
                                              ON INVESTMENT,      IN EXCESS        INVESTMENT,          FROM            TOTAL
                               FROM NET          OPTION             OF NET         OPTION AND           PAID          DISTRIBUTIONS
                              INVESTMENT       AND FUTURES        INVESTMENT         FUTURES             IN               TO
                               INCOME          TRANSACTIONS         INCOME         TRANSACTIONS        CAPITAL       SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................      $(0.94)           $   --            $  --             $  --            $   --          $(0.94)
1994......................       (0.85)            (0.12)            (0.02)            (0.01)              --           (1.00)

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................       (0.56)               --                --                --               --           (0.56)
                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995 - Class A shares            (0.94)               --                --                --               --           (0.94)
1995 - Institutional
       shares/(f)/               (0.26)               --                --                --               --           (0.26)
1994 - Class A shares            (0.22)            (0.16)               --                --            (0.61)          (0.99)
1993 - Class A shares            (0.85)            (0.27)               --                --               --           (1.12)
1992 - Class A shares            (1.14)               --                --                --               --           (1.14)

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares            (0.24)               --                --                --               --           (0.24)
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995......................       (0.67)               --                --                --               --           (0.67)
1994......................       (0.73)            (0.05)               --                --               --           (0.78)

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................       (0.22)               --                --                --               --           (0.22)

                                                                                                                RATIOS ASSUMING
                                                                                                              NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                              EXPENSE LIMITATIONS
                                                                                                            ------------------------

                                                                        RATIO OF                                        RATIO OF
                            NET                                           NET                      NET                     NET
                          INCREASE                          RATIO OF   INVESTMENT                 ASSETS                INVESTMENT
                         (DECREASE)  NET ASSET                 NET       INCOME                   AT END      RATIO OF    INCOME
                           IN NET    VALUE AT               EXPENSES     (LOSS)    PORTFOLIO        OF        EXPENSES    (LOSS)
                           ASSET      END OF     TOTAL     TO AVERAGE  TO AVERAGE   TURNOVER      PERIOD     TO AVERAGE  TO AVERAGE
                           VALUE      PERIOD   RETURN/(b)/ NET ASSETS  NET ASSETS  RATE/(d)/     (IN 000S)   NET ASSETS  NET ASSETS
                         -----------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
--------------------------
1995...................... $ 1.00      $14.47      14.90%      0.47%       6.67%      449.53%      $ 29,503      2.34%     4.80%
1994......................  (1.43)      13.47      (2.98)      0.11        6.06       654.90         14,452      2.86      3.31

For the Period February
 10, 1993/(e)/ through
 October 31,
--------------------------
1993......................   0.58       14.90       8.03       0.00/(c)/   4.87/(c)/  725.41         12,860    4.00/(c)/  0.87/(c)/
                                                        GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Years Ended
 October 31,
--------------------------
1995 - Class A shares        1.02       14.45      15.08       1.29        6.23       265.86        245,835      1.58      5.94
1995 - Institutional
       shares/(f)/           0.36       14.45       4.42       0.65/(c)/   6.01/(c)/  265.86         31,619      1.08/(c)/ 5.58/(c)/

1994 - Class A shares       (1.64)      13.43      (4.49)      1.28        5.73       343.74        396,584      1.53      5.48
1993 - Class A shares        0.38       15.07      10.75       1.30        5.78       313.88        675,662      1.55      5.53
1992 - Class A shares        0.09       14.69       8.77       1.37        7.85       270.75        588,893      1.62      7.60

For the Period August 2,
 1991/(e)/ through
 October 31,
--------------------------
1991 - Class A shares        0.05       14.60       2.00       0.38/(g)/   1.72/(g)/   34.22        388,744    0.44/(g)/   1.66/(g)/

                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended
 October 31,
1995......................   1.09       14.17      13.79       0.76        4.93       335.55         53,797      1.49      4.20
1994......................  (1.56)      13.08      (5.51)      0.45        5.28       357.54         47,373      1.55      4.18

For the Period July 20,
 1993/(e)/ through
 October 31,
--------------------------
1993......................   0.32       14.64       3.73       0.00/(c)/   5.15/(c)/   99.99         30,166    2.42/(c)/   2.73/(c)/


/(a)/ Includes the balancing effect of calculating per share amounts.
/(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For the Retail classes total return would be reduced if a sales charge were taken into account.
/(c)/ Annualized.
/(d)/ Includes effect of mortgage dollar roll transactions for the Government
      Income Fund.
/(e)/ Commencement of operations.
/(f)/ Institutional shares commenced operations on August 1, 1995.
/(g)/ Not annualized.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund, (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1995, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                            Arthur Andersen LLP


Boston, Massachusetts
December 8, 1995

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004

TRUSTEES
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

GST/AR/1095(RET)


The Goldman Sachs
Fixed Income
Portfolios

-------------------------

Annual Report
October 31, 1995


Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


Goldman
Sachs

                     ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                                   APPENDIX A

       This Appendix provides certain information concerning the performance of various types of securities over specified periods of time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund's portfolio. The items included in these performance figures may not be identical to those in the formulas used by the Fund to calculate its performance figures. This information does not reflect the Fund's actual portfolio composition or the fees or expenses associated with an investment in the Fund. Past performance is not an indication of future performance.

                             AVERAGE MONTHLY YIELDS
                    OF MONEY MARKET FUNDS IN IBC/DONOGHUE'S
                    MONEY FUND AVERAGE/TM//ALL TAXABLE INDEX

       This table provides certain information concerning the average performance of money market funds (other than tax-free money funds) tracked by Donoghue's Money Fund Report for the periods indicated.

                DONOGHUE'S
                YEAR AND                ALL TAXABLE INDEX*
         MONTH                        AVERAGE MONTHLY YIELD(%)
        --------                      ------------------------

YEAR 1988
------------------------------------
       JAN                      6.50
       FEB                      6.17
       MAR                      6.05
       APR                      6.10
       MAY                      6.26
       JUN                      6.54
       JUL                      6.81
       AUG                      7.14
       SEP                      7.42
       OCT                      7.51
       NOV                      7.66
       DEC                      8.08
       AVERAGE FOR 1988         6.86

       YEAR 1989
------------------
       JAN                      8.36
       FEB                      8.49
       MAR                      8.92
       APR                      9.16
       MAY                      9.14
       JUN                      8.93
       JUL                      8.65
       AUG                      8.32
       SEP                      8.26


                                      1-A

OCT               8.19
NOV               8.00
DEC               7.93
AVERAGE FOR 1989  8.53

       YEAR 1990
------------------
       JAN                      7.75
       FEB                      7.65
       MAR                      7.66
       APR                      7.68
       MAY                      7.68
       JUN                      7.67
       JUL                      7.62
       AUG                      7.50
       SEP                      7.47
       OCT                      7.45
       NOV                      7.33
       DEC                      7.23
       AVERAGE FOR 1990         7.56

       YEAR 1991
------------------
       JAN                      6.89
       FEB                      6.41
       MAR                      6.09
       APR                      5.84
       MAY                      5.58
       JUNE                     5.49
       JULY                     5.47
       AUG                      5.36
       SEP                      5.21
       OCT                      5.03
       NOV                      4.78
       DEC                      4.58
       AVERAGE FOR 1991         5.56

       YEAR 1992
-------------------
       JAN                      4.13
       FEB                      3.81
       MAR                      3.73
       APR                      3.65
       MAY                      3.51
       JUNE                     3.44
       JULY                     3.24
       AUG                      3.06
       SEP                      2.92
       OCT                      2.79
       NOV                      2.75
       DEC                      2.84

                                      2-A

       AVERAGE FOR 1992    3.32

  YEAR 1993
-------------------------
       JAN                 2.81
       FEB                 2.72
       MAR                 2.68
       APR                 2.65
       MAY                 2.60
       JUNE                2.63
       JULY                2.64
       AUG                 2.65
       SEP                 2.66
       OCT                 2.65
       NOV                 2.67
       DEC                 2.72
       AVERAGE FOR 1993    2.67

       YEAR 1994
-------------------------
       JAN                 2.92
       FEB                 2.99
       MAR                 3.09
       APR                 3.28
       MAY                 3.59
       JUN                 3.83
       JUL                 3.99
       AUG                 4.18
       SEP                 4.48
       OCT                 4.54
       NOV                 4.84
       DEC                 5.24
       AVERAGE FOR 1994    3.91

       *IBC/Donoghue's Money Fund Average(TM)/ All Taxable Index, as reported in the IBC/Donoghue's Money Fund Report(R). The IBC/Donoghue's Money Fund Average(TM) data is computed net of fees.

                                      3-A

                     ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                                   APPENDIX B

       This Appendix provides certain information concerning the performance of various types of securities over specified periods of time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund's portfolio. The items included in these performance figures may not be identical to those in the formulas used by the Fund to calculate its performance figures. This information does not reflect the Fund's actual portfolio composition or the fees or expenses associated with an investment in the Fund. Past performance is not an indication of future performance.


                             PRICES  AND YIELDS OF
                        CERTAIN U.S. TREASURY SECURITIES
                                      AND
                    A FEDERAL HOME LOAN MORTGAGE CORPORATION
                      ONE-YEAR CONSTANT MATURITY TREASURY
                      ADJUSTABLE RATE MORTGAGE CERTIFICATE

       The following table compares the Prices of a one-year and Yields of a six-month on-the-run U.S. Treasury security and, a Federal Home Loan Mortgage Corporation one-year constant maturity Treasury adjustable rate mortgage certificate during the periods indicated. An "on-the-run" U.S. Treasury security is a recently issued current coupon security quoted as representing the most current and liquid security in its maturity category. A Federal Home Loan Mortgage Corporation adjustable rate mortgage certificate is a type of mortgage security eligible for investment by the Fund. Other securities in which the Fund may invest may not have the same yield or volatility characteristics as these securities. This data is based on the end of period values and for the yield column, does not include any fees./1/



                  ONE-YEAR        ONE-YEAR        ONE-YEAR          ONE-YEAR
                 ON-THE-RUN      ON-THE-RUN     CMT ADJUSTABLE    CMT ADJUSTABLE
                U.S. TREASURY   U.S. TREASURY    RATE MORTGAGE     RATE MORTGAGE
     DATE         SECURITY       SECURITY         CERTIFICATE       CERTIFICATE
---------------  -------------  -----------      ------------      --------------
                    YIELD           PRICE          PRICE               PRICE

31 JAN 89          9.114          100.00           100.00          10.564
28 FEB 89          9.336          99.784           99.795          10.826
31 MAR 89          9.656          99.474           99.363          11.376
30 APR 89          9.441          99.682           99.370          11.361

/1/ Historically, ARMs and PACs have offered yields that are higher than those available from U.S. Treasury securities with comparable maturities.

                                      1-B

31 MAY 89                9.044   100.065       99.796          10.814
3O JUN 89                8.491   100.605      100.298          10.171
31 JUL 89                7.948   101.139      100.684           9.678
31 AUG 89                8.227   100.864      100.441           9.987
30 SEP 89                8.255   100.836      100.474           9.945
31 OCT 89                8.034   101.054      100.705           9.654
30 NOV 89                7.793   101.292      101.007           9.273
31 DEC 89                7.749   101.334      101.098           9.159
31 JAN 90                7.951   101.135      100.906           9.401
28 FEB 90                8.155   100.933      100.785           9.555
31 MAR 90                8.395   100.696      100.645           9.735
30 APR 90                8.437   100.654      100.546           9.857
31 MAY 90                8.347   100.742      100.769           9.577
30 JUN 90                8.114   100.944      100.963           9.334
31 JUL 90                7.972   101.114      101.083           9.182
31 AUG 90                7.809   101.275      101.115           9.139
30 SEP 90                  7.8   101.283      101.137            9.11
31 OCT 90                7.583   101.498      101.229           8.993
30 NOV 90                 7.33   101.750      101.348            8.84
31 DEC 90                7.066   102.013      101.606           8.516
31 JAN 91                6.646   102.434      102.015           8.006
28 FEB 91                6.268   102.815      102.302           7.684
31 MAR 91                6.375   102.706      102.265           7.695
30 APR 91                 6.21   102.873      102.406            7.52
31 MAY 91                6.098   102.986      102.554           7.338
30 JUN 91                6.332   102.750      102.414           7.512
31 JUL 91                6.285   102.798      102.535           7.365
31 AUG 91                5.754   103.337      102.940           6.864
30 SEP 91                5.554   103.540      103.152           6.604
31 OCT 91                5.305   103.795      103.289           6.435
30 NOV 91                4.863   104.248      103.617           6.033
31 DEC 91                4.341   104.789      104.221           5.301
31 JAN 92                4.111   105.028      104.461           5.011
28 FEB 92                4.246   104.888      104.357           5.136
31 MAR 92                4.603   104.515      104.044           5.513
30 APR 92                4.263   104.869      104.392           5.093
31 MAY 92                4.161   104.976      104.619           4.821
30 JUN 92                4.141   104.995      104.669           4.761
31 JUL 92                3.572   105.591      105.135           4.202
31 AUG 92                3.445   105.753      105.256           4.085
30 SEP 92                3.154   106.053      105.419           3.884
31 OCT 92                3.267   105.933      105.231           4.107
30 NOV 92                3.643   105.278      105.818           4.553
31 DEC 92                3.678   105.428      106.008           4.548
31 JAN 93                3.462   105.618      105.988           4.542
28 FEB 93                 3.36   105.768      106.378             4.2
31 MAR 93                  3.3   106.213      106.893            4.07
30 APR 93                3.212   105.836      106.416           4.082
31 MAY 93                3.344   105.573      106.223           4.114
30 JUN 93                3.507   105.638      106.008           4.227
31 JUL 93                3.439   105.548      106.198           4.239
31 AUG 93                3.415   105.468      106.468           4.195
30 SEP 93                3.327   105.863      106.503           4.137
31 OCT 93                3.362   105.648      106.288           4.182
30 NOV 93                3.541   105.548      106.208           4.381
31 DEC 93                3.575   105.448      106.148           4.325
31 JAN 94                 3.38    96.883       103.20            4.54
28 FEB 94                 3.83    96.484       102.30            5.11
31 MAR 94                 4.30    96.021       102.07            5.60
30 APR 94                 4.83    95.076       101.07            6.46
31 MAY 94                 5.08    94.849       100.30            6.77
30 JUN 94                 5.20    94.757       100.21            6.97


                                      2-B

31 JUL 94                 5.04    95.352       100.21            6.90
31 AUG 94                 5.25    94.794       100.25            7.00
30 SEP 94                 5.62    94.494       100.01            7.60
31 OCT 94                 5.81    94.324        99.25            7.81
30 NOV 94                 6.47     93.71        98.30            8.59
31 DEC 94                 6.73     93.55        98.30            8.80

                                      3-B

                     ADJUSTABLE RATE GOVERNMENT AGENCY FUND
                                   APPENDIX C

                                    GLOSSARY

MORTGAGE-BACKED SECURITIES

GUARANTEED MORTGAGE PASS-THROUGHS:

          Securities which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed by the United States government or one of its agencies or instrumentalities.

            * Ginnie Mae Certificates are guaranteed by the full faith and credit of the United States government for timely payment of principal and interest on the certificates.

            * Fannie Mae Certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates.

            * Freddie Mac Certificates are guaranteed by FHLMC, a corporate instrumentality of the United States government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

ALL GUARANTEED MORTGAGE PASS-THROUGHS ARE CONSIDERED TO BE OF THE SAME OR HIGHER CREDIT QUALITY AS PRIVATELY-ISSUED SECURITIES RATED AAA.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):

          Multiclass securities that are issued by the United States government and are collateralized by mortgage loans or mortgage pass-throughs. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-throughs.

            * Payments of principal and interest on collateral of mortgage assets and any reinvestment income thereon, provide the funds to pay debt service on the CMOs.

ALL CMOS INCLUDED AS ASSETS OF THE FUND WILL BE ISSUED BY FANNIE MAE OR FREDDIE MAC.

                                      1-C

  STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):

          Securities which are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the interest only class) while the other class will receive all of the principal (the principal only class).

ALL SMBS INCLUDED AS ASSETS OF THE FUND WILL BE ISSUED BY FANNIE MAE OR FREDDIE MAC.

CMO RESIDUALS:

          CMO Residuals, other than REMIC Residuals, are essentially (i) the spread between the higher interest rates on the mortgage collateral (e.g., Freddie Mac Certificates) and the lower interest rates on the CMO classes and to a lesser extent, (ii) the reinvestment income earned by investing the monthly mortgage cash flows between CMO payment dates.

ALL CMO RESIDUALS INCLUDED AS ASSETS OF THE FUND WILL BE ISSUED BY FANNIE MAE OR FREDDIE MAC.

                                      2-C

                             MUNICIPAL INCOME FUND
                                  APPENDIX D

                       APPENDIX D GOVERNMENT INCOME FUND
                                   APPENDIX E
                          YIELDS OF MONEY MARKET FUNDS
                 AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX

          The following table compares average monthly yields of money market funds (other than tax-free money funds) tracked by Donoghue's Money Fund Report with monthly yields from the Lehman Brothers Government Bond Index for the periods indicated. The Lehman Brothers Government Bond Index is a market value index of fixed rate U.S. Treasury and agency securities with more than one year remaining to maturity. As of December 31, 1994, the effective duration of the index was 4. years.

     DONOGHUE'S
 ALL TAXABLE INDEX*     GOVERNMENT SECURITIES
        DATE          AVERAGE MONTHLY YIELD (%)  INDEX MONTHLY YIELD (%)
--------------------  -------------------------  -----------------------

01/31/84                                   8.80                    11.00
02/29/84                                   8.72                    11.37
03/31/84                                   8.91                    11.95
04/30/84                                   9.29                    12.21
05/31/84                                   9.52                    13.32
06/30/84                                   9.92                    13.39
07/31/84                                  10.30                    12.69
08/31/84                                  10.58                    12.59
09/30/84                                  10.62                    12.27
10/31/84                                  10.16                    11.39
11/30/84                                   9.34                    11.02
12/31/84                                   8.55                    10.78
01/31/85                                   8.00                    10.53
02/28/85                                   7.80                    11.25
03/31/85                                   7.97                    11.01
04/30/85                                   7.97                    10.63
05/31/85                                   7.71                     9.62
06/30/85                                   7.21                     9.53
07/31/85                                   7.03                     9.85
08/31/85                                   7.08                     9.65
09/30/85                                   7.10                     9.70
10/31/85                                   7.15                     9.47
11/30/85                                   7.21                     9.14
12/31/85                                   7.23                     8.65
01/31/86                                   7.15                     8.67
02/28/86                                   7.11                     8.11
03/31/86                                   6.96                     7.41
04/30/86                                   6.58                     7.39
05/31/86                                   6.22                     8.00
06/30/86                                   6.18                     7.45
07/31/86                                   6.02                     7.31


                                      1-E

08/31/86                                   5.74                     6.74
09/30/86                                   5.34                     7.21
10/31/86                                   5.22                     7.01
11/30/86                                   5.21                     6.90
12/31/86                                   5.45                     7.05

                                      2-E

                DONOGHUE'S
            ALL TAXABLE INDEX*                GOVERNMENT SECURITIES
                   DATE         AVERAGE MONTHLY YIELD (%) INDEX MONTHLY YIELD (%)
            ------------------  -------------------------------------------------
01/31/87                  5.50  6.94
02/28/87                  5.32  6.94
03/31/87                  5.39  7.20
04/30/87                  5.49  7.94
05/31/87                  5.79  8.21
06/30/87                  6.01  8.07
07/31/87                  6.02  8.20
08/31/87                  6.00  8.52
09/30/87                  6.22  9.18
10/31/87                  6.57  8.42
11/30/87                  6.45  8.47
12/31/87                  6.59  8.41
01/31/88                  6.50  7.83
02/29/88                  6.17  7.72
03/31/88                  6.05  8.08
04/30/88                  6.10  8.35
05/31/88                  6.26  8.75
06/30/88                  6.54  8.48
07/31/88                  6.81  8.81
08/31/88                  7.14  9.05
09/30/88                  7.42  8.73
10/31/88                  7.51  8.52
11/30/88                  7.66  9.02
12/31/88                  8.08  9.22
01/31/89                  8.36  9.14
02/28/89                  8.49  9.52
03/31/89                  8.92  9.63
04/30/89                  9.16  9.23
05/31/89                  9.14  8.84
06/30/89                  8.93  8.23
07/31/89                  8.65  7.83
08/31/89                  8.32  8.45
09/30/89                  8.26  8.51
10/31/89                  8.19  8.05
11/30/89                  8.00  7.95
12/31/89                  7.93  8.07
01/31/90                  7.75  8.49
02/28/90                  7.65  8.58
03/31/90                  7.66  8.78
04/30/90                  7.68  9.11
05/31/90                  7.68  8.66
06/30/90                  7.67  8.46
07/31/90                  7.62  8.25
08/31/90                  7.50  8.60
09/30/90                  7.47  8.55
10/31/90                  7.45  8.32
11/30/90                  7.33  8.04
12/31/90                  7.23  7.81

                                      3-E

                DONOGHUE'S
            ALL TAXABLE INDEX*                GOVERNMENT SECURITIES
                   DATE         AVERAGE MONTHLY YIELD (%)  INDEX MONTHLY YIELD (%)
            ------------------
                                --------------------------------------------------
01/31/91                  6.89  7.68
02/28/91                  6.41  7.68
03/31/91                  6.09  7.71
04/30/91                  5.84  7.57
05/31/91                  5.58  7.62
06/30/91                  5.49  7.78
07/31/91                  5.47  7.64
08/31/91                  5.36  7.26
09/30/91                  5.21  6.93
10/31/91                  5.03  6.76
11/30/91                  4.78  6.60
12/31/91                  4.58  6.02
01/31/92                  4.13  6.44
02/29/92                  3.81  6.54
03/31/92                  3.73  6.81
04/30/92                  3.65  6.71
05/31/92                  3.51  6.47
06/30/92                  3.44  6.20
07/31/92                  3.22  5.79
08/31/92                  3.05  5.66
09/30/92                  2.91  5.41
10/31/92                  2.77  5.90
11/30/92                  2.75  6.16
12/31/92                  2.83  5.93
01/31/93                  2.81  5.57
02/28/93                  2.72  5.28
03/31/93                  2.68  5.29
04/30/93                  2.65  5.20
05/31/93                  2.60  5.44
06/30/93                  2.63  5.15
07/31/93                  2.64  5.19
08/31/93                  2.65  4.88
09/30/93                  2.66  4.88
10/31/93                  2.65  4.93
11/30/93                  2.67  5.21
12/31/93                  2.72  5.22
1/31/94                   2.70  5.04
2/28/94                   2.75  5.60
3/31/94                   2.87  6.15
4/30/94                   3.06  6.53
5/31/94                   3.36  6.71
6/30/94                   3.62  6.87
7/31/94                   3.77  6.64
8/31/94                   3.96  6.75
9/30/94                   4.17  7.19

                                      4-E

10/31/94    4.33  7.37
11/30/94    4.63  7.73
12/31/94    5.04  7.84


 *IBC/Donoghue's Money Fund Averagef/All Taxable Index, as reported in the
                                   -
IBC/Donoghue's Money Fund Report(R).  The IBC/Donoghue's Money Fund Averagef
                                                                           -
data is computed net of fees.

                                      5-E

                                GLOBAL INCOME FUND
                                   APPENDIX F
                          DESCRIPTION OF BOND RATINGS

                        Moody's Investors Service, Inc.
                        -------------------------------

 Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                        Standard & Poor's Ratings Group
                        -------------------------------

 AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

          Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial Paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper

                                      1-F
rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                         Fitch Investors Service, Inc.
                         -----------------------------

Investment Grade Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                                 Duff & Phelps
                                 -------------

Commercial Paper/Certificates of Deposits
Category 1:  Top Grade

Duff 1 plus:         Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

 Duff 1:             Very high certainty of timely payment.  Liquidity factors
are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

                     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                      2-F

                               GLOBAL INCOME FUND
                                   APPENDIX G

          This Appendix provides certain information concerning the average performance of various types of bonds over specified periods of time. However, the composition of these bond averages and the characteristics of these bonds are not identical to, and may be very different from, those of the Fund's portfolio. These averages are unmanaged and the items included in these averages may not be identical to those in the formulas used by the Fund to calculate its performance figures. Past performance is not an indication of future performance.

                      CREDIT RATINGS FOR GOVERNMENT BONDS
                      -----------------------------------


          The following table shows the credit rating assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group to the government bonds of various countries.


Country                   Moody's  S & P
------------------------  -------  -----

           USA            Aaa      AAA
           Japan          Aaa      AAA
           Germany        Aaa      AAA
           Italy          A1       AA
           France         Aaa      AAA
           UK             Aaa      AAA
           Canada         Aa1      AA+
           Belgium        Aa1      AA+
           Denmark        Aa1      AA+
           Sweden         Aa1      AA+
           Switzerland    Aaa      AAA
           Netherlands    Aaa      AAA
           Spain          Aa2      AA
           Australia      Aa2      AA

     Certain governments listed above carry an implied rating by Moody's and/or S&P. Information is as of February, 1995 for Moody's and as of February, 1995 for S&P.

                                      1-G

                  BEST AND WORST PERFORMING MARKETS 1975-1994*
          ANNUAL RETURNS ON 10-YEAR GOVERNMENT BONDS--US DOLLAR TERMS


     The following table indicates that, during the period from 1975 to 1994, investing in 10 year U.S. Government bonds produced the best U.S. dollar returns, relative to the performance of the 10-year government bonds of seven major foreign countries, in only three out of nineteen years. Returns in U.S. dollar terms were derived by calculating the market value in U.S. dollars of appropriate 10-year government bonds, using bond price and foreign exchange rate data.



Worst Performance   Best Performance   USA Performance
-----------------  ------------------  ----------------

             1975  Canada                          2.8%  France       17.4%    9.3%
             1976  UK                             -6.4%  Germany      33.0%   14.8%
             1977  Canada                         -1.2%  UK           59.9%    2.4%
             1978  Canada                         -4.6%  France       33.9%    1.7%
             1979  Japan                         -25.2%  UK           16.9%    1.9%
             1980  Germany                       -10.8%  UK           29.0%    0.1%
             1981  UK                            -17.4%  USA           5.5%    5.5%
             1982  France                          2.2%  USA          33.9%   33.9%
             1983  Netherlands                   -11.6%  Japan        12.6%    2.8%
             1984  UK                            -12.6%  USA          14.3%   14.3%
             1985  Australia                     -11.8%  France       56.5%   27.8%
             1986  UK                             14.3%  Netherlands  41.7%   19.6%
             1987  USA                            -3.3%  UK           48.2%   -3.3%
             1988  Germany                        -7.0%  Australia    33.4%    6.4%
             1989  Japan                         -13.9%  Canada       16.8%   16.3%
             1990  Japan                           4.7%  UK           35.2%    6.8%
             1991  Netherlands                    10.4%  Australia    24.2%   17.0%
             1992  Italy                          -3.2%  Japan        11.8%    6.6%
             1993  Netherlands                     9.3%  Japan        27.9%   12.3%
             1994  Canada                        -12.9%  Japan         7.5%  -7.12%
---------------------

* Based on data for the United States and seven major countries.

Source:  Salomon Brothers

                                      2-G

           YIELD OF 5-YEAR GOVERNMENT BONDS AS OF SEPTEMBER 30, 1994


Country                     Yield
--------------------------  ------

          Italy             11.70%
          Spain             11.02
          Australia          9.67
          United Kingdom     8.64
          Canada             8.35
          France             7.68
          United States      7.28
          Germany            7.12
          Japan              3.89

Source: Bloomberg L.P., September 30, 1994. Yields are quoted in the currency of the country of origin. The chart is not intended to represent the future performance of any of the listed securities or the Goldman Sachs Global Income Fund. This chart is for illustrative purposes only and does not represent either the Fund's portfolio composition, the types of securities in the Fund or the Fund's performance. Please note that the Fund may invest in government securities as well as other high-quality, fixed-income securities.


            COMPOSITION OF GLOBAL GOVERNMENT BOND MARKET BY COUNTRY

Country                     Percentage
--------------------------  -----------

          United States           41.8%
          Japan                   17.0
          Germany                 10.2
          Italy                    6.5
          France                   5.7
          United Kingdom           4.7
          Canada                   2.9
          Netherlands              2.8
          Belgium                  2.8
          Spain                    1.9
          Denmark                  1.6
          Sweden                   1.2
          Australia                0.9

Source: J.P. Morgan Government Bond Index monitor, September 1994. Data includes government bonds from countries indicated, excluding index-lined and tax rebate bonds for Australia, provincial for Canada, index-linked perpetuals, FELINs, FRNs and ORTs for France; Schuldscheine for Germany; CCTs and CTE for Italy; private placements and five year discounts for Japan; perpetuals and private placements for the Netherlands; irredeemables and index-linked for the U.K. and flower

                                      3-G
bonds, STRIPS, and foreign targeted issues for the U.S. Past performance is not indicative of future results. This chart is for illustrative purposes only, and is not meant to represent the allocation of investments in the Goldman Sachs Global Income Fund.

                                      4-G

                                   APPENDIX H



BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.


                                      1-H

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $54 billion and partners capital and subordinated liabilities of over $4.5 billion as of November 25, 1994.

 .    Thirty-one offices worldwide where professionals focus on identifying financial opportunities (includes a staff of 1,100 in London, 650 in Tokyo, 150 in Hong Kong and 4,000 in 11 offices throughout the U.S.).

 .    An equity research budget of $120 million for 1995.

 .    Premier lead manager of negotiated municipal bond offerings over the past five years (1989-1994), aggregating $114 billion.

 .    The number one lead manager of U.S. common stock offerings for the past six years (1989-1994), with 18% of the total dollar volume.*



* According to Securities Data Corporation.  Ranking
  ----------------------------------------
 excludes REITS, Trusts, Rights and Closed-end Fund Offerings.


                                      2-H

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865    End of Civil War

1869    Marcus Goldman opens Goldman Sachs for business

1890    Dow Jones Industrial Average first published

1896    Goldman Sachs joins New York Stock Exchange

                              1906                                 Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

                                                                   Dow Jones Industrial Average tops 100

                              1925                                 Goldman Sachs finances Warner Brothers, producer of the first talking film

                              1956                                 Goldman Sachs co-manages Ford's public offering, the largest to date

                              1972                                 Dow Jones Industrial Average breaks 1000

                              1986                                 Goldman Sachs takes Microsoft public

                              1990                                 Goldman Sachs provides advisory services for the largest
                                                                   privatization in the region of the sale of Telefonos de Mexico

                              1992                                 Dow Jones Industrial Average breaks 3000

                              1993                                 Goldman Sachs is lead manager in taking Allstate public, the largest equity offering to date ($2.4 billion)

                              1995                                 Dow Jones Industrial Average breaks 4000

                                      3-H

                                     PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Financial Statements

Included in the Prospectus:


     Financial Highlights for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the periods ended October 31, 1995 (audited).

     Financial Highlights for the GS Adjustable Rate Government Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the periods ended October 31, 1995 (audited).

Incorporated by Reference in the Statement of Additional Infor-mation:

     Report of Independent Public Accountants.

     Statement of Investments for the GS Adjustable Rate Govern ment Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund as of October 31, 1995 Statement of Investments for the GS Adjustable Rate Govern ment Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund as of October 31, 1995 (audited).

     Statement of Assets and Liabilities for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund as of October 31, 1995 (audited).

     Statement of Assets and Liabilities for the GS Adjustable Rate Government Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund as of October 31, 1995 (audited).

     Statement of Operations for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and

     Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1995 (audited).

     Statement of Operations for the GS Adjustable Rate Govern ment Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1995 (audited).

    Statements of Changes in Net Assets for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1995 (audited).

    Statements of Changes in Net Assets for the GS Adjustable Rate Government Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1995 (audited).

     Financial Highlights for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the periods ended October 31, 1995 (audited).

     Financial Highlights for the GS Adjustable Rate Government Agency Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the periods ended October 31, 1995 (audited).

     Notes to Financial Statements.

(b) Exhibits

The following exhibits are incorporated herein by reference to Registrant's Registration Statement on form N-1A as initially filed (Reference A), to Post-Effective Amendment No. 1 to such Registration Statement (Reference C), or to Post-Effective Amendment No. 2 to such Registration Statement (Reference D), or to Post-Effective Amendment No. 4 to such Registration Statement (Reference F), or to Post-Effective Amendment No. 12 to such Registration Statement (Reference
M),
or to Post-Effective Amendment No. 16 to such Registration Statement (Reference
Q) or to Post-Effective Amendment No. 17 to such Registration Statement (Reference R), or to Post-Effective Amendment No. 19 to such Registration Statement (Reference T), or to Post-Effective Amendment No. 20 to such Registration Statement (Reference U), or to Post-Effective Amendment No. 21 to such Registration Statement (Reference V), or to Post-Effective Amendment No. 24 to such Registration Statement (Reference Y), or to Post-Effective Amendment No. 25 to such Registration Statement (Reference Z).

     1(a). Amendment No. 2 to the Agreement and Declaration of Trust of the Registrant. (Reference B)
            Government Agency Fund and Goldman, Sachs & Co.  (Reference P)

     8(b). Form of Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company. (Reference B)

     8(c). Fee schedule relating to the Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference C)

     8(d). Form of Letter Agreement between Registrant and State Street Bank and Trust pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Reference C)


     8(g). Form of Amendment dated August, 1989 to the Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company relating to the indemnification of The Northern Trust Company. (Reference D)

     10.    Opinion of Counsel (filed with 24f-2)

     13.    Subscription Agreement with Goldman, Sachs & Co.   (Reference B)




     15(f). Distribution Plan Pursuant to Rule 12b-1 for GS Adjustable Rate
            Government Agency Fund-Class A Shares.  (Reference Y)

     17(b). Fee schedule relating to the Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference B)

     18. Form of Plan entered into by Registrant pursuant to Rule 18f-3 (Reference Z).

The following exhibits are filed herewith electronically pursuant to EDGAR rules:

     1(b). Amendment to the Agreement and Declaration of Trust of the Registrant. (Reference G)

     1(c). Amended and Restated Agreement and Declaration of Trust.
           (Reference I).

     1(d). Amendment to the Amended and Restated Declaration of Trust of the Registrant dated August 19, 1992. (Reference K)

     1(e). Amendment to Amended and Restated Agreement and Declaration of
           Trust. (Reference L)

     1(f). Amendment to the Amended and Restated Agreement and Declaration of Trust (Reference S)

     2.    By-law of the Registrant.  (Reference B)

     5(a). Advisory Agreement between Registrant on behalf of GS Short-Term
           Government Agency Fund and Goldman, Sachs & Co.  (Reference P)

     5(b). Advisory Agreement between Registrant on behalf of Goldman Sachs
           Global Income Fund and Goldman Sachs Asset Management.
           (Reference P)

     5(c). Subadvisory Agreement between Registrant on behalf of Goldman
           Sachs Global Income Fund and Goldman Sachs Asset Management International Limited. (Reference P)

     5(d). Advisory Agreement between Registrant on behalf of GS Adjustable
           Rate Government Agency Fund and Goldman Sachs Asset Management. (Reference P)

     5(e). Advisory Agreement between Registrant on behalf of GS Short
           Duration Tax-Free Fund and Goldman, Sachs & Co.  (Reference P)

     5(g). Advisory Agreement between Registrant on behalf of Goldman Sachs
           Government Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(i). Advisory Agreement between Registrant on behalf of Goldman Sachs
           Municipal Income Fund and Goldman Sachs Asset Management.
           (Reference P)

     5(h). Administration Agreement between the Registrant on behalf of
           Goldman Sachs Municipal Income Fund and Goldman Sachs Asset
           Management.   (Reference P)

     5(k). Administration Agreement between Registrant on behalf of Goldman
           Sachs Global Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(m). Administration Agreement between Registrant on behalf of Goldman
           Sachs Government Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(n). Advisory Agreement between Registrant on behalf of GS Core Fixed
           Income Fund and Goldman Sachs Asset Management.  (Reference T)

     6(a). Distribution Agreement between Registrant and Goldman, Sachs & Co.
           (Reference P)

     8(a). Custodian Agreement between Registrant and State Street Bank and
           Trust Company.   (Reference P)

    10(a). Opinion of Counsel (Filed with 24e-2)

    11.    Consent of Arthur Andersen

    15(a). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
           Municipal Income Fund. (Reference P)

    15(c). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
           Government Income Fund (Reference O)

    15(d). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Global
           Income Fund. (Reference O)

    15(h). Administration Plan and Service Plan of the Trust.  (Reference X)

    17(a). Transfer Agency Agreement between Registrant and Goldman, Sachs &
           Co.  (Reference P)

    17(c). Power of Attorney of Ms. Beck. (Reference N)

    17(d). Powers of Attorney of Messrs. Armellino, Bakhru, Mayo, Nagel,
           Shuch, Smart, Springer, Strubel, Gilman, Hopkins, Mosior, Richman, Mmes. Mucker and Taylor. (Reference O)

    17(e). Power of Attorney Messr. Ford. (Reference W)


    27     Financial Data Schedule

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
         -------------------------------------------------------------

Not Applicable.

 ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
           -------------------------------

                                             Number of
Title of Class                               Record Holders
---------------------------                  --------------

GS Short-Term Government Agency Fund           216
Institutional Shares

GS Short-Term Government Agency Fund             0
Administration Shares

GS Short-Term Government Agency Fund             0
Service Shares

GS Adjustable Rate Government Agency Fund      554
Institutional Shares

GS Adjustable Rate Government Agency Fund       14
Administration Shares

GS Adjustable Rate Government Agency Fund        0
Service Shares

GS Adjustable Rate Government Agency Fund      317
Class A Shares

GS Short Duration Tax-Free Fund                176
Institutional Shares

GS Short Duration Tax-Free Fund                  1
Administration Shares

GS Short Duration Tax-Free Fund                 54
Service Shares

GS Core Fixed Income Fund                       27
Institutional Shares

GS Core Fixed Income Fund                        0
Administration Shares

GS Core Fixed Income Fund                        0
Service Shares

Goldman Sachs Global Income Fund                 3
Institutional Shares

Goldman Sachs Global Income Fund                 0
Service Shares

Goldman Sachs Global Income Fund             2,697
Class A Shares

Class B Shares                                   0

Goldman Sachs Government Income Fund           675
Class A Shares

Class B Shares                                   0

Goldman Sachs Municipal Income Fund          1,703
Class A Shares

Class B Shares                                   0

(Information supplied as of December 21, 1995)


ITEM 27. INDEMNIFICATION
         ---------------
Article VI of the Registrant's Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant's trustees and officers under certain circumstances. A copy of each Amended and Restated Agreement and Declaration of Trust is filed as Exhibit 1(f) in Post Effective Amendment No. 7 (Reference I).

Paragraph 7 of the Advisory Agreement dated March 28, 1988 between the Registrant on behalf of GS Short-Term Government Agency Fund and Goldman, Sachs & Co., paragraph 7 of the Advisory Agreement dated as of July 15, 1991 between the Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management, paragraph 7 of the Advisory Agreement dated as of July 15, 1991 between GS Adjustable Rate Government Agency Fund and Goldman Sachs Asset Management, and paragraph 7 of the Advisory Agreement dated September 25, 1992 between the Registrant on behalf of GS Short Duration Tax-Free Fund and Goldman Sachs & Co., paragraph 7 of the Advisory Agreement dated November 23, 1993 between the Registrant on behalf of GS Government Agency Portfolio and Goldman, Sachs & Co., paragraph 7 of the Advisory Agreement dated February 1, 1993 between the Registrant on behalf of each of GS Adjustable Rate Mortgage Fund and Goldman Sachs Government Income Fund and Goldman Sachs Asset Management, and paragraph 7 of the Advisory Agreement dated July 16, 1993 between the Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset Management and paragraph 7 of the Advisory Agreement between the Registrant on behalf of GS Core Fixed Income Fund and Goldman Sachs Asset Management and paragraph 7 of the Advisory Agreement dated October 27, 1993 between the registrant on behalf of each of Goldman Sachs California Municipal

Income Fund and Goldman Sachs New York Municipal Income Fund and Goldman Sachs Asset Management, provide for indemnification of Goldman, Sachs & Co., Goldman Sachs Asset Management or, in lieu thereof, contribution by the Registrant under certain circumstances. Copies of such Agreements were filed as Exhibits 5(a),
(b), (d), (e), (f), (g), (h), (i), (n), (o), and (p), respectively, to
Registrant's Registration Statement.

Section XI of the Distribution Agreement and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated July 15, 1991 each provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements were filed as Exhibits 6(a) and 17(a), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Paragon Portfolio, Trust for Credit Unions, The Benchmark Funds and the Pilot Funds and Goldman, Sachs & Co. insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and partners of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which are hereby incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

(a). Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Goldman Money Market Trust, Trust for Credit Unions and for shares of Paragon Treasury Money Market Fund, Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Benchmark Funds, Paragon Portfolio and The Commerce Funds.

(b). Set forth below is certain information pertaining to the general partners of Goldman, Sachs & Co., Registrant's principal underwriter. Each of the following persons is a general partner of Goldman, Sachs & Co. and, except for Messr. Shuch, does not hold a position with Registrant. Messrs. Shuch and Ford are Trustees of Registrant.

                         GOLDMAN SACHS GENERAL PARTNERS


     Name and Principal                 Name and Principal
     Business Address                   Business Address
     ----------------                   ----------------

     Jon Corzine, Chairman (1)(2)
     Roy J. Zuckerberg (1)(2)           Hideo Ishihara (10)
     David M. Silfen (1)(2)             Oki Matsumoto Inc. (2)
                                        Richard M. Hayden (2)
     Robert J. Hurst (2)                Armen A. Avanessians (2)
     Paul M. Achleitner (7)             Howard C. Katz (2)
     Joel S. Beckman (2)                Peter K. Barker (9)
     Eric S. Dobkin (2)                 David W. Blood (7)
     Willard J. Overlock, Jr. (2)       Henry M. Paulson, Jr.(1)(2)
     Jonathan L. Cohen (2)              Zachariah Cobrinik (7)
     Frederic B. Garonzik (7)           Kevin W. Kennedy (2)
     William C. Landreth (11)           Daniel M. Neidich (2)
     Gary D. Cohn (7)                   Edward Spiegel (2)
     Fischer Black (5)                  Christopher A. Cole (2)
     Robert F. Cummings, Jr. (2)        Henry Cornell (13)
     Angelo De Caro (7)                 Robert V. Delaney (2)
     Steven G. Einhorn (2)              Joseph DellaRosa (2)
     J. Michael Evans (7)               David B. Ford (2)
     David M. Leuschen (2)              Lawton W. Fitt (2)
     Michael R. Lynch (2)               Michael D. McCarthy (2)
     Donald C. Opatrny, Jr. (7)         Joseph D. Gatto (2)
     Peter C. Gerhard (2)               Thomas E. Tuft (2)
     Robert J. Katz (2)                 Michael P. Mortara (2)
     Nomi P. Ghez (2)                   Lloyd C. Blankfein (2)
     David T. Hamamoto (2)              John P. Curtin, Jr. (2)
     Gavyn Davies (7)                   Dexter D. Earle (2)
     John Ehara (10)                    Christopher Flowers (2)
     Gary Gensler (2)                   Walter H. Haydock (15)
     Charles T. Harris, III (2)         Thomas J. Healey (2)
     Stephen Hendel (2)                 Robert E. Higgins (2)
     Ernest S. Liu (2)                  David L. Henle (2)
     Eff W. Martin (11)                 Charles B. Mayer, Jr. (2)
     Michael J. O'Brien (7)             Mark Schwartz (2)
     Stephen M. Semlitz (2)             Robert K. Steel (7)
     Francis J. Ingrassia (2)           John A. Thain (1)(2)
     John L. Thornton (7)               Scott B. Kapnick (7)
     Bracebridge H. Young, Jr. (10)     Joseph R. Zimmel (2)
     Barry L. Zubrow (2)                Gary L. Zwerling (2)
     Jon R. Aisbitt (7)                 Andrew M. Alper (2)
     William J. Buckley (2)             Frank L. Coulson, Jr. (2)

     Connie Duckworth (8)               Richard A. Friedman (2)
     Alan R. Gillespie (7)              John H. Gleberman (2)
     Jacob D. Goldfield (2)             Steven M. Heller (2)
     Ann F. Kaplan (2)                  Robert S. Kaplan (10)
     Peter D. Kiernan, III (2)          Kevin M. Kelly (2)
     T. Willem Mesdag (7)               Gaetano J. Muzio (2)
     Robin Neustein (2)                 Timothy J. O'Neill (2)
     Scott M. Pinkus (2)                John J. Powers (2)
     Stephen D. Quinn (2)               Arthur J. Reimers,III (7)
     James P. Riley, Jr. (2)            Richard A. Sapp (7)

     John C. Keinert (2)                Donald F. Textor (2)
     Thomas B. Walker, III (2)          Patrick J. Ward (10)
     Jeffrey M. Weingarten (7)          Jon Winkelried (2)
     Richard E. Witten (2)              Gregory K. Palm (7)
     Carlos A. Cordeiro (7)             John O. Downing (7)
     W. Mark Evans (7)                  Michael D. Fascitelli (2)
     Sylvain M. Hefes (7)               Reuben Jeffrey, III (2)
     Lawrence H. Linden (2)             Jun Makihara (9)
     Masanori Mochida (10)              Robert B. Morris,III (11)
     Philip D. Murphy (14)              Suzanne M. Johnson (9)
     Terence M. O'Toole (2)             Carl G.E. Palmstierna (7)
     Michael G. Rantz (2)               J. David Rogers (10)
     Joseph Sassoon (7)                 Peter Savitz (10)
     Charles B. Seelig, Jr. (2)         Ralph F. Severson (11)
     Gene T. Sykes (9)                  Gary A. Syman (10)
     Leslie C. Tortora (2)              John L. Townsend, III (2)
     Lee G. Vance (7)                   David A. Viniar (2)
     John S. Weinberg (2)               Peter A. Weinberg (2)
     Laurence M. Weiss (2)              George W. Wellde, Jr. (2)
     Jaime E. Yordan (2)                Sharmin Mossavar-
     Jonathan L. Kolatch (2)            Rahmani (5)
     Peter S. Kraus (2)                 Robert Litterman (2)
     Jonathan M. Lopatin (2)            Thomas J. Macirowski (2)
     Peter G. Mallinson (13)            Oki Matsumoto (10)
     E. Scott Mead (7)                  Eric M. Mindich (2)
     Steven T. Mnuchin (2)              Thomas K. Montag (2)
     Edward A. Mule (2)                 Kipp M. Nelson (7)
     Christopher K. Norton (14)         Robert J. O'Shea (2)
     Wiet H. Pot (7)                    Jack L. Salzman (2)
     Eric S. Schwartz (2)               Michael F. Schwerin (2)
     Richard S. Sharp (7)               Richard G. Sherlund (2)
     Michael S. Sherwood (7)            Cody J. Smith (2)
     Daniel W. Stanton (2)              Esta E. Stecher (2)
     Frederic E. Steck (11)             Byron D. Trott (8)
     Barry S. Volpert (2)               Peter S. Wheeler (13)
     Anthony G. Williams (7)            Gary W. Williams (2)
     Tracy R. Wolstencroft (4)          Danny O. Yee (13)

     Michael J. Zamkow (2)              Mark A. Zurack (2)


(1)  Executive Committee
(2)  85 Broad Street, New York, NY  10004
(3)  Mellon Bank Center, 1735 Market Street, 26th Floor,
     Philadelphia, PA 19103
(4)  100 Crescent Court, Suite 1000, Dallas, TX 75201
(5)  One New York Plaza, New York, NY 10004
(6)  1000 Louisiana Street, Suite 550, Houston, TX 77002
(7)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,
     England
(8)  4900 Sears Tower, Chicago, IL 60606
(9)  333 South Grand Avenue, Suite 1900, Los Angeles, CA 90071
(10) ARK Mori Bldg.,10th Floor, 12-32 Akasaka, 1-chome, Minato-ku, Tokyo 107, Japan
(11) 555 California Street, 31st Floor, San Francisco, CA 94104
(12) Exchange Place, 53 State Street, 13th Floor, Boston, MA
     02109
(13) Asia Pacific Finance Tower, 35th Floor, Citibank Plaza, 3 Garden Road, Hong Kong
(14) Finanz GmbH, MesseTurm, 60308 Frankfurt am Main 1, Germany
(15) Munsterhof 4, 8022, Zurich, Switzerland

 (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Amended and Restated Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES
         -------------------

The Custodian Agreement between State Street Bank and Trust Company and Registrant provides for State Street Bank and Trust Company to act as custodian and to maintain certain accounting records for Registrant. Remuneration is based on a minimum fixed dollar charge per annum and the Funds' average daily net assets (such remuneration being subject to adjustment on the basis of the amount of the Funds' uninvested cash) and on the number of portfolio transactions. Such Agreement together with the related letter and other agreements and amendments pertaining thereto, referred to under Item 24(b) are hereby incorporated by reference.

ITEM 32.

(c) The Funds Annual Reports contain performance information and are available to any recipient of the Prospectuses upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 28th day of December, 1995.


                                     GOLDMAN SACHS TRUST


                                     By: Michael J. Richman
                                         -----------------------------
                                         Michael J. Richman
                                         Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         NAME                      TITLE                DATE
         ----                      -----                ----

        *                 President and Trustee  December 28, 1995
------------------------
 Marcia L. Beck

        *                 Principal Accounting   December 28, 1995
------------------------  Officer And Principal
 Scott M. Gilman          Financial Officer


        *                 Trustee                December 28, 1995
------------------------
 David B. Ford

        *                 Trustee                December 28, 1995
------------------------
 Ashok N. Bakhru

        *                 Trustee                December 28, 1995
------------------------
 Paul C. Nagel, Jr.

        *                 Trustee                December 28, 1995
------------------------
 Alan A. Shuch

        *                 Trustee                December 28, 1995
------------------------
 Jackson W. Smart, Jr.

        *                 Trustee                December 28, 1995
------------------------
William H. Springer

        *                 Trustee                December 28, 1995
------------------------
 Richard P. Strubel



*By: Michael J. Richman                          December 28, 1995
    -----------------------
     Michael J. Richman
     Attorney-In-Fact


* Pursuant to a power of attorney previously filed.

                               INDEX TO EXHIBITS
                               -----------------



Page
----

     1(b). Amendment to the Agreement and Declaration of Trust of the Registrant. (Reference G)

     1(c).  Amended and Restated Agreement and Declaration of Trust.
            (Reference I).

     1(d). Amendment to the Amended and Restated Declaration of Trust of the Registrant dated August 19, 1992. (Reference K)

     1(e). Amendment to Amended and Restated Agreement and Declaration of Trust. (Reference L)

     1(f). Amendment to the Amended and Restated Agreement and Declaration of Trust (Reference S)

     2.     By-law of the Registrant.  (Reference B)

     5(a). Advisory Agreement between Registrant on behalf of GS Short-Term Government Agency Fund and Goldman, Sachs & Co. (Reference P)

     5(b). Advisory Agreement between Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(c). Subadvisory Agreement between Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management International Limited. (Reference P)

     5(d). Advisory Agreement between Registrant on behalf of GS Adjustable Rate Government Agency Fund and Goldman Sachs Asset Management. (Reference P)

     5(e). Advisory Agreement between Registrant on behalf of GS Short Duration Tax-Free Fund and Goldman, Sachs & Co. (Reference P)

     5(g). Advisory Agreement between Registrant on behalf of Goldman Sachs Government Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(i). Advisory Agreement between Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(h). Administration Agreement between the Registrant on behalf of Goldman Sachs Municipal Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(k). Administration Agreement between Registrant on behalf of Goldman Sachs Global Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(m). Administration Agreement between Registrant on behalf of Goldman Sachs Government Income Fund and Goldman Sachs Asset Management. (Reference P)

     5(n). Advisory Agreement between Registrant on behalf of GS Core Fixed Income Fund and Goldman Sachs Asset Management. (Reference T)

     6(a). Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference P)

     8(a).  Custodian Agreement between Registrant and State Street Bank and
            Trust Company.   (Reference P)

     10(a). Opinion of Counsel (filed with 24e-2)

     11.    Consent of Arthur Andersen

     15(a). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
            Municipal Income Fund. (Reference P)

     15(c). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
            Government Income Fund (Reference O)

     15(d). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Global
            Income Fund. (Reference O)

     15(h). Administration Plan and Service Plan of the Trust.  (Reference X)

     17(a). Transfer Agency Agreement between Registrant and Goldman, Sachs &
            Co.  (Reference P)

     17(c). Power of Attorney of Ms. Beck. (Reference N)

     17(d). Powers of Attorney of Messrs. Armellino, Bakhru, Mayo, Nagel,
            Shuch, Smart, Springer, Strubel, Gilman, Hopkins, Mosior, Richman, Mmes. Mucker and Taylor. (Reference O)

     17(e). Power of Attorney Messr. Ford. (Reference W)

     27     Financial Data Schedule